UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3010

Fidelity Advisor Series VII
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2014

Item 1. Reports to Stockholders

Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Fidelity Advisor® Biotechnology Fund

Fidelity Advisor Communications Equipment Fund

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Electronics Fund

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Fidelity Advisor® Biotechnology Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Communications Equipment Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Consumer Discretionary Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Electronics Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Energy Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Financial Services Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Health Care Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Industrials Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Technology Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Utilities Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Advisor® Biotechnology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	10.63%	23.83%	13.71%
Class T (incl. 3.50% sales charge)	12.85%	24.04%	13.66%
Class B (incl. contingent deferred sales charge) A	11.42%	24.19%	13.77%
Class C (incl. contingent deferred sales charge) B	15.54%	24.40%	13.53%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Class A on July 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity Advisor® Biotechnology Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 17.38%, 16.95%, 16.42% and 16.54%, respectively (excluding sales charges), lagging the 24.79% advance of the MSCI U.S. IMI Biotechnology 25-50 Index but about in line with the S&P 500®. Favorable product stories and investors' preference for companies with earnings growth that was less dependent on the broader U.S. economy spurred solid performance in biotechnology stocks. A large overweighting in Aegerion Pharmaceuticals made this stock by far the fund's biggest detractor versus the MSCI index. In November 2013, the company received a warning letter from the U.S. Food and Drug Administration about its marketing of JUXTAPID®, Aegerion's oral treatment for a rare but potentially fatal disease that causes high cholesterol. I viewed this development as only a temporary setback for the stock, so I significantly increased our stake as the shares declined. A number of other key detractors were strong-performing large-cap index components in which the fund was underweighted: Gilead Sciences, Celgene and Amgen. Gilead was easily the fund's largest holding, with an average weighting of roughly 15% of net assets, so our exposure here was significant but less than the benchmark's. In Amgen's case, I significantly reduced our stake to free up cash for investing in smaller-cap stocks that I thought were undervalued. Conversely, the top relative contributor by a wide margin was Intercept Pharmaceuticals. This stock rocketed higher in January, after the firm announced that a clinical trial of obeticholic acid, a treatment for a common fatty liver disease, was stopped early because the drug was clearly effective. Pacira Pharmaceuticals also contributed to relative performance. This stock rose fairly steadily during the period, as sales of EXPAREL®, the firm's injectable non-opioid pain reliever for post-surgical patients, steadily gained traction. Pacira was an out-of-benchmark position. I'll also mention Puma Biotechnology, which saw the value of its shares more than triple in July, after positive phase three results from testing neratinib as a treatment for women suffering from a form of early-stage breast cancer.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.07%
Actual		$ 1,000.00	$ 956.40	$ 5.19
HypotheticalA		$ 1,000.00	$ 1,019.49	$ 5.36
Class T	1.40%
Actual		$ 1,000.00	$ 954.70	$ 6.79
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class B	1.87%
Actual		$ 1,000.00	$ 952.40	$ 9.05
HypotheticalA		$ 1,000.00	$ 1,015.52	$ 9.35
Class C	1.82%
Actual		$ 1,000.00	$ 952.50	$ 8.81
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Institutional Class	.80%
Actual		$ 1,000.00	$ 957.80	$ 3.88
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Biotechnology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Gilead Sciences, Inc.	15.3	14.3
Celgene Corp.	6.1	5.9
Vertex Pharmaceuticals, Inc.	5.5	3.2
Biogen Idec, Inc.	3.7	7.7
Amgen, Inc.	3.4	9.2
Alexion Pharmaceuticals, Inc.	3.4	4.5
Regeneron Pharmaceuticals, Inc.	3.3	3.2
Puma Biotechnology, Inc.	3.0	1.4
Intercept Pharmaceuticals, Inc.	2.6	3.6
InterMune, Inc.	2.3	0.5
	48.6
Top Industries (% of fund's net assets)
As of July 31, 2014
Biotechnology	94.8%
Pharmaceuticals	5.1%
Life Sciences Tools & Services	0.0%†
Personal Products	0.0%†
Health Care Equipment & Supplies	0.0%†
All Others*	0.1%

As of January 31, 2014
Biotechnology	93.6%
Pharmaceuticals	3.1%
Health Care Providers & Services	0.3%
Life Sciences Tools & Services	0.0%†
Health Care Equipment & Supplies	0.0%†
All Others*	3.0%

* Includes short-term investments and net other assets (liabilities).
† Amount represents less than 0.1%.

Annual Report

Fidelity Advisor Biotechnology Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
BIOTECHNOLOGY - 94.5%
Biotechnology - 94.5%
ACADIA Pharmaceuticals, Inc. (a)(d)	417,586	$ 8,464,468
Acceleron Pharma, Inc.	504,023	14,929,161
Achillion Pharmaceuticals, Inc. (a)(d)	985,172	6,748,428
Acorda Therapeutics, Inc. (a)	613,487	17,956,764
Actelion Ltd.	59,339	7,176,183
Adamas Pharmaceuticals, Inc.	215,821	3,433,712
ADMA Biologics, Inc.	50,300	497,970
Aegerion Pharmaceuticals, Inc. (a)	436,143	14,658,766
Agenus, Inc. (a)	9,425	31,103
Agenus, Inc. warrants 1/9/18 (a)	452,000	25,954
Agios Pharmaceuticals, Inc.	17,087	688,606
Akebia Therapeutics, Inc. (a)(d)	101,100	2,238,354
Alder Biopharmaceuticals, Inc.	115,442	1,949,815
Aldeyra Therapeutics, Inc. (e)	278,295	993,513
Alexion Pharmaceuticals, Inc. (a)	322,999	51,353,611
Alkermes PLC (a)	308,256	13,181,027
Alnylam Pharmaceuticals, Inc. (a)	184,161	9,953,902
AMAG Pharmaceuticals, Inc. (a)(d)	118,935	2,270,469
Ambit Biosciences Corp. (a)	14,910	83,049
Amgen, Inc.	408,817	52,079,198
Anacor Pharmaceuticals, Inc. (a)(d)	246,113	4,097,781
Applied Genetic Technologies Corp.	99,465	1,591,440
Ardelyx, Inc.	232,350	3,359,781
Arena Pharmaceuticals, Inc. (a)(d)	6,328	29,299
ARIAD Pharmaceuticals, Inc. (a)(d)	1,170,695	6,743,203
ArQule, Inc. (a)	950	1,292
Array BioPharma, Inc. (a)	498,104	1,992,416
Arrowhead Research Corp. (a)	553,155	6,997,411
Asterias Biotherapeutics, Inc. (a)	115,914	260,807
Auspex Pharmaceuticals, Inc.	131,243	2,389,935
Avalanche Biotechnologies, Inc. (a)	24,604	688,666
BioCryst Pharmaceuticals, Inc. (a)	168,200	2,105,864
Biogen Idec, Inc. (a)	168,590	56,374,810
BioMarin Pharmaceutical, Inc. (a)	475,338	29,385,395
Bionovo, Inc. warrants 2/2/16 (a)	56,850	1
Bluebird Bio, Inc. (a)	23,249	776,517
Cara Therapeutics, Inc.	184,735	2,355,371
Catalyst Pharmaceutical Partners, Inc.:
warrants 5/2/17 (a)	8,557	8,628
warrants 5/30/17 (a)	17,900	22,600
Celgene Corp. (a)	1,064,361	92,759,061
Cell Therapeutics, Inc. warrants 7/6/16 (a)	46,404	932
Celldex Therapeutics, Inc. (a)(d)	413,902	5,417,977
Cellectar Biosciences, Inc. (a)	6,880	48,160
Cepheid, Inc. (a)	51,400	1,934,696
Cerulean Pharma, Inc.	530,000	2,135,900
Chimerix, Inc. (a)	130,682	2,969,095
Clovis Oncology, Inc. (a)(d)	140,534	5,122,464
CTI BioPharma Corp. (a)(d)	464,007	1,201,778
Cubist Pharmaceuticals, Inc.	262,881	16,009,453

	Shares	Value
Cytokinetics, Inc. (a)	67,916	$ 287,285
Cytokinetics, Inc. warrants 6/25/17 (a)	244,500	1,315
Dendreon Corp. (a)(d)	327,540	678,008
Dicerna Pharmaceuticals, Inc. (d)	45,606	685,002
Durata Therapeutics, Inc. (a)(d)	129,737	1,668,418
Dyax Corp. (a)	1,096,505	10,329,077
Dynavax Technologies Corp. (a)	5,369	7,946
Eleven Biotherapeutics, Inc. (d)	123,940	1,359,622
Emergent BioSolutions, Inc. (a)	146,555	3,224,210
Enanta Pharmaceuticals, Inc. (a)(d)	140,822	5,296,315
Epizyme, Inc. (a)(d)	647,371	20,275,660
Esperion Therapeutics, Inc. (a)(d)	10,708	153,446
Exact Sciences Corp. (a)(d)	183,159	2,859,112
Exelixis, Inc. (a)(d)	263,845	1,065,934
Fate Therapeutics, Inc.	145,502	877,377
Fibrocell Science, Inc. (a)	279,800	937,330
Foundation Medicine, Inc.	159,200	3,585,184
Genmab A/S (a)	113,500	4,551,659
Genocea Biosciences, Inc. (d)	97,179	1,691,886
Genomic Health, Inc. (a)	54,120	1,378,978
Geron Corp. (a)(d)	2,782,517	6,691,953
Gilead Sciences, Inc. (a)	2,554,512	233,865,568
Halozyme Therapeutics, Inc. (a)(d)	410,617	3,999,410
Heron Therapeutics, Inc. (a)(d)	65,145	572,625
Hyperion Therapeutics, Inc. (a)(d)	291,271	6,632,241
Ignyta, Inc. (a)(d)	237,700	1,930,124
Immune Design Corp. (a)	140,400	1,684,800
ImmunoGen, Inc. (a)(d)	184,438	1,988,242
Immunomedics, Inc. (a)(d)	575,159	1,863,515
Incyte Corp. (a)	450,174	21,414,777
Infinity Pharmaceuticals, Inc. (a)	185,334	1,684,686
Insys Therapeutics, Inc. (a)(d)	166,692	4,505,685
Intercept Pharmaceuticals, Inc. (a)	168,060	39,050,422
InterMune, Inc. (a)	804,065	35,274,332
Intrexon Corp. (d)	109,008	2,407,987
Ironwood Pharmaceuticals, Inc. Class A (a)	670,651	9,925,635
Isis Pharmaceuticals, Inc. (a)(d)	355,594	11,019,858
KaloBios Pharmaceuticals, Inc. (a)	165,702	273,408
Karyopharm Therapeutics, Inc. (d)	475,382	16,491,002
Keryx Biopharmaceuticals, Inc. (a)(d)	453,112	6,819,336
Kindred Biosciences, Inc.	191,920	2,924,861
Kite Pharma, Inc.	120,180	2,824,230
KYTHERA Biopharmaceuticals, Inc. (a)(d)	219,330	7,365,101
La Jolla Pharmaceutical Co. (a)(d)	189,944	1,850,055
Lexicon Pharmaceuticals, Inc. (a)	1,437,492	2,113,113
Ligand Pharmaceuticals, Inc. Class B (a)	156,285	7,684,533
Lion Biotechnologies, Inc. (a)	89,246	638,109
Macrogenics, Inc.	461,857	9,375,697
MannKind Corp. (a)(d)	1,151,662	9,627,894
Medivation, Inc. (a)	408,359	30,312,489
Merrimack Pharmaceuticals, Inc. (a)	60,200	355,782
MiMedx Group, Inc. (a)(d)	250,413	1,730,354
Common Stocks - continued
	Shares	Value
BIOTECHNOLOGY - CONTINUED
Biotechnology - continued
Minerva Neurosciences, Inc.	228,600	$ 1,442,466
Mirati Therapeutics, Inc. (a)	25,300	459,701
Momenta Pharmaceuticals, Inc. (a)	121,037	1,287,834
Myriad Genetics, Inc. (a)(d)	234,057	8,449,458
Neurocrine Biosciences, Inc. (a)	624,728	8,483,806
NewLink Genetics Corp. (a)(d)	252,479	5,347,505
Novavax, Inc. (a)(d)	2,301,331	9,964,763
Novelos Therapeutics, Inc. warrants 12/6/16 (a)	137,600	1
NPS Pharmaceuticals, Inc. (a)	439,525	12,280,329
OncoMed Pharmaceuticals, Inc. (d)	120,434	2,600,170
Ophthotech Corp. (d)	624,137	24,378,791
Opko Health, Inc. (a)(d)	791,951	6,985,008
Oragenics, Inc. (a)	250,308	438,039
Orexigen Therapeutics, Inc. (a)(d)	1,349,072	6,731,869
Organovo Holdings, Inc. (a)(d)	244,983	1,854,521
Osiris Therapeutics, Inc. (a)	203,971	3,018,771
OvaScience, Inc. (a)(d)	96,100	942,741
PDL BioPharma, Inc. (d)	99,788	936,011
Pharmacyclics, Inc. (a)	185,133	22,297,419
PolyMedix, Inc. (a)	7,142	143
PolyMedix, Inc. warrants 4/10/16 (a)	163,833	2
Portola Pharmaceuticals, Inc. (a)	248,117	6,237,661
Progenics Pharmaceuticals, Inc. (a)	607,944	2,905,972
Prosensa Holding BV (a)(d)	112,766	1,113,000
Protalix BioTherapeutics, Inc. (a)(d)	90,943	299,202
Prothena Corp. PLC (a)	54,500	946,120
PTC Therapeutics, Inc. (a)	233,912	6,179,955
Puma Biotechnology, Inc. (a)	203,549	45,130,884
Raptor Pharmaceutical Corp. (a)(d)	228,373	1,966,292
Receptos, Inc. (a)	229,010	9,483,304
Regeneron Pharmaceuticals, Inc. (a)	158,080	49,988,058
Regulus Therapeutics, Inc. (a)(d)	186,217	1,189,927
Repligen Corp. (a)	228,585	4,793,427
Rigel Pharmaceuticals, Inc. (a)	416,077	1,360,572
Sage Therapeutics, Inc. (a)	226,646	6,395,950
Sage Therapeutics, Inc.	25,896	657,707
Sangamo Biosciences, Inc. (a)(d)	982,368	11,670,532
Sarepta Therapeutics, Inc. (a)(d)	160,901	3,433,627
Seattle Genetics, Inc. (a)(d)	196,850	6,929,120
Sophiris Bio, Inc. (a)	141,653	368,298
Sorrento Therapeutics, Inc. (a)	45,800	249,152
Spectrum Pharmaceuticals, Inc. (a)	338,247	2,381,259
Stemline Therapeutics, Inc. (a)(d)	292,993	3,753,240
Sunesis Pharmaceuticals, Inc. (a)	443,217	2,916,368
Synageva BioPharma Corp. (a)(d)	168,200	11,506,562
Synergy Pharmaceuticals, Inc. (a)(d)	242,484	885,067
Synergy Pharmaceuticals, Inc. warrants 11/14/16 (a)	20,600	21,630

	Shares	Value
Synta Pharmaceuticals Corp. (a)(d)	471,286	$ 1,861,580
Synthetic Biologics, Inc. (a)	100	175
TESARO, Inc. (a)	153,779	4,422,684
Threshold Pharmaceuticals, Inc. (a)	92,584	389,779
Threshold Pharmaceuticals, Inc. warrants 3/16/16 (a)	35,146	67,297
Ultragenyx Pharmaceutical, Inc.	71,735	3,134,820
uniQure B.V.	63,432	648,275
United Therapeutics Corp. (a)	152,594	13,876,898
Verastem, Inc. (a)	202,208	1,494,317
Versartis, Inc. (a)(d)	211,002	4,304,441
Versartis, Inc.	97,274	1,785,951
Vertex Pharmaceuticals, Inc. (a)	951,126	84,564,613
Vical, Inc. (a)	659,862	864,419
Vital Therapies, Inc.	180,500	4,133,450
Xencor, Inc.	187,673	1,812,921
XOMA Corp. (a)	709,143	2,751,475
Zafgen, Inc. (d)	891,452	15,600,410
Zafgen, Inc.	129,125	2,033,719
ZIOPHARM Oncology, Inc. (a)(d)	59,779	187,108
		1,445,902,940
HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
Health Care Equipment - 0.0%
Alsius Corp. (a)	14,200	0
InVivo Therapeutics Holdings Corp. (a)	98,300	90,436
		90,436
LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Sciences Tools & Services - 0.0%
BG Medicine, Inc. (a)(d)	75,570	71,792
ChromaDex, Inc. (a)	143,866	192,780
Transgenomic, Inc. (a)	16,258	64,056
Transgenomic, Inc. warrants 2/3/17 (a)	81,000	1
		328,629
PERSONAL PRODUCTS - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	6,666	91,991
PHARMACEUTICALS - 5.0%
Pharmaceuticals - 5.0%
AcelRx Pharmaceuticals, Inc. (a)(d)	52,410	364,774
Achaogen, Inc. (a)	141,215	1,526,534
ALK-Abello A/S	1,500	216,318
Aradigm Corp. (a)	8,241	69,505
Aradigm Corp. (a)	545	4,633
Auxilium Pharmaceuticals, Inc. (a)(d)	200,238	4,008,765
AVANIR Pharmaceuticals Class A (a)	1,482,487	7,723,757
ContraVir Pharmaceuticals, Inc. (a)(d)	23,908	30,124
Egalet Corp. (d)	196,663	2,379,622
Endocyte, Inc. (a)	1,544	10,244
Horizon Pharma, Inc. (a)(d)	811,450	6,897,325
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Horizon Pharma, Inc. warrants 9/25/17 (a)	55,250	$ 226,964
Intra-Cellular Therapies, Inc. (d)	225,154	3,262,481
Jazz Pharmaceuticals PLC (a)	70,620	9,867,733
NeurogesX, Inc. (a)	187,202	880
Pacira Pharmaceuticals, Inc. (a)	152,160	13,998,720
Parnell Pharmaceuticals Holdings Ltd.	123,569	768,599
Perrigo Co. PLC	49	7,372
Relypsa, Inc.	182,613	4,128,880
Repros Therapeutics, Inc. (a)(d)	211,800	2,969,436
TherapeuticsMD, Inc. (a)(d)	818,700	3,798,768
Theravance Biopharma, Inc. (a)(d)	44,290	1,241,449
Theravance, Inc. (a)(d)	249,076	5,404,949
Zogenix, Inc. (a)	1,284,991	1,696,188
Zogenix, Inc. warrants 7/27/17 (a)	32,985	0
ZS Pharma, Inc.	191,186	5,355,120
		75,959,140
TOTAL COMMON STOCKS (Cost $1,192,632,509)		1,522,373,136
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.4%
BIOTECHNOLOGY - 0.3%
Biotechnology - 0.3%
Avalanche Biotechnologies, Inc. Series B (f)	89,832	2,262,958
ProQR Therapeutics BV (f)	2,337	1,643,477
		3,906,435
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
aTyr Pharma, Inc. 8.00% (a)(f)	282,494	714,427
Kolltan Pharmaceuticals, Inc. Series D (f)	1,610,391	1,610,391
		2,324,818
TOTAL CONVERTIBLE PREFERRED STOCKS		6,231,253
Nonconvertible Preferred Stocks - 0.0%
BIOTECHNOLOGY - 0.0%
Biotechnology - 0.0%
Moderna LLC Series D, 8.00% (f)	26,918	574,161

	Shares	Value
PHARMACEUTICALS - 0.0%
Pharmaceuticals - 0.0%
Equilibrate Asia Therapeutics Series D (a)(f)	299,320	$ 4,885
Equilibrate Worldwide Therapeutics Series D (a)(f)	299,320	12,024
Neuropathic Worldwide Therapeutics Series D (a)(f)	299,320	2,254
Oculus Worldwide Therapeutics Series D (a)(f)	299,320	3,756
Orchestrate U.S. Therapeutics, Inc. Series D (a)(f)	299,320	5,259
Orchestrate Worldwide Therapeutics Series D (a)(f)	299,320	9,393
		37,571
TOTAL NONCONVERTIBLE PREFERRED STOCKS		611,732
TOTAL PREFERRED STOCKS (Cost $5,308,379)		6,842,985
Money Market Funds - 8.4%

Fidelity Cash Central Fund, 0.11% (b)	6,633,107	6,633,107
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	121,475,612	121,475,612
TOTAL MONEY MARKET FUNDS (Cost $128,108,719)		128,108,719
TOTAL INVESTMENT PORTFOLIO - 108.3% (Cost $1,326,049,607)		1,657,324,840
NET OTHER ASSETS (LIABILITIES) - (8.3)%		(126,798,273)
NET ASSETS - 100%		$ 1,530,526,567
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,842,985 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
aTyr Pharma, Inc. 8.00%	4/8/13 - 5/17/13	$ 714,427
Avalanche Biotechnologies, Inc. Series B	4/17/14	$ 676,435
Equilibrate Asia Therapeutics Series D	5/17/13	$ 4,885
Equilibrate Worldwide Therapeutics Series D	5/17/13	$ 12,024
Kolltan Pharmaceuticals, Inc. Series D	3/13/14	$ 1,610,391
Moderna LLC Series D, 8.00%	11/6/13	$ 574,161
Neuropathic Worldwide Therapeutics Series D	5/17/13	$ 2,254
Oculus Worldwide Therapeutics Series D	5/17/13	$ 3,756
Orchestrate U.S. Therapeutics, Inc. Series D	5/17/13	$ 5,259
Orchestrate Worldwide Therapeutics Series D	5/17/13	$ 9,393
ProQR Therapeutics BV	4/17/14	$ 1,695,394
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,703
Fidelity Securities Lending Cash Central Fund	2,336,849
Total	$ 2,349,552
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aldeyra Therapeutics, Inc.	$ -	$ 2,219,341	$ -	$ -	$ 993,513
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,522,373,136	$ 1,517,542,064	$ 4,831,072	$ -
Preferred Stocks	6,842,985	-	2,262,958	4,580,027
Money Market Funds	128,108,719	128,108,719	-	-
Total Investments in Securities:	$ 1,657,324,840	$ 1,645,650,783	$ 7,094,030	$ 4,580,027

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $113,523,863) - See accompanying schedule: Unaffiliated issuers (cost $1,195,721,547)	$ 1,528,222,608
Fidelity Central Funds (cost $128,108,719)	128,108,719
Other affiliated issuers (cost $2,219,341)	993,513
Total Investments (cost $1,326,049,607)		$ 1,657,324,840
Receivable for investments sold		2,417,358
Receivable for fund shares sold		4,396,165
Distributions receivable from Fidelity Central Funds		397,907
Other receivables		2,321
Total assets		1,664,538,591

Liabilities
Payable for investments purchased	$ 7,112,941
Payable for fund shares redeemed	3,836,805
Accrued management fee	704,864
Distribution and service plan fees payable	473,542
Other affiliated payables	299,092
Other payables and accrued expenses	109,168
Collateral on securities loaned, at value	121,475,612
Total liabilities		134,012,024

Net Assets		$ 1,530,526,567
Net Assets consist of:
Paid in capital		$ 1,197,814,678
Accumulated net investment loss		(6,816,483)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,253,139
Net unrealized appreciation (depreciation) on investments		331,275,233
Net Assets		$ 1,530,526,567

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($602,624,740 ÷ 29,846,642 shares)	$ 20.19

Maximum offering price per share (100/94.25 of $20.19)	$ 21.42
Class T: Net Asset Value and redemption price per share ($95,944,608 ÷ 4,946,945 shares)	$ 19.39

Maximum offering price per share (100/96.50 of $19.39)	$ 20.09
Class B: Net Asset Value and offering price per share ($6,100,958 ÷ 338,728 shares)A	$ 18.01

Class C: Net Asset Value and offering price per share ($359,967,256 ÷ 19,952,054 shares)A	$ 18.04

Institutional Class: Net Asset Value, offering price and redemption price per share ($465,889,005 ÷ 22,084,357 shares)	$ 21.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Biotechnology Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 2,482,457
Interest		2,977
Income from Fidelity Central Funds (including $2,336,849 from security lending)		2,349,552
Total income		4,834,986

Expenses
Management fee	$ 6,811,384
Transfer agent fees	2,583,031
Distribution and service plan fees	4,548,469
Accounting and security lending fees	411,556
Custodian fees and expenses	59,779
Independent trustees' compensation	27,881
Registration fees	237,578
Audit	46,947
Legal	12,413
Interest	1,541
Miscellaneous	10,548
Total expenses before reductions	14,751,127
Expense reductions	(34,011)	14,717,116
Net investment income (loss)		(9,882,130)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,834,775
Foreign currency transactions	918
Total net realized gain (loss)		15,835,693
Change in net unrealized appreciation (depreciation) on investment securities		126,643,560
Net gain (loss)		142,479,253
Net increase (decrease) in net assets resulting from operations		$ 132,597,123

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (9,882,130)	$ (2,400,307)
Net realized gain (loss)	15,835,693	(3,418,106)
Change in net unrealized appreciation (depreciation)	126,643,560	172,587,152
Net increase (decrease) in net assets resulting from operations	132,597,123	166,768,739
Distributions to shareholders from net realized gain	(3,083,051)	(10,422,000)
Share transactions - net increase (decrease)	713,552,409	368,981,342
Redemption fees	133,198	20,216
Total increase (decrease) in net assets	843,199,679	525,348,297

Net Assets
Beginning of period	687,326,888	161,978,591
End of period (including accumulated net investment loss of $6,816,483 and accumulated net investment loss of $1,831,365, respectively)	$ 1,530,526,567	$ 687,326,888

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 17.25	$ 11.79	$ 8.81	$ 6.67	$ 6.94
Income from Investment Operations
Net investment income (loss) C	(.13)	(.09)	(.07)	(.07) F	(.08) G
Net realized and unrealized gain (loss)	3.12	6.24	3.05	2.21	(.19)
Total from investment operations	2.99	6.15	2.98	2.14	(.27)
Distributions from net realized gain	(.05)	(.69)	-	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 20.19	$ 17.25	$ 11.79	$ 8.81	$ 6.67
Total ReturnA, B	17.38%	54.94%	33.83%	32.08%	(3.89)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.08%	1.15%	1.27%	1.35%	1.39%
Expenses net of fee waivers, if any	1.08%	1.15%	1.27%	1.35%	1.39%
Expenses net of all reductions	1.08%	1.14%	1.27%	1.34%	1.38%
Net investment income (loss)	(.68)%	(.63)%	(.73)%	(.91)% F	(1.15)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 602,625	$ 286,695	$ 68,993	$ 30,639	$ 20,154
Portfolio turnover rateE	50%	22%	82%	99%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 16.63	$ 11.42	$ 8.56	$ 6.50	$ 6.78
Income from Investment Operations
Net investment income (loss) C	(.19)	(.12)	(.10)	(.09) F	(.09) G
Net realized and unrealized gain (loss)	3.00	6.02	2.96	2.15	(.19)
Total from investment operations	2.81	5.90	2.86	2.06	(.28)
Distributions from net realized gain	(.05)	(.69)	-	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 19.39	$ 16.63	$ 11.42	$ 8.56	$ 6.50
Total ReturnA, B	16.95%	54.50%	33.41%	31.69%	(4.13)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.41%	1.46%	1.56%	1.64%	1.69%
Expenses net of fee waivers, if any	1.41%	1.46%	1.56%	1.64%	1.65%
Expenses net of all reductions	1.40%	1.46%	1.56%	1.64%	1.64%
Net investment income (loss)	(1.01)%	(.94)%	(1.02)%	(1.21)% F	(1.41)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,945	$ 67,887	$ 28,154	$ 16,454	$ 11,684
Portfolio turnover rateE	50%	22%	82%	99%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.34)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.55)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 15.52	$ 10.75	$ 8.09	$ 6.17	$ 6.47
Income from Investment Operations
Net investment income (loss) C	(.26)	(.17)	(.13)	(.12) F	(.12) G
Net realized and unrealized gain (loss)	2.80	5.63	2.79	2.04	(.18)
Total from investment operations	2.54	5.46	2.66	1.92	(.30)
Distributions from net realized gain	(.05)	(.69)	-	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.01	$ 15.52	$ 10.75	$ 8.09	$ 6.17
Total ReturnA, B	16.42%	53.76%	32.88%	31.12%	(4.64)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.89%	1.94%	2.03%	2.10%	2.14%
Expenses net of fee waivers, if any	1.89%	1.94%	2.03%	2.10%	2.14%
Expenses net of all reductions	1.88%	1.94%	2.02%	2.09%	2.13%
Net investment income (loss)	(1.49)%	(1.42)%	(1.49)%	(1.66)% F	(1.90)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,101	$ 8,136	$ 6,349	$ 5,849	$ 6,297
Portfolio turnover rateE	50%	22%	82%	99%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.79)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 15.53	$ 10.76	$ 8.10	$ 6.18	$ 6.47
Income from Investment Operations
Net investment income (loss) C	(.25)	(.17)	(.13)	(.12) F	(.12) G
Net realized and unrealized gain (loss)	2.81	5.63	2.79	2.04	(.17)
Total from investment operations	2.56	5.46	2.66	1.92	(.29)
Distributions from net realized gain	(.05)	(.69)	-	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.04	$ 15.53	$ 10.76	$ 8.10	$ 6.18
Total ReturnA, B	16.54%	53.71%	32.84%	31.07%	(4.48)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.83%	1.88%	2.01%	2.10%	2.14%
Expenses net of fee waivers, if any	1.83%	1.88%	2.01%	2.10%	2.14%
Expenses net of all reductions	1.83%	1.87%	2.01%	2.09%	2.13%
Net investment income (loss)	(1.43)%	(1.36)%	(1.47)%	(1.66)% F	(1.90)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 359,967	$ 146,684	$ 31,710	$ 15,787	$ 11,421
Portfolio turnover rateE	50%	22%	82%	99%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.79)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 17.97	$ 12.22	$ 9.10	$ 6.87	$ 7.12
Income from Investment Operations
Net investment income (loss) B	(.08)	(.05)	(.04)	(.05) E	(.06) F
Net realized and unrealized gain (loss)	3.26	6.49	3.16	2.28	(.19)
Total from investment operations	3.18	6.44	3.12	2.23	(.25)
Distributions from net realized gain	(.05)	(.69)	-	-	-
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 21.10	$ 17.97	$ 12.22	$ 9.10	$ 6.87
Total ReturnA	17.74%	55.39%	34.29%	32.46%	(3.51)%
Ratios to Average Net Assets C, G
Expenses before reductions	.81%	.85%	.95%	1.04%	1.07%
Expenses net of fee waivers, if any	.81%	.85%	.95%	1.04%	1.07%
Expenses net of all reductions	.80%	.84%	.94%	1.03%	1.06%
Net investment income (loss)	(.41)%	(.32)%	(.40)%	(.60)% E	(.83)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 465,889	$ 177,926	$ 26,772	$ 5,903	$ 3,008
Portfolio turnover rateD	50%	22%	82%	99%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.73)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.97)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 448,874,092
Gross unrealized depreciation	(123,618,223)
Net unrealized appreciation (depreciation) on securities	$ 325,255,869

Tax Cost	$ 1,332,068,971

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 14,272,505
Net unrealized appreciation (depreciation) on securities and other investments	$ 325,255,869

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Long-term Capital Gains	$ 3,083,051	$ 10,422,000

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,320,090,617 and $610,606,472, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,277,012	$ 34,881
Class T	.25%	.25%	434,339	2,886
Class B	.75%	.25%	77,485	58,326
Class C	.75%	.25%	2,759,633	1,738,659
			$ 4,548,469	$ 1,834,752

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,085,516
Class T	76,720
Class B*	13,831
Class C*	127,045
$ 1,303,112

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,070,342.21
Class T	248,578.29
Class B	20,560.27
Class C	575,016.21
Institutional Class	668,535.19
	$ 2,583,031

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $26,947 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,730,048.32%		$ 1,236

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,946 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $4,645,000. The weighted average interest rate was .59%. The interest expense amounted to $305 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $34,011 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net realized gain
Class A	$ 1,291,021	$ 4,291,683
Class T	234,772	1,771,667
Class B	24,488	386,626
Class C	722,216	2,278,583
Institutional Class	810,554	1,693,441
Total	$ 3,083,051	$ 10,422,000

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	26,291,422	13,694,524	$ 513,888,215	$ 191,221,226
Reinvestment of distributions	64,680	314,111	1,162,299	3,649,967
Shares redeemed	(13,129,582)	(3,240,220)	(254,303,314)	(42,003,741)
Net increase (decrease)	13,226,520	10,768,415	$ 260,747,200	$ 152,867,452
Class T
Shares sold	2,490,442	2,069,871	$ 47,007,190	$ 26,930,551
Reinvestment of distributions	13,197	149,494	228,306	1,678,816
Shares redeemed	(1,639,876)	(601,268)	(30,470,117)	(7,670,183)
Net increase (decrease)	863,763	1,618,097	$ 16,765,379	$ 20,939,184
Class B
Shares sold	92,681	144,734	$ 1,623,597	$ 1,825,757
Reinvestment of distributions	1,384	32,327	22,292	340,408
Shares redeemed	(279,647)	(243,257)	(4,810,522)	(2,832,185)
Net increase (decrease)	(185,582)	(66,196)	$ (3,164,633)	$ (666,020)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class C
Shares sold	14,509,075	7,472,327	$ 256,484,365	$ 93,824,317
Reinvestment of distributions	36,658	172,010	591,299	1,812,981
Shares redeemed	(4,036,055)	(1,149,639)	(69,713,827)	(13,555,676)
Net increase (decrease)	10,509,678	6,494,698	$ 187,361,837	$ 82,081,622
Institutional Class
Shares sold	21,677,297	9,398,986	$ 442,824,898	$ 138,330,404
Reinvestment of distributions	35,974	114,710	674,146	1,385,697
Shares redeemed	(9,529,193)	(1,804,114)	(191,656,418)	(25,956,997)
Net increase (decrease)	12,184,078	7,709,582	$ 251,842,626	$ 113,759,104

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Communications Equipment Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	10.11%	9.63%	6.00%
Class T (incl. 3.50% sales charge) C	12.47%	9.88%	5.98%
Class B (incl. contingent deferred sales charge)A,C	11.06%	9.82%	6.07%
Class C (incl. contingent deferred sales charge)B,C	14.95%	10.11%	5.82%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Communications Equipment Fund was named Fidelity Advisor Developing Communications Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Communications Equipment Fund - Class A on July 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Communications Equipment

Fidelity Advisor Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Ali Khan, Portfolio Manager of Fidelity Advisor® Communications Equipment Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 16.83%, 16.55%, 16.06% and 15.95%, respectively (excluding sales charges), straddling the 16.29% advance of the S&P® Custom Communications Equipment Index and trailing the S&P 500®. While communications equipment stocks handily outperformed the broader market during the first six months of the period, driven especially by strength in the technology hardware, storage & peripherals segment, the S&P 500® played some catch-up in the second half. I generally had good success with my method of buying above-average businesses at below-average valuations. However, our positions in two stocks in the industry benchmark were particularly unrewarding and kept the fund from finishing with better relative results. The fund's largest relative detractor was Finland-based Nokia, an index component in which the fund had a sizable underweighting to start the period because I thought the firm faced significant challenges from smartphone rivals such as Apple and Korea's Samsung Electronics. However, Nokia's stock price more than doubled during the period, with most of this gain occurring in September 2013, the month Microsoft announced plans to buy the company's handset business and license many of its patents. I added to our stake here to bring the position more in line with the fund's other telecom equipment holdings, although Nokia remained an underweighting at period end. The other significant relative detractor was Arris Group, an index component the fund didn't own that also posted an advance of more than 100% during the period. I was skeptical of the company's ability to integrate a recent large acquisition, but this process went more smoothly than I expected, which helped its stock. Conversely, the fund's top relative contributor was JDS Uniphase, a poorly performing index stock I avoided for most of the first half of the period. Like many telecom-related companies, this one tends to experience cyclical ebbs and flows in its fundamentals, and I thought investors had become too negative on the stock, so I established a stake in January. This worked out well, as I managed to avoid most of the downside in this stock. A non-benchmark position in Apple also worked out well. About six months prior to the start of the period, sentiment about this stock was relatively negative, and it was trading at a discount to similar companies. Apple was a good fit for my emphasis on high quality at reasonable valuation, so I established a position here. The stock responded with a gain of 51% for the year, so I trimmed our stake to nail down profits. An out-of-benchmark position in specialty server provider Super Micro Computer also proved timely. As I anticipated, the company's costs fell back in line and profits expanded when hard-disk drive manufacturing plants of the firm's Thailand-based suppliers came on line after recent flooding there abated. Subsequently, I thought this stock's price reflected most of the improvement I had anticipated, so I liquidated the position. The fund's cash position also lifted relative performance during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Communications Equipment Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.40%
Actual		$ 1,000.00	$ 1,052.00	$ 7.12
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,051.00	$ 8.39
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,048.70	$ 10.92
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,047.70	$ 10.92
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,052.90	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Communications Equipment Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	17.6	18.1
QUALCOMM, Inc.	14.8	16.0
Nokia Corp. sponsored ADR	5.5	4.5
Juniper Networks, Inc.	4.7	5.8
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4.6	4.4
Alcatel-Lucent SA sponsored ADR	3.5	3.6
Riverbed Technology, Inc.	3.3	3.0
F5 Networks, Inc.	3.3	4.9
Plantronics, Inc.	2.5	1.7
Motorola Solutions, Inc.	2.3	2.5
	62.1
Top Industries (% of fund's net assets)
As of July 31, 2014
Communications Equipment	73.4%
Technology Hardware, Storage & Peripherals	8.9%
Software	3.6%
Semiconductors & Semiconductor Equipment	2.7%
Internet Software & Services	2.5%
All Others*	8.9%

As of January 31, 2014
Communications Equipment	85.3%
Semiconductors & Semiconductor Equipment	2.9%
Computers & Peripherals	2.6%
Internet Software & Services	1.8%
IT Services	1.7%
All Others*	5.7%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Communications Equipment Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 91.9%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 73.4%
Communications Equipment - 73.4%
ADTRAN, Inc.	2,100	$ 46,704
ADVA Optical Networking SE (a)	16,128	59,994
Alcatel-Lucent SA sponsored ADR	147,057	504,406
Aruba Networks, Inc. (a)	12,340	220,392
Calix Networks, Inc. (a)	3,500	32,515
Ciena Corp. (a)(d)	4,200	82,026
Cisco Systems, Inc.	100,724	2,541,267
Comtech Telecommunications Corp.	400	13,520
Emulex Corp. (a)	5,200	30,576
F5 Networks, Inc. (a)	4,265	480,196
Finisar Corp. (a)(d)	3,900	76,947
InterDigital, Inc.	2,800	123,452
Ixia (a)	13,700	146,590
JDS Uniphase Corp. (a)	10,400	123,448
Juniper Networks, Inc.	28,588	672,962
Motorola Solutions, Inc.	5,247	334,129
NETGEAR, Inc. (a)	4,800	150,288
Palo Alto Networks, Inc. (a)	2,900	234,494
Plantronics, Inc.	7,800	366,366
Polycom, Inc. (a)	16,299	208,953
Procera Networks, Inc. (a)	1,200	12,012
QUALCOMM, Inc.	28,981	2,135,900
Radware Ltd. (a)	15,100	247,489
Riverbed Technology, Inc. (a)	26,858	480,758
Ruckus Wireless, Inc. (a)	14,900	192,359
Sonus Networks, Inc. (a)	47,600	168,028
Spirent Communications PLC	46,800	81,304
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	53,020	659,039
ViaSat, Inc. (a)	2,300	134,481
Wi-Lan, Inc. (d)	15,100	48,471
		10,609,066
ELECTRICAL EQUIPMENT - 0.4%
Electrical Components & Equipment - 0.4%
General Cable Corp.	2,500	55,575
HEALTH CARE TECHNOLOGY - 0.4%
Health Care Technology - 0.4%
Vocera Communications, Inc. (a)	4,500	56,565
INTERNET SOFTWARE & SERVICES - 2.5%
Internet Software & Services - 2.5%
Google, Inc.:
Class A (a)	299	173,285
Class C (a)	309	176,624
Rackspace Hosting, Inc. (a)	600	18,174
		368,083
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
Semiconductors - 2.7%
Altera Corp.	8,200	268,304

	Shares	Value
Semtech Corp. (a)	3,100	$ 69,223
Xilinx, Inc.	1,400	57,582
		395,109
SOFTWARE - 3.6%
Application Software - 0.8%
BroadSoft, Inc. (a)	3,500	85,400
Interactive Intelligence Group, Inc. (a)	700	31,759
		117,159
Systems Software - 2.8%
Gigamon, Inc. (a)(d)	3,400	39,236
Imperva, Inc. (a)	2,400	53,208
Infoblox, Inc. (a)	7,100	86,052
Oracle Corp.	2,900	117,131
Rovi Corp. (a)	1,800	42,066
Symantec Corp.	2,700	63,882
		401,575
TOTAL SOFTWARE		518,734
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 8.9%
Technology Hardware, Storage & Peripherals - 8.9%
Apple, Inc.	732	69,957
BlackBerry Ltd. (a)(d)	31,900	297,627
Nokia Corp. sponsored ADR	99,920	792,366
QLogic Corp. (a)	13,500	122,850
		1,282,800
TOTAL COMMON STOCKS (Cost $10,944,115)		13,285,932
Money Market Funds - 12.9%

Fidelity Cash Central Fund, 0.11% (b)	1,291,510	1,291,510
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	575,130	575,130
TOTAL MONEY MARKET FUNDS (Cost $1,866,640)		1,866,640
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $12,810,755)		15,152,572
NET OTHER ASSETS (LIABILITIES) - (4.8)%		(698,431)
NET ASSETS - 100%		$ 14,454,141
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 870
Fidelity Securities Lending Cash Central Fund	8,602
Total	$ 9,472
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	81.3%
Finland	5.5%
Sweden	4.6%
France	3.5%
Canada	2.4%
Israel	1.7%
Others (Individually Less Than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $537,295) - See accompanying schedule: Unaffiliated issuers (cost $10,944,115)	$ 13,285,932
Fidelity Central Funds (cost $1,866,640)	1,866,640
Total Investments (cost $12,810,755)		$ 15,152,572
Receivable for investments sold		15,024
Receivable for fund shares sold		35,128
Dividends receivable		309
Distributions receivable from Fidelity Central Funds		200
Receivable from investment adviser for expense reductions		1,773
Other receivables		144
Total assets		15,205,150

Liabilities
Payable for investments purchased	$ 117,216
Payable for fund shares redeemed	4,450
Accrued management fee	6,703
Distribution and service plan fees payable	5,337
Other affiliated payables	3,821
Other payables and accrued expenses	38,352
Collateral on securities loaned, at value	575,130
Total liabilities		751,009

Net Assets		$ 14,454,141
Net Assets consist of:
Paid in capital		$ 12,822,685
Undistributed net investment income		23,615
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(733,978)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,341,819
Net Assets		$ 14,454,141

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,724,918 ÷ 395,651 shares)	$ 11.94

Maximum offering price per share (100/94.25 of $11.94)	$ 12.67
Class T: Net Asset Value and redemption price per share ($3,994,896 ÷ 345,995 shares)	$ 11.55

Maximum offering price per share (100/96.50 of $11.55)	$ 11.97
Class B: Net Asset Value and offering price per share ($398,527 ÷ 37,018 shares)A	$ 10.77

Class C: Net Asset Value and offering price per share ($2,744,102 ÷ 255,018 shares)A	$ 10.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,591,698 ÷ 209,876 shares)	$ 12.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Communications Equipment Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 221,137
Special dividends		35,460
Interest		20
Income from Fidelity Central Funds		9,472
Income before foreign taxes withheld		266,089
Less foreign taxes withheld		(15,265)
Total income		250,824

Expenses
Management fee	$ 77,401
Transfer agent fees	40,560
Distribution and service plan fees	58,052
Accounting and security lending fees	5,571
Custodian fees and expenses	8,600
Independent trustees' compensation	335
Registration fees	53,414
Audit	46,702
Legal	256
Interest	547
Miscellaneous	517
Total expenses before reductions	291,955
Expense reductions	(73,726)	218,229
Net investment income (loss)		32,595
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	685,929
Foreign currency transactions	(136)
Total net realized gain (loss)		685,793
Change in net unrealized appreciation (depreciation) on: Investment securities	1,223,848
Assets and liabilities in foreign currencies	2
Total change in net unrealized appreciation (depreciation)		1,223,850
Net gain (loss)		1,909,643
Net increase (decrease) in net assets resulting from operations		$ 1,942,238

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,595	$ (7,046)
Net realized gain (loss)	685,793	329,684
Change in net unrealized appreciation (depreciation)	1,223,850	2,517,574
Net increase (decrease) in net assets resulting from operations	1,942,238	2,840,212
Distributions to shareholders from net investment income	-	(3,925)
Share transactions - net increase (decrease)	1,539,076	(1,708,594)
Redemption fees	568	1,030
Total increase (decrease) in net assets	3,481,882	1,128,723

Net Assets
Beginning of period	10,972,259	9,843,536
End of period (including undistributed net investment income of $23,615 and accumulated net investment loss of $8,844, respectively)	$ 14,454,141	$ 10,972,259

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.22	$ 7.71	$ 9.73	$ 8.67	$ 7.28
Income from Investment Operations
Net investment income (loss) C	.04 F	.02	(.01)	(.06)	(.11)
Net realized and unrealized gain (loss)	1.68	2.50	(1.81)	1.12	1.50
Total from investment operations	1.72	2.52	(1.82)	1.06	1.39
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	-	-	(.20)	-	-
Total distributions	-	(.01)	(.20)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.94	$ 10.22	$ 7.71	$ 9.73	$ 8.67
Total ReturnA, B	16.83%	32.65%	(18.88)%	12.23%	19.09%
Ratios to Average Net Assets D, G
Expenses before reductions	1.96%	2.22%	1.96%	1.64%	1.90%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.37%	1.39%	1.39%	1.38%
Net investment income (loss)	.40% F	.18%	(.16)%	(.60)%	(1.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,725	$ 3,962	$ 3,568	$ 8,787	$ 4,860
Portfolio turnover rateE	160%	33%	79%	101%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.91	$ 7.49	$ 9.48	$ 8.46	$ 7.13
Income from Investment Operations
Net investment income (loss) C	.02 F	(.01)	(.03)	(.09)	(.13)
Net realized and unrealized gain (loss)	1.62	2.43	(1.76)	1.11	1.46
Total from investment operations	1.64	2.42	(1.79)	1.02	1.33
Distributions from net realized gain	-	-	(.20)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.55	$ 9.91	$ 7.49	$ 9.48	$ 8.46
Total ReturnA, B	16.55%	32.31%	(19.06)%	12.06%	18.65%
Ratios to Average Net Assets D, G
Expenses before reductions	2.25%	2.52%	2.27%	1.97%	2.20%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.62%	1.64%	1.64%	1.63%
Net investment income (loss)	.14% F	(.07)%	(.41)%	(.85)%	(1.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,995	$ 3,342	$ 2,843	$ 4,607	$ 3,273
Portfolio turnover rateE	160%	33%	79%	101%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 7.05	$ 8.99	$ 8.06	$ 6.83
Income from Investment Operations
Net investment income (loss) C	(.04) F	(.05)	(.07)	(.13)	(.16)
Net realized and unrealized gain (loss)	1.53	2.28	(1.67)	1.06	1.39
Total from investment operations	1.49	2.23	(1.74)	.93	1.23
Distributions from net realized gain	-	-	(.20)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.77	$ 9.28	$ 7.05	$ 8.99	$ 8.06
Total ReturnA, B	16.06%	31.63%	(19.56)%	11.54%	18.01%
Ratios to Average Net Assets D, G
Expenses before reductions	2.74%	3.00%	2.71%	2.47%	2.68%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.13%	2.13%	2.14%	2.13%
Net investment income (loss)	(.36)% F	(.57)%	(.91)%	(1.35)%	(2.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 399	$ 480	$ 570	$ 1,316	$ 1,408
Portfolio turnover rateE	160%	33%	79%	101%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 7.05	$ 8.98	$ 8.06	$ 6.82
Income from Investment Operations
Net investment income (loss) C	(.04) F	(.05)	(.07)	(.13)	(.16)
Net realized and unrealized gain (loss)	1.52	2.28	(1.66)	1.05	1.40
Total from investment operations	1.48	2.23	(1.73)	.92	1.24
Distributions from net realized gain	-	-	(.20)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.76	$ 9.28	$ 7.05	$ 8.98	$ 8.06
Total ReturnA, B	15.95%	31.63%	(19.47)%	11.41%	18.18%
Ratios to Average Net Assets D, G
Expenses before reductions	2.73%	2.98%	2.71%	2.40%	2.67%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.12%	2.14%	2.14%	2.13%
Net investment income (loss)	(.35)% F	(.57)%	(.91)%	(1.35)%	(2.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,744	$ 2,334	$ 2,142	$ 5,866	$ 3,029
Portfolio turnover rateE	160%	33%	79%	101%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.55	$ 7.95	$ 10.00	$ 8.88	$ 7.45
Income from Investment Operations
Net investment income (loss) B	.08 E	.04	.01	(.04)	(.09)
Net realized and unrealized gain (loss)	1.72	2.58	(1.86)	1.16	1.52
Total from investment operations	1.80	2.62	(1.85)	1.12	1.43
Distributions from net investment income	-	(.02)	-	-	-
Distributions from net realized gain	-	-	(.20)	-	-
Total distributions	-	(.02)	(.20)	-	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 12.35	$ 10.55	$ 7.95	$ 10.00	$ 8.88
Total ReturnA	17.06%	32.92%	(18.66)%	12.61%	19.19%
Ratios to Average Net Assets C, F
Expenses before reductions	1.45%	1.93%	1.66%	1.22%	1.54%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.12%	1.13%	1.14%	1.13%
Net investment income (loss)	.65% E	.43%	.10%	(.35)%	(1.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,592	$ 855	$ 721	$ 2,855	$ 1,717
Portfolio turnover rateD	160%	33%	79%	101%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .39%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,568,670
Gross unrealized depreciation	(385,372)
Net unrealized appreciation (depreciation) on securities	$ 2,183,298

Tax Cost	$ 12,969,274

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 23,616
Capital loss carryforward	$ (575,460)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,183,300

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (575,460)

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ -	$ 3,925

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $21,079,675 and $19,926,735, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment advisor and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 10,291	$ 137
Class T	.25%	.25%	18,664	-
Class B	.75%	.25%	4,228	3,171
Class C	.75%	.25%	24,869	4,459
			$ 58,052	$ 7,767

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,542
Class T	1,750
Class B*	1,323
Class C*	285
$ 6,900

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 12,773.31
Class T	13,022.35
Class B	1,316.31
Class C	7,789.31
Institutional Class	5,660.17
	$ 40,560

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,773 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $24 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,602. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $6,771,400. The weighted average interest rate was .58%. The interest expense amounted to $547 under the bank borrowing program.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.40%	$ 23,119
Class T	1.65%	22,382
Class B	2.15%	2,485
Class C	2.15%	14,282
Institutional Class	1.15%	9,684
		$ 71,952

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,765 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ -	$ 2,612
Institutional Class	-	1,313
Total	$ -	$ 3,925

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	118,184	119,229	$ 1,378,044	$ 1,075,395
Reinvestment of distributions	-	272	-	2,398
Shares redeemed	(110,145)	(194,578)	(1,218,133)	(1,739,434)
Net increase (decrease)	8,039	(75,077)	$ 159,911	$ (661,641)
Class T
Shares sold	51,248	54,310	$ 564,493	$ 477,965
Shares redeemed	(42,610)	(96,623)	(470,057)	(817,480)
Net increase (decrease)	8,638	(42,313)	$ 94,436	$ (339,515)
Class B
Shares sold	64	612	$ 624	$ 4,500
Shares redeemed	(14,700)	(29,754)	(144,244)	(242,910)
Net increase (decrease)	(14,636)	(29,142)	$ (143,620)	$ (238,410)
Class C
Shares sold	74,081	99,311	$ 769,830	$ 848,531
Shares redeemed	(70,636)	(151,640)	(715,373)	(1,232,762)
Net increase (decrease)	3,445	(52,329)	$ 54,457	$ (384,231)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Institutional Class
Shares sold	1,448,765	37,292	$ 17,115,064	$ 354,493
Reinvestment of distributions	-	122	-	1,105
Shares redeemed	(1,319,932)	(47,116)	(15,741,172)	(440,395)
Net increase (decrease)	128,833	(9,702)	$ 1,373,892	$ (84,797)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Consumer Discretionary Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)C	2.99%	18.30%	8.05%
Class T (incl. 3.50% sales charge)C	5.12%	18.54%	8.03%
Class B (incl. contingent deferred sales charge) A, C	3.39%	18.59%	8.13%
Class C (incl. contingent deferred sales charge) B, C	7.45%	18.85%	7.89%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Consumer Discretionary Fund was named Fidelity Advisor Consumer Industries Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Discretionary Fund - Class A on July 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Peter Dixon, who became Portfolio Manager of Portfolio Manager of Fidelity Advisor® Consumer Discretionary Fund on July 1, 2014: For the year, the fund's Class A, Class T, Class B and Class C shares advanced 9.28%, 8.94%, 8.36% and 8.44%, respectively (excluding sales charges), underperforming the 12.63% gain of the MSCI U.S. IMI Consumer Discretionary 25-50 Index and the S&P 500®. The sector tumbled after a long stretch of outperformance, as a harsh winter hindered sales for brick-and-mortar retailers. Intense competition in the industry hurt margins, which dampened the performance of many stocks in the index. Multiple factors weighed on consumers' discretionary spending, including concern over rising oil prices in the period's second half, tepid wage growth and an uptick in inflation, despite reduced personal debt loads. However, fundamentals appeared to be improving, as housing strengthened, unemployment trended lower and auto sales increased. Signs of economic improvement in the broad market, despite some volatility, also helped consumer confidence. Looking at individual stocks, it hurt the most to underweight Internet and cable provider Comcast. In January, the stock benefited from speculation that the firm would merge with another cable giant, Time Warner. Additionally, Comcast announced higher fourth-quarter revenue, raised its dividend and authorized a new share repurchase program, which pleased investors. Elsewhere, off-price retailer Ross Stores detracted, as the stock fell on weak first-quarter financial results, dampened by ongoing softness in retail foot traffic. Ross Stores was not held in the fund at period end. Conversely, an overweighting in digital cable provider DIRECTV was the fund's biggest individual contributor. The stock jumped in May when the company announced it would be acquired by telecom giant AT&T. Apparel retail was another source of strength. Here, it helped to overweight athletic footwear seller Foot Locker, as the firm reported quarterly financial results that easily surpassed analysts' expectations, benefiting from growing demand for specialty sneakers. Additionally, investors liked management's consistent stock-repurchase program, as well as recently announced plans to remodel more than 300 retail stores in 2014 - both of which drove the stock higher.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.16%
Actual		$ 1,000.00	$ 1,038.40	$ 5.86
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class T	1.45%
Actual		$ 1,000.00	$ 1,036.50	$ 7.32
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.25
Class B	1.97%
Actual		$ 1,000.00	$ 1,033.90	$ 9.93
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.92%
Actual		$ 1,000.00	$ 1,033.90	$ 9.68
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,040.10	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	6.6	6.1
Home Depot, Inc.	5.5	0.0
priceline.com, Inc.	3.8	2.4
TJX Companies, Inc.	3.5	2.7
DIRECTV	3.5	3.7
CBS Corp. Class B	3.3	0.0
Time Warner Cable, Inc.	3.3	0.0
NIKE, Inc. Class B	3.2	0.4
Time Warner, Inc.	3.1	3.1
Twenty-First Century Fox, Inc. Class A	2.9	3.7
	38.7
Top Industries (% of fund's net assets)
As of July 31, 2014
Media	33.0%
Specialty Retail	19.1%
Hotels, Restaurants & Leisure	14.8%
Textiles, Apparel & Luxury Goods	11.1%
Internet & Catalog Retail	5.6%
All Others*	16.4%

As of January 31, 2014
Specialty Retail	27.2%
Media	22.0%
Hotels, Restaurants & Leisure	14.8%
Multiline Retail	11.6%
Textiles, Apparel & Luxury Goods	9.4%
All Others*	15.0%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
AUTO COMPONENTS - 4.4%
Auto Parts & Equipment - 4.4%
Delphi Automotive PLC	46,084	$ 3,078,411
Tenneco, Inc. (a)	35,800	2,280,460
		5,358,871
AUTOMOBILES - 1.3%
Automobile Manufacturers - 1.3%
Ford Motor Co.	32,951	560,826
General Motors Co.	7,500	253,650
Hyundai Motor Co.	1,568	371,137
Tata Motors Ltd.	51,639	377,741
		1,563,354
BEVERAGES - 0.5%
Soft Drinks - 0.5%
Monster Beverage Corp. (a)	10,100	645,996
COMMERCIAL SERVICES & SUPPLIES - 2.4%
Diversified Support Services - 2.4%
KAR Auction Services, Inc.	100,904	2,957,496
FOOD PRODUCTS - 0.5%
Packaged Foods & Meats - 0.5%
Keurig Green Mountain, Inc.	5,600	667,968
HOTELS, RESTAURANTS & LEISURE - 14.8%
Casinos & Gaming - 2.6%
Las Vegas Sands Corp.	27,900	2,060,415
Wynn Resorts Ltd.	5,300	1,129,960
		3,190,375
Hotels, Resorts & Cruise Lines - 3.7%
Marriott International, Inc. Class A	22,250	1,439,798
Wyndham Worldwide Corp.	39,786	3,005,832
		4,445,630
Restaurants - 8.5%
Fiesta Restaurant Group, Inc. (a)	17,500	794,150
Jubilant Foodworks Ltd. (a)	15,613	322,547
McDonald's Corp.	13,677	1,293,297
Ruth's Hospitality Group, Inc.	47,200	535,720
Starbucks Corp.	46,000	3,573,280
Texas Roadhouse, Inc. Class A	52,041	1,294,780
Yum! Brands, Inc.	37,014	2,568,772
		10,382,546
TOTAL HOTELS, RESTAURANTS & LEISURE		18,018,551
HOUSEHOLD DURABLES - 2.3%
Homebuilding - 1.6%
KB Home	26,400	430,320
Lennar Corp. Class A	17,300	626,779
PulteGroup, Inc.	37,400	660,110
Ryland Group, Inc.	7,800	250,380
		1,967,589

	Shares	Value
Household Appliances - 0.7%
Whirlpool Corp.	6,100	$ 870,104
TOTAL HOUSEHOLD DURABLES		2,837,693
INTERNET & CATALOG RETAIL - 5.6%
Internet Retail - 5.6%
HomeAway, Inc. (a)	8,300	288,176
Liberty Interactive Corp. Series A (a)	67,468	1,892,477
priceline.com, Inc. (a)	3,740	4,646,763
		6,827,416
LEISURE PRODUCTS - 1.2%
Leisure Products - 1.2%
Brunswick Corp.	36,100	1,455,913
MEDIA - 33.0%
Advertising - 0.0%
MDC Partners, Inc. Class A (sub. vtg.)	600	12,596
Broadcasting - 6.0%
CBS Corp. Class B	71,800	4,080,394
ITV PLC	788,929	2,779,777
Liberty Media Corp. (a)	6,524	306,628
Liberty Media Corp. Class A (a)	3,262	153,477
		7,320,276
Cable & Satellite - 11.6%
Cablevision Systems Corp. - NY Group Class A	32,600	626,572
Comcast Corp. Class A	64,800	3,481,704
DIRECTV (a)	49,052	4,220,925
Liberty Global PLC:
Class A (a)	4,979	207,126
Class C	39,879	1,594,761
Time Warner Cable, Inc.	27,500	3,990,250
		14,121,338
Movies & Entertainment - 15.4%
The Walt Disney Co.	93,406	8,021,711
Time Warner, Inc.	46,000	3,818,920
Twenty-First Century Fox, Inc. Class A	113,033	3,580,885
Viacom, Inc. Class B (non-vtg.)	41,547	3,434,690
		18,856,206
TOTAL MEDIA		40,310,416
MULTILINE RETAIL - 1.1%
General Merchandise Stores - 1.1%
B&M European Value Retail S.A.	11,021	50,517
Dollar Tree, Inc. (a)	18,509	1,008,185
Don Quijote Holdings Co. Ltd.	4,600	248,556
		1,307,258
SPECIALTY RETAIL - 19.1%
Apparel Retail - 8.0%
Foot Locker, Inc.	44,851	2,131,768
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Apparel Retail - continued
L Brands, Inc.	57,600	$ 3,339,072
TJX Companies, Inc.	80,308	4,279,613
		9,750,453
Automotive Retail - 3.4%
AutoZone, Inc. (a)	4,000	2,068,120
O'Reilly Automotive, Inc. (a)	13,600	2,040,000
		4,108,120
Home Improvement Retail - 5.8%
Home Depot, Inc.	83,200	6,726,720
Lumber Liquidators Holdings, Inc. (a)	7,500	406,650
		7,133,370
Specialty Stores - 1.9%
PetSmart, Inc.	11,989	816,930
Tiffany & Co., Inc.	11,355	1,108,362
World Duty Free SpA (a)	32,264	368,523
		2,293,815
TOTAL SPECIALTY RETAIL		23,285,758
TEXTILES, APPAREL & LUXURY GOODS - 11.1%
Apparel, Accessories & Luxury Goods - 7.9%
Compagnie Financiere Richemont SA Series A	12,682	1,209,238
G-III Apparel Group Ltd. (a)	9,500	737,865
PVH Corp.	28,223	3,109,610
Ralph Lauren Corp.	17,225	2,684,689

	Shares	Value
Swatch Group AG (Bearer) (Reg.)	7,238	$ 726,787
VF Corp.	19,104	1,170,502
		9,638,691
Footwear - 3.2%
NIKE, Inc. Class B	50,917	3,927,228
TOTAL TEXTILES, APPAREL & LUXURY GOODS		13,565,919
TOTAL COMMON STOCKS (Cost $108,427,897)		118,802,609
Money Market Funds - 1.9%

Fidelity Cash Central Fund,0.11% (b) (Cost $2,393,097)	2,393,097	2,393,097
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $110,820,994)		121,195,706
NET OTHER ASSETS (LIABILITIES) - 0.8%		929,707
NET ASSETS - 100%		$ 122,125,413
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,753
Fidelity Securities Lending Cash Central Fund	7,580
Total	$ 9,333
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 118,802,609	$ 117,482,628	$ 1,319,981	$ -
Money Market Funds	2,393,097	2,393,097	-	-
Total Investments in Securities:	$ 121,195,706	$ 119,875,725	$ 1,319,981	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $108,427,897)	$ 118,802,609
Fidelity Central Funds (cost $2,393,097)	2,393,097
Total Investments (cost $110,820,994)		$ 121,195,706
Receivable for investments sold		2,088,341
Receivable for fund shares sold		1,242,249
Dividends receivable		59,439
Distributions receivable from Fidelity Central Funds		593
Other receivables		881
Total assets		124,587,209

Liabilities
Payable for investments purchased	$ 2,147,977
Payable for fund shares redeemed	145,142
Accrued management fee	58,219
Distribution and service plan fees payable	40,644
Other affiliated payables	29,647
Other payables and accrued expenses	40,167
Total liabilities		2,461,796

Net Assets		$ 122,125,413
Net Assets consist of:
Paid in capital		$ 99,673,196
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,076,670
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,375,547
Net Assets		$ 122,125,413

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($59,088,855 ÷ 2,992,378 shares)	$ 19.75

Maximum offering price per share (100/94.25 of $19.75)	$ 20.95
Class T: Net Asset Value and redemption price per share ($18,778,973 ÷ 1,001,304 shares)	$ 18.75

Maximum offering price per share (100/96.50 of $18.75)	$ 19.43
Class B: Net Asset Value and offering price per share ($1,824,007 ÷ 108,800 shares)A	$ 16.76

Class C: Net Asset Value and offering price per share ($20,725,773 ÷ 1,234,221 shares)A	$ 16.79

Institutional Class: Net Asset Value, offering price and redemption price per share ($21,707,805 ÷ 1,033,749 shares)	$ 21.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Consumer Discretionary Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 1,169,025
Income from Fidelity Central Funds		9,333
Total income		1,178,358

Expenses
Management fee	$ 659,821
Transfer agent fees	288,052
Distribution and service plan fees	473,763
Accounting and security lending fees	47,082
Custodian fees and expenses	17,505
Independent trustees' compensation	2,852
Registration fees	68,818
Audit	55,807
Legal	1,505
Miscellaneous	1,610
Total expenses before reductions	1,616,815
Expense reductions	(7,754)	1,609,061
Net investment income (loss)		(430,703)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,601,848
Foreign currency transactions	(2,180)
Total net realized gain (loss)		17,599,668
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,704,472)
Assets and liabilities in foreign currencies	896
Total change in net unrealized appreciation (depreciation)		(7,703,576)
Net gain (loss)		9,896,092
Net increase (decrease) in net assets resulting from operations		$ 9,465,389

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (430,703)	$ (195,793)
Net realized gain (loss)	17,599,668	9,882,077
Change in net unrealized appreciation (depreciation)	(7,703,576)	10,583,809
Net increase (decrease) in net assets resulting from operations	9,465,389	20,270,093
Distributions to shareholders from net realized gain	(8,442,076)	(6,688,896)
Share transactions - net increase (decrease)	27,584,653	16,864,514
Redemption fees	3,923	6,411
Total increase (decrease) in net assets	28,611,889	30,452,122

Net Assets
Beginning of period	93,513,524	63,061,402
End of period	$ 122,125,413	$ 93,513,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.59	$ 16.22	$ 16.00	$ 12.75	$ 10.26
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	.01	(.02)	(.02)
Net realized and unrealized gain (loss)	1.75	5.04	1.07	3.27	2.51
Total from investment operations	1.71	5.02	1.08	3.25	2.49
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	(1.55)	(1.65)	(.83)	-	-
Total distributions	(1.55)	(1.65)	(.86)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.75	$ 19.59	$ 16.22	$ 16.00	$ 12.75
Total ReturnA, B	9.28%	33.65%	7.96%	25.49%	24.27%
Ratios to Average Net Assets D, F
Expenses before reductions	1.20%	1.31%	1.38%	1.39%	1.44%
Expenses net of fee waivers, if any	1.20%	1.31%	1.38%	1.39%	1.40%
Expenses net of all reductions	1.19%	1.29%	1.37%	1.38%	1.39%
Net investment income (loss)	(.21)%	(.10)%	.04%	(.15)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,089	$ 45,292	$ 26,547	$ 23,447	$ 19,423
Portfolio turnover rateE	171%	146%	217%	179%	163%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.68	$ 15.57	$ 15.43	$ 12.32	$ 9.94
Income from Investment Operations
Net investment income (loss) C	(.10)	(.06)	(.03)	(.06)	(.05)
Net realized and unrealized gain (loss)	1.67	4.81	1.02	3.17	2.43
Total from investment operations	1.57	4.75	.99	3.11	2.38
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	(1.50)	(1.64)	(.83)	-	-
Total distributions	(1.50)	(1.64)	(.85)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.75	$ 18.68	$ 15.57	$ 15.43	$ 12.32
Total ReturnA, B	8.94%	33.25%	7.62%	25.24%	23.94%
Ratios to Average Net Assets D, F
Expenses before reductions	1.50%	1.60%	1.64%	1.66%	1.71%
Expenses net of fee waivers, if any	1.50%	1.60%	1.64%	1.65%	1.65%
Expenses net of all reductions	1.49%	1.58%	1.63%	1.64%	1.64%
Net investment income (loss)	(.51)%	(.39)%	(.23)%	(.40)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,779	$ 15,613	$ 10,447	$ 9,897	$ 8,018
Portfolio turnover rateE	171%	146%	217%	179%	163%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 16.85	$ 14.23	$ 14.23	$ 11.42	$ 9.26
Income from Investment Operations
Net investment income (loss) C	(.17)	(.13)	(.10)	(.12)	(.10)
Net realized and unrealized gain (loss)	1.49	4.36	.93	2.93	2.26
Total from investment operations	1.32	4.23	.83	2.81	2.16
Distributions from net realized gain	(1.41)	(1.61)	(.83)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.76	$ 16.85	$ 14.23	$ 14.23	$ 11.42
Total ReturnA, B	8.36%	32.61%	7.11%	24.61%	23.33%
Ratios to Average Net Assets D, F
Expenses before reductions	2.01%	2.09%	2.13%	2.15%	2.21%
Expenses net of fee waivers, if any	2.01%	2.09%	2.13%	2.15%	2.15%
Expenses net of all reductions	2.01%	2.07%	2.12%	2.13%	2.14%
Net investment income (loss)	(1.02)%	(.88)%	(.72)%	(.90)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,824	$ 2,389	$ 2,577	$ 3,170	$ 3,643
Portfolio turnover rateE	171%	146%	217%	179%	163%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 16.90	$ 14.27	$ 14.26	$ 11.44	$ 9.27
Income from Investment Operations
Net investment income (loss) C	(.16)	(.12)	(.09)	(.12)	(.10)
Net realized and unrealized gain (loss)	1.49	4.37	.93	2.94	2.27
Total from investment operations	1.33	4.25	.84	2.82	2.17
Distributions from net realized gain	(1.44)	(1.62)	(.83)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.79	$ 16.90	$ 14.27	$ 14.26	$ 11.44
Total ReturnA, B	8.44%	32.68%	7.17%	24.65%	23.41%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	2.04%	2.09%	2.11%	2.12%
Expenses net of fee waivers, if any	1.97%	2.04%	2.09%	2.11%	2.12%
Expenses net of all reductions	1.96%	2.02%	2.08%	2.09%	2.11%
Net investment income (loss)	(.97)%	(.83)%	(.68)%	(.86)%	(.87)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,726	$ 17,176	$ 13,507	$ 7,341	$ 9,288
Portfolio turnover rateE	171%	146%	217%	179%	163%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.72	$ 17.04	$ 16.72	$ 13.27	$ 10.66
Income from Investment Operations
Net investment income (loss) B	.02	.04	.07	.03	.02
Net realized and unrealized gain (loss)	1.85	5.32	1.13	3.42	2.60
Total from investment operations	1.87	5.36	1.20	3.45	2.62
Distributions from net investment income	-	-	(.05)	-	(.01)
Distributions from net realized gain	(1.59)	(1.68)	(.83)	-	-
Total distributions	(1.59)	(1.68)	(.88)	-	(.01)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 21.00	$ 20.72	$ 17.04	$ 16.72	$ 13.27
Total ReturnA	9.61%	34.06%	8.33%	26.00%	24.62%
Ratios to Average Net Assets C, E
Expenses before reductions	.91%	.97%	1.00%	1.03%	1.09%
Expenses net of fee waivers, if any	.91%	.97%	1.00%	1.03%	1.09%
Expenses net of all reductions	.91%	.96%	.99%	1.01%	1.08%
Net investment income (loss)	.08%	.24%	.41%	.22%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,708	$ 13,044	$ 9,984	$ 9,406	$ 9,013
Portfolio turnover rateD	171%	146%	217%	179%	163%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 13,005,120
Gross unrealized depreciation	(2,822,694)
Net unrealized appreciation (depreciation) on securities	$ 10,182,426

Tax Cost	$ 111,013,280

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,678,654
Undistributed long-term capital gain	$ 10,590,302
Net unrealized appreciation (depreciation) on securities and other investments	$ 10,183,261

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 3,587,518	$ 780,691
Long-term Capital Gains	4,854,558	5,908,205
Total	$ 8,442,076	$ 6,688,896

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $217,631,782 and $200,469,634, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 148,635	$ 4,811
Class T	.25%	.25%	92,884	-
Class B	.75%	.25%	22,621	16,970
Class C	.75%	.25%	209,623	60,404
			$ 473,763	$ 82,185

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 51,413
Class T	7,088
Class B*	2,151
Class C*	4,439
$ 65,091

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 140,064.24
Class T	52,468.28
Class B	6,744.30
Class C	52,259.25
Institutional Class	36,517.20
	$ 288,052

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,239 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $11,514.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $198 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,580. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,754 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net realized gain
Class A	$ 4,039,405	$ 2,760,192
Class T	1,360,265	1,156,068
Class B	196,098	276,657
Class C	1,615,723	1,553,543
Institutional Class	1,230,585	942,436
Total	$ 8,442,076	$ 6,688,896

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	1,790,947	1,258,652	$ 35,353,582	$ 22,336,491
Reinvestment of distributions	185,416	153,097	3,485,073	2,439,799
Shares redeemed	(1,296,503)	(736,031)	(25,801,801)	(12,466,044)
Net increase (decrease)	679,860	675,718	$ 13,036,854	$ 12,310,246
Class T
Shares sold	282,329	212,852	$ 5,295,701	$ 3,581,408
Reinvestment of distributions	73,668	73,194	1,316,540	1,114,024
Shares redeemed	(190,454)	(121,300)	(3,590,224)	(1,949,037)
Net increase (decrease)	165,543	164,746	$ 3,022,017	$ 2,746,395
Class B
Shares sold	14,978	14,257	$ 248,602	$ 220,513
Reinvestment of distributions	9,369	16,131	150,012	223,127
Shares redeemed	(57,312)	(69,701)	(968,609)	(1,023,777)
Net increase (decrease)	(32,965)	(39,313)	$ (569,995)	$ (580,137)
Class C
Shares sold	472,482	555,264	$ 7,968,901	$ 8,601,818
Reinvestment of distributions	89,038	102,005	1,432,315	1,411,723
Shares redeemed	(343,513)	(587,502)	(5,820,370)	(8,790,601)
Net increase (decrease)	218,007	69,767	$ 3,580,846	$ 1,222,940
Institutional Class
Shares sold	777,526	404,001	$ 16,341,397	$ 7,620,195
Reinvestment of distributions	51,438	46,665	1,028,758	784,588
Shares redeemed	(424,690)	(407,175)	(8,855,224)	(7,239,713)
Net increase (decrease)	404,274	43,491	$ 8,514,931	$ 1,165,070

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Electronics Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	26.46%	14.75%	7.14%
Class T (incl. 3.50% sales charge)	29.15%	15.00%	7.12%
Class B (incl. contingent deferred sales charge) A	28.09%	15.03%	7.20%
Class C (incl. contingent deferred sales charge) B	32.26%	15.28%	6.97%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class A on July 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Electronics Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Stephen Barwikowski, Portfolio Manager of Fidelity Advisor® Electronics Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 34.17%, 33.83%, 33.09% and 33.26%, respectively (excluding sales charges), topping the 32.50% gain of the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25-50 Index and also outdistancing the S&P 500®. A combination of an improving macroeconomic environment, generally favorable earnings news, some industry catalysts and positive investor sentiment helped semiconductor stocks post a market-beating gain for the period. Steering clear of Cree, a maker of LED lights, proved timely given this MSCI index component's roughly 32% decline. A non-index position in Netherlands-based NXP Semiconductors also lifted performance. A key supplier of chips for near-field communication, which is used to make electronic payments with mobile devices, NXP rode a combination of expanding profit margins and debt reduction to robust earnings growth. A timely overweighting in LSI, a maker of high-performance storage and networking semiconductors, further bolstered our relative results. Based on the stock's favorable fundamentals, I increased the fund's stake here in advance of the mid-December 2013 offer by Avago Technologies to purchase the company at roughly a 41% premium to the stock's price at the time. I liquidated this position in advance of the deal's May 2014 completion to lock in profits. One other contributor was RF Micro Devices, a position I initiated during the period. Conversely, an out-of-benchmark position in electronic manufacturing services firm Jabil Circuit performed poorly, making this stock the fund's biggest relative detractor. Additionally, large average underweightings in two strong-performing MSCI index components, personal computer chipmaker Intel and DRAM computer manufacturer Micron, weighed on the fund's relative performance. I meaningfully increased the fund's stake in both stocks but remained underweighted here. Lastly, a cash position averaging 5% of net assets detracted in a robust market environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.40%
Actual		$ 1,000.00	$ 1,194.80	$ 7.62
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,193.40	$ 8.97
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,190.00	$ 11.67
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,190.20	$ 11.68
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,196.50	$ 6.26
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Electronics Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	16.9	10.8
Broadcom Corp. Class A	7.8	10.2
Texas Instruments, Inc.	6.7	0.9
Altera Corp.	5.3	5.7
Micron Technology, Inc.	4.8	2.4
Samsung Electronics Co. Ltd.	4.1	2.8
Lam Research Corp.	3.3	2.0
Xilinx, Inc.	3.0	3.2
Analog Devices, Inc.	3.0	6.7
QUALCOMM, Inc.	2.9	1.1
	57.8
Top Industries (% of fund's net assets)
As of July 31, 2014
Semiconductors & Semiconductor Equipment	82.4%
Communications Equipment	4.5%
Electronic Equipment & Components	3.7%
Internet Software & Services	1.9%
Software	1.3%
All Others*	6.2%

As of January 31, 2014
Semiconductors & Semiconductor Equipment	82.2%
Electronic Equipment & Components	8.0%
Communications Equipment	2.7%
Computers & Peripherals	2.4%
Software	0.9%
All Others*	3.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Electronics Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
BIOTECHNOLOGY - 0.0%
Biotechnology - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)	64,879	$ 1
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Office Services & Supplies - 0.4%
West Corp.	8,683	223,761
COMMUNICATIONS EQUIPMENT - 4.5%
Communications Equipment - 4.5%
Cisco Systems, Inc.	6,787	171,236
Emulex Corp. (a)	29,160	171,461
Ixia (a)	5,686	60,840
Juniper Networks, Inc.	5,100	120,054
NETGEAR, Inc. (a)	1,630	51,035
QUALCOMM, Inc.	22,526	1,660,166
Riverbed Technology, Inc. (a)	17,914	320,661
		2,555,453
ELECTRONIC EQUIPMENT & COMPONENTS - 3.7%
Electronic Components - 0.0%
Corning, Inc.	657	12,910
Electronic Manufacturing Services - 3.2%
Jabil Circuit, Inc.	26,376	526,465
Multi-Fineline Electronix, Inc. (a)	6,879	67,139
Neonode, Inc. (a)	10,000	27,200
TTM Technologies, Inc. (a)	151,162	1,135,227
Viasystems Group, Inc. (a)	3,019	29,556
		1,785,587
Technology Distributors - 0.5%
Avnet, Inc.	7,100	300,543
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		2,099,040
INTERNET & CATALOG RETAIL - 0.0%
Internet Retail - 0.0%
Amazon.com, Inc. (a)	1	313
INTERNET SOFTWARE & SERVICES - 1.9%
Internet Software & Services - 1.9%
Cornerstone OnDemand, Inc. (a)	1,638	68,534
Demand Media, Inc. (a)	26,987	146,539
Google, Inc.:
Class A (a)	1,419	822,381
Class C (a)	5	2,858
Rackspace Hosting, Inc. (a)	600	18,174
		1,058,486
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 82.4%
Semiconductor Equipment - 4.8%
Advanced Energy Industries, Inc. (a)	17,988	302,558
GT Advanced Technologies, Inc. (a)(d)	16,657	230,533

	Shares	Value
Lam Research Corp.	26,381	$ 1,846,670
PDF Solutions, Inc. (a)	8,153	156,211
Ultratech, Inc. (a)	6,700	158,656
		2,694,628
Semiconductors - 77.6%
Advanced Micro Devices, Inc. (a)	22	86
Altera Corp.	90,899	2,974,215
Analog Devices, Inc.	33,926	1,683,747
Applied Micro Circuits Corp. (a)	6,434	53,724
Atmel Corp. (a)	50,579	414,748
Audience, Inc. (a)	10,725	102,209
Broadcom Corp. Class A	115,201	4,407,590
Cavium, Inc. (a)	2,779	129,640
Cypress Semiconductor Corp. (d)	102,246	1,033,707
Entropic Communications, Inc. (a)	16,659	46,479
Exar Corp. (a)	2,800	26,964
Fairchild Semiconductor International, Inc. (a)	48,277	734,776
Freescale Semiconductor, Inc. (a)(d)	56,014	1,121,400
Himax Technologies, Inc. sponsored ADR (d)	14,003	89,549
Inphi Corp. (a)	19,086	291,252
Intel Corp.	282,178	9,563,010
Intermolecular, Inc. (a)(d)	17,784	39,658
International Rectifier Corp. (a)	15,290	379,804
Intersil Corp. Class A	65,537	840,840
M/A-COM Technology Solutions, Inc. (a)	1	20
MagnaChip Semiconductor Corp. (a)	38,036	532,884
Marvell Technology Group Ltd.	84,000	1,120,560
Maxim Integrated Products, Inc.	37,808	1,108,152
MaxLinear, Inc. Class A (a)	3,849	36,489
Micrel, Inc.	8,912	93,220
Micron Technology, Inc. (a)	88,112	2,691,822
Motech Industries, Inc.	1	1
NVIDIA Corp.	60,523	1,059,153
NXP Semiconductors NV (a)	18,696	1,165,696
O2Micro International Ltd. sponsored ADR (a)	19,701	60,285
ON Semiconductor Corp. (a)	97,099	831,167
Peregrine Semiconductor Corp. (a)	29,699	200,171
Pericom Semiconductor Corp. (a)	2,002	17,678
PMC-Sierra, Inc. (a)	114,920	773,412
RF Micro Devices, Inc. (a)	39,336	438,990
Samsung Electronics Co. Ltd.	1,783	2,307,248
Semtech Corp. (a)	39,833	889,471
Silicon Laboratories, Inc. (a)	5,278	214,973
Skyworks Solutions, Inc.	26	1,320
Spansion, Inc. Class A (a)	43,083	817,285
SunEdison Semiconductor Ltd.	5,963	100,775
Texas Instruments, Inc.	81,418	3,765,583
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Trident Microsystems, Inc. (a)	19	$ 0
Xilinx, Inc.	41,736	1,716,602
		43,876,355
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		46,570,983
SOFTWARE - 1.3%
Application Software - 0.5%
Citrix Systems, Inc. (a)	1,060	71,794
Comverse, Inc. (a)	824	21,160
Nuance Communications, Inc. (a)	9,531	173,274
		266,228
Home Entertainment Software - 0.1%
Zynga, Inc. (a)	18,535	54,122
Systems Software - 0.7%
CommVault Systems, Inc. (a)	1,300	62,426
Gigamon, Inc. (a)	4,400	50,776
Imperva, Inc. (a)	2,844	63,051
Infoblox, Inc. (a)	7,532	91,288
Symantec Corp.	4,510	106,707
		374,248
TOTAL SOFTWARE		694,598
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.2%
Technology Hardware, Storage & Peripherals - 1.2%
BlackBerry Ltd. (a)	30	280

	Shares	Value
EMC Corp.	16,285	$ 477,151
QLogic Corp. (a)	22,623	205,869
		683,300
TOTAL COMMON STOCKS (Cost $54,041,123)		53,885,935
Money Market Funds - 7.4%

Fidelity Cash Central Fund, 0.11% (b)	2,656,980	2,656,980
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,535,570	1,535,570
TOTAL MONEY MARKET FUNDS (Cost $4,192,550)		4,192,550
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $58,233,673)		58,078,485
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(1,568,840)
NET ASSETS - 100%		$ 56,509,645
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,537
Fidelity Securities Lending Cash Central Fund	7,276
Total	$ 8,813
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 53,885,935	$ 51,578,685	$ 2,307,250	$ -
Money Market Funds	4,192,550	4,192,550	-	-
Total Investments in Securities:	$ 58,078,485	$ 55,771,235	$ 2,307,250	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.5%
Korea (South)	4.1%
Bermuda	4.0%
Netherlands	2.0%
Others (Individually Less Than 1%)	0.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $1,445,210) - See accompanying schedule: Unaffiliated issuers (cost $54,041,123)	$ 53,885,935
Fidelity Central Funds (cost $4,192,550)	4,192,550
Total Investments (cost $58,233,673)		$ 58,078,485
Receivable for investments sold		877,417
Receivable for fund shares sold		1,155,060
Dividends receivable		25,526
Distributions receivable from Fidelity Central Funds		831
Receivable from investment adviser for expense reductions		5,475
Other receivables		541
Total assets		60,143,335

Liabilities
Payable to custodian bank	$ 461,952
Payable for investments purchased	1,388,416
Payable for fund shares redeemed	137,150
Accrued management fee	25,335
Distribution and service plan fees payable	12,610
Other affiliated payables	11,028
Other payables and accrued expenses	61,629
Collateral on securities loaned, at value	1,535,570
Total liabilities		3,633,690

Net Assets		$ 56,509,645
Net Assets consist of:
Paid in capital		$ 59,008,222
Accumulated net investment loss		(62,995)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,280,394)
Net unrealized appreciation (depreciation) on investments		(155,188)
Net Assets		$ 56,509,645

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($16,542,298 ÷ 1,193,868 shares)	$ 13.86

Maximum offering price per share (100/94.25 of $13.86)	$ 14.71
Class T: Net Asset Value and redemption price per share ($7,143,988 ÷ 531,183 shares)	$ 13.45

Maximum offering price per share (100/96.50 of $13.45)	$ 13.94
Class B: Net Asset Value and offering price per share ($392,050 ÷ 31,142 shares)A	$ 12.59

Class C: Net Asset Value and offering price per share ($7,381,143 ÷ 586,929 shares)A	$ 12.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($25,050,166 ÷ 1,743,700 shares)	$ 14.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Electronics Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 293,508
Interest		932
Income from Fidelity Central Funds		8,813
Total income		303,253

Expenses
Management fee	$ 135,288
Transfer agent fees	67,539
Distribution and service plan fees	90,158
Accounting and security lending fees	9,688
Custodian fees and expenses	65,068
Independent trustees' compensation	516
Registration fees	56,777
Audit	45,704
Legal	299
Miscellaneous	572
Total expenses before reductions	471,609
Expense reductions	(102,044)	369,565
Net investment income (loss)		(66,312)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,068,614
Foreign currency transactions	2,559
Total net realized gain (loss)		5,071,173
Change in net unrealized appreciation (depreciation) on: Investment securities	1,173,617
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		1,173,624
Net gain (loss)		6,244,797
Net increase (decrease) in net assets resulting from operations		$ 6,178,485

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (66,312)	$ (41,761)
Net realized gain (loss)	5,071,173	(680,452)
Change in net unrealized appreciation (depreciation)	1,173,624	3,203,673
Net increase (decrease) in net assets resulting from operations	6,178,485	2,481,460
Share transactions - net increase (decrease)	34,400,043	(3,915,862)
Redemption fees	4,495	1,278
Total increase (decrease) in net assets	40,583,023	(1,433,124)

Net Assets
Beginning of period	15,926,622	17,359,746
End of period (including accumulated net investment loss of $62,995 and accumulated net investment loss of $32,651, respectively)	$ 56,509,645	$ 15,926,622

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.33	$ 8.45	$ 8.93	$ 7.14	$ 6.59
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01)	(.05)	(.04)	(.01)
Net realized and unrealized gain (loss)	3.55	1.89	(.43)	1.83	.59
Total from investment operations	3.53	1.88	(.48)	1.79	.58
Distributions from net investment income	-	-	-	-	(.03)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.86	$ 10.33	$ 8.45	$ 8.93	$ 7.14
Total ReturnA, B	34.17%	22.25%	(5.38)%	25.07%	8.74%
Ratios to Average Net Assets D, F
Expenses before reductions	1.84%	2.18%	1.88%	1.89%	1.97%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.37%	1.39%	1.39%	1.39%
Net investment income (loss)	(.16)%	(.07)%	(.53)%	(.40)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,542	$ 5,833	$ 6,000	$ 7,537	$ 5,394
Portfolio turnover rateE	156%	179%	140%	166%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 8.24	$ 8.73	$ 7.00	$ 6.46
Income from Investment Operations
Net investment income (loss) C	(.05)	(.03)	(.07)	(.06)	(.03)
Net realized and unrealized gain (loss)	3.45	1.84	(.42)	1.79	.58
Total from investment operations	3.40	1.81	(.49)	1.73	.55
Distributions from net investment income	-	-	-	-	(.01)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.45	$ 10.05	$ 8.24	$ 8.73	$ 7.00
Total ReturnA, B	33.83%	21.97%	(5.61)%	24.71%	8.50%
Ratios to Average Net Assets D, F
Expenses before reductions	2.19%	2.48%	2.23%	2.25%	2.26%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.62%	1.64%	1.64%	1.64%
Net investment income (loss)	(.42)%	(.32)%	(.78)%	(.65)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,144	$ 3,756	$ 3,909	$ 4,476	$ 3,862
Portfolio turnover rateE	156%	179%	140%	166%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.46	$ 7.79	$ 8.29	$ 6.69	$ 6.19
Income from Investment Operations
Net investment income (loss) C	(.10)	(.07)	(.10)	(.09)	(.06)
Net realized and unrealized gain (loss)	3.23	1.74	(.40)	1.69	.56
Total from investment operations	3.13	1.67	(.50)	1.60	.50
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.59	$ 9.46	$ 7.79	$ 8.29	$ 6.69
Total ReturnA, B	33.09%	21.44%	(6.03)%	23.92%	8.08%
Ratios to Average Net Assets D, F
Expenses before reductions	2.68%	2.95%	2.70%	2.76%	2.73%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.12%	2.15%	2.14%	2.15%
Net investment income (loss)	(.92)%	(.82)%	(1.29)%	(1.15)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 392	$ 306	$ 459	$ 691	$ 1,073
Portfolio turnover rateE	156%	179%	140%	166%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.44	$ 7.78	$ 8.29	$ 6.68	$ 6.18
Income from Investment Operations
Net investment income (loss) C	(.10)	(.07)	(.10)	(.09)	(.06)
Net realized and unrealized gain (loss)	3.24	1.73	(.41)	1.70	.56
Total from investment operations	3.14	1.66	(.51)	1.61	.50
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.58	$ 9.44	$ 7.78	$ 8.29	$ 6.68
Total ReturnA, B	33.26%	21.34%	(6.15)%	24.10%	8.09%
Ratios to Average Net Assets D, F
Expenses before reductions	2.60%	2.93%	2.65%	2.70%	2.72%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.12%	2.14%	2.14%	2.14%
Net investment income (loss)	(.91)%	(.82)%	(1.28)%	(1.15)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,381	$ 3,157	$ 3,721	$ 3,836	$ 3,256
Portfolio turnover rateE	156%	179%	140%	166%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.68	$ 8.72	$ 9.19	$ 7.33	$ 6.75
Income from Investment Operations
Net investment income (loss) B	.01	.02	(.02)	(.01)	.01
Net realized and unrealized gain (loss)	3.68	1.94	(.45)	1.87	.60
Total from investment operations	3.69	1.96	(.47)	1.86	.61
Distributions from net investment income	-	-	-	-	(.03)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 14.37	$ 10.68	$ 8.72	$ 9.19	$ 7.33
Total ReturnA	34.55%	22.48%	(5.11)%	25.38%	9.10%
Ratios to Average Net Assets C, E
Expenses before reductions	1.34%	1.86%	1.55%	1.42%	1.64%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.12%	1.14%	1.14%	1.14%
Net investment income (loss)	.08%	.18%	(.28)%	(.15)%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,050	$ 2,874	$ 3,271	$ 1,765	$ 645
Portfolio turnover rateD	156%	179%	140%	166%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,943,006
Gross unrealized depreciation	(3,333,133)
Net unrealized appreciation (depreciation) on securities	$ (390,127)

Tax Cost	$ 58,468,612

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (2,045,455)
Net unrealized appreciation (depreciation) on securities and other investments	$ (390,127)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (2,045,455)

The Fund intends to elect to defer to its next fiscal year $62,995 of ordinary losses recognized during the period January 1, 2014 to July 31, 2014.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $70,118,222 and $37,391,610, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 21,508	$ 562
Class T	.25%	.25%	24,030	114
Class B	.75%	.25%	3,160	2,374
Class C	.75%	.25%	41,460	8,908
			$ 90,158	$ 11,958

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,769
Class T	4,084
Class B*	216
Class C*	337
$ 22,406

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 25,244.29
Class T	16,847.35
Class B	970.31
Class C	12,102.29
Institutional Class	12,376.18
	$ 67,539

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,427 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,982.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $35 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,276. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.40%	$ 38,193
Class T	1.65%	25,950
Class B	2.15%	1,694
Class C	2.15%	19,046
Institutional Class	1.15%	13,806
		$ 98,689

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,355 for the period.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	772,579	137,609	$ 10,230,441	$ 1,216,436
Shares redeemed	(143,457)	(283,233)	(1,810,191)	(2,448,434)
Net increase (decrease)	629,122	(145,624)	$ 8,420,250	$ (1,231,998)
Class T
Shares sold	230,216	112,240	$ 2,844,843	$ 987,721
Shares redeemed	(72,780)	(212,855)	(817,318)	(1,812,736)
Net increase (decrease)	157,436	(100,615)	$ 2,027,525	$ (825,015)
Class B
Shares sold	7,793	678	$ 94,749	$ 4,830
Shares redeemed	(9,002)	(27,225)	(95,467)	(220,563)
Net increase (decrease)	(1,209)	(26,547)	$ (718)	$ (215,733)
Class C
Shares sold	357,228	96,174	$ 4,283,093	$ 799,164
Shares redeemed	(104,588)	(240,043)	(1,156,253)	(1,893,943)
Net increase (decrease)	252,640	(143,869)	$ 3,126,840	$ (1,094,779)
Institutional Class
Shares sold	1,892,867	228,631	$ 26,288,223	$ 2,347,005
Shares redeemed	(418,217)	(334,852)	(5,462,077)	(2,895,342)
Net increase (decrease)	1,474,650	(106,221)	$ 20,826,146	$ (548,337)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Energy Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	11.65%	12.21%	10.88%
Class T (incl. 3.50% sales charge) C	14.06%	12.49%	10.90%
Class B (incl. contingent deferred sales charge) A,C	12.50%	12.43%	10.94%
Class C (incl. contingent deferred sales charge) B,C	16.57%	12.71%	10.72%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Energy Fund was named Fidelity Advisor Natural Resources Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Energy Fund - Class A on July 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Energy Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from John Dowd, Portfolio Manager of Fidelity Advisor® Energy Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 18.46%, 18.19%, 17.50% and 17.57%, respectively (excluding sales charges), versus 19.33% for its sector benchmark, the MSCI U.S. IMI Energy 25-50 Index, and 16.94% for the S&P 500® Index. Energy stocks fared well for the period, amid the continued boom in North American oil and natural gas production. Several industry segments enjoyed gains of more than 20%, including oil & gas storage & transport. Relative to the MSCI sector index, fund results were held back by underweighting refiners, which benefited from rapid expansion of the U.S. pipeline system that facilitates getting cheaper U.S. crude to Gulf Coast refiners. Here, we missed by not owning enough Valero Energy in the first half of the period - believing it was overvalued - when the stock returned roughly 45% on increased refining volume. I moved to an overweighting in February based on a reassessment of refining margins, and it proved to be a contributor in later months, as the firm showed consistent positive earnings surprises. Among other individual stocks, Cobalt International Energy was a detractor. The share price fell to nearly a two-year low in December, and I sold the stock in February. A lighter-than-benchmark stake in Williams Companies notably detracted from results. I believed the pipeline firm was slightly overpriced, but the stock jumped in June on its plans to acquire Access Midstream Partners. Conversely, performance was helped by good picks and a sizable overweighting in domestic exploration & production (E&P) firms. Here, two of the fund's largest holdings - EOG Resources and Cimarex Energy - were the fund's top relative contributors for the period. The fund also benefited from underweighting major index constituent Exxon Mobil, which struggled amid production declines.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Energy Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.10%
Actual		$ 1,000.00	$ 1,167.00	$ 5.91
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.51
Class T	1.33%
Actual		$ 1,000.00	$ 1,165.40	$ 7.14
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 6.66
Class B	1.91%
Actual		$ 1,000.00	$ 1,162.10	$ 10.24
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Class C	1.85%
Actual		$ 1,000.00	$ 1,162.30	$ 9.92
HypotheticalA		$ 1,000.00	$ 1,015.62	$ 9.25
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,168.20	$ 4.52
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Energy Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	16.3	10.0
Chevron Corp.	11.8	11.3
Schlumberger Ltd.	9.1	5.8
Halliburton Co.	5.9	2.9
EOG Resources, Inc.	5.7	7.5
Anadarko Petroleum Corp.	4.0	4.9
Cimarex Energy Co.	3.7	2.9
Noble Energy, Inc.	2.8	2.8
Concho Resources, Inc.	2.7	0.1
FMC Technologies, Inc.	2.7	2.2
	64.7
Top Industries (% of fund's net assets)
As of July 31, 2014
Oil, Gas & Consumable Fuels	75.2%
Energy Equipment & Services	22.8%
Independent Power Producers & Energy Traders	0.5%
Independent Power and Renewable Electricity Producers	0.1%
Trading Companies & Distributors	0.1%
All Others*	1.3%

As of January 31, 2014
Oil, Gas & Consumable Fuels	80.0%
Energy Equipment & Services	18.6%
Construction & Engineering	0.2%
Metals & Mining	0.1%
All Others*	1.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Energy Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
ENERGY EQUIPMENT & SERVICES - 22.8%
Oil & Gas Drilling - 1.7%
Ocean Rig UDW, Inc. (United States)	108,900	$ 1,902,483
Odfjell Drilling A/S	567,856	2,917,710
Pacific Drilling SA (a)	169,749	1,616,010
Precision Drilling Corp. (d)	102,800	1,281,288
Vantage Drilling Co. (a)	1,887,530	3,529,681
Xtreme Drilling & Coil Services Corp. (a)	813,202	3,550,091
		14,797,263
Oil & Gas Equipment & Services - 21.1%
Cameron International Corp. (a)	2	142
Dril-Quip, Inc. (a)	46,391	4,674,821
FMC Technologies, Inc. (a)	381,706	23,207,725
Halliburton Co.	740,414	51,081,162
National Oilwell Varco, Inc.	93,715	7,594,664
Oceaneering International, Inc.	247,672	16,819,406
Schlumberger Ltd.	736,809	79,862,728
Total Energy Services, Inc.	53,200	1,061,219
		184,301,867
TOTAL ENERGY EQUIPMENT & SERVICES		199,099,130
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.1%
Renewable Electricity - 0.1%
NextEra Energy Partners LP	37,600	1,279,904
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.5%
Independent Power Producers & Energy Traders - 0.5%
Dynegy, Inc. (a)	151,622	4,025,564
OIL, GAS & CONSUMABLE FUELS - 75.2%
Coal & Consumable Fuels - 0.7%
Peabody Energy Corp.	431,618	6,547,645
Integrated Oil & Gas - 30.5%
BG Group PLC	662,900	13,071,898
Chevron Corp.	801,809	103,625,795
Exxon Mobil Corp.	1,441,611	142,632,990
Imperial Oil Ltd.	116,800	5,993,452
Occidental Petroleum Corp.	16,600	1,621,986
		266,946,121
Oil & Gas Exploration & Production - 31.4%
Anadarko Petroleum Corp.	322,983	34,510,734
Bankers Petroleum Ltd. (a)	760,700	4,297,622
Bonanza Creek Energy, Inc. (a)	104,025	5,831,642
BPZ Energy, Inc. (a)	590,800	1,547,896
Canadian Natural Resources Ltd.	147,000	6,407,952
Cimarex Energy Co.	229,447	31,897,722
Concho Resources, Inc. (a)	169,300	23,837,440
ConocoPhillips Co.	274,736	22,665,720
Continental Resources, Inc. (a)(d)	62,115	9,117,240
Devon Energy Corp.	79,800	6,024,900
Diamondback Energy, Inc. (a)	11,700	962,091

	Shares	Value
EOG Resources, Inc.	457,286	$ 50,045,380
Evolution Petroleum Corp.	60,495	641,852
Kodiak Oil & Gas Corp. (a)	801,963	12,462,505
Laredo Petroleum Holdings, Inc. (a)	64,294	1,744,939
Memorial Resource Development Corp. (d)	74,600	1,714,308
Newfield Exploration Co. (a)	53,100	2,139,930
Noble Energy, Inc.	364,108	24,209,541
Northern Oil & Gas, Inc. (a)	213,793	3,439,929
Parsley Energy, Inc. Class A	40,300	909,571
PDC Energy, Inc. (a)	115,188	6,250,101
Peyto Exploration & Development Corp. (d)	66,500	2,235,268
Pioneer Natural Resources Co.	46,416	10,279,287
Rex Energy Corp. (a)	85,415	1,177,873
SM Energy Co.	21,500	1,688,610
Synergy Resources Corp. (a)	115,015	1,209,958
TAG Oil Ltd. (a)	446,700	1,024,212
Whiting Petroleum Corp. (a)	65,843	5,826,447
		274,100,670
Oil & Gas Refining & Marketing - 5.5%
Alon U.S.A. Energy, Inc.	50,100	643,785
Alon U.S.A. Partners LP	10,249	180,177
CVR Refining, LP	33,873	869,181
Delek U.S. Holdings, Inc.	77,900	2,276,238
Marathon Petroleum Corp.	34,052	2,842,661
Phillips 66 Co.	186,923	15,161,325
Tesoro Corp.	53,200	3,273,928
Valero Energy Corp.	399,226	20,280,681
Western Refining, Inc.	18,700	765,952
World Fuel Services Corp.	40,833	1,753,777
		48,047,705
Oil & Gas Storage & Transport - 7.1%
Cheniere Energy, Inc. (a)	112,200	7,939,272
Enable Midstream Partners LP	42,900	1,021,878
EnLink Midstream LLC	13,600	519,656
EQT Midstream Partners LP	31,400	2,717,356
Golar LNG Ltd.	38,000	2,341,180
Magellan Midstream Partners LP	32,034	2,568,806
MPLX LP	88,194	5,005,010
ONEOK, Inc.	34,200	2,203,506
Phillips 66 Partners LP	95,369	6,098,848
Plains GP Holdings LP Class A	48,700	1,446,877
SemGroup Corp. Class A	25,600	1,973,248
Targa Resources Corp.	71,132	9,069,330
The Williams Companies, Inc.	196,800	11,144,784
Valero Energy Partners LP	175,543	8,159,239
		62,208,990
TOTAL OIL, GAS & CONSUMABLE FUELS		657,851,131
Common Stocks - continued
	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Trading Companies & Distributors - 0.1%
Now, Inc.	23,428	$ 754,147
TOTAL COMMON STOCKS (Cost $717,358,972)		863,009,876
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 0.11% (b)	13,317,323	13,317,323
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	14,957,274	14,957,274
TOTAL MONEY MARKET FUNDS (Cost $28,274,597)		28,274,597
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $745,633,569)		891,284,473
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(16,948,611)
NET ASSETS - 100%		$ 874,335,862
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,930
Fidelity Securities Lending Cash Central Fund	56,572
Total	$ 72,502
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 863,009,876	$ 849,937,978	$ 13,071,898	$ -
Money Market Funds	28,274,597	28,274,597	-	-
Total Investments in Securities:	$ 891,284,473	$ 878,212,575	$ 13,071,898	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	83.6%
Curacao	9.1%
Canada	4.4%
United Kingdom	1.5%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Energy Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $14,198,835) - See accompanying schedule: Unaffiliated issuers (cost $717,358,972)	$ 863,009,876
Fidelity Central Funds (cost $28,274,597)	28,274,597
Total Investments (cost $745,633,569)		$ 891,284,473
Receivable for investments sold		4,064,140
Receivable for fund shares sold		1,892,628
Dividends receivable		510,902
Distributions receivable from Fidelity Central Funds		2,865
Other receivables		15,897
Total assets		897,770,905

Liabilities
Payable to custodian bank	$ 4,416
Payable for investments purchased	4,327,270
Payable for fund shares redeemed	3,164,931
Accrued management fee	413,394
Distribution and service plan fees payable	312,248
Other affiliated payables	196,723
Other payables and accrued expenses	58,787
Collateral on securities loaned, at value	14,957,274
Total liabilities		23,435,043

Net Assets		$ 874,335,862
Net Assets consist of:
Paid in capital		$ 692,751,886
Undistributed net investment income		44,776
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		35,888,376
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		145,650,824
Net Assets		$ 874,335,862

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($369,399,575 ÷ 8,081,813 shares)	$ 45.71

Maximum offering price per share (100/94.25 of $45.71)	$ 48.50
Class T: Net Asset Value and redemption price per share ($245,828,123 ÷ 5,270,596 shares)	$ 46.64

Maximum offering price per share (100/96.50 of $46.64)	$ 48.33
Class B: Net Asset Value and offering price per share ($17,432,021 ÷ 414,220 shares)A	$ 42.08

Class C: Net Asset Value and offering price per share ($130,881,256 ÷ 3,086,466 shares)A	$ 42.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($110,794,887 ÷ 2,305,984 shares)	$ 48.05
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 11,173,859
Income from Fidelity Central Funds		72,502
Total income		11,246,361

Expenses
Management fee	$ 4,199,053
Transfer agent fees	1,870,783
Distribution and service plan fees	3,269,159
Accounting and security lending fees	269,434
Custodian fees and expenses	33,267
Independent trustees' compensation	18,433
Registration fees	95,125
Audit	49,609
Legal	10,926
Miscellaneous	10,619
Total expenses before reductions	9,826,408
Expense reductions	(31,146)	9,795,262
Net investment income (loss)		1,451,099
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	63,932,371
Foreign currency transactions	34,182
Total net realized gain (loss)		63,966,553
Change in net unrealized appreciation (depreciation) on: Investment securities	60,343,732
Assets and liabilities in foreign currencies	(20)
Total change in net unrealized appreciation (depreciation)		60,343,712
Net gain (loss)		124,310,265
Net increase (decrease) in net assets resulting from operations		$ 125,761,364

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,451,099	$ 2,837,213
Net realized gain (loss)	63,966,553	68,491,304
Change in net unrealized appreciation (depreciation)	60,343,712	51,387,693
Net increase (decrease) in net assets resulting from operations	125,761,364	122,716,210
Distributions to shareholders from net investment income	(2,028,433)	(2,261,471)
Distributions to shareholders from net realized gain	(32,993,983)	-
Total distributions	(35,022,416)	(2,261,471)
Share transactions - net increase (decrease)	95,115,595	(79,579,362)
Redemption fees	17,148	15,482
Total increase (decrease) in net assets	185,871,691	40,890,859

Net Assets
Beginning of period	688,464,171	647,573,312
End of period (including undistributed net investment income of $44,776 and accumulated net investment loss of $571,396, respectively)	$ 874,335,862	$ 688,464,171

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 40.59	$ 33.71	$ 40.17	$ 27.70	$ 25.82
Income from Investment Operations
Net investment income (loss) C	.15	.23	.25	.11	(.05)
Net realized and unrealized gain (loss)	7.06	6.81	(6.50)	12.47	1.93
Total from investment operations	7.21	7.04	(6.25)	12.58	1.88
Distributions from net investment income	(.17)	(.16)	(.21)	(.11)	-
Distributions from net realized gain	(1.93)	-	-	-	-
Total distributions	(2.09) H	(.16)	(.21)	(.11)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 45.71	$ 40.59	$ 33.71	$ 40.17	$ 27.70
Total ReturnA, B	18.46%	20.94%	(15.58)%	45.46%	7.28%
Ratios to Average Net Assets D, F
Expenses before reductions	1.12%	1.16%	1.17%	1.16%	1.20%
Expenses net of fee waivers, if any	1.12%	1.16%	1.17%	1.16%	1.20%
Expenses net of all reductions	1.12%	1.15%	1.17%	1.16%	1.19%
Net investment income (loss)	.36%	.61%	.72%	.30%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 369,400	$ 279,798	$ 253,332	$ 331,120	$ 214,407
Portfolio turnover rateE	112%	68%	88%	91%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.09 per share is comprised of distributions from net investment income of $.165 and distributions from net realized gain of $1.929 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 41.38	$ 34.40	$ 41.04	$ 28.33	$ 26.47
Income from Investment Operations
Net investment income (loss) C	.06	.15	.18	.03	(.11)
Net realized and unrealized gain (loss)	7.21	6.95	(6.65)	12.75	1.97
Total from investment operations	7.27	7.10	(6.47)	12.78	1.86
Distributions from net investment income	(.08)	(.12)	(.17)	(.07)	-
Distributions from net realized gain	(1.93)	-	-	-	-
Total distributions	(2.01)	(.12)	(.17)	(.07)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 46.64	$ 41.38	$ 34.40	$ 41.04	$ 28.33
Total ReturnA, B	18.19%	20.70%	(15.77)%	45.16%	7.03%
Ratios to Average Net Assets D, F
Expenses before reductions	1.34%	1.36%	1.38%	1.37%	1.41%
Expenses net of fee waivers, if any	1.34%	1.36%	1.38%	1.37%	1.41%
Expenses net of all reductions	1.34%	1.35%	1.38%	1.37%	1.41%
Net investment income (loss)	.14%	.40%	.50%	.09%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 245,828	$ 223,248	$ 215,488	$ 290,512	$ 219,051
Portfolio turnover rateE	112%	68%	88%	91%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 37.65	$ 31.41	$ 37.61	$ 26.06	$ 24.48
Income from Investment Operations
Net investment income (loss) C	(.17)	(.05)	(.01)	(.15)	(.25)
Net realized and unrealized gain (loss)	6.52	6.34	(6.09)	11.71	1.83
Total from investment operations	6.35	6.29	(6.10)	11.56	1.58
Distributions from net investment income	-	(.05)	(.10)	(.01)	-
Distributions from net realized gain	(1.92)	-	-	-	-
Total distributions	(1.92)	(.05)	(.10)	(.01)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 42.08	$ 37.65	$ 31.41	$ 37.61	$ 26.06
Total ReturnA, B	17.50%	20.04%	(16.22)%	44.38%	6.45%
Ratios to Average Net Assets D, F
Expenses before reductions	1.91%	1.92%	1.92%	1.93%	1.96%
Expenses net of fee waivers, if any	1.91%	1.92%	1.92%	1.93%	1.96%
Expenses net of all reductions	1.91%	1.91%	1.92%	1.92%	1.95%
Net investment income (loss)	(.44)%	(.15)%	(.03)%	(.46)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,432	$ 20,551	$ 28,558	$ 49,793	$ 44,330
Portfolio turnover rateE	112%	68%	88%	91%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 37.92	$ 31.63	$ 37.88	$ 26.25	$ 24.65
Income from Investment Operations
Net investment income (loss) C	(.15)	(.04)	(.01)	(.15)	(.25)
Net realized and unrealized gain (loss)	6.57	6.38	(6.13)	11.80	1.85
Total from investment operations	6.42	6.34	(6.14)	11.65	1.60
Distributions from net investment income	(.01)	(.05)	(.11)	(.02)	-
Distributions from net realized gain	(1.93)	-	-	-	-
Total distributions	(1.94)	(.05)	(.11)	(.02)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 42.40	$ 37.92	$ 31.63	$ 37.88	$ 26.25
Total ReturnA, B	17.57%	20.08%	(16.22)%	44.38%	6.49%
Ratios to Average Net Assets D, F
Expenses before reductions	1.86%	1.90%	1.92%	1.90%	1.94%
Expenses net of fee waivers, if any	1.86%	1.90%	1.92%	1.90%	1.94%
Expenses net of all reductions	1.86%	1.88%	1.91%	1.89%	1.93%
Net investment income (loss)	(.38)%	(.13)%	(.03)%	(.43)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,881	$ 99,833	$ 93,504	$ 133,476	$ 90,596
Portfolio turnover rateE	112%	68%	88%	91%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 42.55	$ 35.28	$ 41.95	$ 28.87	$ 26.83
Income from Investment Operations
Net investment income (loss) B	.28	.35	.37	.23	.04
Net realized and unrealized gain (loss)	7.42	7.12	(6.79)	12.99	2.00
Total from investment operations	7.70	7.47	(6.42)	13.22	2.04
Distributions from net investment income	(.27)	(.20)	(.25)	(.14)	-
Distributions from net realized gain	(1.93)	-	-	-	-
Total distributions	(2.20)	(.20)	(.25)	(.14)	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 48.05	$ 42.55	$ 35.28	$ 41.95	$ 28.87
Total ReturnA	18.80%	21.26%	(15.31)%	45.87%	7.60%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.88%	.86%	.86%	.90%
Expenses net of fee waivers, if any	.85%	.88%	.86%	.86%	.90%
Expenses net of all reductions	.85%	.86%	.85%	.85%	.90%
Net investment income (loss)	.63%	.89%	1.03%	.60%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,795	$ 65,034	$ 56,692	$ 54,024	$ 27,338
Portfolio turnover rateD	112%	68%	88%	91%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Energy Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 157,009,768
Gross unrealized depreciation	(12,283,155)
Net unrealized appreciation (depreciation) on securities	$ 144,726,613

Tax Cost	$ 746,557,860

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 11,515,204
Undistributed long-term capital gain	$ 25,350,408
Net unrealized appreciation (depreciation) on securities and other investments	$ 144,726,533

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 11,364,599	$ 2,261,471
Long-term Capital Gains	23,657,817	-
Total	$ 35,022,416	$ 2,261,471

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $914,549,771 and $837,356,104, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 789,742	$ 9,586
Class T	.25%	.25%	1,163,792	2,396
Class B	.75%	.25%	188,072	141,340
Class C	.75%	.25%	1,127,553	180,560
			$ 3,269,159	$ 333,882

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 130,781
Class T	26,998
Class B*	18,105
Class C*	7,254
$ 183,138

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 808,805.26
Class T	531,363.23
Class B	56,518.30
Class C	278,663.25
Institutional Class	195,434.24
	$ 1,870,783

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $18,503 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,262 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash

Annual Report

7. Security Lending - continued

collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $56,572. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $31,122 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $24.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ 1,151,717	$ 1,079,554
Class T	407,949	706,555
Class B	-	36,766
Class C	21,755	148,895
Institutional Class	447,012	289,701
Total	$ 2,028,433	$ 2,261,471
From net realized gain
Class A	$ 13,468,952	$ -
Class T	10,162,438	-
Class B	951,726	-
Class C	5,213,518	-
Institutional Class	3,197,349	-
Total	$ 32,993,983	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	2,566,576	1,740,823	$ 110,639,298	$ 65,442,879
Reinvestment of distributions	321,215	27,199	13,089,815	963,658
Shares redeemed	(1,699,770)	(2,390,270)	(72,383,987)	(87,941,708)
Net increase (decrease)	1,188,021	(622,248)	$ 51,345,126	$ (21,535,171)
Class T
Shares sold	572,893	467,358	$ 25,352,574	$ 17,841,598
Reinvestment of distributions	243,465	18,548	10,134,909	670,876
Shares redeemed	(940,893)	(1,355,160)	(41,085,209)	(50,748,604)
Net increase (decrease)	(124,535)	(869,254)	$ (5,597,726)	$ (32,236,130)
Class B
Shares sold	26,300	13,140	$ 1,074,846	$ 454,110
Reinvestment of distributions	22,691	989	856,078	32,636
Shares redeemed	(180,679)	(377,487)	(7,111,293)	(13,045,539)
Net increase (decrease)	(131,688)	(363,358)	$ (5,180,369)	$ (12,558,793)
Class C
Shares sold	779,598	525,111	$ 31,528,558	$ 18,433,044
Reinvestment of distributions	118,310	3,815	4,495,184	126,850
Shares redeemed	(444,228)	(851,939)	(17,602,373)	(29,267,435)
Net increase (decrease)	453,680	(323,013)	$ 18,421,369	$ (10,707,541)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Institutional Class
Shares sold	1,344,490	923,636	$ 61,641,683	$ 35,802,942
Reinvestment of distributions	75,999	6,056	3,249,427	224,624
Shares redeemed	(642,747)	(1,008,582)	(28,763,915)	(38,569,293)
Net increase (decrease)	777,742	(78,890)	$ 36,127,195	$ (2,541,727)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Financial Services Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.93%	8.75%	0.01%
Class T (incl. 3.50% sales charge)	8.18%	8.97%	-0.01%
Class B (incl. contingent deferred sales charge) A	6.50%	8.93%	0.07%
Class C (incl. contingent deferred sales charge) B	10.65%	9.23%	-0.12%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class A on July 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Financial Services Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Christopher Lee, Portfolio Manager of Fidelity Advisor® Financial Services Fund: For the 12-month period, the fund's Class A, Class T, Class B and Class C shares returned 12.39%, 12.10%, 11.50%, and 11.65%, respectively (excluding sales charges), beating the 10.80% gain of the MSCI U.S. IMI Financials 25-50 Index but lagging the S&P 500®. Financials underperformed the broader market due to declining interest rates, the overhangs of regulatory reform and depressed trading volumes. Banks were among the weaker performers, while asset management & custody banks, investment banking & brokerage and many real estate investment trust (REIT) segments stood out. Security selection drove the fund ahead of the MSCI sector index. Individual contributors included an out-of-index stake in alternative asset manager Blackstone Group, which realized sizable profits from investments made during the financial downturn. An overweighting in specialty REIT and wireless tower company American Tower also contributed, benefiting from declining interest rates, growing demand for cellular bandwidth and constrained tower supply. By contrast, an outsized stake in specialized REIT Rayonier hurt, as pricing pressure hindered its cellulose business. I sold Rayonier from the portfolio by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.19%
Actual		$ 1,000.00	$ 1,059.40	$ 6.08
HypotheticalA		$ 1,000.00	$ 1,018.89	$ 5.96
Class T	1.45%
Actual		$ 1,000.00	$ 1,058.40	$ 7.40
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.25
Class B	1.95%
Actual		$ 1,000.00	$ 1,055.90	$ 9.94
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 9.74
Class C	1.90%
Actual		$ 1,000.00	$ 1,056.50	$ 9.69
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.49
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,061.60	$ 4.34
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Financial Services Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	5.4	4.8
Bank of America Corp.	5.1	5.4
Citigroup, Inc.	4.8	4.8
U.S. Bancorp	4.6	5.1
Berkshire Hathaway, Inc. Class B	4.2	2.2
Capital One Financial Corp.	4.1	3.9
Wells Fargo & Co.	3.8	4.6
American Tower Corp.	3.8	3.5
MetLife, Inc.	2.7	2.8
Invesco Ltd.	2.4	2.3
	40.9
Top Industries (% of fund's net assets)
As of July 31, 2014
Banks	29.4%
Capital Markets	14.5%
Insurance	13.4%
Real Estate Investment Trusts	10.6%
Diversified Financial Services	8.8%
All Others*	23.3%

As of January 31, 2014
Diversified Financial Services	22.3%
Insurance	16.6%
Commercial Banks	16.4%
Capital Markets	14.2%
Real Estate Investment Trusts	10.2%
All Others*	20.3%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Financial Services Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
BANKS - 29.4%
Diversified Banks - 24.1%
Bank of America Corp.	561,856	$ 8,568,304
Citigroup, Inc.	165,465	8,092,893
JPMorgan Chase & Co.	156,931	9,050,210
PT Bank Rakyat Indonesia Tbk	641,700	615,500
U.S. Bancorp	184,308	7,746,465
Wells Fargo & Co.	125,948	6,410,753
		40,484,125
Regional Banks - 5.3%
CoBiz, Inc.	58,891	666,646
Commerce Bancshares, Inc.	13,385	603,128
Fifth Third Bancorp	120,340	2,464,563
M&T Bank Corp. (d)	15,270	1,855,305
Popular, Inc. (a)	34,800	1,110,120
SunTrust Banks, Inc.	56,400	2,146,020
		8,845,782
TOTAL BANKS		49,329,907
CAPITAL MARKETS - 14.5%
Asset Management & Custody Banks - 11.5%
Affiliated Managers Group, Inc. (a)	11,264	2,244,352
Ameriprise Financial, Inc.	20,700	2,475,720
Artisan Partners Asset Management, Inc.	34,000	1,771,400
BlackRock, Inc. Class A	4,986	1,519,384
Franklin Resources, Inc.	52,650	2,850,998
Invesco Ltd.	105,338	3,963,869
Oaktree Capital Group LLC Class A	32,500	1,625,000
The Blackstone Group LP	86,465	2,825,676
		19,276,399
Diversified Capital Markets - 0.4%
Close Brothers Group PLC	33,800	725,290
Investment Banking & Brokerage - 2.6%
E*TRADE Financial Corp. (a)	85,300	1,793,006
FXCM, Inc. Class A (d)	50,500	687,810
Raymond James Financial, Inc.	35,700	1,818,915
		4,299,731
TOTAL CAPITAL MARKETS		24,301,420
CONSUMER FINANCE - 7.0%
Consumer Finance - 7.0%
Capital One Financial Corp.	86,538	6,883,233
Navient Corp.	94,015	1,617,058
Santander Consumer U.S.A. Holdings, Inc.	22,900	438,993
SLM Corp.	120,515	1,067,763
Springleaf Holdings, Inc. (d)	65,500	1,714,790
		11,721,837

	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 1.1%
Specialized Consumer Services - 1.1%
H&R Block, Inc.	57,800	$ 1,857,114
DIVERSIFIED FINANCIAL SERVICES - 8.8%
Multi-Sector Holdings - 4.2%
Berkshire Hathaway, Inc. Class B (a)	56,419	7,076,635
Specialized Finance - 4.6%
IntercontinentalExchange Group, Inc.	20,114	3,866,313
McGraw Hill Financial, Inc.	41,400	3,321,108
TPG Specialty Lending, Inc. (d)	25,905	501,780
		7,689,201
TOTAL DIVERSIFIED FINANCIAL SERVICES		14,765,836
HEALTH CARE PROVIDERS & SERVICES - 0.6%
Health Care Facilities - 0.6%
Brookdale Senior Living, Inc. (a)	30,500	1,056,825
INSURANCE - 13.4%
Insurance Brokers - 2.4%
Brown & Brown, Inc.	48,900	1,505,142
Marsh & McLennan Companies, Inc.	48,900	2,482,653
		3,987,795
Life & Health Insurance - 4.4%
MetLife, Inc.	86,526	4,551,268
Prudential PLC	48,894	1,123,773
Torchmark Corp.	34,000	1,793,160
		7,468,201
Property & Casualty Insurance - 5.4%
Allstate Corp.	56,440	3,298,918
FNF Group	60,200	1,632,022
FNFV Group	20,497	335,331
The Travelers Companies, Inc.	41,592	3,724,980
		8,991,251
Reinsurance - 1.2%
Everest Re Group Ltd.	12,900	2,011,239
TOTAL INSURANCE		22,458,486
INTERNET SOFTWARE & SERVICES - 1.3%
Internet Software & Services - 1.3%
eBay, Inc. (a)	41,400	2,185,920
IT SERVICES - 5.0%
Data Processing & Outsourced Services - 5.0%
EVERTEC, Inc.	60,200	1,346,072
Fiserv, Inc. (a)	38,166	2,353,697
FleetCor Technologies, Inc. (a)	9,200	1,221,668
The Western Union Co.	82,700	1,444,769
Visa, Inc. Class A	9,430	1,989,824
		8,356,030
Common Stocks - continued
	Shares	Value
MEDIA - 1.0%
Advertising - 1.0%
CBS Outdoor Americas, Inc.	48,900	$ 1,627,881
REAL ESTATE INVESTMENT TRUSTS - 10.6%
Mortgage REITs - 3.0%
Blackstone Mortgage Trust, Inc.	45,100	1,283,997
NorthStar Realty Finance Corp.	39,050	628,705
Redwood Trust, Inc. (d)	60,200	1,142,596
Starwood Property Trust, Inc.	82,700	1,951,720
		5,007,018
Residential REITs - 2.3%
Essex Property Trust, Inc.	11,450	2,170,577
Starwood Waypoint Residential (a)	60,160	1,581,606
		3,752,183
Retail REITs - 1.5%
Simon Property Group, Inc.	7,188	1,208,950
Washington Prime Group, Inc. (a)	72,169	1,363,272
		2,572,222
Specialized REITs - 3.8%
American Tower Corp.	67,650	6,385,484
TOTAL REAL ESTATE INVESTMENT TRUSTS		17,716,907
REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.1%
Real Estate Operating Companies - 0.5%
Global Logistic Properties Ltd.	381,000	848,170
Real Estate Services - 3.6%
Altisource Portfolio Solutions SA (a)	7,550	818,269
CBRE Group, Inc. (a)	118,487	3,654,139
Realogy Holdings Corp. (a)	45,100	1,657,876
		6,130,284
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		6,978,454

	Shares	Value
THRIFTS & MORTGAGE FINANCE - 0.9%
Thrifts & Mortgage Finance - 0.9%
MGIC Investment Corp. (a)	50,000	$ 369,500
Ocwen Financial Corp. (a)	28,850	870,405
Radian Group, Inc.	19,600	248,136
		1,488,041
TOTAL COMMON STOCKS (Cost $145,554,635)		163,844,658
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 0.11% (b)	3,871,808	3,871,808
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	4,239,975	4,239,975
TOTAL MONEY MARKET FUNDS (Cost $8,111,783)		8,111,783
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $153,666,418)		171,956,441
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(4,243,037)
NET ASSETS - 100%		$ 167,713,404
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,308
Fidelity Securities Lending Cash Central Fund	40,449
Total	$ 43,757
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 163,844,658	$ 161,257,215	$ 2,587,443	$ -
Money Market Funds	8,111,783	8,111,783	-	-
Total Investments in Securities:	$ 171,956,441	$ 169,368,998	$ 2,587,443	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $4,042,147) - See accompanying schedule: Unaffiliated issuers (cost $145,554,635)	$ 163,844,658
Fidelity Central Funds (cost $8,111,783)	8,111,783
Total Investments (cost $153,666,418)		$ 171,956,441
Cash		1,005
Receivable for investments sold		106,170
Receivable for fund shares sold		133,922
Dividends receivable		91,067
Distributions receivable from Fidelity Central Funds		22,253
Other receivables		157,775
Total assets		172,468,633

Liabilities
Payable for investments purchased	$ 66,478
Payable for fund shares redeemed	220,158
Accrued management fee	78,904
Distribution and service plan fees payable	65,936
Other affiliated payables	44,061
Other payables and accrued expenses	39,717
Collateral on securities loaned, at value	4,239,975
Total liabilities		4,755,229

Net Assets		$ 167,713,404
Net Assets consist of:
Paid in capital		$ 208,707,700
Undistributed net investment income		327,058
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(59,611,679)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,290,325
Net Assets		$ 167,713,404

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($77,673,849 ÷ 5,187,683 shares)	$ 14.97

Maximum offering price per share (100/94.25 of $14.97)	$ 15.88
Class T: Net Asset Value and redemption price per share ($31,595,676 ÷ 2,125,831 shares)	$ 14.86

Maximum offering price per share (100/96.50 of $14.86)	$ 15.40
Class B: Net Asset Value and offering price per share ($5,539,886 ÷ 386,023 shares)A	$ 14.35

Class C: Net Asset Value and offering price per share ($36,739,735 ÷ 2,584,335 shares)A	$ 14.22

Institutional Class: Net Asset Value, offering price and redemption price per share ($16,164,258 ÷ 1,054,012 shares)	$ 15.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Financial Services Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 2,980,098
Income from Fidelity Central Funds		43,757
Total income		3,023,855

Expenses
Management fee	$ 876,474
Transfer agent fees	446,452
Distribution and service plan fees	742,675
Accounting and security lending fees	62,863
Custodian fees and expenses	13,750
Independent trustees' compensation	3,882
Registration fees	60,470
Audit	53,082
Legal	3,004
Miscellaneous	2,284
Total expenses before reductions	2,264,936
Expense reductions	(5,268)	2,259,668
Net investment income (loss)		764,187
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,591,926
Foreign currency transactions	1,609
Total net realized gain (loss)		7,593,535
Change in net unrealized appreciation (depreciation) on: Investment securities	9,237,332
Assets and liabilities in foreign currencies	987
Total change in net unrealized appreciation (depreciation)		9,238,319
Net gain (loss)		16,831,854
Net increase (decrease) in net assets resulting from operations		$ 17,596,041

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 764,187	$ 1,261,864
Net realized gain (loss)	7,593,535	21,677,767
Change in net unrealized appreciation (depreciation)	9,238,319	10,094,408
Net increase (decrease) in net assets resulting from operations	17,596,041	33,034,039
Distributions to shareholders from net investment income	(647,193)	(847,180)
Distributions to shareholders from net realized gain	(72,538)	-
Total distributions	(719,731)	(847,180)
Share transactions - net increase (decrease)	10,142,137	4,858,599
Redemption fees	8,658	3,052
Total increase (decrease) in net assets	27,027,105	37,048,510

Net Assets
Beginning of period	140,686,299	103,637,789
End of period (including undistributed net investment income of $327,058 and undistributed net investment income of $426,508, respectively)	$ 167,713,404	$ 140,686,299

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.41	$ 10.18	$ 10.06	$ 10.35	$ 9.53
Income from Investment Operations
Net investment income (loss) C	.10	.15	.07	(.02)	(.01)
Net realized and unrealized gain (loss)	1.55	3.18	.06	(.27)	.93
Total from investment operations	1.65	3.33	.13	(.29)	.92
Distributions from net investment income	(.08)	(.10)	(.01)	-	(.10)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.09)	(.10)	(.01)	-	(.10)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.97	$ 13.41	$ 10.18	$ 10.06	$ 10.35
Total ReturnA, B	12.39%	32.99%	1.34%	(2.80)%	9.61%
Ratios to Average Net Assets D, F
Expenses before reductions	1.22%	1.29%	1.28%	1.26%	1.27%
Expenses net of fee waivers, if any	1.22%	1.29%	1.28%	1.26%	1.27%
Expenses net of all reductions	1.22%	1.21%	1.20%	1.21%	1.22%
Net investment income (loss)	.68%	1.31%	.72%	(.24)%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,674	$ 64,428	$ 47,055	$ 63,937	$ 69,723
Portfolio turnover rateE	49%	288%	441%	260%	254%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 10.11	$ 10.01	$ 10.32	$ 9.52
Income from Investment Operations
Net investment income (loss) C	.06	.12	.04	(.05)	(.04)
Net realized and unrealized gain (loss)	1.55	3.16	.06	(.26)	.92
Total from investment operations	1.61	3.28	.10	(.31)	.88
Distributions from net investment income	(.05)	(.08)	- G	-	(.08)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.06)	(.08)	- G	-	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.86	$ 13.31	$ 10.11	$ 10.01	$ 10.32
Total ReturnA, B	12.10%	32.66%	1.03%	(3.00)%	9.26%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.55%	1.54%	1.52%	1.53%
Expenses net of fee waivers, if any	1.48%	1.55%	1.54%	1.52%	1.53%
Expenses net of all reductions	1.48%	1.47%	1.45%	1.47%	1.47%
Net investment income (loss)	.42%	1.06%	.46%	(.49)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,596	$ 30,576	$ 24,367	$ 27,037	$ 33,310
Portfolio turnover rateE	49%	288%	441%	260%	254%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.87	$ 9.79	$ 9.73	$ 10.09	$ 9.33
Income from Investment Operations
Net investment income (loss) C	(.01)	.06	- G	(.10)	(.09)
Net realized and unrealized gain (loss)	1.49	3.06	.06	(.26)	.91
Total from investment operations	1.48	3.12	.06	(.36)	.82
Distributions from net investment income	-	(.04)	-	-	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.35	$ 12.87	$ 9.79	$ 9.73	$ 10.09
Total ReturnA, B	11.50%	32.00%	.62%	(3.57)%	8.78%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	2.04%	2.03%	2.01%	2.02%
Expenses net of fee waivers, if any	1.98%	2.04%	2.03%	2.01%	2.02%
Expenses net of all reductions	1.98%	1.97%	1.94%	1.96%	1.97%
Net investment income (loss)	(.08)%	.56%	(.03)%	(.98)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,540	$ 6,511	$ 5,745	$ 7,480	$ 10,992
Portfolio turnover rateE	49%	288%	441%	260%	254%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.75	$ 9.70	$ 9.65	$ 10.00	$ 9.25
Income from Investment Operations
Net investment income (loss) C	- G	.06	- G	(.10)	(.09)
Net realized and unrealized gain (loss)	1.48	3.03	.05	(.25)	.90
Total from investment operations	1.48	3.09	.05	(.35)	.81
Distributions from net investment income	(.01)	(.04)	-	-	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.22	$ 12.75	$ 9.70	$ 9.65	$ 10.00
Total ReturnA, B	11.65%	31.98%	.52%	(3.50)%	8.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	2.03%	2.03%	2.01%	2.02%
Expenses net of fee waivers, if any	1.94%	2.03%	2.03%	2.01%	2.02%
Expenses net of all reductions	1.93%	1.96%	1.94%	1.96%	1.96%
Net investment income (loss)	(.03)%	.57%	(.03)%	(.99)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,740	$ 29,897	$ 20,875	$ 23,196	$ 30,804
Portfolio turnover rateE	49%	288%	441%	260%	254%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.73	$ 10.42	$ 10.28	$ 10.55	$ 9.69
Income from Investment Operations
Net investment income (loss) B	.15	.20	.10	.01	.02
Net realized and unrealized gain (loss)	1.60	3.25	.06	(.28)	.95
Total from investment operations	1.75	3.45	.16	(.27)	.97
Distributions from net investment income	(.13)	(.14)	(.02)	-	(.11)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.14)	(.14)	(.02)	-	(.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 15.34	$ 13.73	$ 10.42	$ 10.28	$ 10.55
Total ReturnA	12.85%	33.45%	1.61%	(2.56)%	9.99%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.96%	.98%	.96%	.99%
Expenses net of fee waivers, if any	.87%	.96%	.98%	.96%	.99%
Expenses net of all reductions	.86%	.88%	.89%	.91%	.94%
Net investment income (loss)	1.04%	1.65%	1.02%	.07%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,164	$ 9,275	$ 5,596	$ 8,162	$ 5,158
Portfolio turnover rateD	49%	288%	441%	260%	254%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,432,045
Gross unrealized depreciation	(1,861,572)
Net unrealized appreciation (depreciation) on securities	$ 17,570,473

Tax Cost	$ 154,385,968

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 327,069
Capital loss carryforward	$ (58,892,130)
Net unrealized appreciation (depreciation) on securities and other investments	$ 17,570,775

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (35,189,589)
2018	(23,251,884)
2019	(450,657)
Total capital loss carryforward	$ (58,892,130)

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 719,731	$ 847,180

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $84,579,700 and $75,332,273, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 179,690	$ 4,881
Class T	.25%	.25%	157,782	784
Class B	.75%	.25%	62,815	47,230
Class C	.75%	.25%	342,388	73,448
			$ 742,675	$ 126,343

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 47,937
Class T	7,810
Class B*	6,232
Class C*	8,195
$ 70,174

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 212,843.30
Class T	96,821.31
Class B	19,084.30
Class C	88,891.26
Institutional Class	28,813.19
	$ 446,452

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,600 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $266 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $40,449. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5,268 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ 405,756	$ 468,043
Class T	104,978	194,766
Class B	-	25,088
Class C	31,349	89,452
Institutional Class	105,110	69,831
Total	$ 647,193	$ 847,180
From net realized gain
Class A	$ 43,910	$ -
Class T	20,144	-
Institutional Class	8,484	-
Total	$ 72,538	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	1,697,938	1,230,107	$ 24,378,496	$ 14,721,154
Reinvestment of distributions	28,780	36,718	390,562	401,001
Shares redeemed	(1,342,224)	(1,085,572)	(19,118,798)	(12,586,886)
Net increase (decrease)	384,494	181,253	$ 5,650,260	$ 2,535,269
Class T
Shares sold	306,863	446,551	$ 4,347,352	$ 5,238,758
Reinvestment of distributions	8,794	16,926	118,136	183,990
Shares redeemed	(486,368)	(576,646)	(6,897,348)	(6,688,740)
Net increase (decrease)	(170,711)	(113,169)	$ (2,431,860)	$ (1,265,992)
Class B
Shares sold	29,215	117,587	$ 390,860	$ 1,311,553
Reinvestment of distributions	-	1,943	-	20,652
Shares redeemed	(149,230)	(200,454)	(2,060,292)	(2,232,316)
Net increase (decrease)	(120,015)	(80,924)	$ (1,669,432)	$ (900,111)
Class C
Shares sold	859,537	769,144	$ 11,703,173	$ 8,857,879
Reinvestment of distributions	2,148	7,186	26,657	75,671
Shares redeemed	(621,486)	(584,253)	(8,469,563)	(6,452,079)
Net increase (decrease)	240,199	192,077	$ 3,260,267	$ 2,481,471

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Institutional Class
Shares sold	823,593	490,356	$ 12,007,905	$ 6,177,619
Reinvestment of distributions	5,144	5,017	71,934	55,775
Shares redeemed	(450,058)	(356,871)	(6,746,937)	(4,225,432)
Net increase (decrease)	378,679	138,502	$ 5,332,902	$ 2,007,962

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Health Care Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	27.04%	23.84%	12.78%
Class T (incl. 3.50% sales charge)	29.79%	24.12%	12.76%
Class B (incl. contingent deferred sales charge) A	28.72%	24.19%	12.85%
Class C (incl. contingent deferred sales charge) B	32.83%	24.42%	12.63%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class A on July 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Health Care Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Edward Yoon, Portfolio Manager of Fidelity Advisor® Health Care Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 34.79%, 34.49%, 33.72% and 33.83%, respectively (excluding sales charges), outpacing the 21.26% advance of the MSCI U.S. IMI Health Care 25-50 Index and the S&P 500®. Strong fundamentals continued to underpin the health care sector's solid performance, and increased merger-and-acquisition activity fueled outsized gains in many stocks. Despite some volatility in higher-growth areas such as biotechnology, the sector's diversified composition, attractive valuation and defensive qualities helped it maintain its strong performance. Versus the MSCI sector index, exceptional stock picking drove the fund's outperformance. Choices in pharmaceuticals helped the most - although I maintained my sizable underweighting in the industry - including U.K.-based Shire, the fund's top individual contributor that benefited from multiple takeover bids by drugmaker AbbVie. I continued to add to my position over the period, and I expect to keep AbbVie as a fund holding should the deal finalize. Life science tools & services helped, and leading the way here was genetic analysis tool maker Illumina, which I overweighted but trimmed exposure as the stock's valuation rose. Stock selection in biotechnology also added value, especially Intercept Pharmaceuticals, which contributed this period despite experiencing extreme volatility during the second half. Notable relative detractors were hard to come by this period, but stock picking in health care services was weak. I also reduced exposure to this group, as I've always been generally cautious of areas sensitive to fluctuations in health policy. At the stock level, it hurt the most not to own large-cap pharma firm Allergan when its shares shot higher in April on news that Valeant Pharmaceuticals International would acquire the firm. I did establish a small stake in June, but it was too little, too late this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.06%
Actual		$ 1,000.00	$ 1,079.60	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class T	1.33%
Actual		$ 1,000.00	$ 1,078.10	$ 6.85
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 6.66
Class B	1.89%
Actual		$ 1,000.00	$ 1,075.20	$ 9.72
HypotheticalA		$ 1,000.00	$ 1,015.42	$ 9.44
Class C	1.81%
Actual		$ 1,000.00	$ 1,075.60	$ 9.31
HypotheticalA		$ 1,000.00	$ 1,015.82	$ 9.05
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,081.20	$ 4.13
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Health Care Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Actavis PLC	6.9	4.6
McKesson Corp.	5.3	3.4
Shire PLC sponsored ADR	4.9	1.8
Covidien PLC	4.0	0.9
Biogen Idec, Inc.	3.4	4.3
Agilent Technologies, Inc.	3.4	1.5
Alexion Pharmaceuticals, Inc.	3.3	4.5
Boston Scientific Corp.	3.1	3.6
AbbVie, Inc.	2.8	1.0
Allergan, Inc.	2.8	0.0
	39.9
Top Industries (% of fund's net assets)
As of July 31, 2014
Pharmaceuticals	30.4%
Biotechnology	24.2%
Health Care Equipment & Supplies	16.8%
Health Care Providers & Services	14.3%
Life Sciences Tools & Services	6.0%
All Others*	8.3%

As of January 31, 2014
Biotechnology	32.7%
Pharmaceuticals	24.9%
Health Care Equipment & Supplies	14.1%
Health Care Providers & Services	13.0%
Life Sciences Tools & Services	8.0%
All Others*	7.3%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Health Care Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
BIOTECHNOLOGY - 24.2%
Biotechnology - 24.2%
Acceleron Pharma, Inc.	56,538	$ 1,674,656
Actelion Ltd.	50,892	6,154,642
Alexion Pharmaceuticals, Inc. (a)	285,814	45,441,568
Alnylam Pharmaceuticals, Inc. (a)	74,720	4,038,616
Amgen, Inc.	232,496	29,617,665
Array BioPharma, Inc. (a)	475,300	1,901,200
Arrowhead Research Corp. (a)	170,200	2,153,030
Avalanche Biotechnologies, Inc. (a)	22,209	621,630
BioCryst Pharmaceuticals, Inc. (a)	296,900	3,717,188
Biogen Idec, Inc. (a)	139,884	46,775,811
BioMarin Pharmaceutical, Inc. (a)	105,800	6,540,556
Celgene Corp. (a)	216,500	18,867,975
Celldex Therapeutics, Inc. (a)	55,100	721,259
Cubist Pharmaceuticals, Inc.	289,497	17,630,367
Discovery Laboratories, Inc. (a)	796,000	1,249,720
Genomic Health, Inc. (a)(d)	110,254	2,809,272
Gilead Sciences, Inc. (a)	352,886	32,306,713
Grifols SA ADR	201,830	7,401,106
Innate Pharma SA (a)(d)	268,800	2,667,131
Insmed, Inc. (a)	164,900	2,818,141
Intercept Pharmaceuticals, Inc. (a)	44,121	10,251,956
InterMune, Inc. (a)	440,980	19,345,793
Kindred Biosciences, Inc.	148,400	2,261,616
Neurocrine Biosciences, Inc. (a)	460,334	6,251,336
NewLink Genetics Corp. (a)	57,196	1,211,411
NPS Pharmaceuticals, Inc. (a)	80,590	2,251,685
Prothena Corp. PLC (a)	2,500	43,400
PTC Therapeutics, Inc. (a)	80,800	2,134,736
Puma Biotechnology, Inc. (a)	86,600	19,200,952
Rigel Pharmaceuticals, Inc. (a)	208,731	682,550
Ultragenyx Pharmaceutical, Inc.	60,805	2,657,179
Vanda Pharmaceuticals, Inc. (a)(d)	373,329	5,487,936
Vertex Pharmaceuticals, Inc. (a)	324,700	28,869,077
ZIOPHARM Oncology, Inc. (a)(d)	404,100	1,264,833
		337,022,706
DIVERSIFIED CONSUMER SERVICES - 0.2%
Specialized Consumer Services - 0.2%
Carriage Services, Inc.	159,335	2,570,074
HEALTH CARE EQUIPMENT & SUPPLIES - 16.8%
Health Care Equipment - 14.9%
Accuray, Inc. (a)	208,500	1,640,895
Boston Scientific Corp. (a)	3,334,001	42,608,533
Cardiovascular Systems, Inc. (a)	107,420	2,900,340
CONMED Corp.	197,018	7,683,702
Covidien PLC	649,523	56,190,235
Edwards Lifesciences Corp. (a)	170,953	15,428,508
HeartWare International, Inc. (a)	106,331	8,954,134
Intuitive Surgical, Inc. (a)	11,800	5,399,090
Lumenis Ltd. Class B	156,400	1,388,832

	Shares	Value
Masimo Corp. (a)	230,731	$ 5,556,002
Medtronic, Inc.	364,300	22,491,882
NxStage Medical, Inc. (a)	355,200	4,741,920
ResMed, Inc. (d)	100,900	5,220,566
Roka Bioscience, Inc.	124,327	1,122,300
Roka Bioscience, Inc. (a)	83,300	835,499
Smith & Nephew PLC sponsored ADR	90,963	7,829,185
Steris Corp.	173,184	8,811,602
Volcano Corp. (a)	259,000	4,276,090
Zeltiq Aesthetics, Inc. (a)	269,618	5,457,068
		208,536,383
Health Care Supplies - 1.9%
Derma Sciences, Inc. (a)	212,595	2,057,920
Endologix, Inc. (a)	298,823	4,228,345
The Cooper Companies, Inc.	124,200	19,981,296
		26,267,561
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		234,803,944
HEALTH CARE PROVIDERS & SERVICES - 14.2%
Health Care Distributors & Services - 6.8%
Amplifon SpA	647,495	3,875,616
Cardinal Health, Inc.	149,700	10,726,005
EBOS Group Ltd.	593,979	5,106,402
McKesson Corp.	389,709	74,769,569
United Drug PLC (United Kingdom)	182,300	1,093,840
		95,571,432
Health Care Facilities - 3.2%
Brookdale Senior Living, Inc. (a)	184,870	6,405,746
HCA Holdings, Inc. (a)	264,100	17,248,371
NMC Health PLC	314,500	2,495,561
Surgical Care Affiliates, Inc.	148,385	4,359,551
Universal Health Services, Inc. Class B	129,527	13,807,578
		44,316,807
Health Care Services - 1.4%
Air Methods Corp. (a)(d)	277,484	13,943,571
MEDNAX, Inc. (a)	83,320	4,930,878
		18,874,449
Managed Health Care - 2.8%
Cigna Corp.	194,812	17,540,872
Humana, Inc.	108,237	12,734,083
UnitedHealth Group, Inc.	106,724	8,649,980
		38,924,935
TOTAL HEALTH CARE PROVIDERS & SERVICES		197,687,623
HEALTH CARE TECHNOLOGY - 3.7%
Health Care Technology - 3.7%
athenahealth, Inc. (a)(d)	59,400	7,389,360
Castlight Health, Inc.	336,800	4,064,839
Castlight Health, Inc. Class B (a)	6,800	91,188
Cerner Corp. (a)	539,596	29,785,699
Common Stocks - continued
	Shares	Value
HEALTH CARE TECHNOLOGY - CONTINUED
Health Care Technology - continued
HealthStream, Inc. (a)	97,512	$ 2,433,900
Medidata Solutions, Inc. (a)	187,800	8,420,952
		52,185,938
INDUSTRIAL CONGLOMERATES - 1.9%
Industrial Conglomerates - 1.9%
Danaher Corp.	355,023	26,229,099
LIFE SCIENCES TOOLS & SERVICES - 6.0%
Life Sciences Tools & Services - 6.0%
Agilent Technologies, Inc.	833,500	46,751,015
Bruker BioSciences Corp. (a)	259,553	5,899,640
Illumina, Inc. (a)	193,389	30,924,835
		83,575,490
PHARMACEUTICALS - 30.4%
Pharmaceuticals - 30.4%
AbbVie, Inc.	747,480	39,123,103
Actavis PLC (a)	450,355	96,493,059
Allergan, Inc.	233,600	38,744,896
Auxilium Pharmaceuticals, Inc. (a)(d)	212,000	4,244,240
Bristol-Myers Squibb Co.	259,803	13,151,228
Dechra Pharmaceuticals PLC	350,100	4,102,052
Jazz Pharmaceuticals PLC (a)	83,426	11,657,115
Merck & Co., Inc.	400,933	22,748,938
Pacira Pharmaceuticals, Inc. (a)	55,200	5,078,400
Perrigo Co. PLC	216,456	32,565,805
Prestige Brands Holdings, Inc. (a)	271,372	8,358,258
Salix Pharmaceuticals Ltd. (a)	216,448	28,551,656
Shire PLC sponsored ADR	279,300	68,847,450
Teva Pharmaceutical Industries Ltd. sponsored ADR	634,983	33,971,591
The Medicines Company (a)	249,000	5,819,130
TherapeuticsMD, Inc. (a)	661,050	3,067,272
UCB SA	84,800	7,794,171
		424,318,364
PROFESSIONAL SERVICES - 0.6%
Human Resource & Employment Services - 0.6%
Towers Watson & Co.	23,927	2,441,033
WageWorks, Inc. (a)	138,395	5,776,607
		8,217,640
TOTAL COMMON STOCKS (Cost $1,042,406,903)		1,366,610,878
Convertible Preferred Stocks - 0.1%
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 0.1%
Health Care Services - 0.1%
1Life Healthcare, Inc. Series G (e) (Cost $2,121,583)	322,145	$ 2,238,908
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 0.11% (b)	36,951,816	36,951,816
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	13,128,282	13,128,282
TOTAL MONEY MARKET FUNDS (Cost $50,080,098)		50,080,098
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $1,094,608,584)		1,418,929,884
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(24,044,339)
NET ASSETS - 100%		$ 1,394,885,545
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,238,908 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$ 2,121,583
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,491
Fidelity Securities Lending Cash Central Fund	281,825
Total	$ 301,316
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,366,610,878	$ 1,361,423,739	$ 5,187,139	$ -
Convertible Preferred Stocks	2,238,908	-	-	2,238,908
Money Market Funds	50,080,098	50,080,098	-	-
Total Investments in Securities:	$ 1,418,929,884	$ 1,411,503,837	$ 5,187,139	$ 2,238,908
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	75.1%
Ireland	14.1%
Bailiwick of Jersey	4.9%
Israel	2.5%
United Kingdom	1.1%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $12,559,019) - See accompanying schedule: Unaffiliated issuers (cost $1,044,528,486)	$ 1,368,849,786
Fidelity Central Funds (cost $50,080,098)	50,080,098
Total Investments (cost $1,094,608,584)		$ 1,418,929,884
Receivable for investments sold		27,126,664
Receivable for fund shares sold		5,263,502
Dividends receivable		401,785
Distributions receivable from Fidelity Central Funds		13,302
Other receivables		12,457
Total assets		1,451,747,594

Liabilities
Payable for investments purchased	$ 40,053,831
Payable for fund shares redeemed	2,295,699
Accrued management fee	629,604
Distribution and service plan fees payable	441,222
Other affiliated payables	261,720
Other payables and accrued expenses	51,691
Collateral on securities loaned, at value	13,128,282
Total liabilities		56,862,049

Net Assets		$ 1,394,885,545
Net Assets consist of:
Paid in capital		$ 956,280,793
Accumulated net investment loss		(4,464,030)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		118,747,574
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		324,321,208
Net Assets		$ 1,394,885,545

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($613,994,649 ÷ 16,275,964 shares)	$ 37.72

Maximum offering price per share (100/94.25 of $37.72)	$ 40.02
Class T: Net Asset Value and redemption price per share ($216,972,813 ÷ 6,049,058 shares)	$ 35.87

Maximum offering price per share (100/96.50 of $35.87)	$ 37.17
Class B: Net Asset Value and offering price per share ($13,404,921 ÷ 416,633 shares)A	$ 32.17

Class C: Net Asset Value and offering price per share ($257,858,700 ÷ 8,051,186 shares)A	$ 32.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($292,654,462 ÷ 7,277,101 shares)	$ 40.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Health Care Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 5,217,545
Interest		4
Income from Fidelity Central Funds (including $281,825 from security lending)		301,316
Total income		5,518,865

Expenses
Management fee	$ 5,691,350
Transfer agent fees	2,229,952
Distribution and service plan fees	4,165,648
Accounting and security lending fees	350,304
Custodian fees and expenses	59,662
Independent trustees' compensation	23,801
Registration fees	130,856
Audit	52,033
Legal	12,425
Miscellaneous	10,985
Total expenses before reductions	12,727,016
Expense reductions	(50,156)	12,676,860
Net investment income (loss)		(7,157,995)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	181,430,864
Foreign currency transactions	12,331
Total net realized gain (loss)		181,443,195
Change in net unrealized appreciation (depreciation) on: Investment securities	110,914,093
Assets and liabilities in foreign currencies	2,020
Total change in net unrealized appreciation (depreciation)		110,916,113
Net gain (loss)		292,359,308
Net increase (decrease) in net assets resulting from operations		$ 285,201,313

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,157,995)	$ (1,047,566)
Net realized gain (loss)	181,443,195	65,048,667
Change in net unrealized appreciation (depreciation)	110,916,113	144,188,245
Net increase (decrease) in net assets resulting from operations	285,201,313	208,189,346
Distributions to shareholders from net realized gain	(91,415,211)	(53,403,217)
Share transactions - net increase (decrease)	462,114,251	98,074,235
Redemption fees	59,322	6,876
Total increase (decrease) in net assets	655,959,675	252,867,240

Net Assets
Beginning of period	738,925,870	486,058,630
End of period (including accumulated net investment loss of $4,464,030 and accumulated net investment loss of $1,170,069, respectively)	$ 1,394,885,545	$ 738,925,870

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 31.29	$ 24.35	$ 25.60	$ 19.01	$ 17.15
Income from Investment Operations
Net investment income (loss) C	(.18)	- G	(.04)	(.10)	(.07)
Net realized and unrealized gain (loss)	10.13	9.53	1.43	6.69	1.93
Total from investment operations	9.95	9.53	1.39	6.59	1.86
Distributions from net realized gain	(3.52)	(2.59)	(2.64)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 37.72	$ 31.29	$ 24.35	$ 25.60	$ 19.01
Total ReturnA, B	34.79%	42.77%	7.58%	34.67%	10.85%
Ratios to Average Net Assets D, F
Expenses before reductions	1.08%	1.14%	1.19%	1.19%	1.22%
Expenses net of fee waivers, if any	1.08%	1.14%	1.19%	1.19%	1.22%
Expenses net of all reductions	1.07%	1.13%	1.18%	1.18%	1.21%
Net investment income (loss)	(.54)%	(.01)%	(.18)%	(.43)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 613,995	$ 365,416	$ 233,188	$ 224,704	$ 179,586
Portfolio turnover rateE	111%	92%	124%	125%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.91	$ 23.42	$ 24.80	$ 18.46	$ 16.69
Income from Investment Operations
Net investment income (loss) C	(.26)	(.07)	(.09)	(.16)	(.12)
Net realized and unrealized gain (loss)	9.67	9.13	1.35	6.50	1.89
Total from investment operations	9.41	9.06	1.26	6.34	1.77
Distributions from net realized gain	(3.45)	(2.57)	(2.64)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 35.87	$ 29.91	$ 23.42	$ 24.80	$ 18.46
Total ReturnA, B	34.49%	42.39%	7.27%	34.34%	10.61%
Ratios to Average Net Assets D, F
Expenses before reductions	1.34%	1.39%	1.43%	1.44%	1.47%
Expenses net of fee waivers, if any	1.34%	1.39%	1.43%	1.44%	1.47%
Expenses net of all reductions	1.34%	1.38%	1.43%	1.43%	1.46%
Net investment income (loss)	(.80)%	(.26)%	(.42)%	(.69)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 216,973	$ 158,611	$ 117,969	$ 123,606	$ 100,883
Portfolio turnover rateE	111%	92%	124%	125%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 27.16	$ 21.55	$ 23.15	$ 17.32	$ 15.74
Income from Investment Operations
Net investment income (loss) C	(.40)	(.18)	(.19)	(.25)	(.20)
Net realized and unrealized gain (loss)	8.71	8.31	1.23	6.08	1.78
Total from investment operations	8.31	8.13	1.04	5.83	1.58
Distributions from net realized gain	(3.30)	(2.52)	(2.64)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 32.17	$ 27.16	$ 21.55	$ 23.15	$ 17.32
Total ReturnA, B	33.72%	41.61%	6.78%	33.66%	10.04%
Ratios to Average Net Assets D, F
Expenses before reductions	1.91%	1.93%	1.94%	1.94%	1.97%
Expenses net of fee waivers, if any	1.91%	1.93%	1.94%	1.94%	1.97%
Expenses net of all reductions	1.90%	1.91%	1.93%	1.93%	1.96%
Net investment income (loss)	(1.37)%	(.80)%	(.93)%	(1.19)%	(1.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,405	$ 14,517	$ 15,403	$ 20,365	$ 23,543
Portfolio turnover rateE	111%	92%	124%	125%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 27.11	$ 21.51	$ 23.11	$ 17.29	$ 15.70
Income from Investment Operations
Net investment income (loss) C	(.38)	(.17)	(.18)	(.24)	(.19)
Net realized and unrealized gain (loss)	8.68	8.31	1.22	6.06	1.78
Total from investment operations	8.30	8.14	1.04	5.82	1.59
Distributions from net realized gain	(3.38)	(2.54)	(2.64)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 32.03	$ 27.11	$ 21.51	$ 23.11	$ 17.29
Total ReturnA, B	33.83%	41.74%	6.80%	33.66%	10.13%
Ratios to Average Net Assets D, F
Expenses before reductions	1.83%	1.87%	1.90%	1.90%	1.94%
Expenses net of fee waivers, if any	1.83%	1.87%	1.90%	1.90%	1.94%
Expenses net of all reductions	1.82%	1.85%	1.89%	1.89%	1.93%
Net investment income (loss)	(1.29)%	(.74)%	(.89)%	(1.15)%	(1.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 257,859	$ 125,965	$ 78,763	$ 77,749	$ 60,861
Portfolio turnover rateE	111%	92%	124%	125%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 33.12	$ 25.60	$ 26.69	$ 19.77	$ 17.78
Income from Investment Operations
Net investment income (loss) B	(.10)	.07	.03	(.03)	(.02)
Net realized and unrealized gain (loss)	10.80	10.07	1.52	6.95	2.01
Total from investment operations	10.70	10.14	1.55	6.92	1.99
Distributions from net realized gain	(3.60)	(2.62)	(2.64)	-	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 40.22	$ 33.12	$ 25.60	$ 26.69	$ 19.77
Total ReturnA	35.21%	43.12%	7.91%	35.00%	11.19%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.87%	.89%	.89%	.96%
Expenses net of fee waivers, if any	.81%	.87%	.89%	.89%	.96%
Expenses net of all reductions	.81%	.85%	.88%	.88%	.95%
Net investment income (loss)	(.27)%	.26%	.12%	(.13)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 292,654	$ 74,417	$ 40,737	$ 45,243	$ 14,172
Portfolio turnover rateD	111%	92%	124%	125%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (Select Co) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 348,227,417
Gross unrealized depreciation	(26,094,106)
Net unrealized appreciation (depreciation) on securities	$ 322,133,311

Tax Cost	$ 1,096,796,573

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 31,365,366
Undistributed long-term capital gain	$ 89,570,197
Net unrealized appreciation (depreciation) on securities and other investments	$ 322,133,219

The Fund intends to elect to defer to its next fiscal year $4,464,013 of ordinary losses recognized during the period January 1, 2014 to July 31, 2014.

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 26,242,071	$ 1,722,659
Long-term Capital Gains	65,173,140	51,680,558
Total	$ 91,415,211	$ 53,403,217

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,473,905,468 and $1,133,492,004, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,205,538	$ 20,184
Class T	.25%	.25%	951,294	3,110
Class B	.75%	.25%	142,623	107,354
Class C	.75%	.25%	1,866,193	501,935
			$ 4,165,648	$ 632,583

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 380,868
Class T	51,075
Class B*	9,283
Class C *	21,053
$ 462,279

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,039,016.22
Class T	429,879.23
Class B	41,545.29
Class C	399,920.21
Institutional Class	319,592.20
	$ 2,229,952

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15,471 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,642 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $281,825. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $50,102 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $54.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net realized gain
Class A	$ 43,930,276	$ 25,387,002
Class T	18,842,643	13,085,534
Class B	1,694,148	1,715,002
Class C	17,484,352	9,051,114
Institutional Class	9,463,792	4,164,565
Total	$ 91,415,211	$ 53,403,217

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	7,083,573	3,549,260	$ 246,500,176	$ 93,836,372
Reinvestment of distributions	1,286,052	942,761	39,516,716	22,474,621
Shares redeemed	(3,773,574)	(2,389,171)	(131,027,775)	(61,582,185)
Net increase (decrease)	4,596,051	2,102,850	$ 154,989,117	$ 54,728,808
Class T
Shares sold	1,019,177	680,868	$ 33,380,934	$ 17,081,065
Reinvestment of distributions	618,886	547,411	18,107,896	12,508,788
Shares redeemed	(891,508)	(963,078)	(29,012,294)	(23,759,625)
Net increase (decrease)	746,555	265,201	$ 22,476,536	$ 5,830,228
Class B
Shares sold	52,714	53,093	$ 1,492,321	$ 1,227,477
Reinvestment of distributions	57,285	72,420	1,511,205	1,510,947
Shares redeemed	(227,802)	(305,905)	(6,589,471)	(6,859,622)
Net increase (decrease)	(117,803)	(180,392)	$ (3,585,945)	$ (4,121,198)
Class C
Shares sold	3,765,135	1,458,495	$ 111,711,536	$ 33,813,707
Reinvestment of distributions	567,385	363,077	14,940,641	7,555,835
Shares redeemed	(928,018)	(836,253)	(27,242,442)	(18,706,199)
Net increase (decrease)	3,404,502	985,319	$ 99,409,735	$ 22,663,343
Institutional Class
Shares sold	6,450,084	1,149,859	$ 241,929,933	$ 32,276,173
Reinvestment of distributions	259,255	148,348	8,481,841	3,734,787
Shares redeemed	(1,678,853)	(643,078)	(61,586,966)	(17,037,906)
Net increase (decrease)	5,030,486	655,129	$ 188,824,808	$ 18,973,054

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Industrials Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)C	6.05%	17.44%	10.84%
Class T (incl. 3.50% sales charge)C	8.34%	17.70%	10.83%
Class B (incl. contingent deferred sales charge) A, C	6.64%	17.70%	10.89%
Class C (incl. contingent deferred sales charge) B, C	10.71%	17.96%	10.67%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Industrials Fund was named Fidelity Advisor Cyclical Industries Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Industrials Fund - Class A on July 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Industrials Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Industrials Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 12.52%, 12.27%, 11.64% and 11.71%, respectively (excluding sales charges), trailing the 16.37% gain of the MSCI U.S. IMI Industrials 25-50 Index and also lagging the S&P 500®. During the period, the MSCI sector index was lifted by robust performance in airlines, construction machinery & heavy trucks, and aerospace & defense, while industrial conglomerates lagged. The fund missed out by not owning three strong-performing defense contractors in the MSCI index: Lockheed Martin, the fund's biggest relative detractor, Raytheon and Northrop Grumman. Despite shrinking orders and backlogs, these contractors were able to postpone their day of reckoning by carefully managing costs and aggressively returning capital to shareholders. We were also hurt by overweighting the lagging stock of United Technologies, the fund's largest position and an aerospace & defense company I liked because of its management team and diversified portfolio of businesses. Two aerospace & defense stocks I bought during the period, index components Boeing and General Dynamics, were both detractors from relative performance because the fund didn't own them earlier in the period when their stocks were rising. I built Boeing into the fund's third-largest holding by period end. Unfortunately, this stock's price declined modestly during the remainder of the period. Not owning strong-performing MSCI index component Southwest Airlines further held back our relative results, while Delta Air Lines was a relative detractor because I missed much of this stock's advance earlier in the period. Conversely, the top relative contributor was an out-of-benchmark stake in Golar LNG, a provider of shipping for liquefied natural gas (LNG) and a leader in the development of floating LNG facilities. Overweighting media research firm Nielsen Holdings also paid off, as did a large overweighting in Manitowoc, a manufacturer of cranes and food service equipment. American Airlines Group was the fund's seventh-largest relative contributor. American and Delta were purchased early in 2014.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Industrials Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.08%
Actual		$ 1,000.00	$ 1,015.70	$ 5.40
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.41
Class T	1.33%
Actual		$ 1,000.00	$ 1,014.50	$ 6.64
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 6.66
Class B	1.86%
Actual		$ 1,000.00	$ 1,011.90	$ 9.28
HypotheticalA		$ 1,000.00	$ 1,015.57	$ 9.30
Class C	1.82%
Actual		$ 1,000.00	$ 1,011.90	$ 9.08
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Institutional Class	.81%
Actual		$ 1,000.00	$ 1,016.90	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Industrials Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	6.2	7.5
Danaher Corp.	5.8	5.1
The Boeing Co.	5.0	0.0
Union Pacific Corp.	4.9	4.4
FedEx Corp.	4.2	3.7
Caterpillar, Inc.	4.1	3.8
Honeywell International, Inc.	4.0	3.9
General Electric Co.	3.8	6.9
Dun & Bradstreet Corp.	2.9	1.5
Emerson Electric Co.	2.7	2.2
	43.6
Top Industries (% of fund's net assets)
As of July 31, 2014
Aerospace & Defense	22.3%
Machinery	17.2%
Electrical Equipment	9.7%
Industrial Conglomerates	9.6%
Professional Services	9.2%
All Others*	32.0%

As of January 31, 2014
Machinery	24.8%
Aerospace & Defense	17.8%
Industrial Conglomerates	12.0%
Electrical Equipment	8.9%
Professional Services	8.4%
All Others*	28.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Industrials Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
AEROSPACE & DEFENSE - 22.3%
Aerospace & Defense - 22.3%
Alliant Techsystems, Inc.	98,494	$ 12,797,324
General Dynamics Corp.	191,862	22,403,726
Honeywell International, Inc.	380,033	34,898,430
L-3 Communications Holdings, Inc.	50,200	5,268,992
Meggitt PLC	374,741	3,217,154
Teledyne Technologies, Inc. (a)	79,973	7,293,538
Textron, Inc.	281,478	10,237,355
The Boeing Co.	359,929	43,364,246
United Technologies Corp.	519,651	54,641,303
		194,122,068
AIR FREIGHT & LOGISTICS - 4.2%
Air Freight & Logistics - 4.2%
FedEx Corp.	252,188	37,041,373
AIRLINES - 3.9%
Airlines - 3.9%
American Airlines Group, Inc.	377,332	14,659,348
Delta Air Lines, Inc.	512,600	19,201,996
		33,861,344
AUTO COMPONENTS - 1.0%
Auto Parts & Equipment - 1.0%
Johnson Controls, Inc.	184,576	8,719,370
BUILDING PRODUCTS - 2.5%
Building Products - 2.5%
A.O. Smith Corp.	314,842	14,703,121
Lennox International, Inc.	86,204	7,354,925
		22,058,046
COMMERCIAL SERVICES & SUPPLIES - 2.9%
Diversified Support Services - 1.0%
KAR Auction Services, Inc.	306,700	8,989,377
Environmental & Facility Services - 1.4%
Waste Connections, Inc.	245,700	11,631,438
Office Services & Supplies - 0.5%
West Corp.	165,300	4,259,781
TOTAL COMMERCIAL SERVICES & SUPPLIES		24,880,596
CONSTRUCTION & ENGINEERING - 4.1%
Construction & Engineering - 4.1%
EMCOR Group, Inc.	232,941	9,534,275
Jacobs Engineering Group, Inc. (a)	215,600	10,954,636
MasTec, Inc. (a)	316,804	8,613,901
Tutor Perini Corp. (a)	257,535	7,012,678
		36,115,490
ELECTRICAL EQUIPMENT - 9.7%
Electrical Components & Equipment - 8.8%
Eaton Corp. PLC	321,260	21,819,979

	Shares	Value
Emerson Electric Co.	363,253	$ 23,121,053
EnerSys	83,300	5,283,719
Generac Holdings, Inc. (a)(d)	107,744	4,676,090
Hubbell, Inc. Class B	71,426	8,352,556
Rockwell Automation, Inc.	118,345	13,214,403
		76,467,800
Heavy Electrical Equipment - 0.9%
Babcock & Wilcox Co.	253,600	7,871,744
TOTAL ELECTRICAL EQUIPMENT		84,339,544
ENERGY EQUIPMENT & SERVICES - 0.4%
Oil & Gas Equipment & Services - 0.4%
Aspen Aerogels, Inc. (a)	389,214	3,152,633
INDUSTRIAL CONGLOMERATES - 9.6%
Industrial Conglomerates - 9.6%
Danaher Corp.	680,632	50,285,092
General Electric Co.	1,328,648	33,415,497
		83,700,589
MACHINERY - 17.2%
Agricultural & Farm Machinery - 1.3%
Deere & Co.	129,950	11,060,045
Construction Machinery & Heavy Trucks - 9.0%
Caterpillar, Inc.	359,053	36,174,590
Cummins, Inc.	126,309	17,606,212
Manitowoc Co., Inc.	740,156	19,658,543
Wabtec Corp.	63,405	5,115,515
		78,554,860
Industrial Machinery - 6.9%
Crane Co.	80,500	5,523,105
Dover Corp.	110,921	9,512,585
Global Brass & Copper Holdings, Inc.	106,540	1,617,277
Hyster-Yale Materials Handling Class A	28,800	2,306,880
IDEX Corp.	87,529	6,636,449
Pall Corp.	136,016	10,537,160
Timken Co.	104,707	4,638,520
Valmont Industries, Inc. (d)	135,009	19,661,361
		60,433,337
TOTAL MACHINERY		150,048,242
OIL, GAS & CONSUMABLE FUELS - 2.1%
Oil & Gas Storage & Transport - 2.1%
Golar LNG Ltd. (d)	176,800	10,892,648
Scorpio Tankers, Inc.	836,675	7,856,378
		18,749,026
PROFESSIONAL SERVICES - 9.2%
Human Resource & Employment Services - 2.2%
Towers Watson & Co.	190,184	19,402,572
Research & Consulting Services - 7.0%
CRA International, Inc. (a)	92,701	2,213,700
Common Stocks - continued
	Shares	Value
PROFESSIONAL SERVICES - CONTINUED
Research & Consulting Services - continued
Dun & Bradstreet Corp.	225,696	$ 24,833,331
Huron Consulting Group, Inc. (a)	178,620	10,795,793
Nielsen Holdings B.V.	254,012	11,712,493
Verisk Analytics, Inc. (a)	190,644	11,446,266
		61,001,583
TOTAL PROFESSIONAL SERVICES		80,404,155
ROAD & RAIL - 7.2%
Railroads - 4.9%
Union Pacific Corp.	433,228	42,590,645
Trucking - 2.3%
J.B. Hunt Transport Services, Inc.	263,381	20,348,816
TOTAL ROAD & RAIL		62,939,461
TRADING COMPANIES & DISTRIBUTORS - 1.8%
Trading Companies & Distributors - 1.8%
W.W. Grainger, Inc.	41,194	9,686,769
WESCO International, Inc. (a)	71,120	5,582,209
		15,268,978
TOTAL COMMON STOCKS (Cost $723,710,324)		855,400,915
Money Market Funds - 4.1%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	13,177,520	$ 13,177,520
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	22,817,564	22,817,564
TOTAL MONEY MARKET FUNDS (Cost $35,995,084)		35,995,084
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $759,705,408)		891,395,999
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(19,080,650)
NET ASSETS - 100%		$ 872,315,349
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 11,987
Fidelity Securities Lending Cash Central Fund	23,336
Total	$ 35,323
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 855,400,915	$ 852,248,282	$ 3,152,633	$ -
Money Market Funds	35,995,084	35,995,084	-	-
Total Investments in Securities:	$ 891,395,999	$ 888,243,366	$ 3,152,633	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Industrials Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $21,755,840) - See accompanying schedule: Unaffiliated issuers (cost $723,710,324)	$ 855,400,915
Fidelity Central Funds (cost $35,995,084)	35,995,084
Total Investments (cost $759,705,408)		$ 891,395,999
Cash		104,679
Receivable for investments sold		18,056,455
Receivable for fund shares sold		2,022,472
Dividends receivable		823,574
Distributions receivable from Fidelity Central Funds		10,246
Other receivables		5,180
Total assets		912,418,605

Liabilities
Payable for investments purchased	$ 11,351,860
Payable for fund shares redeemed	4,997,274
Accrued management fee	418,920
Distribution and service plan fees payable	264,104
Other affiliated payables	180,622
Other payables and accrued expenses	72,912
Collateral on securities loaned, at value	22,817,564
Total liabilities		40,103,256

Net Assets		$ 872,315,349
Net Assets consist of:
Paid in capital		$ 691,165,665
Undistributed net investment income		853,887
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		48,604,718
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		131,691,079
Net Assets		$ 872,315,349

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($378,826,326 ÷ 10,260,538 shares)	$ 36.92

Maximum offering price per share (100/94.25 of $36.92)	$ 39.17
Class T: Net Asset Value and redemption price per share ($90,509,086 ÷ 2,494,337 shares)	$ 36.29

Maximum offering price per share (100/96.50 of $36.29)	$ 37.61
Class B: Net Asset Value and offering price per share ($12,459,375 ÷ 366,263 shares)A	$ 34.02

Class C: Net Asset Value and offering price per share ($147,748,523 ÷ 4,328,952 shares)A	$ 34.13

Institutional Class: Net Asset Value, offering price and redemption price per share ($242,772,039 ÷ 6,318,312 shares)	$ 38.42

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 10,749,313
Interest		181,995
Income from Fidelity Central Funds		35,323
Total income		10,966,631

Expenses
Management fee	$ 4,166,182
Transfer agent fees	1,607,682
Distribution and service plan fees	2,751,687
Accounting and security lending fees	265,537
Custodian fees and expenses	26,698
Independent trustees' compensation	17,623
Registration fees	136,709
Audit	50,777
Legal	9,103
Miscellaneous	8,593
Total expenses before reductions	9,040,591
Expense reductions	(22,773)	9,017,818
Net investment income (loss)		1,948,813
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	62,723,049
Foreign currency transactions	(3,302)
Total net realized gain (loss)		62,719,747
Change in net unrealized appreciation (depreciation) on: Investment securities	7,086,272
Assets and liabilities in foreign currencies	284
Total change in net unrealized appreciation (depreciation)		7,086,556
Net gain (loss)		69,806,303
Net increase (decrease) in net assets resulting from operations		$ 71,755,116

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,948,813	$ 2,656,191
Net realized gain (loss)	62,719,747	38,246,997
Change in net unrealized appreciation (depreciation)	7,086,556	82,647,313
Net increase (decrease) in net assets resulting from operations	71,755,116	123,550,501
Distributions to shareholders from net investment income	(2,130,491)	(2,791,779)
Distributions to shareholders from net realized gain	(26,777,623)	-
Total distributions	(28,908,114)	(2,791,779)
Share transactions - net increase (decrease)	286,586,081	36,897,765
Redemption fees	23,406	13,370
Total increase (decrease) in net assets	329,456,489	157,669,857

Net Assets
Beginning of period	542,858,860	385,189,003
End of period (including undistributed net investment income of $853,887 and undistributed net investment income of $768,614, respectively)	$ 872,315,349	$ 542,858,860

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 34.50	$ 26.18	$ 25.73	$ 21.54	$ 16.87
Income from Investment Operations
Net investment income (loss) C	.13	.23	.20	.09	.06
Net realized and unrealized gain (loss)	4.01	8.33	.61	4.13	4.68
Total from investment operations	4.14	8.56	.81	4.22	4.74
Distributions from net investment income	(.15)	(.24)	(.11)	(.03)	(.07)
Distributions from net realized gain	(1.58)	-	(.25)	-	-
Total distributions	(1.72) H	(.24)	(.36)	(.03)	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 36.92	$ 34.50	$ 26.18	$ 25.73	$ 21.54
Total ReturnA, B	12.52%	32.92%	3.42%	19.59%	28.13%
Ratios to Average Net Assets D, F
Expenses before reductions	1.09%	1.11%	1.14%	1.13%	1.18%
Expenses net of fee waivers, if any	1.09%	1.11%	1.14%	1.13%	1.18%
Expenses net of all reductions	1.09%	1.11%	1.14%	1.13%	1.17%
Net investment income (loss)	.37%	.77%	.80%	.36%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,826	$ 271,512	$ 192,038	$ 228,106	$ 165,029
Portfolio turnover rateE	57%	78%	82%	75%	110%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.72 per share is comprised of distributions from net investment income of $.146 and distributions from net realized gain of $1.577 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 33.93	$ 25.75	$ 25.33	$ 21.24	$ 16.64
Income from Investment Operations
Net investment income (loss) C	.04	.15	.13	.03	.01
Net realized and unrealized gain (loss)	3.95	8.20	.61	4.07	4.61
Total from investment operations	3.99	8.35	.74	4.10	4.62
Distributions from net investment income	(.06)	(.17)	(.07)	(.01)	(.02)
Distributions from net realized gain	(1.58)	-	(.25)	-	-
Total distributions	(1.63) H	(.17)	(.32)	(.01)	(.02)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 36.29	$ 33.93	$ 25.75	$ 25.33	$ 21.24
Total ReturnA, B	12.27%	32.60%	3.15%	19.28%	27.80%
Ratios to Average Net Assets D, F
Expenses before reductions	1.33%	1.37%	1.40%	1.39%	1.44%
Expenses net of fee waivers, if any	1.33%	1.37%	1.40%	1.39%	1.44%
Expenses net of all reductions	1.33%	1.36%	1.39%	1.38%	1.43%
Net investment income (loss)	.12%	.52%	.54%	.10%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,509	$ 79,172	$ 63,954	$ 71,542	$ 58,202
Portfolio turnover rateE	57%	78%	82%	75%	110%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.63 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $1.577 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 31.97	$ 24.29	$ 23.99	$ 20.22	$ 15.90
Income from Investment Operations
Net investment income (loss) C	(.14)	(.01)	- H	(.11)	(.09)
Net realized and unrealized gain (loss)	3.71	7.74	.57	3.88	4.41
Total from investment operations	3.57	7.73	.57	3.77	4.32
Distributions from net investment income	-	(.05)	(.02)	-	-
Distributions from net realized gain	(1.52)	-	(.25)	-	-
Total distributions	(1.52)	(.05)	(.27)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 34.02	$ 31.97	$ 24.29	$ 23.99	$ 20.22
Total ReturnA, B	11.64%	31.87%	2.59%	18.64%	27.17%
Ratios to Average Net Assets D, G
Expenses before reductions	1.88%	1.92%	1.94%	1.93%	1.97%
Expenses net of fee waivers, if any	1.88%	1.92%	1.94%	1.93%	1.97%
Expenses net of all reductions	1.87%	1.91%	1.94%	1.93%	1.97%
Net investment income (loss)	(.42)%	(.04)%	-% F	(.44)%	(.48)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,459	$ 17,502	$ 20,058	$ 28,600	$ 29,048
Portfolio turnover rateE	57%	78%	82%	75%	110%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 32.08	$ 24.38	$ 24.07	$ 20.28	$ 15.94
Income from Investment Operations
Net investment income (loss) C	(.13)	.01	.01	(.09)	(.08)
Net realized and unrealized gain (loss)	3.73	7.75	.58	3.88	4.42
Total from investment operations	3.60	7.76	.59	3.79	4.34
Distributions from net investment income	-	(.06)	(.03)	-	-
Distributions from net realized gain	(1.55)	-	(.25)	-	-
Total distributions	(1.55)	(.06)	(.28)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 34.13	$ 32.08	$ 24.38	$ 24.07	$ 20.28
Total ReturnA, B	11.71%	31.90%	2.67%	18.69%	27.23%
Ratios to Average Net Assets D, F
Expenses before reductions	1.83%	1.87%	1.89%	1.89%	1.93%
Expenses net of fee waivers, if any	1.83%	1.87%	1.89%	1.89%	1.93%
Expenses net of all reductions	1.83%	1.86%	1.88%	1.88%	1.92%
Net investment income (loss)	(.38)%	.02%	.05%	(.40)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 147,749	$ 89,893	$ 66,289	$ 72,673	$ 51,760
Portfolio turnover rateE	57%	78%	82%	75%	110%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 35.83	$ 27.18	$ 26.69	$ 22.30	$ 17.45
Income from Investment Operations
Net investment income (loss) B	.25	.33	.28	.17	.13
Net realized and unrealized gain (loss)	4.16	8.64	.63	4.28	4.83
Total from investment operations	4.41	8.97	.91	4.45	4.96
Distributions from net investment income	(.24)	(.32)	(.17)	(.06)	(.11)
Distributions from net realized gain	(1.58)	-	(.25)	-	-
Total distributions	(1.82)	(.32)	(.42)	(.06)	(.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 38.42	$ 35.83	$ 27.18	$ 26.69	$ 22.30
Total ReturnA	12.82%	33.28%	3.72%	19.95%	28.52%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.84%	.85%	.85%	.89%
Expenses net of fee waivers, if any	.81%	.84%	.85%	.85%	.89%
Expenses net of all reductions	.81%	.83%	.85%	.84%	.88%
Net investment income (loss)	.64%	1.04%	1.08%	.65%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 242,772	$ 84,780	$ 42,850	$ 68,323	$ 29,578
Portfolio turnover rateD	57%	78%	82%	75%	110%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, original issue discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 146,109,784
Gross unrealized depreciation	(16,224,896)
Net unrealized appreciation (depreciation) on securities	$ 129,884,888

Tax Cost	$ 761,511,111

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,380,032
Undistributed long-term capital gain	$ 47,884,277
Net unrealized appreciation (depreciation) on securities and other investments	$ 129,885,376

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 6,372,762	$ 2,791,779
Long-term Capital Gains	22,535,352	-
Total	$ 28,908,114	$ 2,791,779

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $671,449,261 and $419,224,664, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 887,322	$ 12,709
Class T	.25%	.25%	444,818	3,652
Class B	.75%	.25%	155,692	116,923
Class C	.75%	.25%	1,263,855	380,560
			$ 2,751,687	$ 513,844

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 229,224
Class T	26,327
Class B*	9,555
Class C*	15,004
$ 280,110

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 778,043.22
Class T	190,529.21
Class B	39,759.26
Class C	270,482.21
Institutional Class	328,869.19
	$ 1,607,682

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11,936 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,222 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $23,336. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,746 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $27.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ 1,245,229	$ 1,710,170
Class T	134,405	408,593
Class B	-	36,770
Class C	-	160,671
Institutional Class	750,857	475,575
Total	$ 2,130,491	$ 2,791,779
From net realized gain
Class A	$ 13,069,252	$ -
Class T	3,703,526	-
Class B	784,693	-
Class C	4,700,595	-
Institutional Class	4,519,557	-
Total	$ 26,777,623	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	4,772,547	2,574,295	$ 175,272,457	$ 79,657,790
Reinvestment of distributions	371,629	53,714	12,577,496	1,500,721
Shares redeemed	(2,753,437)	(2,093,962)	(102,587,048)	(62,545,427)
Net increase (decrease)	2,390,739	534,047	$ 85,262,905	$ 18,613,084
Class T
Shares sold	488,031	353,347	$ 17,620,607	$ 10,754,227
Reinvestment of distributions	111,368	14,180	3,695,039	390,674
Shares redeemed	(438,393)	(517,661)	(15,778,298)	(15,034,025)
Net increase (decrease)	161,006	(150,134)	$ 5,537,348	$ (3,889,124)
Class B
Shares sold	23,437	24,479	$ 779,028	$ 701,454
Reinvestment of distributions	20,842	1,145	646,413	30,226
Shares redeemed	(225,514)	(303,898)	(7,608,429)	(8,464,475)
Net increase (decrease)	(181,235)	(278,274)	$ (6,182,988)	$ (7,732,795)
Class C
Shares sold	2,035,151	682,170	$ 69,252,170	$ 19,951,920
Reinvestment of distributions	122,955	5,091	3,851,644	134,814
Shares redeemed	(631,000)	(604,905)	(21,673,420)	(16,678,512)
Net increase (decrease)	1,527,106	82,356	$ 51,430,394	$ 3,408,222
Institutional Class
Shares sold	5,450,475	1,667,388	$ 209,069,151	$ 53,671,489
Reinvestment of distributions	116,471	12,331	4,133,979	356,365
Shares redeemed	(1,614,908)	(890,195)	(62,664,708)	(27,529,476)
Net increase (decrease)	3,952,038	789,524	$ 150,538,422	$ 26,498,378

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Technology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	15.13%	16.52%	9.49%
Class T (incl. 3.50% sales charge)	17.62%	16.78%	9.47%
Class B (incl. contingent deferred sales charge) A	16.21%	16.81%	9.56%
Class C (incl. contingent deferred sales charge) B	20.31%	17.04%	9.32%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class A on July 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Technology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Charlie Chai, Portfolio Manager of Fidelity Advisor® Technology Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 22.15%, 21.89%, 21.21% and 21.31%, respectively (excluding sales charges), trailing the 26.28% gain of the MSCI U.S. IMI Information Technology 25-50 Index but topping the S&P 500®. Strong results in a variety of technology subsectors - notably, technology hardware, storage & peripherals - enabled the MSCI sector index to outpace the S&P 500® by a healthy margin. Versus the MSCI index, a rotation from growth to value stocks in March and April hurt many of the smaller-cap growth shares owned by the fund. Further, although the MSCI sector index easily outperformed the S&P 500® during the period, the best performance was concentrated in large-caps, as investors in the sector remained somewhat cautious. Consequently, the fund's underexposure to large-caps hampered performance. A resurgence of personal computer-related stocks in the index also detracted from our relative results. Specifically, the fund was hurt by a large underweighting in operating system software provider Microsoft and no stake in PC chipmaker Intel, the two biggest detractors from the fund's relative performance. An average overweighting in NCR also worked against us. When this maker of ATMs and point-of-sale payment devices missed its sales estimates for the third quarter of 2013, I sold down and eventually eliminated this position in favor of other stocks I thought had more potential. Lastly, the fund's cash position dampened its relative performance. Conversely, although my decision to underweight stocks with more than $100 billion in market capitalization hurt our relative results, security selection in this group was a positive. In particular, largely avoiding IT consulting heavyweight IBM was timely, as the share price of this slow-growing index component struggled around the break-even mark during the period. The fund did not hold IBM at period end. One theme that paid off for the fund during the period was mobile messaging. A contributor here was South Korea-based NAVER, which I built into a major position. Another important mobile messaging player that contributed was China's Tencent Holdings, with its WeChat application, which combines instant messaging and social networking capabilities. Tencent was buoyed partly by a five-for-one stock split in May, and I sold some of the position to lock in profits, as I thought the upside potential elsewhere might be better. NAVER and Tencent were non-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.12%
Actual		$ 1,000.00	$ 1,057.50	$ 5.71
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61
Class T	1.37%
Actual		$ 1,000.00	$ 1,056.40	$ 6.99
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 6.85
Class B	1.91%
Actual		$ 1,000.00	$ 1,053.30	$ 9.72
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Class C	1.86%
Actual		$ 1,000.00	$ 1,053.70	$ 9.47
HypotheticalA		$ 1,000.00	$ 1,015.57	$ 9.30
Institutional Class	.82%
Actual		$ 1,000.00	$ 1,059.00	$ 4.19
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Technology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	13.6	4.5
Google, Inc. Class C	4.9	0.0
Google, Inc. Class A	4.4	10.4
Microsoft Corp.	4.3	4.6
Facebook, Inc. Class A	3.7	4.6
Fidelity National Information Services, Inc.	2.6	2.4
NAVER Corp.	2.5	2.5
Yahoo!, Inc.	2.3	5.3
Baidu.com, Inc. sponsored ADR	2.0	0.0
Ctrip.com International Ltd. sponsored ADR	1.5	0.1
	41.8
Top Industries (% of fund's net assets)
As of July 31, 2014
Internet Software & Services	27.7%
Software	17.2%
Technology Hardware, Storage & Peripherals	17.1%
Semiconductors & Semiconductor Equipment	9.9%
IT Services	8.9%
All Others*	19.2%

As of January 31, 2014
Internet Software & Services	32.2%
Software	18.6%
IT Services	12.5%
Semiconductors & Semiconductor Equipment	9.1%
Computers & Peripherals	8.0%
All Others*	19.6%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Technology Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
AUTOMOBILES - 0.5%
Automobile Manufacturers - 0.5%
Tesla Motors, Inc. (a)	24,809	$ 5,539,850
COMMUNICATIONS EQUIPMENT - 3.9%
Communications Equipment - 3.9%
ADVA Optical Networking SE (a)	151,224	562,535
F5 Networks, Inc. (a)	32,443	3,652,757
Ixia (a)	203,925	2,181,998
Juniper Networks, Inc.	330,666	7,783,878
Palo Alto Networks, Inc. (a)	21,900	1,770,834
Procera Networks, Inc. (a)	19,700	197,197
QUALCOMM, Inc.	158,000	11,644,600
Radware Ltd. (a)	235,510	3,860,009
Riverbed Technology, Inc. (a)	328,955	5,888,295
Sandvine Corp. (U.K.) (a)(f)	278,700	915,069
Sonus Networks, Inc. (a)	713,653	2,519,195
Spirent Communications PLC	2,996,468	5,205,646
		46,182,013
CONSTRUCTION MATERIALS - 0.0%
Construction Materials - 0.0%
Universal Cement Corp.	371,280	359,073
DIVERSIFIED CONSUMER SERVICES - 0.2%
Education Services - 0.0%
TAL Education Group ADR (a)	19,600	577,220
Specialized Consumer Services - 0.2%
LifeLock, Inc. (a)	128,967	1,790,062
TOTAL DIVERSIFIED CONSUMER SERVICES		2,367,282
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Alternative Carriers - 0.2%
8x8, Inc. (a)	247,500	1,999,800
ELECTRICAL EQUIPMENT - 0.9%
Electrical Components & Equipment - 0.9%
Acuity Brands, Inc.	79,000	8,474,330
BizLink Holding, Inc.	371,673	1,478,571
BizLink Holding, Inc. rights 9/9/14 (a)	9,301	3,032
Zippy Technology Corp.	300,000	477,591
		10,433,524
ELECTRONIC EQUIPMENT & COMPONENTS - 6.4%
Electronic Components - 3.7%
Alps Electric Co. Ltd.	638,400	8,861,022
Delta Electronics, Inc.	430,000	2,914,993
Iljin Materials Co. Ltd. (a)	8,820	88,446
InvenSense, Inc. (a)(d)	354,526	8,157,643
Largan Precision Co. Ltd.	68,000	5,211,438
Ledlink Optics, Inc.	586,118	1,135,849
LG Innotek Co. Ltd. (a)	8,541	1,034,079
OMRON Corp.	119,900	5,317,894

	Shares	Value
Samsung SDI Co. Ltd.	1,973	$ 303,760
Sapphire Technology Co. Ltd. (a)	10,342	312,531
Sunny Optical Technology Group Co. Ltd. (d)	3,146,000	4,137,588
Yageo Corp.	9,150,000	6,158,231
Yaskawa Electric Corp.	37,000	482,212
		44,115,686
Electronic Equipment & Instruments - 1.2%
Chroma ATE, Inc.	1,253,683	3,314,619
DynaColor, Inc.	178,000	439,843
FEI Co.	3,300	252,780
PAX Global Technology Ltd. (a)	3,389,000	2,597,816
Posiflex Technologies, Inc.	20,100	121,525
TPK Holding Co. Ltd.	1,138,000	7,126,163
		13,852,746
Electronic Manufacturing Services - 1.1%
AIC, Inc.	87,000	507,623
Merry Electronics Co. Ltd.	222,000	1,103,191
TE Connectivity Ltd.	78,529	4,860,160
Trimble Navigation Ltd. (a)	230,796	7,131,596
		13,602,570
Technology Distributors - 0.4%
Digital China Holdings Ltd. (H Shares)	4,302,000	4,233,946
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		75,804,948
HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
Health Care Equipment - 0.3%
Intai Technology Corp.	439,000	2,441,811
PW Medtech Group Ltd. (a)	946,000	492,014
		2,933,825
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Managed Health Care - 0.0%
Healthequity, Inc. (a)	3,000	52,800
HEALTH CARE TECHNOLOGY - 1.3%
Health Care Technology - 1.3%
athenahealth, Inc. (a)(d)	36,494	4,539,854
M3, Inc.	222,100	3,584,682
Medidata Solutions, Inc. (a)	165,900	7,438,956
		15,563,492
HOUSEHOLD DURABLES - 0.1%
Consumer Electronics - 0.0%
Skyworth Digital Holdings Ltd.	862,000	425,486
Housewares & Specialties - 0.1%
Cuckoo Electronics Co. Ltd.	5,068	487,080
TOTAL HOUSEHOLD DURABLES		912,566
INTERNET & CATALOG RETAIL - 1.7%
Internet Retail - 1.7%
Cogobuy Group (a)	2,292,000	1,137,774
Common Stocks - continued
	Shares	Value
INTERNET & CATALOG RETAIL - CONTINUED
Internet Retail - continued
Ctrip.com International Ltd. sponsored ADR (a)	281,912	$ 18,050,825
HomeAway, Inc. (a)	99	3,437
InterPark INT Corp.	2,302	42,144
Jumei International Holding Ltd. sponsored ADR	2,200	62,788
MySale Group PLC	5,700	20,016
RetailMeNot, Inc. (d)	21,800	533,228
TripAdvisor, Inc. (a)	4,748	450,300
		20,300,512
INTERNET SOFTWARE & SERVICES - 27.4%
Internet Software & Services - 27.4%
21Vianet Group, Inc. ADR (a)	129,800	3,612,334
58.com, Inc. ADR (d)	90,400	4,443,160
Addcn Technology Co. Ltd.	7,000	87,005
Amber Road, Inc. (a)	1,000	13,700
Autohome, Inc. ADR Class A	53,900	1,996,995
Baidu.com, Inc. sponsored ADR (a)	109,200	23,592,660
Benefitfocus, Inc. (d)	14,400	554,976
blinkx PLC (a)	241,500	140,665
ChannelAdvisor Corp. (a)	227,092	5,207,220
Constant Contact, Inc. (a)	38,900	1,210,957
Cornerstone OnDemand, Inc. (a)	182,032	7,616,219
Cvent, Inc.	56,808	1,551,426
Demandware, Inc. (a)	29,006	1,747,321
E2open, Inc. (a)(d)	140,926	2,280,183
eGain Communications Corp. (a)	54,950	350,032
Endurance International Group Holdings, Inc. (d)	554,800	7,561,924
Facebook, Inc. Class A (a)	604,011	43,881,399
Google, Inc.:
Class A (a)	89,187	51,688,326
Class C (a)	99,887	57,095,409
Just Dial Ltd. (a)	4,643	127,459
LinkedIn Corp. (a)	33,800	6,105,632
Marketo, Inc. (a)	96,113	2,628,691
Move, Inc. (a)	254,813	3,720,270
NAVER Corp.	41,957	29,954,889
NIC, Inc.	50,508	852,070
Opower, Inc.	34,800	556,800
Q2 Holdings, Inc. (a)	31,300	412,221
Rackspace Hosting, Inc. (a)	36,639	1,109,795
SciQuest, Inc. (a)	59,654	918,075
SouFun Holdings Ltd. ADR	12,200	139,934
TelecityGroup PLC	275,632	3,699,529
Tencent Holdings Ltd.	557,200	9,048,794
Textura Corp. (a)(d)	134,915	3,368,828
Trulia, Inc. (a)	27,700	1,676,681
Twitter, Inc.	114,600	5,178,774
Web.com Group, Inc. (a)	156,586	4,157,358

	Shares	Value
Yahoo!, Inc. (a)	741,804	$ 26,564,001
Yandex NV (a)	115,800	3,506,424
Yelp, Inc. (a)(d)	39,843	2,675,856
YY, Inc. ADR (a)(d)	15,700	1,213,924
		322,247,916
IT SERVICES - 8.9%
Data Processing & Outsourced Services - 7.5%
Alliance Data Systems Corp. (a)	26,000	6,819,540
Computer Sciences Corp.	154,800	9,657,972
DST Systems, Inc.	61,768	5,563,444
Euronet Worldwide, Inc. (a)	26,335	1,317,803
Fidelity National Information Services, Inc.	541,195	30,523,398
Fiserv, Inc. (a)	39,291	2,423,076
Global Payments, Inc.	33,000	2,285,910
MasterCard, Inc. Class A	79,500	5,894,925
NETELLER PLC (a)	819,150	6,264,858
QIWI PLC Class B sponsored ADR (d)	2,600	93,730
Quindell PLC (d)	382,073	1,322,360
Total System Services, Inc.	288,453	9,230,496
Vantiv, Inc. (a)	72,700	2,383,106
Visa, Inc. Class A	19,700	4,156,897
		87,937,515
IT Consulting & Other Services - 1.4%
Cognizant Technology Solutions Corp. Class A (a)	290,794	14,263,446
EPAM Systems, Inc. (a)	39,161	1,513,964
Virtusa Corp. (a)	30,400	950,912
		16,728,322
TOTAL IT SERVICES		104,665,837
LEISURE PRODUCTS - 0.3%
Leisure Products - 0.3%
Bandai Namco Holdings, Inc.	132,500	3,353,418
Sega Sammy Holdings, Inc.	31,100	615,205
		3,968,623
MACHINERY - 0.1%
Industrial Machinery - 0.1%
King Slide Works Co. Ltd.	117,000	1,544,677
MEDIA - 0.4%
Broadcasting - 0.4%
Fuji Media Holdings, Inc.	303,600	4,848,568
Publishing - 0.0%
NEXT Co. Ltd.	41,100	306,753
TOTAL MEDIA		5,155,321
PROFESSIONAL SERVICES - 0.9%
Human Resource & Employment Services - 0.5%
51job, Inc. sponsored ADR (a)	1,900	143,564
Common Stocks - continued
	Shares	Value
PROFESSIONAL SERVICES - CONTINUED
Human Resource & Employment Services - continued
Paylocity Holding Corp. (a)(d)	31,700	$ 621,003
WageWorks, Inc. (a)	115,100	4,804,274
		5,568,841
Research & Consulting Services - 0.4%
ICF International, Inc. (a)	30,400	1,050,928
Verisk Analytics, Inc. (a)	57,968	3,480,399
		4,531,327
TOTAL PROFESSIONAL SERVICES		10,100,168
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.9%
Semiconductor Equipment - 1.6%
Aixtron AG (a)(d)	41,900	565,378
ASM Pacific Technology Ltd.	249,400	2,649,274
Daqo New Energy Corp. ADR (a)(d)	62,622	1,558,035
GCL-Poly Energy Holdings Ltd. (a)	3,419,000	1,103,769
GT Advanced Technologies, Inc. (a)(d)	225,683	3,123,453
Nanometrics, Inc. (a)	8,409	130,844
Rubicon Technology, Inc. (a)(d)	501,267	3,774,541
SMA Solar Technology AG (a)(d)	22,683	615,067
Tessera Technologies, Inc.	197,514	5,018,831
Ultratech, Inc. (a)	9,000	213,120
		18,752,312
Semiconductors - 8.3%
Altera Corp.	67,779	2,217,729
Atmel Corp. (a)	127,400	1,044,680
Audience, Inc. (a)	129,100	1,230,323
Broadcom Corp. Class A	308,522	11,804,052
Capella Microsystems, Inc.	125,000	566,070
Cree, Inc. (a)	84,445	3,988,337
Crystalwise Technology, Inc. (a)	227,371	230,235
EPISTAR Corp.	1,464,000	3,179,729
Fairchild Semiconductor International, Inc. (a)	36,300	552,486
First Solar, Inc. (a)	127,800	8,065,458
Freescale Semiconductor, Inc. (a)	101,399	2,030,008
Genesis Photonics, Inc. (a)	1,979,000	1,502,062
Inphi Corp. (a)	41,993	640,813
Intermolecular, Inc. (a)	349,254	778,836
Intersil Corp. Class A	75,694	971,154
Lextar Electronics Corp.	214,000	210,349
M/A-COM Technology Solutions, Inc. (a)	93,500	1,860,650
Macronix International Co. Ltd. (a)	484,000	124,448
MagnaChip Semiconductor Corp. (a)	125,454	1,757,611
Melexis NV	48,299	2,235,807
Mellanox Technologies Ltd. (a)(d)	135,152	5,629,081
Micrel, Inc.	51,500	538,690
Micron Technology, Inc. (a)	148,400	4,533,620
Monolithic Power Systems, Inc.	99,901	4,119,917
NXP Semiconductors NV (a)	81,286	5,068,182

	Shares	Value
On-Bright Electronics, Inc.	79,000	$ 544,862
Peregrine Semiconductor Corp. (a)	397,203	2,677,148
PixArt Imaging, Inc. (a)	20,000	56,592
PMC-Sierra, Inc. (a)	392,700	2,642,871
Power Integrations, Inc.	31,900	1,717,177
Radiant Opto-Electronics Corp.	636,000	2,635,273
RF Micro Devices, Inc. (a)	205,011	2,287,923
Semiconductor Manufacturing International Corp. (a)	49,268,000	4,531,023
Seoul Semiconductor Co. Ltd.	170,113	4,694,238
Silicon Laboratories, Inc. (a)	36,800	1,498,864
Spansion, Inc. Class A (a)	207,000	3,926,790
SunEdison Semiconductor Ltd.	133,352	2,253,649
SunPower Corp. (a)(d)	39,500	1,450,835
TriQuint Semiconductor, Inc. (a)	128,000	2,301,440
YoungTek Electronics Corp.	34,491	72,154
		98,171,166
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		116,923,478
SOFTWARE - 17.2%
Application Software - 7.5%
Adobe Systems, Inc. (a)	67,116	4,638,387
ANSYS, Inc. (a)	15,575	1,198,341
Aspen Technology, Inc. (a)	88,321	3,836,664
Autodesk, Inc. (a)	130,200	6,946,170
Broadleaf Co. Ltd.	31,300	589,739
BroadSoft, Inc. (a)	183,630	4,480,572
Callidus Software, Inc. (a)	49,400	529,568
Citrix Systems, Inc. (a)	125,915	8,528,223
Concur Technologies, Inc. (a)(d)	156,951	14,590,165
Descartes Systems Group, Inc. (a)	101,500	1,367,483
Guidewire Software, Inc. (a)	208	8,424
Interactive Intelligence Group, Inc. (a)	126,760	5,751,101
Jive Software, Inc. (a)	42,898	339,752
Kingdee International Software Group Co. Ltd. (a)	19,791,800	6,834,387
Linx SA	25,000	595,041
MicroStrategy, Inc. Class A (a)	33,730	4,827,775
MobileIron, Inc.	15,400	138,600
Paycom Software, Inc.	1,000	12,780
PROS Holdings, Inc. (a)	8,633	221,177
Qlik Technologies, Inc. (a)	128,600	3,402,756
salesforce.com, Inc. (a)	297,419	16,134,981
SolarWinds, Inc. (a)	29,133	1,198,532
Splunk, Inc. (a)	27,196	1,278,756
TIBCO Software, Inc. (a)	533	10,287
Ultimate Software Group, Inc. (a)	83	11,198
Workday, Inc. Class A (a)	1,003	84,092
Zendesk, Inc.	36,900	641,691
		88,196,642
Home Entertainment Software - 1.0%
Activision Blizzard, Inc.	255,370	5,715,181
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Home Entertainment Software - continued
Electronic Arts, Inc. (a)	14,946	$ 502,186
Nintendo Co. Ltd.	32,800	3,643,753
Nintendo Co. Ltd. ADR	27,100	374,793
Ourgame International Holdings Ltd.	3,330,000	1,551,061
		11,786,974
Systems Software - 8.7%
Allot Communications Ltd. (a)	231,419	2,992,248
CommVault Systems, Inc. (a)	18,700	897,974
Fleetmatics Group PLC (a)	139,169	4,396,349
Imperva, Inc. (a)	21,000	465,570
Infoblox, Inc. (a)	37,600	455,712
MICROS Systems, Inc. (a)	18,100	1,224,103
Microsoft Corp.	1,158,695	50,009,276
NetSuite, Inc. (a)	173,877	14,659,570
Oracle Corp.	294,500	11,894,855
Red Hat, Inc. (a)	121,876	7,083,433
ServiceNow, Inc. (a)	143,995	8,466,906
Varonis Systems, Inc.	1,000	21,080
		102,567,076
TOTAL SOFTWARE		202,550,692
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 17.1%
Technology Hardware, Storage & Peripherals - 17.1%
ADLINK Technology, Inc.	47,081	118,842
Apple, Inc.	1,673,529	159,939,164
BlackBerry Ltd. (a)	1,286	11,998
Casetek Holdings	103,000	590,107
Catcher Technology Co. Ltd.	462,000	3,767,022
Cray, Inc. (a)	285,846	7,580,636
Hewlett-Packard Co.	456,800	16,266,648
Lite-On Technology Corp.	1,338,664	2,240,538
NEC Corp.	1,709,000	6,598,212
Nimble Storage, Inc. (d)	59,300	1,534,684
QLogic Corp. (a)	43,800	398,580
Silicon Graphics International Corp. (a)	182,558	1,736,127
		200,782,558
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
RingCentral, Inc. (d)	257,400	3,842,982
TOTAL COMMON STOCKS (Cost $1,009,052,957)		1,154,231,937
Convertible Preferred Stocks - 0.3%
	Shares	Value
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
Uber Technologies, Inc. 8.00% (e) (Cost $3,600,020)	58,016	$ 3,600,020
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.11% (b)	3,200,392	3,200,392
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	35,534,556	35,534,556
TOTAL MONEY MARKET FUNDS (Cost $38,734,948)		38,734,948
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $1,051,387,925)		1,196,566,905
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(18,657,891)
NET ASSETS - 100%		$ 1,177,909,014
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,600,020 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Uber Technologies, Inc. 8.00%	6/6/14	$ 3,600,020
(f) A portion of the security sold on a delayed delivery basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,616
Fidelity Securities Lending Cash Central Fund	436,441
Total	$ 464,057
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,154,231,937	$ 989,414,025	$ 164,330,832	$ 487,080
Convertible Preferred Stocks	3,600,020	-	-	3,600,020
Money Market Funds	38,734,948	38,734,948	-	-
Total Investments in Securities:	$ 1,196,566,905	$ 1,028,148,973	$ 164,330,832	$ 4,087,100

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 26,207,254
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	76.9%
Cayman Islands	7.8%
Taiwan	3.3%
Japan	3.3%
Korea (South)	3.1%
Israel	1.1%
Others (Individually Less Than 1%)	4.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $33,201,371) - See accompanying schedule: Unaffiliated issuers (cost $1,012,652,977)	$ 1,157,831,957
Fidelity Central Funds (cost $38,734,948)	38,734,948
Total Investments (cost $1,051,387,925)		$ 1,196,566,905
Cash		482
Foreign currency held at value (cost $106,335)		106,333
Receivable for investments sold:
Regular delivery		33,255,035
Delayed delivery		777,651
Receivable for fund shares sold		1,062,916
Dividends receivable		501,148
Distributions receivable from Fidelity Central Funds		73,432
Other receivables		30,862
Total assets		1,232,374,764

Liabilities
Payable for investments purchased, regular delivery	$ 16,457,006
Payable for fund shares redeemed	1,315,676
Accrued management fee	545,671
Distribution and service plan fees payable	268,339
Other affiliated payables	265,033
Other payables and accrued expenses	79,469
Collateral on securities loaned, at value	35,534,556
Total liabilities		54,465,750

Net Assets		$ 1,177,909,014
Net Assets consist of:
Paid in capital		$ 958,731,130
Accumulated net investment loss		(10,080)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		74,013,894
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		145,174,070
Net Assets		$ 1,177,909,014

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($408,687,407 ÷ 11,332,902 shares)	$ 36.06

Maximum offering price per share (100/94.25 of $36.06)	$ 38.26
Class T: Net Asset Value and redemption price per share ($196,067,376 ÷ 5,656,941 shares)	$ 34.66

Maximum offering price per share (100/96.50 of $34.66)	$ 35.92
Class B: Net Asset Value and offering price per share ($12,043,053 ÷ 378,316 shares)A	$ 31.83

Class C: Net Asset Value and offering price per share ($105,498,974 ÷ 3,298,158 shares)A	$ 31.99

Institutional Class: Net Asset Value, offering price and redemption price per share ($455,612,204 ÷ 11,969,859 shares)	$ 38.06

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 7,024,642
Interest		413
Income from Fidelity Central Funds (including $436,441 from security lending)		464,057
Total income		7,489,112

Expenses
Management fee	$ 5,357,994
Transfer agent fees	2,439,478
Distribution and service plan fees	3,034,212
Accounting and security lending fees	330,593
Custodian fees and expenses	128,621
Independent trustees' compensation	23,337
Registration fees	86,607
Audit	59,672
Legal	17,262
Interest	258
Miscellaneous	12,984
Total expenses before reductions	11,491,018
Expense reductions	(131,904)	11,359,114
Net investment income (loss)		(3,870,002)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,704,975
Foreign currency transactions	(103,604)
Total net realized gain (loss)		107,601,371
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $3,197)	87,969,355
Assets and liabilities in foreign currencies	(702)
Total change in net unrealized appreciation (depreciation)		87,968,653
Net gain (loss)		195,570,024
Net increase (decrease) in net assets resulting from operations		$ 191,700,022

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,870,002)	$ (2,608,860)
Net realized gain (loss)	107,601,371	108,122,498
Change in net unrealized appreciation (depreciation)	87,968,653	25,685,939
Net increase (decrease) in net assets resulting from operations	191,700,022	131,199,577
Distributions to shareholders from net realized gain	(11,189,247)	-
Share transactions - net increase (decrease)	150,832,224	5,042,118
Redemption fees	21,186	41,110
Total increase (decrease) in net assets	331,364,185	136,282,805

Net Assets
Beginning of period	846,544,829	710,262,024
End of period (including accumulated net investment loss of $10,080 and accumulated net investment loss of $1,634,632, respectively)	$ 1,177,909,014	$ 846,544,829

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.90	$ 25.25	$ 25.14	$ 19.83	$ 16.03
Income from Investment Operations
Net investment income (loss) C	(.12)	(.07)	(.13)	(.18)	(.16)
Net realized and unrealized gain (loss)	6.70	4.72	.24	5.49	3.96
Total from investment operations	6.58	4.65	.11	5.31	3.80
Distributions from net realized gain	(.42)	-	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 36.06	$ 29.90	$ 25.25	$ 25.14	$ 19.83
Total ReturnA, B	22.15%	18.42%	.44%	26.78%	23.71%
Ratios to Average Net Assets D, F
Expenses before reductions	1.14%	1.18%	1.18%	1.18%	1.21%
Expenses net of fee waivers, if any	1.14%	1.18%	1.18%	1.18%	1.21%
Expenses net of all reductions	1.12%	1.14%	1.17%	1.16%	1.18%
Net investment income (loss)	(.35)%	(.25)%	(.55)%	(.73)%	(.83)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 408,687	$ 355,306	$ 336,693	$ 375,609	$ 312,659
Portfolio turnover rateE	186%	142%	201%	167%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 28.79	$ 24.38	$ 24.33	$ 19.24	$ 15.59
Income from Investment Operations
Net investment income (loss) C	(.19)	(.13)	(.19)	(.23)	(.20)
Net realized and unrealized gain (loss)	6.45	4.54	.24	5.32	3.85
Total from investment operations	6.26	4.41	.05	5.09	3.65
Distributions from net realized gain	(.39)	-	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 34.66	$ 28.79	$ 24.38	$ 24.33	$ 19.24
Total ReturnA, B	21.89%	18.09%	.21%	26.46%	23.41%
Ratios to Average Net Assets D, F
Expenses before reductions	1.38%	1.42%	1.43%	1.43%	1.46%
Expenses net of fee waivers, if any	1.38%	1.42%	1.43%	1.43%	1.46%
Expenses net of all reductions	1.37%	1.39%	1.42%	1.40%	1.44%
Net investment income (loss)	(.60)%	(.50)%	(.80)%	(.98)%	(1.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 196,067	$ 173,692	$ 172,709	$ 196,913	$ 169,049
Portfolio turnover rateE	186%	142%	201%	167%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.56	$ 22.60	$ 22.67	$ 18.01	$ 14.67
Income from Investment Operations
Net investment income (loss) C	(.34)	(.24)	(.28)	(.33)	(.27)
Net realized and unrealized gain (loss)	5.94	4.20	.21	4.99	3.61
Total from investment operations	5.60	3.96	(.07)	4.66	3.34
Distributions from net realized gain	(.33)	-	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.83	$ 26.56	$ 22.60	$ 22.67	$ 18.01
Total ReturnA, B	21.21%	17.52%	(.31)%	25.87%	22.77%
Ratios to Average Net Assets D, F
Expenses before reductions	1.92%	1.93%	1.93%	1.93%	1.96%
Expenses net of fee waivers, if any	1.92%	1.93%	1.93%	1.93%	1.96%
Expenses net of all reductions	1.91%	1.89%	1.92%	1.91%	1.94%
Net investment income (loss)	(1.14)%	(1.01)%	(1.30)%	(1.49)%	(1.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,043	$ 13,745	$ 17,476	$ 25,508	$ 29,176
Portfolio turnover rateE	186%	142%	201%	167%	115%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.68	$ 22.70	$ 22.77	$ 18.09	$ 14.74
Income from Investment Operations
Net investment income (loss) C	(.33)	(.24)	(.29)	(.33)	(.28)
Net realized and unrealized gain (loss)	5.98	4.22	.22	5.01	3.63
Total from investment operations	5.65	3.98	(.07)	4.68	3.35
Distributions from net realized gain	(.34)	-	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.99	$ 26.68	$ 22.70	$ 22.77	$ 18.09
Total ReturnA, B	21.31%	17.53%	(.31)%	25.87%	22.73%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.91%	1.93%	1.92%	1.96%
Expenses net of fee waivers, if any	1.87%	1.91%	1.93%	1.92%	1.96%
Expenses net of all reductions	1.86%	1.88%	1.91%	1.90%	1.93%
Net investment income (loss)	(1.09)%	(.99)%	(1.29)%	(1.48)%	(1.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 105,499	$ 84,858	$ 88,074	$ 89,819	$ 70,017
Portfolio turnover rateE	186%	142%	201%	167%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 31.47	$ 26.50	$ 26.30	$ 20.68	$ 16.67
Income from Investment Operations
Net investment income (loss) B	(.02)	.02	(.06)	(.11)	(.11)
Net realized and unrealized gain (loss)	7.06	4.95	.26	5.73	4.12
Total from investment operations	7.04	4.97	.20	5.62	4.01
Distributions from net realized gain	(.45)	-	-	-	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 38.06	$ 31.47	$ 26.50	$ 26.30	$ 20.68
Total ReturnA	22.55%	18.75%	.76%	27.18%	24.06%
Ratios to Average Net Assets C, E
Expenses before reductions	.83%	.86%	.86%	.87%	.92%
Expenses net of fee waivers, if any	.83%	.86%	.86%	.87%	.92%
Expenses net of all reductions	.82%	.83%	.85%	.85%	.90%
Net investment income (loss)	(.05)%	.06%	(.23)%	(.43)%	(.55)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 455,612	$ 218,944	$ 95,310	$ 81,350	$ 42,277
Portfolio turnover rateD	186%	142%	201%	167%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 180,428,590
Gross unrealized depreciation	(38,714,298)
Net unrealized appreciation (depreciation) on securities	$ 141,714,292

Tax Cost	$ 1,054,852,613

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 39,505,000
Undistributed long-term capital gain	$ 37,973,582
Net unrealized appreciation (depreciation) on securities and other investments	$ 141,712,579

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 2,941,208	$ -
Long-term Capital Gains	8,248,039	-
Total	$ 11,189,247	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,900,489,470 and $1,754,188,824, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 983,979	$ 20,143
Class T	.25%	.25%	949,326	6,760
Class B	.75%	.25%	132,512	99,860
Class C	.75%	.25%	968,395	113,187
			$ 3,034,212	$ 239,950

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 87,002
Class T	19,668
Class B*	9,843
Class C*	8,421
$ 124,934

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,060,110.27
Class T	493,875.26
Class B	39,943.30
Class C	246,914.26
Institutional Class	598,636.21
	$ 2,439,478

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $39,244 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,500,000.30%		$ 258

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,603 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $131,877 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $27.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net realized gain
Class A	$ 4,830,573	$ -
Class T	2,285,378	-
Class B	152,106	-
Class C	1,068,092	-
Institutional Class	2,853,098	-
Total	$ 11,189,247	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	1,967,332	2,023,713	$ 66,338,054	$ 54,950,216
Reinvestment of distributions	136,812	-	4,412,177	-
Shares redeemed	(2,655,768)	(3,472,615)	(89,258,893)	(93,501,470)
Net increase (decrease)	(551,624)	(1,448,902)	$ (18,508,662)	$ (38,551,254)
Class T
Shares sold	604,269	649,951	$ 19,519,431	$ 16,942,760
Reinvestment of distributions	71,453	-	2,218,622	-
Shares redeemed	(1,051,577)	(1,701,808)	(34,073,517)	(44,280,679)
Net increase (decrease)	(375,855)	(1,051,857)	$ (12,335,464)	$ (27,337,919)
Class B
Shares sold	9,706	13,056	$ 287,815	$ 310,857
Reinvestment of distributions	4,834	-	138,293	-
Shares redeemed	(153,751)	(268,749)	(4,566,688)	(6,477,118)
Net increase (decrease)	(139,211)	(255,693)	$ (4,140,580)	$ (6,166,261)
Class C
Shares sold	594,192	460,587	$ 17,948,827	$ 11,287,228
Reinvestment of distributions	31,647	-	909,547	-
Shares redeemed	(507,790)	(1,159,733)	(15,090,389)	(27,841,417)
Net increase (decrease)	118,049	(699,146)	$ 3,767,985	$ (16,554,189)
Institutional Class
Shares sold	7,128,296	6,347,952	$ 254,841,416	$ 179,251,253
Reinvestment of distributions	81,545	-	2,770,913	-
Shares redeemed	(2,196,859)	(2,987,970)	(75,563,384)	(85,599,512)
Net increase (decrease)	5,012,982	3,359,982	$ 182,048,945	$ 93,651,741

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 15% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 22% of the total outstanding shares of the Fund.

Effective after the close of business on August 1, 2014, 8,219,599 shares of the Fund were delivered to the Strategic Advisers U.S. Opportunity Fund for investments with a value of $311,440,613. The Strategic Advisers U.S. Opportunity Fund's ownership in the Fund increased to approximately 40%.

Annual Report

Fidelity Advisor Utilities Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	9.69%	13.03%	9.67%
Class T (incl. 3.50% sales charge) C	11.93%	13.26%	9.63%
Class B (incl. contingent deferred sales charge) A,C	10.41%	13.26%	9.75%
Class C (incl. contingent deferred sales charge) B,C	14.52%	13.52%	9.52%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Utilities Fund was named Fidelity Advisor Telecommunications & Utilities Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Fund - Class A on July 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Utilities Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Douglas Simmons, Portfolio Manager of Fidelity Advisor® Utilities Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 16.38%, 15.99%, 15.41% and 15.52%, respectively (excluding sales charges), significantly outperforming the 8.85% gain of the MSCI U.S. IMI Utilities 25-50 Index but underperforming the S&P 500® Index. Utilities stocks lagged the overall market mainly due to their sensitivity to interest rates, which most investors believe will be on the rise going forward. Superior stock selection was the main reason behind the fund's outperformance of the MSCI index, particularly very strong picks in oil & gas storage & transport companies, including the two biggest individual contributors, liquefied natural gas terminal operator Cheniere Energy and pipeline company Energy Transfer Equity, neither of which was part of the index. The fund's relative performance also was helped by underweighting North Carolina electric utility Duke Energy - which was not in the fund at period end - and not owning index components electric utility Southern Company, based in Atlanta, and New York's Consolidated Edison. On the down side, untimely ownership of Virginia-based multi-utility Dominion Resources hurt, as did an average underweighting in Chicago-based electric utility Exelon.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Utilities Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.14%
Actual		$ 1,000.00	$ 1,085.60	$ 5.90
HypotheticalA		$ 1,000.00	$ 1,019.14	$ 5.71
Class T	1.42%
Actual		$ 1,000.00	$ 1,083.80	$ 7.34
HypotheticalA		$ 1,000.00	$ 1,017.75	$ 7.10
Class B	1.94%
Actual		$ 1,000.00	$ 1,081.20	$ 10.01
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 9.69
Class C	1.87%
Actual		$ 1,000.00	$ 1,081.20	$ 9.65
HypotheticalA		$ 1,000.00	$ 1,015.52	$ 9.35
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,087.00	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Utilities Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Dominion Resources, Inc.	10.4	9.8
NextEra Energy, Inc.	10.3	11.7
Sempra Energy	7.7	9.5
PPL Corp.	7.1	0.0
Edison International	6.5	3.8
Exelon Corp.	5.9	1.0
OGE Energy Corp.	4.9	5.4
NiSource, Inc.	4.7	4.2
ITC Holdings Corp.	4.0	2.4
The Williams Companies, Inc.	3.5	0.0
	65.0
Top Industries (% of fund's net assets)
As of July 31, 2014
Electric Utilities	44.3%
Multi-Utilities	25.9%
Oil, Gas & Consumable Fuels	12.0%
Independent Power Producers & Energy Traders	8.2%
Media	3.1%
All Others*	6.5%

As of January 31, 2014
Multi-Utilities	36.0%
Electric Utilities	28.3%
Oil, Gas & Consumable Fuels	14.4%
Independent Power Producers & Energy Traders	10.4%
Gas Utilities	7.1%
All Others*	3.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Utilities Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSTRUCTION & ENGINEERING - 0.6%
Construction & Engineering - 0.6%
MasTec, Inc. (a)	68,000	$ 1,848,920
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.0%
Integrated Telecommunication Services - 3.0%
Verizon Communications, Inc.	186,100	9,383,162
ELECTRIC UTILITIES - 44.3%
Electric Utilities - 44.3%
Edison International	365,002	20,002,110
Exelon Corp.	588,100	18,278,148
FirstEnergy Corp.	285,700	8,916,697
ITC Holdings Corp.	341,257	12,319,378
NextEra Energy, Inc.	338,440	31,776,132
NRG Yield, Inc. Class A	161,010	8,412,773
OGE Energy Corp.	417,323	15,002,762
PPL Corp.	668,800	22,063,712
		136,771,712
ELECTRICAL EQUIPMENT - 0.5%
Heavy Electrical Equipment - 0.5%
Vestas Wind Systems A/S (a)	33,200	1,501,936
GAS UTILITIES - 0.5%
Gas Utilities - 0.5%
National Fuel Gas Co.	21,200	1,460,892
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 8.2%
Independent Power Producers & Energy Traders - 8.2%
Black Hills Corp.	39,500	2,082,045
Calpine Corp. (a)	308,617	6,801,919
Drax Group PLC	299,300	3,534,631
Dynegy, Inc. (a)	127,073	3,373,788
NRG Energy, Inc.	306,415	9,486,608
		25,278,991
MEDIA - 3.1%
Cable & Satellite - 3.1%
Comcast Corp. Class A	177,200	9,520,956
MULTI-UTILITIES - 25.9%
Multi-Utilities - 25.9%
Dominion Resources, Inc.	476,299	32,216,862
MDU Resources Group, Inc.	48,400	1,525,084
NiSource, Inc.	388,363	14,633,518
PG&E Corp.	176,718	7,893,993
Sempra Energy	238,637	23,794,495
		80,063,952

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 12.0%
Oil & Gas Exploration & Production - 1.0%
Kodiak Oil & Gas Corp. (a)	203,800	$ 3,167,052
Oil & Gas Storage & Transport - 11.0%
Atlas Pipeline Partners LP	91,408	3,152,662
Cheniere Energy Partners LP Holdings LLC	299,236	7,055,985
Cheniere Energy, Inc. (a)	81,706	5,781,517
Energy Transfer Equity LP	118,289	6,433,739
Markwest Energy Partners LP	8,721	608,726
The Williams Companies, Inc.	194,000	10,986,220
		34,018,849
TOTAL OIL, GAS & CONSUMABLE FUELS		37,185,901
WIRELESS TELECOMMUNICATION SERVICES - 1.7%
Wireless Telecommunication Services - 1.7%
T-Mobile U.S., Inc. (a)	101,300	3,336,822
Telephone & Data Systems, Inc.	79,044	1,976,100
		5,312,922
TOTAL COMMON STOCKS (Cost $288,979,009)		308,329,344
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.11% (b) (Cost $6,937,987)	6,937,987	6,937,987
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $295,916,996)		315,267,331
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(6,318,109)
NET ASSETS - 100%		$ 308,949,222
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,503
Fidelity Securities Lending Cash Central Fund	15,566
Total	$ 19,069
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Utilities Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $288,979,009)	$ 308,329,344
Fidelity Central Funds (cost $6,937,987)	6,937,987
Total Investments (cost $295,916,996)		$ 315,267,331
Receivable for investments sold		1,320,660
Receivable for fund shares sold		831,736
Dividends receivable		292,340
Distributions receivable from Fidelity Central Funds		649
Other receivables		6,664
Total assets		317,719,380

Liabilities
Payable for investments purchased	$ 7,692,946
Payable for fund shares redeemed	715,969
Accrued management fee	145,390
Distribution and service plan fees payable	104,761
Other affiliated payables	73,876
Other payables and accrued expenses	37,216
Total liabilities		8,770,158

Net Assets		$ 308,949,222
Net Assets consist of:
Paid in capital		$ 273,920,483
Undistributed net investment income		1,595,872
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,082,532
Net unrealized appreciation (depreciation) on investments		19,350,335
Net Assets		$ 308,949,222

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($154,134,074 ÷ 5,758,276 shares)	$ 26.77

Maximum offering price per share (100/94.25 of $26.77)	$ 28.40
Class T: Net Asset Value and redemption price per share ($49,272,286 ÷ 1,839,767 shares)	$ 26.78

Maximum offering price per share (100/96.50 of $26.78)	$ 27.75
Class B: Net Asset Value and offering price per share ($4,597,651 ÷ 173,411 shares)A	$ 26.51

Class C: Net Asset Value and offering price per share ($54,809,899 ÷ 2,089,381 shares)A	$ 26.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($46,135,312 ÷ 1,693,521 shares)	$ 27.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Utilities Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 6,704,975
Income from Fidelity Central Funds		19,069
Total income		6,724,044

Expenses
Management fee	$ 1,326,135
Transfer agent fees	620,567
Distribution and service plan fees	998,626
Accounting and security lending fees	94,091
Custodian fees and expenses	9,531
Independent trustees' compensation	5,696
Registration fees	80,498
Audit	46,342
Legal	3,414
Miscellaneous	3,259
Total expenses before reductions	3,188,159
Expense reductions	(23,656)	3,164,503
Net investment income (loss)		3,559,541
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	27,592,467
Foreign currency transactions	10,849
Total net realized gain (loss)		27,603,316
Change in net unrealized appreciation (depreciation) on: Investment securities	1,611,254
Assets and liabilities in foreign currencies	(991)
Total change in net unrealized appreciation (depreciation)		1,610,263
Net gain (loss)		29,213,579
Net increase (decrease) in net assets resulting from operations		$ 32,773,120

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,559,541	$ 4,068,543
Net realized gain (loss)	27,603,316	17,517,824
Change in net unrealized appreciation (depreciation)	1,610,263	2,065,725
Net increase (decrease) in net assets resulting from operations	32,773,120	23,652,092
Distributions to shareholders from net investment income	(3,729,207)	(3,653,862)
Distributions to shareholders from net realized gain	(88,322)	-
Total distributions	(3,817,529)	(3,653,862)
Share transactions - net increase (decrease)	71,585,618	(6,877,753)
Redemption fees	9,809	5,578
Total increase (decrease) in net assets	100,551,018	13,126,055

Net Assets
Beginning of period	208,398,204	195,272,149
End of period (including undistributed net investment income of $1,595,872 and undistributed net investment income of $2,085,978, respectively)	$ 308,949,222	$ 208,398,204

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.48	$ 21.20	$ 19.09	$ 16.59	$ 15.27
Income from Investment Operations
Net investment income (loss) C	.41	.47	.43	.39	.40
Net realized and unrealized gain (loss)	3.35	2.24	2.07	2.50	1.32
Total from investment operations	3.76	2.71	2.50	2.89	1.72
Distributions from net investment income	(.46)	(.43)	(.39)	(.39)	(.40)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.47)	(.43)	(.39)	(.39)	(.40)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.77	$ 23.48	$ 21.20	$ 19.09	$ 16.59
Total ReturnA, B	16.38%	13.09%	13.40%	17.71%	11.42%
Ratios to Average Net Assets D, F
Expenses before reductions	1.16%	1.20%	1.23%	1.24%	1.26%
Expenses net of fee waivers, if any	1.16%	1.20%	1.23%	1.24%	1.26%
Expenses net of all reductions	1.15%	1.16%	1.22%	1.20%	1.22%
Net investment income (loss)	1.64%	2.16%	2.24%	2.18%	2.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 154,134	$ 106,851	$ 99,813	$ 78,312	$ 64,890
Portfolio turnover rateE	112%	154%	195%	201%	216%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.50	$ 21.21	$ 19.09	$ 16.59	$ 15.27
Income from Investment Operations
Net investment income (loss) C	.34	.41	.38	.35	.35
Net realized and unrealized gain (loss)	3.35	2.25	2.07	2.50	1.33
Total from investment operations	3.69	2.66	2.45	2.85	1.68
Distributions from net investment income	(.40)	(.37)	(.33)	(.35)	(.36)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.41)	(.37)	(.33)	(.35)	(.36)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.78	$ 23.50	$ 21.21	$ 19.09	$ 16.59
Total ReturnA, B	15.99%	12.81%	13.13%	17.39%	11.13%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.47%	1.49%	1.50%	1.52%
Expenses net of fee waivers, if any	1.45%	1.47%	1.49%	1.50%	1.52%
Expenses net of all reductions	1.44%	1.43%	1.48%	1.46%	1.49%
Net investment income (loss)	1.35%	1.89%	1.98%	1.92%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,272	$ 41,239	$ 38,276	$ 35,701	$ 33,651
Portfolio turnover rateE	112%	154%	195%	201%	216%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.24	$ 20.96	$ 18.86	$ 16.38	$ 15.08
Income from Investment Operations
Net investment income (loss) C	.21	.30	.28	.25	.27
Net realized and unrealized gain (loss)	3.33	2.23	2.05	2.49	1.31
Total from investment operations	3.54	2.53	2.33	2.74	1.58
Distributions from net investment income	(.26)	(.25)	(.23)	(.26)	(.28)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.27)	(.25)	(.23)	(.26)	(.28)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.51	$ 23.24	$ 20.96	$ 18.86	$ 16.38
Total ReturnA, B	15.41%	12.24%	12.54%	16.87%	10.56%
Ratios to Average Net Assets D, F
Expenses before reductions	1.95%	1.96%	1.98%	1.99%	2.01%
Expenses net of fee waivers, if any	1.95%	1.96%	1.98%	1.99%	2.01%
Expenses net of all reductions	1.94%	1.92%	1.97%	1.95%	1.98%
Net investment income (loss)	.85%	1.40%	1.49%	1.43%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,598	$ 5,289	$ 6,677	$ 7,773	$ 8,794
Portfolio turnover rateE	112%	154%	195%	201%	216%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.03	$ 20.80	$ 18.75	$ 16.30	$ 15.02
Income from Investment Operations
Net investment income (loss) C	.23	.31	.29	.26	.27
Net realized and unrealized gain (loss)	3.29	2.20	2.03	2.46	1.30
Total from investment operations	3.52	2.51	2.32	2.72	1.57
Distributions from net investment income	(.31)	(.28)	(.27)	(.27)	(.29)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.32)	(.28)	(.27)	(.27)	(.29)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.23	$ 23.03	$ 20.80	$ 18.75	$ 16.30
Total ReturnA, B	15.52%	12.27%	12.56%	16.85%	10.54%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.93%	1.95%	1.98%	2.01%
Expenses net of fee waivers, if any	1.89%	1.93%	1.95%	1.98%	2.01%
Expenses net of all reductions	1.88%	1.89%	1.95%	1.94%	1.97%
Net investment income (loss)	.91%	1.43%	1.51%	1.43%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,810	$ 35,457	$ 29,942	$ 26,915	$ 21,415
Portfolio turnover rateE	112%	154%	195%	201%	216%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.87	$ 21.56	$ 19.40	$ 16.85	$ 15.51
Income from Investment Operations
Net investment income (loss) B	.51	.55	.50	.45	.44
Net realized and unrealized gain (loss)	3.39	2.26	2.10	2.54	1.35
Total from investment operations	3.90	2.81	2.60	2.99	1.79
Distributions from net investment income	(.52)	(.50)	(.44)	(.44)	(.45)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.53)	(.50)	(.44)	(.44)	(.45)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 27.24	$ 23.87	$ 21.56	$ 19.40	$ 16.85
Total ReturnA	16.74%	13.40%	13.79%	18.05%	11.66%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.89%	.92%	.98%	1.00%
Expenses net of fee waivers, if any	.85%	.89%	.92%	.98%	1.00%
Expenses net of all reductions	.84%	.85%	.91%	.94%	.97%
Net investment income (loss)	1.95%	2.46%	2.55%	2.44%	2.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,135	$ 19,562	$ 20,564	$ 10,914	$ 6,511
Portfolio turnover rateD	112%	154%	195%	201%	216%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 24,885,712
Gross unrealized depreciation	(5,119,726)
Net unrealized appreciation (depreciation) on securities	$ 19,765,986

Tax Cost	$ 295,501,345

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,660,324
Undistributed long-term capital gain	$ 12,900,726
Net unrealized appreciation (depreciation) on securities and other investments	$ 19,765,986

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 3,817,529	$ 3,653,862

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $342,914,566 and $268,872,575, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 306,112	$ 9,797
Class T	.25%	.25%	222,456	1,646
Class B	.75%	.25%	48,855	36,727
Class C	.75%	.25%	421,203	80,224
			$ 998,626	$ 128,394

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 107,328
Class T	15,193
Class B*	4,105
Class C*	6,615
$ 133,241

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 317,942.26
Class T	133,045.30
Class B	14,783.30
Class C	102,144.24
Institutional Class	52,653.20
	$ 620,567

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,050 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $389 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $15,566. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $23,656 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ 2,098,780	$ 2,004,234
Class T	689,503	666,068
Class B	54,086	71,622
Class C	483,241	400,020
Institutional Class	403,597	511,918
Total	$ 3,729,207	$ 3,653,862
From net realized gain
Class A	$ 45,735	$ -
Class T	17,387	-
Class B	2,010	-
Class C	15,931	-
Institutional Class	7,259	-
Total	$ 88,322	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	2,276,742	1,274,291	$ 59,563,163	$ 28,192,446
Reinvestment of distributions	82,514	85,327	1,888,613	1,751,329
Shares redeemed	(1,151,286)	(1,517,309)	(29,069,514)	(33,069,256)
Net increase (decrease)	1,207,970	(157,691)	$ 32,382,262	$ (3,125,481)
Class T
Shares sold	365,889	287,114	$ 9,445,083	$ 6,306,381
Reinvestment of distributions	29,388	30,843	673,761	634,437
Shares redeemed	(310,668)	(367,378)	(7,776,879)	(7,924,238)
Net increase (decrease)	84,609	(49,421)	$ 2,341,965	$ (983,420)
Class B
Shares sold	19,626	17,365	$ 511,179	$ 386,769
Reinvestment of distributions	2,105	3,129	47,986	63,812
Shares redeemed	(75,934)	(111,479)	(1,892,640)	(2,387,277)
Net increase (decrease)	(54,203)	(90,985)	$ (1,333,475)	$ (1,936,696)
Class C
Shares sold	898,033	509,725	$ 23,064,197	$ 11,190,388
Reinvestment of distributions	17,647	15,458	397,963	312,553
Shares redeemed	(365,639)	(425,145)	(9,096,804)	(9,149,304)
Net increase (decrease)	550,041	100,038	$ 14,365,356	$ 2,353,637
Institutional Class
Shares sold	1,373,720	936,449	$ 36,918,565	$ 20,838,974
Reinvestment of distributions	15,288	22,869	354,761	476,446
Shares redeemed	(514,863)	(1,093,899)	(13,443,816)	(24,501,213)
Net increase (decrease)	874,145	(134,581)	$ 23,829,510	$ (3,185,793)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund as of July 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 17, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 74 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and productions, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Vice President of Asset Management Compliance (2009-present) and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Biotechnology Fund
Class A	09/08/14	09/05/14	$0.000	$0.184
Class T	09/08/14	09/05/14	$0.000	$0.184
Class B	09/08/14	09/05/14	$0.000	$0.184
Class C	09/08/14	09/05/14	$0.000	$0.184
Fidelity Advisor Communications Equipment Fund
Class A	09/15/14	09/12/14	$0.031	$0.000
Class T	09/15/14	09/12/14	$0.005	$0.000
Class B	09/15/14	09/12/14	$0.000	$0.000
Class C	09/15/14	09/12/14	$0.000	$0.000
Fidelity Advisor Consumer Discretionary Fund
Class A	09/08/14	09/05/14	$0.000	$2.022
Class T	09/08/14	09/05/14	$0.000	$1.997
Class B	09/08/14	09/05/14	$0.000	$1.927
Class C	09/08/14	09/05/14	$0.000	$1.953
Fidelity Advisor Electronics Fund
Class A	09/15/14	09/12/14	$0.000	$0.000
Class T	09/15/14	09/12/14	$0.000	$0.000
Class B	09/15/14	09/12/14	$0.000	$0.000
Class C	09/15/14	09/12/14	$0.000	$0.000
Fidelity Advisor Energy Fund
Class A	09/08/14	09/05/14	$0.000	$2.018
Class T	09/08/14	09/05/14	$0.000	$1.954
Class B	09/08/14	09/05/14	$0.000	$1.810
Class C	09/08/14	09/05/14	$0.000	$1.877
Fidelity Advisor Financial Services Fund
Class A	09/08/14	09/05/14	$0.045	$0.000
Class T	09/08/14	09/05/14	$0.020	$0.000
Class B	09/08/14	09/05/14	$0.000	$0.000
Class C	09/08/14	09/05/14	$0.000	$0.000
Fidelity Advisor Health Care Fund
Class A	09/08/14	09/05/14	$0.000	$3.046
Class T	09/08/14	09/05/14	$0.000	$2.990
Class B	09/08/14	09/05/14	$0.000	$2.869
Class C	09/08/14	09/05/14	$0.000	$2.950
Fidelity Advisor Industrials Fund
Class A	09/08/14	09/05/14	$0.024	$2.178
Class T	09/08/14	09/05/14	$0.000	$2.170
Class B	09/08/14	09/05/14	$0.032	$2.178
Class C	09/08/14	09/05/14	$0.000	$2.053
Fidelity Advisor Technology Fund
Class A	09/08/14	09/05/14	$0.000	$1.998
Class T	09/08/14	09/05/14	$0.000	$1.953
Class B	09/08/14	09/05/14	$0.000	$1.840
Class C	09/08/14	09/05/14	$0.000	$1.881
	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Utilities Fund
Class A	09/08/14	09/05/14	$0.189	$1.219
Class T	09/08/14	09/05/14	$0.143	$1.219
Class B	09/08/14	09/05/14	$0.041	$1.219
Class C	09/08/14	09/05/14	$0.095	$1.219

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Biotechnology Fund	$17,445,492
Fidelity Advisor Consumer Discretionary Fund	$13,097,425
Fidelity Advisor Energy Fund	$40,725,007
Fidelity Advisor Health Care Fund	$125,111,262
Fidelity Advisor Industrials Fund	$49,916,446
Fidelity Advisor Technology Fund	$46,221,621
Fidelity Advisor Utilities Fund	$12,900,726

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	September 2013	December 2013
Fidelity Advisor Consumer Discretionary Fund
Class A	12%	70%
Class T	12%	89%
Class B	14%	100%
Class C	13%	100%
Fidelity Advisor Energy Fund
Class A	100%	36%
Class T	0%	39%
Class B	0%	45%
Class C	0%	44%
Fidelity Advisor Financial Services Fund
Class A	100%	100%
Class T	100%	100%
Class B	0%	0%
Class C	100%	0%
Fidelity Advisor Health Care Fund
Class A	18%	14%
Class T	19%	15%
Class B	21%	19%
Class C	20%	18%
Fidelity Advisor Industrials Fund
Class A	100%	67%
Class T	100%	79%
Class B	0%	100%
Class C	0%	97%
Fidelity Advisor Technology Fund
Class A	0%	69%
Class T	0%	92%
Class B	0%	100%
Class C	0%	100%
	September 2013	December 2013
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2013	December 2013
Fidelity Advisor Consumer Discretionary Fund
Class A	12%	76%
Class T	13%	97%
Class B	14%	100%
Class C	14%	100%
Fidelity Advisor Energy Fund
Class A	100%	42%
Class T	0%	45%
Class B	0%	52%
Class C	0%	50%
Fidelity Advisor Financial Services Fund
Class A	100%	100%
Class T	100%	100%
Class B	0%	0%
Class C	100%	0%
Fidelity Advisor Health Care Fund
Class A	22%	15%
Class T	23%	17%
Class B	26%	21%
Class C	24%	19%
Fidelity Advisor Industrials Fund
Class A	100%	62%
Class T	100%	73%
Class B	0%	100%
Class C	0%	90%
Fidelity Advisor Technology Fund
Class A	0%	72%
Class T	0%	94%
Class B	0%	100%
Class C	0%	100%
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Focus Funds

In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the funds' subadvisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively.  The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the funds were expected in connection with either reorganization and that the same personnel and resources will be available to the funds with the new entities.  After considering all of the factors it believed relevant, the Board concluded that the amended sub-advisory agreements should be approved.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC

Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank†

New York, NY

Brown Brothers Harriman & Co. ††

Boston, MA

State Street Bank and Trust †††

Quincy, MA

† Custodian for Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund.

†† Custodian for Fidelity Advisor Energy Fund.

††† Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor
Communications Equipment Fund, and Fidelity Advisor Electronics Fund.

(Fidelity Cover Art)

AFOC-UANNPRO-0914
1.789241.110

Fidelity Advisor

Focus Funds®

Institutional Class

Fidelity Advisor® Biotechnology Fund

Fidelity Advisor Communications Equipment Fund

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Electronics Fund

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Fidelity Advisor® Biotechnology Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Communications Equipment Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Consumer Discretionary Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Electronics Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Energy Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Financial Services Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Health Care Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
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Fidelity Advisor Industrials Fund	(Click Here)	Performance
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Fidelity Advisor Technology Fund	(Click Here)	Performance
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Fidelity Advisor Utilities Fund	(Click Here)	Performance
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Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Advisor® Biotechnology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	17.74%	25.72%	14.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Institutional Class on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity Advisor® Biotechnology Fund: For the year, the fund's Institutional Class shares returned 17.74%, lagging the 24.79% advance of the MSCI U.S. IMI Biotechnology 25-50 Index but topping the S&P 500®. Favorable product stories and investors' preference for companies with earnings growth that was less dependent on the broader U.S. economy spurred solid performance in biotechnology stocks. A large overweighting in Aegerion Pharmaceuticals made this stock by far the fund's biggest detractor versus the MSCI index. In November 2013, the company received a warning letter from the U.S. Food and Drug Administration about its marketing of JUXTAPID®, Aegerion's oral treatment for a rare but potentially fatal disease that causes high cholesterol. I viewed this development as only a temporary setback for the stock, so I significantly increased our stake as the shares declined. A number of other key detractors were strong-performing large-cap index components in which the fund was underweighted: Gilead Sciences, Celgene and Amgen. Gilead was easily the fund's largest holding, with an average weighting of roughly 15% of net assets, so our exposure here was significant but less than the benchmark's. In Amgen's case, I significantly reduced our stake to free up cash for investing in smaller-cap stocks that I thought were undervalued. Conversely, the top relative contributor by a wide margin was Intercept Pharmaceuticals. This stock rocketed higher in January, after the firm announced that a clinical trial of obeticholic acid, a treatment for a common fatty liver disease, was stopped early because the drug was clearly effective. Pacira Pharmaceuticals also contributed to relative performance. This stock rose fairly steadily during the period, as sales of EXPAREL®, the firm's injectable non-opioid pain reliever for post-surgical patients, steadily gained traction. Pacira was an out-of-benchmark position. I'll also mention Puma Biotechnology, which saw the value of its shares more than triple in July, after positive phase three results from testing neratinib as a treatment for women suffering from a form of early-stage breast cancer.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.07%
Actual		$ 1,000.00	$ 956.40	$ 5.19
HypotheticalA		$ 1,000.00	$ 1,019.49	$ 5.36
Class T	1.40%
Actual		$ 1,000.00	$ 954.70	$ 6.79
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class B	1.87%
Actual		$ 1,000.00	$ 952.40	$ 9.05
HypotheticalA		$ 1,000.00	$ 1,015.52	$ 9.35
Class C	1.82%
Actual		$ 1,000.00	$ 952.50	$ 8.81
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Institutional Class	.80%
Actual		$ 1,000.00	$ 957.80	$ 3.88
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Biotechnology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Gilead Sciences, Inc.	15.3	14.3
Celgene Corp.	6.1	5.9
Vertex Pharmaceuticals, Inc.	5.5	3.2
Biogen Idec, Inc.	3.7	7.7
Amgen, Inc.	3.4	9.2
Alexion Pharmaceuticals, Inc.	3.4	4.5
Regeneron Pharmaceuticals, Inc.	3.3	3.2
Puma Biotechnology, Inc.	3.0	1.4
Intercept Pharmaceuticals, Inc.	2.6	3.6
InterMune, Inc.	2.3	0.5
	48.6
Top Industries (% of fund's net assets)
As of July 31, 2014
Biotechnology	94.8%
Pharmaceuticals	5.1%
Life Sciences Tools & Services	0.0%†
Personal Products	0.0%†
Health Care Equipment & Supplies	0.0%†
All Others*	0.1%

As of January 31, 2014
Biotechnology	93.6%
Pharmaceuticals	3.1%
Health Care Providers & Services	0.3%
Life Sciences Tools & Services	0.0%†
Health Care Equipment & Supplies	0.0%†
All Others*	3.0%

* Includes short-term investments and net other assets (liabilities).
† Amount represents less than 0.1%.

Annual Report

Fidelity Advisor Biotechnology Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
BIOTECHNOLOGY - 94.5%
Biotechnology - 94.5%
ACADIA Pharmaceuticals, Inc. (a)(d)	417,586	$ 8,464,468
Acceleron Pharma, Inc.	504,023	14,929,161
Achillion Pharmaceuticals, Inc. (a)(d)	985,172	6,748,428
Acorda Therapeutics, Inc. (a)	613,487	17,956,764
Actelion Ltd.	59,339	7,176,183
Adamas Pharmaceuticals, Inc.	215,821	3,433,712
ADMA Biologics, Inc.	50,300	497,970
Aegerion Pharmaceuticals, Inc. (a)	436,143	14,658,766
Agenus, Inc. (a)	9,425	31,103
Agenus, Inc. warrants 1/9/18 (a)	452,000	25,954
Agios Pharmaceuticals, Inc.	17,087	688,606
Akebia Therapeutics, Inc. (a)(d)	101,100	2,238,354
Alder Biopharmaceuticals, Inc.	115,442	1,949,815
Aldeyra Therapeutics, Inc. (e)	278,295	993,513
Alexion Pharmaceuticals, Inc. (a)	322,999	51,353,611
Alkermes PLC (a)	308,256	13,181,027
Alnylam Pharmaceuticals, Inc. (a)	184,161	9,953,902
AMAG Pharmaceuticals, Inc. (a)(d)	118,935	2,270,469
Ambit Biosciences Corp. (a)	14,910	83,049
Amgen, Inc.	408,817	52,079,198
Anacor Pharmaceuticals, Inc. (a)(d)	246,113	4,097,781
Applied Genetic Technologies Corp.	99,465	1,591,440
Ardelyx, Inc.	232,350	3,359,781
Arena Pharmaceuticals, Inc. (a)(d)	6,328	29,299
ARIAD Pharmaceuticals, Inc. (a)(d)	1,170,695	6,743,203
ArQule, Inc. (a)	950	1,292
Array BioPharma, Inc. (a)	498,104	1,992,416
Arrowhead Research Corp. (a)	553,155	6,997,411
Asterias Biotherapeutics, Inc. (a)	115,914	260,807
Auspex Pharmaceuticals, Inc.	131,243	2,389,935
Avalanche Biotechnologies, Inc. (a)	24,604	688,666
BioCryst Pharmaceuticals, Inc. (a)	168,200	2,105,864
Biogen Idec, Inc. (a)	168,590	56,374,810
BioMarin Pharmaceutical, Inc. (a)	475,338	29,385,395
Bionovo, Inc. warrants 2/2/16 (a)	56,850	1
Bluebird Bio, Inc. (a)	23,249	776,517
Cara Therapeutics, Inc.	184,735	2,355,371
Catalyst Pharmaceutical Partners, Inc.:
warrants 5/2/17 (a)	8,557	8,628
warrants 5/30/17 (a)	17,900	22,600
Celgene Corp. (a)	1,064,361	92,759,061
Cell Therapeutics, Inc. warrants 7/6/16 (a)	46,404	932
Celldex Therapeutics, Inc. (a)(d)	413,902	5,417,977
Cellectar Biosciences, Inc. (a)	6,880	48,160
Cepheid, Inc. (a)	51,400	1,934,696
Cerulean Pharma, Inc.	530,000	2,135,900
Chimerix, Inc. (a)	130,682	2,969,095
Clovis Oncology, Inc. (a)(d)	140,534	5,122,464
CTI BioPharma Corp. (a)(d)	464,007	1,201,778
Cubist Pharmaceuticals, Inc.	262,881	16,009,453

	Shares	Value
Cytokinetics, Inc. (a)	67,916	$ 287,285
Cytokinetics, Inc. warrants 6/25/17 (a)	244,500	1,315
Dendreon Corp. (a)(d)	327,540	678,008
Dicerna Pharmaceuticals, Inc. (d)	45,606	685,002
Durata Therapeutics, Inc. (a)(d)	129,737	1,668,418
Dyax Corp. (a)	1,096,505	10,329,077
Dynavax Technologies Corp. (a)	5,369	7,946
Eleven Biotherapeutics, Inc. (d)	123,940	1,359,622
Emergent BioSolutions, Inc. (a)	146,555	3,224,210
Enanta Pharmaceuticals, Inc. (a)(d)	140,822	5,296,315
Epizyme, Inc. (a)(d)	647,371	20,275,660
Esperion Therapeutics, Inc. (a)(d)	10,708	153,446
Exact Sciences Corp. (a)(d)	183,159	2,859,112
Exelixis, Inc. (a)(d)	263,845	1,065,934
Fate Therapeutics, Inc.	145,502	877,377
Fibrocell Science, Inc. (a)	279,800	937,330
Foundation Medicine, Inc.	159,200	3,585,184
Genmab A/S (a)	113,500	4,551,659
Genocea Biosciences, Inc. (d)	97,179	1,691,886
Genomic Health, Inc. (a)	54,120	1,378,978
Geron Corp. (a)(d)	2,782,517	6,691,953
Gilead Sciences, Inc. (a)	2,554,512	233,865,568
Halozyme Therapeutics, Inc. (a)(d)	410,617	3,999,410
Heron Therapeutics, Inc. (a)(d)	65,145	572,625
Hyperion Therapeutics, Inc. (a)(d)	291,271	6,632,241
Ignyta, Inc. (a)(d)	237,700	1,930,124
Immune Design Corp. (a)	140,400	1,684,800
ImmunoGen, Inc. (a)(d)	184,438	1,988,242
Immunomedics, Inc. (a)(d)	575,159	1,863,515
Incyte Corp. (a)	450,174	21,414,777
Infinity Pharmaceuticals, Inc. (a)	185,334	1,684,686
Insys Therapeutics, Inc. (a)(d)	166,692	4,505,685
Intercept Pharmaceuticals, Inc. (a)	168,060	39,050,422
InterMune, Inc. (a)	804,065	35,274,332
Intrexon Corp. (d)	109,008	2,407,987
Ironwood Pharmaceuticals, Inc. Class A (a)	670,651	9,925,635
Isis Pharmaceuticals, Inc. (a)(d)	355,594	11,019,858
KaloBios Pharmaceuticals, Inc. (a)	165,702	273,408
Karyopharm Therapeutics, Inc. (d)	475,382	16,491,002
Keryx Biopharmaceuticals, Inc. (a)(d)	453,112	6,819,336
Kindred Biosciences, Inc.	191,920	2,924,861
Kite Pharma, Inc.	120,180	2,824,230
KYTHERA Biopharmaceuticals, Inc. (a)(d)	219,330	7,365,101
La Jolla Pharmaceutical Co. (a)(d)	189,944	1,850,055
Lexicon Pharmaceuticals, Inc. (a)	1,437,492	2,113,113
Ligand Pharmaceuticals, Inc. Class B (a)	156,285	7,684,533
Lion Biotechnologies, Inc. (a)	89,246	638,109
Macrogenics, Inc.	461,857	9,375,697
MannKind Corp. (a)(d)	1,151,662	9,627,894
Medivation, Inc. (a)	408,359	30,312,489
Merrimack Pharmaceuticals, Inc. (a)	60,200	355,782
MiMedx Group, Inc. (a)(d)	250,413	1,730,354
Common Stocks - continued
	Shares	Value
BIOTECHNOLOGY - CONTINUED
Biotechnology - continued
Minerva Neurosciences, Inc.	228,600	$ 1,442,466
Mirati Therapeutics, Inc. (a)	25,300	459,701
Momenta Pharmaceuticals, Inc. (a)	121,037	1,287,834
Myriad Genetics, Inc. (a)(d)	234,057	8,449,458
Neurocrine Biosciences, Inc. (a)	624,728	8,483,806
NewLink Genetics Corp. (a)(d)	252,479	5,347,505
Novavax, Inc. (a)(d)	2,301,331	9,964,763
Novelos Therapeutics, Inc. warrants 12/6/16 (a)	137,600	1
NPS Pharmaceuticals, Inc. (a)	439,525	12,280,329
OncoMed Pharmaceuticals, Inc. (d)	120,434	2,600,170
Ophthotech Corp. (d)	624,137	24,378,791
Opko Health, Inc. (a)(d)	791,951	6,985,008
Oragenics, Inc. (a)	250,308	438,039
Orexigen Therapeutics, Inc. (a)(d)	1,349,072	6,731,869
Organovo Holdings, Inc. (a)(d)	244,983	1,854,521
Osiris Therapeutics, Inc. (a)	203,971	3,018,771
OvaScience, Inc. (a)(d)	96,100	942,741
PDL BioPharma, Inc. (d)	99,788	936,011
Pharmacyclics, Inc. (a)	185,133	22,297,419
PolyMedix, Inc. (a)	7,142	143
PolyMedix, Inc. warrants 4/10/16 (a)	163,833	2
Portola Pharmaceuticals, Inc. (a)	248,117	6,237,661
Progenics Pharmaceuticals, Inc. (a)	607,944	2,905,972
Prosensa Holding BV (a)(d)	112,766	1,113,000
Protalix BioTherapeutics, Inc. (a)(d)	90,943	299,202
Prothena Corp. PLC (a)	54,500	946,120
PTC Therapeutics, Inc. (a)	233,912	6,179,955
Puma Biotechnology, Inc. (a)	203,549	45,130,884
Raptor Pharmaceutical Corp. (a)(d)	228,373	1,966,292
Receptos, Inc. (a)	229,010	9,483,304
Regeneron Pharmaceuticals, Inc. (a)	158,080	49,988,058
Regulus Therapeutics, Inc. (a)(d)	186,217	1,189,927
Repligen Corp. (a)	228,585	4,793,427
Rigel Pharmaceuticals, Inc. (a)	416,077	1,360,572
Sage Therapeutics, Inc. (a)	226,646	6,395,950
Sage Therapeutics, Inc.	25,896	657,707
Sangamo Biosciences, Inc. (a)(d)	982,368	11,670,532
Sarepta Therapeutics, Inc. (a)(d)	160,901	3,433,627
Seattle Genetics, Inc. (a)(d)	196,850	6,929,120
Sophiris Bio, Inc. (a)	141,653	368,298
Sorrento Therapeutics, Inc. (a)	45,800	249,152
Spectrum Pharmaceuticals, Inc. (a)	338,247	2,381,259
Stemline Therapeutics, Inc. (a)(d)	292,993	3,753,240
Sunesis Pharmaceuticals, Inc. (a)	443,217	2,916,368
Synageva BioPharma Corp. (a)(d)	168,200	11,506,562
Synergy Pharmaceuticals, Inc. (a)(d)	242,484	885,067
Synergy Pharmaceuticals, Inc. warrants 11/14/16 (a)	20,600	21,630

	Shares	Value
Synta Pharmaceuticals Corp. (a)(d)	471,286	$ 1,861,580
Synthetic Biologics, Inc. (a)	100	175
TESARO, Inc. (a)	153,779	4,422,684
Threshold Pharmaceuticals, Inc. (a)	92,584	389,779
Threshold Pharmaceuticals, Inc. warrants 3/16/16 (a)	35,146	67,297
Ultragenyx Pharmaceutical, Inc.	71,735	3,134,820
uniQure B.V.	63,432	648,275
United Therapeutics Corp. (a)	152,594	13,876,898
Verastem, Inc. (a)	202,208	1,494,317
Versartis, Inc. (a)(d)	211,002	4,304,441
Versartis, Inc.	97,274	1,785,951
Vertex Pharmaceuticals, Inc. (a)	951,126	84,564,613
Vical, Inc. (a)	659,862	864,419
Vital Therapies, Inc.	180,500	4,133,450
Xencor, Inc.	187,673	1,812,921
XOMA Corp. (a)	709,143	2,751,475
Zafgen, Inc. (d)	891,452	15,600,410
Zafgen, Inc.	129,125	2,033,719
ZIOPHARM Oncology, Inc. (a)(d)	59,779	187,108
		1,445,902,940
HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
Health Care Equipment - 0.0%
Alsius Corp. (a)	14,200	0
InVivo Therapeutics Holdings Corp. (a)	98,300	90,436
		90,436
LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Sciences Tools & Services - 0.0%
BG Medicine, Inc. (a)(d)	75,570	71,792
ChromaDex, Inc. (a)	143,866	192,780
Transgenomic, Inc. (a)	16,258	64,056
Transgenomic, Inc. warrants 2/3/17 (a)	81,000	1
		328,629
PERSONAL PRODUCTS - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	6,666	91,991
PHARMACEUTICALS - 5.0%
Pharmaceuticals - 5.0%
AcelRx Pharmaceuticals, Inc. (a)(d)	52,410	364,774
Achaogen, Inc. (a)	141,215	1,526,534
ALK-Abello A/S	1,500	216,318
Aradigm Corp. (a)	8,241	69,505
Aradigm Corp. (a)	545	4,633
Auxilium Pharmaceuticals, Inc. (a)(d)	200,238	4,008,765
AVANIR Pharmaceuticals Class A (a)	1,482,487	7,723,757
ContraVir Pharmaceuticals, Inc. (a)(d)	23,908	30,124
Egalet Corp. (d)	196,663	2,379,622
Endocyte, Inc. (a)	1,544	10,244
Horizon Pharma, Inc. (a)(d)	811,450	6,897,325
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Horizon Pharma, Inc. warrants 9/25/17 (a)	55,250	$ 226,964
Intra-Cellular Therapies, Inc. (d)	225,154	3,262,481
Jazz Pharmaceuticals PLC (a)	70,620	9,867,733
NeurogesX, Inc. (a)	187,202	880
Pacira Pharmaceuticals, Inc. (a)	152,160	13,998,720
Parnell Pharmaceuticals Holdings Ltd.	123,569	768,599
Perrigo Co. PLC	49	7,372
Relypsa, Inc.	182,613	4,128,880
Repros Therapeutics, Inc. (a)(d)	211,800	2,969,436
TherapeuticsMD, Inc. (a)(d)	818,700	3,798,768
Theravance Biopharma, Inc. (a)(d)	44,290	1,241,449
Theravance, Inc. (a)(d)	249,076	5,404,949
Zogenix, Inc. (a)	1,284,991	1,696,188
Zogenix, Inc. warrants 7/27/17 (a)	32,985	0
ZS Pharma, Inc.	191,186	5,355,120
		75,959,140
TOTAL COMMON STOCKS (Cost $1,192,632,509)		1,522,373,136
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.4%
BIOTECHNOLOGY - 0.3%
Biotechnology - 0.3%
Avalanche Biotechnologies, Inc. Series B (f)	89,832	2,262,958
ProQR Therapeutics BV (f)	2,337	1,643,477
		3,906,435
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
aTyr Pharma, Inc. 8.00% (a)(f)	282,494	714,427
Kolltan Pharmaceuticals, Inc. Series D (f)	1,610,391	1,610,391
		2,324,818
TOTAL CONVERTIBLE PREFERRED STOCKS		6,231,253
Nonconvertible Preferred Stocks - 0.0%
BIOTECHNOLOGY - 0.0%
Biotechnology - 0.0%
Moderna LLC Series D, 8.00% (f)	26,918	574,161

	Shares	Value
PHARMACEUTICALS - 0.0%
Pharmaceuticals - 0.0%
Equilibrate Asia Therapeutics Series D (a)(f)	299,320	$ 4,885
Equilibrate Worldwide Therapeutics Series D (a)(f)	299,320	12,024
Neuropathic Worldwide Therapeutics Series D (a)(f)	299,320	2,254
Oculus Worldwide Therapeutics Series D (a)(f)	299,320	3,756
Orchestrate U.S. Therapeutics, Inc. Series D (a)(f)	299,320	5,259
Orchestrate Worldwide Therapeutics Series D (a)(f)	299,320	9,393
		37,571
TOTAL NONCONVERTIBLE PREFERRED STOCKS		611,732
TOTAL PREFERRED STOCKS (Cost $5,308,379)		6,842,985
Money Market Funds - 8.4%

Fidelity Cash Central Fund, 0.11% (b)	6,633,107	6,633,107
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	121,475,612	121,475,612
TOTAL MONEY MARKET FUNDS (Cost $128,108,719)		128,108,719
TOTAL INVESTMENT PORTFOLIO - 108.3% (Cost $1,326,049,607)		1,657,324,840
NET OTHER ASSETS (LIABILITIES) - (8.3)%		(126,798,273)
NET ASSETS - 100%		$ 1,530,526,567
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,842,985 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
aTyr Pharma, Inc. 8.00%	4/8/13 - 5/17/13	$ 714,427
Avalanche Biotechnologies, Inc. Series B	4/17/14	$ 676,435
Equilibrate Asia Therapeutics Series D	5/17/13	$ 4,885
Equilibrate Worldwide Therapeutics Series D	5/17/13	$ 12,024
Kolltan Pharmaceuticals, Inc. Series D	3/13/14	$ 1,610,391
Moderna LLC Series D, 8.00%	11/6/13	$ 574,161
Neuropathic Worldwide Therapeutics Series D	5/17/13	$ 2,254
Oculus Worldwide Therapeutics Series D	5/17/13	$ 3,756
Orchestrate U.S. Therapeutics, Inc. Series D	5/17/13	$ 5,259
Orchestrate Worldwide Therapeutics Series D	5/17/13	$ 9,393
ProQR Therapeutics BV	4/17/14	$ 1,695,394
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,703
Fidelity Securities Lending Cash Central Fund	2,336,849
Total	$ 2,349,552
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aldeyra Therapeutics, Inc.	$ -	$ 2,219,341	$ -	$ -	$ 993,513
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,522,373,136	$ 1,517,542,064	$ 4,831,072	$ -
Preferred Stocks	6,842,985	-	2,262,958	4,580,027
Money Market Funds	128,108,719	128,108,719	-	-
Total Investments in Securities:	$ 1,657,324,840	$ 1,645,650,783	$ 7,094,030	$ 4,580,027

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $113,523,863) - See accompanying schedule: Unaffiliated issuers (cost $1,195,721,547)	$ 1,528,222,608
Fidelity Central Funds (cost $128,108,719)	128,108,719
Other affiliated issuers (cost $2,219,341)	993,513
Total Investments (cost $1,326,049,607)		$ 1,657,324,840
Receivable for investments sold		2,417,358
Receivable for fund shares sold		4,396,165
Distributions receivable from Fidelity Central Funds		397,907
Other receivables		2,321
Total assets		1,664,538,591

Liabilities
Payable for investments purchased	$ 7,112,941
Payable for fund shares redeemed	3,836,805
Accrued management fee	704,864
Distribution and service plan fees payable	473,542
Other affiliated payables	299,092
Other payables and accrued expenses	109,168
Collateral on securities loaned, at value	121,475,612
Total liabilities		134,012,024

Net Assets		$ 1,530,526,567
Net Assets consist of:
Paid in capital		$ 1,197,814,678
Accumulated net investment loss		(6,816,483)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,253,139
Net unrealized appreciation (depreciation) on investments		331,275,233
Net Assets		$ 1,530,526,567

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($602,624,740 ÷ 29,846,642 shares)	$ 20.19

Maximum offering price per share (100/94.25 of $20.19)	$ 21.42
Class T: Net Asset Value and redemption price per share ($95,944,608 ÷ 4,946,945 shares)	$ 19.39

Maximum offering price per share (100/96.50 of $19.39)	$ 20.09
Class B: Net Asset Value and offering price per share ($6,100,958 ÷ 338,728 shares)A	$ 18.01

Class C: Net Asset Value and offering price per share ($359,967,256 ÷ 19,952,054 shares)A	$ 18.04

Institutional Class: Net Asset Value, offering price and redemption price per share ($465,889,005 ÷ 22,084,357 shares)	$ 21.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 2,482,457
Interest		2,977
Income from Fidelity Central Funds (including $2,336,849 from security lending)		2,349,552
Total income		4,834,986

Expenses
Management fee	$ 6,811,384
Transfer agent fees	2,583,031
Distribution and service plan fees	4,548,469
Accounting and security lending fees	411,556
Custodian fees and expenses	59,779
Independent trustees' compensation	27,881
Registration fees	237,578
Audit	46,947
Legal	12,413
Interest	1,541
Miscellaneous	10,548
Total expenses before reductions	14,751,127
Expense reductions	(34,011)	14,717,116
Net investment income (loss)		(9,882,130)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,834,775
Foreign currency transactions	918
Total net realized gain (loss)		15,835,693
Change in net unrealized appreciation (depreciation) on investment securities		126,643,560
Net gain (loss)		142,479,253
Net increase (decrease) in net assets resulting from operations		$ 132,597,123

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (9,882,130)	$ (2,400,307)
Net realized gain (loss)	15,835,693	(3,418,106)
Change in net unrealized appreciation (depreciation)	126,643,560	172,587,152
Net increase (decrease) in net assets resulting from operations	132,597,123	166,768,739
Distributions to shareholders from net realized gain	(3,083,051)	(10,422,000)
Share transactions - net increase (decrease)	713,552,409	368,981,342
Redemption fees	133,198	20,216
Total increase (decrease) in net assets	843,199,679	525,348,297

Net Assets
Beginning of period	687,326,888	161,978,591
End of period (including accumulated net investment loss of $6,816,483 and accumulated net investment loss of $1,831,365, respectively)	$ 1,530,526,567	$ 687,326,888

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 17.25	$ 11.79	$ 8.81	$ 6.67	$ 6.94
Income from Investment Operations
Net investment income (loss) C	(.13)	(.09)	(.07)	(.07) F	(.08) G
Net realized and unrealized gain (loss)	3.12	6.24	3.05	2.21	(.19)
Total from investment operations	2.99	6.15	2.98	2.14	(.27)
Distributions from net realized gain	(.05)	(.69)	-	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 20.19	$ 17.25	$ 11.79	$ 8.81	$ 6.67
Total ReturnA, B	17.38%	54.94%	33.83%	32.08%	(3.89)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.08%	1.15%	1.27%	1.35%	1.39%
Expenses net of fee waivers, if any	1.08%	1.15%	1.27%	1.35%	1.39%
Expenses net of all reductions	1.08%	1.14%	1.27%	1.34%	1.38%
Net investment income (loss)	(.68)%	(.63)%	(.73)%	(.91)% F	(1.15)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 602,625	$ 286,695	$ 68,993	$ 30,639	$ 20,154
Portfolio turnover rateE	50%	22%	82%	99%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 16.63	$ 11.42	$ 8.56	$ 6.50	$ 6.78
Income from Investment Operations
Net investment income (loss) C	(.19)	(.12)	(.10)	(.09) F	(.09) G
Net realized and unrealized gain (loss)	3.00	6.02	2.96	2.15	(.19)
Total from investment operations	2.81	5.90	2.86	2.06	(.28)
Distributions from net realized gain	(.05)	(.69)	-	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 19.39	$ 16.63	$ 11.42	$ 8.56	$ 6.50
Total ReturnA, B	16.95%	54.50%	33.41%	31.69%	(4.13)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.41%	1.46%	1.56%	1.64%	1.69%
Expenses net of fee waivers, if any	1.41%	1.46%	1.56%	1.64%	1.65%
Expenses net of all reductions	1.40%	1.46%	1.56%	1.64%	1.64%
Net investment income (loss)	(1.01)%	(.94)%	(1.02)%	(1.21)% F	(1.41)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,945	$ 67,887	$ 28,154	$ 16,454	$ 11,684
Portfolio turnover rateE	50%	22%	82%	99%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.34)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.55)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 15.52	$ 10.75	$ 8.09	$ 6.17	$ 6.47
Income from Investment Operations
Net investment income (loss) C	(.26)	(.17)	(.13)	(.12) F	(.12) G
Net realized and unrealized gain (loss)	2.80	5.63	2.79	2.04	(.18)
Total from investment operations	2.54	5.46	2.66	1.92	(.30)
Distributions from net realized gain	(.05)	(.69)	-	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.01	$ 15.52	$ 10.75	$ 8.09	$ 6.17
Total ReturnA, B	16.42%	53.76%	32.88%	31.12%	(4.64)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.89%	1.94%	2.03%	2.10%	2.14%
Expenses net of fee waivers, if any	1.89%	1.94%	2.03%	2.10%	2.14%
Expenses net of all reductions	1.88%	1.94%	2.02%	2.09%	2.13%
Net investment income (loss)	(1.49)%	(1.42)%	(1.49)%	(1.66)% F	(1.90)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,101	$ 8,136	$ 6,349	$ 5,849	$ 6,297
Portfolio turnover rateE	50%	22%	82%	99%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.79)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 15.53	$ 10.76	$ 8.10	$ 6.18	$ 6.47
Income from Investment Operations
Net investment income (loss) C	(.25)	(.17)	(.13)	(.12) F	(.12) G
Net realized and unrealized gain (loss)	2.81	5.63	2.79	2.04	(.17)
Total from investment operations	2.56	5.46	2.66	1.92	(.29)
Distributions from net realized gain	(.05)	(.69)	-	-	-
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.04	$ 15.53	$ 10.76	$ 8.10	$ 6.18
Total ReturnA, B	16.54%	53.71%	32.84%	31.07%	(4.48)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.83%	1.88%	2.01%	2.10%	2.14%
Expenses net of fee waivers, if any	1.83%	1.88%	2.01%	2.10%	2.14%
Expenses net of all reductions	1.83%	1.87%	2.01%	2.09%	2.13%
Net investment income (loss)	(1.43)%	(1.36)%	(1.47)%	(1.66)% F	(1.90)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 359,967	$ 146,684	$ 31,710	$ 15,787	$ 11,421
Portfolio turnover rateE	50%	22%	82%	99%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.79)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 17.97	$ 12.22	$ 9.10	$ 6.87	$ 7.12
Income from Investment Operations
Net investment income (loss) B	(.08)	(.05)	(.04)	(.05) E	(.06) F
Net realized and unrealized gain (loss)	3.26	6.49	3.16	2.28	(.19)
Total from investment operations	3.18	6.44	3.12	2.23	(.25)
Distributions from net realized gain	(.05)	(.69)	-	-	-
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 21.10	$ 17.97	$ 12.22	$ 9.10	$ 6.87
Total ReturnA	17.74%	55.39%	34.29%	32.46%	(3.51)%
Ratios to Average Net Assets C, G
Expenses before reductions	.81%	.85%	.95%	1.04%	1.07%
Expenses net of fee waivers, if any	.81%	.85%	.95%	1.04%	1.07%
Expenses net of all reductions	.80%	.84%	.94%	1.03%	1.06%
Net investment income (loss)	(.41)%	(.32)%	(.40)%	(.60)% E	(.83)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 465,889	$ 177,926	$ 26,772	$ 5,903	$ 3,008
Portfolio turnover rateD	50%	22%	82%	99%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.73)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.97)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 448,874,092
Gross unrealized depreciation	(123,618,223)
Net unrealized appreciation (depreciation) on securities	$ 325,255,869

Tax Cost	$ 1,332,068,971

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 14,272,505
Net unrealized appreciation (depreciation) on securities and other investments	$ 325,255,869

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Long-term Capital Gains	$ 3,083,051	$ 10,422,000

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,320,090,617 and $610,606,472, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,277,012	$ 34,881
Class T	.25%	.25%	434,339	2,886
Class B	.75%	.25%	77,485	58,326
Class C	.75%	.25%	2,759,633	1,738,659
			$ 4,548,469	$ 1,834,752

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,085,516
Class T	76,720
Class B*	13,831
Class C*	127,045
$ 1,303,112

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,070,342.21
Class T	248,578.29
Class B	20,560.27
Class C	575,016.21
Institutional Class	668,535.19
	$ 2,583,031

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $26,947 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,730,048.32%		$ 1,236

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,946 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit

Annual Report

7. Security Lending - continued

and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $4,645,000. The weighted average interest rate was .59%. The interest expense amounted to $305 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $34,011 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net realized gain
Class A	$ 1,291,021	$ 4,291,683
Class T	234,772	1,771,667
Class B	24,488	386,626
Class C	722,216	2,278,583
Institutional Class	810,554	1,693,441
Total	$ 3,083,051	$ 10,422,000

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	26,291,422	13,694,524	$ 513,888,215	$ 191,221,226
Reinvestment of distributions	64,680	314,111	1,162,299	3,649,967
Shares redeemed	(13,129,582)	(3,240,220)	(254,303,314)	(42,003,741)
Net increase (decrease)	13,226,520	10,768,415	$ 260,747,200	$ 152,867,452
Class T
Shares sold	2,490,442	2,069,871	$ 47,007,190	$ 26,930,551
Reinvestment of distributions	13,197	149,494	228,306	1,678,816
Shares redeemed	(1,639,876)	(601,268)	(30,470,117)	(7,670,183)
Net increase (decrease)	863,763	1,618,097	$ 16,765,379	$ 20,939,184
Class B
Shares sold	92,681	144,734	$ 1,623,597	$ 1,825,757
Reinvestment of distributions	1,384	32,327	22,292	340,408
Shares redeemed	(279,647)	(243,257)	(4,810,522)	(2,832,185)
Net increase (decrease)	(185,582)	(66,196)	$ (3,164,633)	$ (666,020)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class C
Shares sold	14,509,075	7,472,327	$ 256,484,365	$ 93,824,317
Reinvestment of distributions	36,658	172,010	591,299	1,812,981
Shares redeemed	(4,036,055)	(1,149,639)	(69,713,827)	(13,555,676)
Net increase (decrease)	10,509,678	6,494,698	$ 187,361,837	$ 82,081,622
Institutional Class
Shares sold	21,677,297	9,398,986	$ 442,824,898	$ 138,330,404
Reinvestment of distributions	35,974	114,710	674,146	1,385,697
Shares redeemed	(9,529,193)	(1,804,114)	(191,656,418)	(25,956,997)
Net increase (decrease)	12,184,078	7,709,582	$ 251,842,626	$ 113,759,104

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Communications Equipment Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	17.06%	11.18%	6.87%

A Prior to October 1, 2006, Fidelity Advisor Communications Equipment Fund was named Fidelity Advisor Developing Communications Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Communications Equipment Fund - Institutional Class on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Ali Khan, Portfolio Manager of Fidelity Advisor® Communications Equipment Fund: For the year, the fund's Institutional Class shares returned 17.06%, topping the 16.29% advance of the S&P® Custom Communications Equipment Index and the S&P 500®. While communications equipment stocks handily outperformed the broader market during the first six months of the period, driven especially by strength in the technology hardware, storage & peripherals segment, the S&P 500® played some catch-up in the second half. I generally had good success with my method of buying above-average businesses at below-average valuations. However, our positions in two stocks in the industry benchmark were particularly unrewarding and kept the fund from finishing with better relative results. The fund's largest relative detractor was Finland-based Nokia, an index component in which the fund had a sizable underweighting to start the period because I thought the firm faced significant challenges from smartphone rivals such as Apple and Korea's Samsung Electronics. However, Nokia's stock price more than doubled during the period, with most of this gain occurring in September 2013, the month Microsoft announced plans to buy the company's handset business and license many of its patents. I added to our stake here to bring the position more in line with the fund's other telecom equipment holdings, although Nokia remained an underweighting at period end. The other significant relative detractor was Arris Group, an index component the fund didn't own that also posted an advance of more than 100% during the period. I was skeptical of the company's ability to integrate a recent large acquisition, but this process went more smoothly than I expected, which helped its stock. Conversely, the fund's top relative contributor was JDS Uniphase, a poorly performing index stock I avoided for most of the first half of the period. Like many telecom-related companies, this one tends to experience cyclical ebbs and flows in its fundamentals, and I thought investors had become too negative on the stock, so I began buying it in January. This worked out well, as I managed to avoid most of the downside in this stock. A non-benchmark position in Apple also worked out well. About six months prior to the start of the period, sentiment about this stock was relatively negative, and it was trading at a discount to similar companies. Apple was a good fit for my emphasis on high quality at reasonable valuation, so I established a position here. The stock responded with a gain of more than 51% for the year, so I trimmed our stake to nail down profits. An out-of-benchmark position in specialty server provider Super Micro Computer also proved timely. As I anticipated, the company's costs fell back in line and profits expanded when hard-disk drive manufacturing plants of the firm's Thailand-based suppliers came on line after recent flooding there abated. Subsequently, I thought this stock's price reflected most of the improvement I had anticipated, so I liquidated the position. The fund's cash position also lifted relative performance during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Communications Equipment Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.40%
Actual		$ 1,000.00	$ 1,052.00	$ 7.12
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,051.00	$ 8.39
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,048.70	$ 10.92
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,047.70	$ 10.92
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,052.90	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Communications Equipment Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	17.6	18.1
QUALCOMM, Inc.	14.8	16.0
Nokia Corp. sponsored ADR	5.5	4.5
Juniper Networks, Inc.	4.7	5.8
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4.6	4.4
Alcatel-Lucent SA sponsored ADR	3.5	3.6
Riverbed Technology, Inc.	3.3	3.0
F5 Networks, Inc.	3.3	4.9
Plantronics, Inc.	2.5	1.7
Motorola Solutions, Inc.	2.3	2.5
	62.1
Top Industries (% of fund's net assets)
As of July 31, 2014
Communications Equipment	73.4%
Technology Hardware, Storage & Peripherals	8.9%
Software	3.6%
Semiconductors & Semiconductor Equipment	2.7%
Internet Software & Services	2.5%
All Others*	8.9%

As of January 31, 2014
Communications Equipment	85.3%
Semiconductors & Semiconductor Equipment	2.9%
Computers & Peripherals	2.6%
Internet Software & Services	1.8%
IT Services	1.7%
All Others*	5.7%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Communications Equipment Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 91.9%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 73.4%
Communications Equipment - 73.4%
ADTRAN, Inc.	2,100	$ 46,704
ADVA Optical Networking SE (a)	16,128	59,994
Alcatel-Lucent SA sponsored ADR	147,057	504,406
Aruba Networks, Inc. (a)	12,340	220,392
Calix Networks, Inc. (a)	3,500	32,515
Ciena Corp. (a)(d)	4,200	82,026
Cisco Systems, Inc.	100,724	2,541,267
Comtech Telecommunications Corp.	400	13,520
Emulex Corp. (a)	5,200	30,576
F5 Networks, Inc. (a)	4,265	480,196
Finisar Corp. (a)(d)	3,900	76,947
InterDigital, Inc.	2,800	123,452
Ixia (a)	13,700	146,590
JDS Uniphase Corp. (a)	10,400	123,448
Juniper Networks, Inc.	28,588	672,962
Motorola Solutions, Inc.	5,247	334,129
NETGEAR, Inc. (a)	4,800	150,288
Palo Alto Networks, Inc. (a)	2,900	234,494
Plantronics, Inc.	7,800	366,366
Polycom, Inc. (a)	16,299	208,953
Procera Networks, Inc. (a)	1,200	12,012
QUALCOMM, Inc.	28,981	2,135,900
Radware Ltd. (a)	15,100	247,489
Riverbed Technology, Inc. (a)	26,858	480,758
Ruckus Wireless, Inc. (a)	14,900	192,359
Sonus Networks, Inc. (a)	47,600	168,028
Spirent Communications PLC	46,800	81,304
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	53,020	659,039
ViaSat, Inc. (a)	2,300	134,481
Wi-Lan, Inc. (d)	15,100	48,471
		10,609,066
ELECTRICAL EQUIPMENT - 0.4%
Electrical Components & Equipment - 0.4%
General Cable Corp.	2,500	55,575
HEALTH CARE TECHNOLOGY - 0.4%
Health Care Technology - 0.4%
Vocera Communications, Inc. (a)	4,500	56,565
INTERNET SOFTWARE & SERVICES - 2.5%
Internet Software & Services - 2.5%
Google, Inc.:
Class A (a)	299	173,285
Class C (a)	309	176,624
Rackspace Hosting, Inc. (a)	600	18,174
		368,083
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
Semiconductors - 2.7%
Altera Corp.	8,200	268,304

	Shares	Value
Semtech Corp. (a)	3,100	$ 69,223
Xilinx, Inc.	1,400	57,582
		395,109
SOFTWARE - 3.6%
Application Software - 0.8%
BroadSoft, Inc. (a)	3,500	85,400
Interactive Intelligence Group, Inc. (a)	700	31,759
		117,159
Systems Software - 2.8%
Gigamon, Inc. (a)(d)	3,400	39,236
Imperva, Inc. (a)	2,400	53,208
Infoblox, Inc. (a)	7,100	86,052
Oracle Corp.	2,900	117,131
Rovi Corp. (a)	1,800	42,066
Symantec Corp.	2,700	63,882
		401,575
TOTAL SOFTWARE		518,734
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 8.9%
Technology Hardware, Storage & Peripherals - 8.9%
Apple, Inc.	732	69,957
BlackBerry Ltd. (a)(d)	31,900	297,627
Nokia Corp. sponsored ADR	99,920	792,366
QLogic Corp. (a)	13,500	122,850
		1,282,800
TOTAL COMMON STOCKS (Cost $10,944,115)		13,285,932
Money Market Funds - 12.9%

Fidelity Cash Central Fund, 0.11% (b)	1,291,510	1,291,510
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	575,130	575,130
TOTAL MONEY MARKET FUNDS (Cost $1,866,640)		1,866,640
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $12,810,755)		15,152,572
NET OTHER ASSETS (LIABILITIES) - (4.8)%		(698,431)
NET ASSETS - 100%		$ 14,454,141
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 870
Fidelity Securities Lending Cash Central Fund	8,602
Total	$ 9,472
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	81.3%
Finland	5.5%
Sweden	4.6%
France	3.5%
Canada	2.4%
Israel	1.7%
Others (Individually Less Than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $537,295) - See accompanying schedule: Unaffiliated issuers (cost $10,944,115)	$ 13,285,932
Fidelity Central Funds (cost $1,866,640)	1,866,640
Total Investments (cost $12,810,755)		$ 15,152,572
Receivable for investments sold		15,024
Receivable for fund shares sold		35,128
Dividends receivable		309
Distributions receivable from Fidelity Central Funds		200
Receivable from investment adviser for expense reductions		1,773
Other receivables		144
Total assets		15,205,150

Liabilities
Payable for investments purchased	$ 117,216
Payable for fund shares redeemed	4,450
Accrued management fee	6,703
Distribution and service plan fees payable	5,337
Other affiliated payables	3,821
Other payables and accrued expenses	38,352
Collateral on securities loaned, at value	575,130
Total liabilities		751,009

Net Assets		$ 14,454,141
Net Assets consist of:
Paid in capital		$ 12,822,685
Undistributed net investment income		23,615
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(733,978)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,341,819
Net Assets		$ 14,454,141

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,724,918 ÷ 395,651 shares)	$ 11.94

Maximum offering price per share (100/94.25 of $11.94)	$ 12.67
Class T: Net Asset Value and redemption price per share ($3,994,896 ÷ 345,995 shares)	$ 11.55

Maximum offering price per share (100/96.50 of $11.55)	$ 11.97
Class B: Net Asset Value and offering price per share ($398,527 ÷ 37,018 shares)A	$ 10.77

Class C: Net Asset Value and offering price per share ($2,744,102 ÷ 255,018 shares)A	$ 10.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,591,698 ÷ 209,876 shares)	$ 12.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 221,137
Special dividends		35,460
Interest		20
Income from Fidelity Central Funds		9,472
Income before foreign taxes withheld		266,089
Less foreign taxes withheld		(15,265)
Total income		250,824

Expenses
Management fee	$ 77,401
Transfer agent fees	40,560
Distribution and service plan fees	58,052
Accounting and security lending fees	5,571
Custodian fees and expenses	8,600
Independent trustees' compensation	335
Registration fees	53,414
Audit	46,702
Legal	256
Interest	547
Miscellaneous	517
Total expenses before reductions	291,955
Expense reductions	(73,726)	218,229
Net investment income (loss)		32,595
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	685,929
Foreign currency transactions	(136)
Total net realized gain (loss)		685,793
Change in net unrealized appreciation (depreciation) on: Investment securities	1,223,848
Assets and liabilities in foreign currencies	2
Total change in net unrealized appreciation (depreciation)		1,223,850
Net gain (loss)		1,909,643
Net increase (decrease) in net assets resulting from operations		$ 1,942,238

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,595	$ (7,046)
Net realized gain (loss)	685,793	329,684
Change in net unrealized appreciation (depreciation)	1,223,850	2,517,574
Net increase (decrease) in net assets resulting from operations	1,942,238	2,840,212
Distributions to shareholders from net investment income	-	(3,925)
Share transactions - net increase (decrease)	1,539,076	(1,708,594)
Redemption fees	568	1,030
Total increase (decrease) in net assets	3,481,882	1,128,723

Net Assets
Beginning of period	10,972,259	9,843,536
End of period (including undistributed net investment income of $23,615 and accumulated net investment loss of $8,844, respectively)	$ 14,454,141	$ 10,972,259

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.22	$ 7.71	$ 9.73	$ 8.67	$ 7.28
Income from Investment Operations
Net investment income (loss) C	.04 F	.02	(.01)	(.06)	(.11)
Net realized and unrealized gain (loss)	1.68	2.50	(1.81)	1.12	1.50
Total from investment operations	1.72	2.52	(1.82)	1.06	1.39
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	-	-	(.20)	-	-
Total distributions	-	(.01)	(.20)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.94	$ 10.22	$ 7.71	$ 9.73	$ 8.67
Total ReturnA, B	16.83%	32.65%	(18.88)%	12.23%	19.09%
Ratios to Average Net Assets D, G
Expenses before reductions	1.96%	2.22%	1.96%	1.64%	1.90%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.37%	1.39%	1.39%	1.38%
Net investment income (loss)	.40% F	.18%	(.16)%	(.60)%	(1.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,725	$ 3,962	$ 3,568	$ 8,787	$ 4,860
Portfolio turnover rateE	160%	33%	79%	101%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.91	$ 7.49	$ 9.48	$ 8.46	$ 7.13
Income from Investment Operations
Net investment income (loss) C	.02 F	(.01)	(.03)	(.09)	(.13)
Net realized and unrealized gain (loss)	1.62	2.43	(1.76)	1.11	1.46
Total from investment operations	1.64	2.42	(1.79)	1.02	1.33
Distributions from net realized gain	-	-	(.20)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.55	$ 9.91	$ 7.49	$ 9.48	$ 8.46
Total ReturnA, B	16.55%	32.31%	(19.06)%	12.06%	18.65%
Ratios to Average Net Assets D, G
Expenses before reductions	2.25%	2.52%	2.27%	1.97%	2.20%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.62%	1.64%	1.64%	1.63%
Net investment income (loss)	.14% F	(.07)%	(.41)%	(.85)%	(1.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,995	$ 3,342	$ 2,843	$ 4,607	$ 3,273
Portfolio turnover rateE	160%	33%	79%	101%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 7.05	$ 8.99	$ 8.06	$ 6.83
Income from Investment Operations
Net investment income (loss) C	(.04) F	(.05)	(.07)	(.13)	(.16)
Net realized and unrealized gain (loss)	1.53	2.28	(1.67)	1.06	1.39
Total from investment operations	1.49	2.23	(1.74)	.93	1.23
Distributions from net realized gain	-	-	(.20)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.77	$ 9.28	$ 7.05	$ 8.99	$ 8.06
Total ReturnA, B	16.06%	31.63%	(19.56)%	11.54%	18.01%
Ratios to Average Net Assets D, G
Expenses before reductions	2.74%	3.00%	2.71%	2.47%	2.68%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.13%	2.13%	2.14%	2.13%
Net investment income (loss)	(.36)% F	(.57)%	(.91)%	(1.35)%	(2.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 399	$ 480	$ 570	$ 1,316	$ 1,408
Portfolio turnover rateE	160%	33%	79%	101%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 7.05	$ 8.98	$ 8.06	$ 6.82
Income from Investment Operations
Net investment income (loss) C	(.04) F	(.05)	(.07)	(.13)	(.16)
Net realized and unrealized gain (loss)	1.52	2.28	(1.66)	1.05	1.40
Total from investment operations	1.48	2.23	(1.73)	.92	1.24
Distributions from net realized gain	-	-	(.20)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.76	$ 9.28	$ 7.05	$ 8.98	$ 8.06
Total ReturnA, B	15.95%	31.63%	(19.47)%	11.41%	18.18%
Ratios to Average Net Assets D, G
Expenses before reductions	2.73%	2.98%	2.71%	2.40%	2.67%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.12%	2.14%	2.14%	2.13%
Net investment income (loss)	(.35)% F	(.57)%	(.91)%	(1.35)%	(2.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,744	$ 2,334	$ 2,142	$ 5,866	$ 3,029
Portfolio turnover rateE	160%	33%	79%	101%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.55	$ 7.95	$ 10.00	$ 8.88	$ 7.45
Income from Investment Operations
Net investment income (loss) B	.08 E	.04	.01	(.04)	(.09)
Net realized and unrealized gain (loss)	1.72	2.58	(1.86)	1.16	1.52
Total from investment operations	1.80	2.62	(1.85)	1.12	1.43
Distributions from net investment income	-	(.02)	-	-	-
Distributions from net realized gain	-	-	(.20)	-	-
Total distributions	-	(.02)	(.20)	-	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 12.35	$ 10.55	$ 7.95	$ 10.00	$ 8.88
Total ReturnA	17.06%	32.92%	(18.66)%	12.61%	19.19%
Ratios to Average Net Assets C, F
Expenses before reductions	1.45%	1.93%	1.66%	1.22%	1.54%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.12%	1.13%	1.14%	1.13%
Net investment income (loss)	.65% E	.43%	.10%	(.35)%	(1.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,592	$ 855	$ 721	$ 2,855	$ 1,717
Portfolio turnover rateD	160%	33%	79%	101%	106%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .39%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,568,670
Gross unrealized depreciation	(385,372)
Net unrealized appreciation (depreciation) on securities	$ 2,183,298

Tax Cost	$ 12,969,274

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 23,616
Capital loss carryforward	$ (575,460)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,183,300

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (575,460)

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ -	$ 3,925

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $21,079,675 and $19,926,735, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment advisor and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 10,291	$ 137
Class T	.25%	.25%	18,664	-
Class B	.75%	.25%	4,228	3,171
Class C	.75%	.25%	24,869	4,459
			$ 58,052	$ 7,767

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,542
Class T	1,750
Class B*	1,323
Class C*	285
$ 6,900

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 12,773.31
Class T	13,022.35
Class B	1,316.31
Class C	7,789.31
Institutional Class	5,660.17
	$ 40,560

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,773 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $24 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,602. During the period, there were no securities loaned to FCM.

Annual Report

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $6,771,400. The weighted average interest rate was .58%. The interest expense amounted to $547 under the bank borrowing program.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.40%	$ 23,119
Class T	1.65%	22,382
Class B	2.15%	2,485
Class C	2.15%	14,282
Institutional Class	1.15%	9,684
		$ 71,952

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,765 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ -	$ 2,612
Institutional Class	-	1,313
Total	$ -	$ 3,925

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	118,184	119,229	$ 1,378,044	$ 1,075,395
Reinvestment of distributions	-	272	-	2,398
Shares redeemed	(110,145)	(194,578)	(1,218,133)	(1,739,434)
Net increase (decrease)	8,039	(75,077)	$ 159,911	$ (661,641)
Class T
Shares sold	51,248	54,310	$ 564,493	$ 477,965
Shares redeemed	(42,610)	(96,623)	(470,057)	(817,480)
Net increase (decrease)	8,638	(42,313)	$ 94,436	$ (339,515)
Class B
Shares sold	64	612	$ 624	$ 4,500
Shares redeemed	(14,700)	(29,754)	(144,244)	(242,910)
Net increase (decrease)	(14,636)	(29,142)	$ (143,620)	$ (238,410)
Class C
Shares sold	74,081	99,311	$ 769,830	$ 848,531
Shares redeemed	(70,636)	(151,640)	(715,373)	(1,232,762)
Net increase (decrease)	3,445	(52,329)	$ 54,457	$ (384,231)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Institutional Class
Shares sold	1,448,765	37,292	$ 17,115,064	$ 354,493
Reinvestment of distributions	-	122	-	1,105
Shares redeemed	(1,319,932)	(47,116)	(15,741,172)	(440,395)
Net increase (decrease)	128,833	(9,702)	$ 1,373,892	$ (84,797)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Consumer Discretionary Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	9.61%	20.11%	9.01%

A Prior to October 1, 2006, Fidelity Advisor Consumer Discretionary Fund was named Fidelity Advisor Consumer Industries Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Discretionary Fund - Institutional Class on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Peter Dixon, who became Portfolio Manager of Portfolio Manager of Fidelity Advisor® Consumer Discretionary Fund on July 1, 2014: For the year, the fund's Institutional Class shares advanced 9.61%, underperforming the 12.63% gain of the MSCI U.S. IMI Consumer Discretionary 25-50 Index and the S&P 500®. The sector tumbled after a long stretch of outperformance, as a harsh winter hindered sales for brick-and-mortar retailers. Intense competition in the industry hurt margins, which dampened the performance of many stocks in the index. Multiple factors weighed on consumers' discretionary spending, including concern over rising oil prices in the period's second half, tepid wage growth and an uptick in inflation, despite reduced personal debt loads. However, fundamentals appeared to be improving, as housing strengthened, unemployment trended lower and auto sales increased. Signs of economic improvement in the broad market, despite some volatility, also helped consumer confidence. Looking at individual stocks, it hurt the most to underweight Internet and cable provider Comcast. In January, the stock benefited from speculation that the firm would merge with another cable giant, Time Warner. Additionally, Comcast announced higher fourth-quarter revenue, raised its dividend and authorized a new share repurchase program, which pleased investors. Elsewhere, off-price retailer Ross Stores detracted, as the stock fell on weak first-quarter financial results, dampened by ongoing softness in retail foot traffic. Ross Stores was not held in the fund at period end. Conversely, an overweighting in digital cable provider DIRECTV was the fund's biggest individual contributor. The stock jumped in May when the company announced it would be acquired by telecom giant AT&T. Apparel retail was another source of strength. Here, it helped to overweight athletic footwear seller Foot Locker, as the firm reported quarterly financial results that easily surpassed analysts' expectations, benefiting from growing demand for specialty sneakers. Additionally, investors liked management's consistent stock-repurchase program, as well as recently announced plans to remodel more than 300 retail stores in 2014 - both of which drove the stock higher.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.16%
Actual		$ 1,000.00	$ 1,038.40	$ 5.86
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class T	1.45%
Actual		$ 1,000.00	$ 1,036.50	$ 7.32
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.25
Class B	1.97%
Actual		$ 1,000.00	$ 1,033.90	$ 9.93
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.92%
Actual		$ 1,000.00	$ 1,033.90	$ 9.68
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,040.10	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	6.6	6.1
Home Depot, Inc.	5.5	0.0
priceline.com, Inc.	3.8	2.4
TJX Companies, Inc.	3.5	2.7
DIRECTV	3.5	3.7
CBS Corp. Class B	3.3	0.0
Time Warner Cable, Inc.	3.3	0.0
NIKE, Inc. Class B	3.2	0.4
Time Warner, Inc.	3.1	3.1
Twenty-First Century Fox, Inc. Class A	2.9	3.7
	38.7
Top Industries (% of fund's net assets)
As of July 31, 2014
Media	33.0%
Specialty Retail	19.1%
Hotels, Restaurants & Leisure	14.8%
Textiles, Apparel & Luxury Goods	11.1%
Internet & Catalog Retail	5.6%
All Others*	16.4%

As of January 31, 2014
Specialty Retail	27.2%
Media	22.0%
Hotels, Restaurants & Leisure	14.8%
Multiline Retail	11.6%
Textiles, Apparel & Luxury Goods	9.4%
All Others*	15.0%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
AUTO COMPONENTS - 4.4%
Auto Parts & Equipment - 4.4%
Delphi Automotive PLC	46,084	$ 3,078,411
Tenneco, Inc. (a)	35,800	2,280,460
		5,358,871
AUTOMOBILES - 1.3%
Automobile Manufacturers - 1.3%
Ford Motor Co.	32,951	560,826
General Motors Co.	7,500	253,650
Hyundai Motor Co.	1,568	371,137
Tata Motors Ltd.	51,639	377,741
		1,563,354
BEVERAGES - 0.5%
Soft Drinks - 0.5%
Monster Beverage Corp. (a)	10,100	645,996
COMMERCIAL SERVICES & SUPPLIES - 2.4%
Diversified Support Services - 2.4%
KAR Auction Services, Inc.	100,904	2,957,496
FOOD PRODUCTS - 0.5%
Packaged Foods & Meats - 0.5%
Keurig Green Mountain, Inc.	5,600	667,968
HOTELS, RESTAURANTS & LEISURE - 14.8%
Casinos & Gaming - 2.6%
Las Vegas Sands Corp.	27,900	2,060,415
Wynn Resorts Ltd.	5,300	1,129,960
		3,190,375
Hotels, Resorts & Cruise Lines - 3.7%
Marriott International, Inc. Class A	22,250	1,439,798
Wyndham Worldwide Corp.	39,786	3,005,832
		4,445,630
Restaurants - 8.5%
Fiesta Restaurant Group, Inc. (a)	17,500	794,150
Jubilant Foodworks Ltd. (a)	15,613	322,547
McDonald's Corp.	13,677	1,293,297
Ruth's Hospitality Group, Inc.	47,200	535,720
Starbucks Corp.	46,000	3,573,280
Texas Roadhouse, Inc. Class A	52,041	1,294,780
Yum! Brands, Inc.	37,014	2,568,772
		10,382,546
TOTAL HOTELS, RESTAURANTS & LEISURE		18,018,551
HOUSEHOLD DURABLES - 2.3%
Homebuilding - 1.6%
KB Home	26,400	430,320
Lennar Corp. Class A	17,300	626,779
PulteGroup, Inc.	37,400	660,110
Ryland Group, Inc.	7,800	250,380
		1,967,589

	Shares	Value
Household Appliances - 0.7%
Whirlpool Corp.	6,100	$ 870,104
TOTAL HOUSEHOLD DURABLES		2,837,693
INTERNET & CATALOG RETAIL - 5.6%
Internet Retail - 5.6%
HomeAway, Inc. (a)	8,300	288,176
Liberty Interactive Corp. Series A (a)	67,468	1,892,477
priceline.com, Inc. (a)	3,740	4,646,763
		6,827,416
LEISURE PRODUCTS - 1.2%
Leisure Products - 1.2%
Brunswick Corp.	36,100	1,455,913
MEDIA - 33.0%
Advertising - 0.0%
MDC Partners, Inc. Class A (sub. vtg.)	600	12,596
Broadcasting - 6.0%
CBS Corp. Class B	71,800	4,080,394
ITV PLC	788,929	2,779,777
Liberty Media Corp. (a)	6,524	306,628
Liberty Media Corp. Class A (a)	3,262	153,477
		7,320,276
Cable & Satellite - 11.6%
Cablevision Systems Corp. - NY Group Class A	32,600	626,572
Comcast Corp. Class A	64,800	3,481,704
DIRECTV (a)	49,052	4,220,925
Liberty Global PLC:
Class A (a)	4,979	207,126
Class C	39,879	1,594,761
Time Warner Cable, Inc.	27,500	3,990,250
		14,121,338
Movies & Entertainment - 15.4%
The Walt Disney Co.	93,406	8,021,711
Time Warner, Inc.	46,000	3,818,920
Twenty-First Century Fox, Inc. Class A	113,033	3,580,885
Viacom, Inc. Class B (non-vtg.)	41,547	3,434,690
		18,856,206
TOTAL MEDIA		40,310,416
MULTILINE RETAIL - 1.1%
General Merchandise Stores - 1.1%
B&M European Value Retail S.A.	11,021	50,517
Dollar Tree, Inc. (a)	18,509	1,008,185
Don Quijote Holdings Co. Ltd.	4,600	248,556
		1,307,258
SPECIALTY RETAIL - 19.1%
Apparel Retail - 8.0%
Foot Locker, Inc.	44,851	2,131,768
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Apparel Retail - continued
L Brands, Inc.	57,600	$ 3,339,072
TJX Companies, Inc.	80,308	4,279,613
		9,750,453
Automotive Retail - 3.4%
AutoZone, Inc. (a)	4,000	2,068,120
O'Reilly Automotive, Inc. (a)	13,600	2,040,000
		4,108,120
Home Improvement Retail - 5.8%
Home Depot, Inc.	83,200	6,726,720
Lumber Liquidators Holdings, Inc. (a)	7,500	406,650
		7,133,370
Specialty Stores - 1.9%
PetSmart, Inc.	11,989	816,930
Tiffany & Co., Inc.	11,355	1,108,362
World Duty Free SpA (a)	32,264	368,523
		2,293,815
TOTAL SPECIALTY RETAIL		23,285,758
TEXTILES, APPAREL & LUXURY GOODS - 11.1%
Apparel, Accessories & Luxury Goods - 7.9%
Compagnie Financiere Richemont SA Series A	12,682	1,209,238
G-III Apparel Group Ltd. (a)	9,500	737,865
PVH Corp.	28,223	3,109,610
Ralph Lauren Corp.	17,225	2,684,689

	Shares	Value
Swatch Group AG (Bearer) (Reg.)	7,238	$ 726,787
VF Corp.	19,104	1,170,502
		9,638,691
Footwear - 3.2%
NIKE, Inc. Class B	50,917	3,927,228
TOTAL TEXTILES, APPAREL & LUXURY GOODS		13,565,919
TOTAL COMMON STOCKS (Cost $108,427,897)		118,802,609
Money Market Funds - 1.9%

Fidelity Cash Central Fund,0.11% (b) (Cost $2,393,097)	2,393,097	2,393,097
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $110,820,994)		121,195,706
NET OTHER ASSETS (LIABILITIES) - 0.8%		929,707
NET ASSETS - 100%		$ 122,125,413
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,753
Fidelity Securities Lending Cash Central Fund	7,580
Total	$ 9,333
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 118,802,609	$ 117,482,628	$ 1,319,981	$ -
Money Market Funds	2,393,097	2,393,097	-	-
Total Investments in Securities:	$ 121,195,706	$ 119,875,725	$ 1,319,981	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $108,427,897)	$ 118,802,609
Fidelity Central Funds (cost $2,393,097)	2,393,097
Total Investments (cost $110,820,994)		$ 121,195,706
Receivable for investments sold		2,088,341
Receivable for fund shares sold		1,242,249
Dividends receivable		59,439
Distributions receivable from Fidelity Central Funds		593
Other receivables		881
Total assets		124,587,209

Liabilities
Payable for investments purchased	$ 2,147,977
Payable for fund shares redeemed	145,142
Accrued management fee	58,219
Distribution and service plan fees payable	40,644
Other affiliated payables	29,647
Other payables and accrued expenses	40,167
Total liabilities		2,461,796

Net Assets		$ 122,125,413
Net Assets consist of:
Paid in capital		$ 99,673,196
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,076,670
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,375,547
Net Assets		$ 122,125,413

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($59,088,855 ÷ 2,992,378 shares)	$ 19.75

Maximum offering price per share (100/94.25 of $19.75)	$ 20.95
Class T: Net Asset Value and redemption price per share ($18,778,973 ÷ 1,001,304 shares)	$ 18.75

Maximum offering price per share (100/96.50 of $18.75)	$ 19.43
Class B: Net Asset Value and offering price per share ($1,824,007 ÷ 108,800 shares)A	$ 16.76

Class C: Net Asset Value and offering price per share ($20,725,773 ÷ 1,234,221 shares)A	$ 16.79

Institutional Class: Net Asset Value, offering price and redemption price per share ($21,707,805 ÷ 1,033,749 shares)	$ 21.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Consumer Discretionary Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 1,169,025
Income from Fidelity Central Funds		9,333
Total income		1,178,358

Expenses
Management fee	$ 659,821
Transfer agent fees	288,052
Distribution and service plan fees	473,763
Accounting and security lending fees	47,082
Custodian fees and expenses	17,505
Independent trustees' compensation	2,852
Registration fees	68,818
Audit	55,807
Legal	1,505
Miscellaneous	1,610
Total expenses before reductions	1,616,815
Expense reductions	(7,754)	1,609,061
Net investment income (loss)		(430,703)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,601,848
Foreign currency transactions	(2,180)
Total net realized gain (loss)		17,599,668
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,704,472)
Assets and liabilities in foreign currencies	896
Total change in net unrealized appreciation (depreciation)		(7,703,576)
Net gain (loss)		9,896,092
Net increase (decrease) in net assets resulting from operations		$ 9,465,389

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (430,703)	$ (195,793)
Net realized gain (loss)	17,599,668	9,882,077
Change in net unrealized appreciation (depreciation)	(7,703,576)	10,583,809
Net increase (decrease) in net assets resulting from operations	9,465,389	20,270,093
Distributions to shareholders from net realized gain	(8,442,076)	(6,688,896)
Share transactions - net increase (decrease)	27,584,653	16,864,514
Redemption fees	3,923	6,411
Total increase (decrease) in net assets	28,611,889	30,452,122

Net Assets
Beginning of period	93,513,524	63,061,402
End of period	$ 122,125,413	$ 93,513,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.59	$ 16.22	$ 16.00	$ 12.75	$ 10.26
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	.01	(.02)	(.02)
Net realized and unrealized gain (loss)	1.75	5.04	1.07	3.27	2.51
Total from investment operations	1.71	5.02	1.08	3.25	2.49
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	(1.55)	(1.65)	(.83)	-	-
Total distributions	(1.55)	(1.65)	(.86)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.75	$ 19.59	$ 16.22	$ 16.00	$ 12.75
Total ReturnA, B	9.28%	33.65%	7.96%	25.49%	24.27%
Ratios to Average Net Assets D, F
Expenses before reductions	1.20%	1.31%	1.38%	1.39%	1.44%
Expenses net of fee waivers, if any	1.20%	1.31%	1.38%	1.39%	1.40%
Expenses net of all reductions	1.19%	1.29%	1.37%	1.38%	1.39%
Net investment income (loss)	(.21)%	(.10)%	.04%	(.15)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,089	$ 45,292	$ 26,547	$ 23,447	$ 19,423
Portfolio turnover rateE	171%	146%	217%	179%	163%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.68	$ 15.57	$ 15.43	$ 12.32	$ 9.94
Income from Investment Operations
Net investment income (loss) C	(.10)	(.06)	(.03)	(.06)	(.05)
Net realized and unrealized gain (loss)	1.67	4.81	1.02	3.17	2.43
Total from investment operations	1.57	4.75	.99	3.11	2.38
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	(1.50)	(1.64)	(.83)	-	-
Total distributions	(1.50)	(1.64)	(.85)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.75	$ 18.68	$ 15.57	$ 15.43	$ 12.32
Total ReturnA, B	8.94%	33.25%	7.62%	25.24%	23.94%
Ratios to Average Net Assets D, F
Expenses before reductions	1.50%	1.60%	1.64%	1.66%	1.71%
Expenses net of fee waivers, if any	1.50%	1.60%	1.64%	1.65%	1.65%
Expenses net of all reductions	1.49%	1.58%	1.63%	1.64%	1.64%
Net investment income (loss)	(.51)%	(.39)%	(.23)%	(.40)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,779	$ 15,613	$ 10,447	$ 9,897	$ 8,018
Portfolio turnover rateE	171%	146%	217%	179%	163%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 16.85	$ 14.23	$ 14.23	$ 11.42	$ 9.26
Income from Investment Operations
Net investment income (loss) C	(.17)	(.13)	(.10)	(.12)	(.10)
Net realized and unrealized gain (loss)	1.49	4.36	.93	2.93	2.26
Total from investment operations	1.32	4.23	.83	2.81	2.16
Distributions from net realized gain	(1.41)	(1.61)	(.83)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.76	$ 16.85	$ 14.23	$ 14.23	$ 11.42
Total ReturnA, B	8.36%	32.61%	7.11%	24.61%	23.33%
Ratios to Average Net Assets D, F
Expenses before reductions	2.01%	2.09%	2.13%	2.15%	2.21%
Expenses net of fee waivers, if any	2.01%	2.09%	2.13%	2.15%	2.15%
Expenses net of all reductions	2.01%	2.07%	2.12%	2.13%	2.14%
Net investment income (loss)	(1.02)%	(.88)%	(.72)%	(.90)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,824	$ 2,389	$ 2,577	$ 3,170	$ 3,643
Portfolio turnover rateE	171%	146%	217%	179%	163%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 16.90	$ 14.27	$ 14.26	$ 11.44	$ 9.27
Income from Investment Operations
Net investment income (loss) C	(.16)	(.12)	(.09)	(.12)	(.10)
Net realized and unrealized gain (loss)	1.49	4.37	.93	2.94	2.27
Total from investment operations	1.33	4.25	.84	2.82	2.17
Distributions from net realized gain	(1.44)	(1.62)	(.83)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.79	$ 16.90	$ 14.27	$ 14.26	$ 11.44
Total ReturnA, B	8.44%	32.68%	7.17%	24.65%	23.41%
Ratios to Average Net Assets D, F
Expenses before reductions	1.97%	2.04%	2.09%	2.11%	2.12%
Expenses net of fee waivers, if any	1.97%	2.04%	2.09%	2.11%	2.12%
Expenses net of all reductions	1.96%	2.02%	2.08%	2.09%	2.11%
Net investment income (loss)	(.97)%	(.83)%	(.68)%	(.86)%	(.87)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,726	$ 17,176	$ 13,507	$ 7,341	$ 9,288
Portfolio turnover rateE	171%	146%	217%	179%	163%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.72	$ 17.04	$ 16.72	$ 13.27	$ 10.66
Income from Investment Operations
Net investment income (loss) B	.02	.04	.07	.03	.02
Net realized and unrealized gain (loss)	1.85	5.32	1.13	3.42	2.60
Total from investment operations	1.87	5.36	1.20	3.45	2.62
Distributions from net investment income	-	-	(.05)	-	(.01)
Distributions from net realized gain	(1.59)	(1.68)	(.83)	-	-
Total distributions	(1.59)	(1.68)	(.88)	-	(.01)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 21.00	$ 20.72	$ 17.04	$ 16.72	$ 13.27
Total ReturnA	9.61%	34.06%	8.33%	26.00%	24.62%
Ratios to Average Net Assets C, E
Expenses before reductions	.91%	.97%	1.00%	1.03%	1.09%
Expenses net of fee waivers, if any	.91%	.97%	1.00%	1.03%	1.09%
Expenses net of all reductions	.91%	.96%	.99%	1.01%	1.08%
Net investment income (loss)	.08%	.24%	.41%	.22%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,708	$ 13,044	$ 9,984	$ 9,406	$ 9,013
Portfolio turnover rateD	171%	146%	217%	179%	163%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 13,005,120
Gross unrealized depreciation	(2,822,694)
Net unrealized appreciation (depreciation) on securities	$ 10,182,426

Tax Cost	$ 111,013,280

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,678,654
Undistributed long-term capital gain	$ 10,590,302
Net unrealized appreciation (depreciation) on securities and other investments	$ 10,183,261

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 3,587,518	$ 780,691
Long-term Capital Gains	4,854,558	5,908,205
Total	$ 8,442,076	$ 6,688,896

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $217,631,782 and $200,469,634, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 148,635	$ 4,811
Class T	.25%	.25%	92,884	-
Class B	.75%	.25%	22,621	16,970
Class C	.75%	.25%	209,623	60,404
			$ 473,763	$ 82,185

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 51,413
Class T	7,088
Class B*	2,151
Class C*	4,439
$ 65,091

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 140,064.24
Class T	52,468.28
Class B	6,744.30
Class C	52,259.25
Institutional Class	36,517.20
	$ 288,052

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,239 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $11,514.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $198 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,580. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,754 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net realized gain
Class A	$ 4,039,405	$ 2,760,192
Class T	1,360,265	1,156,068
Class B	196,098	276,657
Class C	1,615,723	1,553,543
Institutional Class	1,230,585	942,436
Total	$ 8,442,076	$ 6,688,896

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	1,790,947	1,258,652	$ 35,353,582	$ 22,336,491
Reinvestment of distributions	185,416	153,097	3,485,073	2,439,799
Shares redeemed	(1,296,503)	(736,031)	(25,801,801)	(12,466,044)
Net increase (decrease)	679,860	675,718	$ 13,036,854	$ 12,310,246
Class T
Shares sold	282,329	212,852	$ 5,295,701	$ 3,581,408
Reinvestment of distributions	73,668	73,194	1,316,540	1,114,024
Shares redeemed	(190,454)	(121,300)	(3,590,224)	(1,949,037)
Net increase (decrease)	165,543	164,746	$ 3,022,017	$ 2,746,395
Class B
Shares sold	14,978	14,257	$ 248,602	$ 220,513
Reinvestment of distributions	9,369	16,131	150,012	223,127
Shares redeemed	(57,312)	(69,701)	(968,609)	(1,023,777)
Net increase (decrease)	(32,965)	(39,313)	$ (569,995)	$ (580,137)
Class C
Shares sold	472,482	555,264	$ 7,968,901	$ 8,601,818
Reinvestment of distributions	89,038	102,005	1,432,315	1,411,723
Shares redeemed	(343,513)	(587,502)	(5,820,370)	(8,790,601)
Net increase (decrease)	218,007	69,767	$ 3,580,846	$ 1,222,940
Institutional Class
Shares sold	777,526	404,001	$ 16,341,397	$ 7,620,195
Reinvestment of distributions	51,438	46,665	1,028,758	784,588
Shares redeemed	(424,690)	(407,175)	(8,855,224)	(7,239,713)
Net increase (decrease)	404,274	43,491	$ 8,514,931	$ 1,165,070

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Electronics Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	34.55%	16.42%	8.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Institutional Class on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Electronics Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Stephen Barwikowski, Portfolio Manager of Fidelity Advisor® Electronics Fund: For the year, the fund's Institutional Class shares returned 34.55%, topping the 32.50% gain of the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25-50 Index and also outdistancing the S&P 500®. A combination of an improving macroeconomic environment, generally favorable earnings news, some industry catalysts and positive investor sentiment helped semiconductor stocks post a market-beating gain for the period. Steering clear of Cree, a maker of LED lights, proved timely given this MSCI index component's roughly 32% decline. A non-index position in Netherlands-based NXP Semiconductors also lifted performance. A key supplier of chips for near-field communication, which is used to make electronic payments with mobile devices, NXP rode a combination of expanding profit margins and debt reduction to robust earnings growth. A timely overweighting in LSI, a maker of high-performance storage and networking semiconductors, further bolstered our relative results. Based on the stock's favorable fundamentals, I increased the fund's stake here in advance of the mid-December 2013 offer by Avago Technologies to purchase the company at roughly a 41% premium to the stock's price at the time. I liquidated this position in advance of the deal's May 2014 completion to lock in profits. One other contributor was RF Micro Devices, a position I initiated during the period. Conversely, an out-of-benchmark position in electronic manufacturing services firm Jabil Circuit performed poorly, making this stock the fund's biggest relative detractor. Additionally, large average underweightings in two strong-performing MSCI index components, personal computer chipmaker Intel and DRAM computer manufacturer Micron, weighed on the fund's relative performance. I meaningfully increased the fund's stake in both stocks but remained underweighted here. Lastly, a cash position averaging 5% of net assets detracted in a robust market environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.40%
Actual		$ 1,000.00	$ 1,194.80	$ 7.62
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,193.40	$ 8.97
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,190.00	$ 11.67
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,190.20	$ 11.68
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,196.50	$ 6.26
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Electronics Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	16.9	10.8
Broadcom Corp. Class A	7.8	10.2
Texas Instruments, Inc.	6.7	0.9
Altera Corp.	5.3	5.7
Micron Technology, Inc.	4.8	2.4
Samsung Electronics Co. Ltd.	4.1	2.8
Lam Research Corp.	3.3	2.0
Xilinx, Inc.	3.0	3.2
Analog Devices, Inc.	3.0	6.7
QUALCOMM, Inc.	2.9	1.1
	57.8
Top Industries (% of fund's net assets)
As of July 31, 2014
Semiconductors & Semiconductor Equipment	82.4%
Communications Equipment	4.5%
Electronic Equipment & Components	3.7%
Internet Software & Services	1.9%
Software	1.3%
All Others*	6.2%

As of January 31, 2014
Semiconductors & Semiconductor Equipment	82.2%
Electronic Equipment & Components	8.0%
Communications Equipment	2.7%
Computers & Peripherals	2.4%
Software	0.9%
All Others*	3.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Electronics Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
BIOTECHNOLOGY - 0.0%
Biotechnology - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)	64,879	$ 1
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Office Services & Supplies - 0.4%
West Corp.	8,683	223,761
COMMUNICATIONS EQUIPMENT - 4.5%
Communications Equipment - 4.5%
Cisco Systems, Inc.	6,787	171,236
Emulex Corp. (a)	29,160	171,461
Ixia (a)	5,686	60,840
Juniper Networks, Inc.	5,100	120,054
NETGEAR, Inc. (a)	1,630	51,035
QUALCOMM, Inc.	22,526	1,660,166
Riverbed Technology, Inc. (a)	17,914	320,661
		2,555,453
ELECTRONIC EQUIPMENT & COMPONENTS - 3.7%
Electronic Components - 0.0%
Corning, Inc.	657	12,910
Electronic Manufacturing Services - 3.2%
Jabil Circuit, Inc.	26,376	526,465
Multi-Fineline Electronix, Inc. (a)	6,879	67,139
Neonode, Inc. (a)	10,000	27,200
TTM Technologies, Inc. (a)	151,162	1,135,227
Viasystems Group, Inc. (a)	3,019	29,556
		1,785,587
Technology Distributors - 0.5%
Avnet, Inc.	7,100	300,543
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		2,099,040
INTERNET & CATALOG RETAIL - 0.0%
Internet Retail - 0.0%
Amazon.com, Inc. (a)	1	313
INTERNET SOFTWARE & SERVICES - 1.9%
Internet Software & Services - 1.9%
Cornerstone OnDemand, Inc. (a)	1,638	68,534
Demand Media, Inc. (a)	26,987	146,539
Google, Inc.:
Class A (a)	1,419	822,381
Class C (a)	5	2,858
Rackspace Hosting, Inc. (a)	600	18,174
		1,058,486
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 82.4%
Semiconductor Equipment - 4.8%
Advanced Energy Industries, Inc. (a)	17,988	302,558
GT Advanced Technologies, Inc. (a)(d)	16,657	230,533

	Shares	Value
Lam Research Corp.	26,381	$ 1,846,670
PDF Solutions, Inc. (a)	8,153	156,211
Ultratech, Inc. (a)	6,700	158,656
		2,694,628
Semiconductors - 77.6%
Advanced Micro Devices, Inc. (a)	22	86
Altera Corp.	90,899	2,974,215
Analog Devices, Inc.	33,926	1,683,747
Applied Micro Circuits Corp. (a)	6,434	53,724
Atmel Corp. (a)	50,579	414,748
Audience, Inc. (a)	10,725	102,209
Broadcom Corp. Class A	115,201	4,407,590
Cavium, Inc. (a)	2,779	129,640
Cypress Semiconductor Corp. (d)	102,246	1,033,707
Entropic Communications, Inc. (a)	16,659	46,479
Exar Corp. (a)	2,800	26,964
Fairchild Semiconductor International, Inc. (a)	48,277	734,776
Freescale Semiconductor, Inc. (a)(d)	56,014	1,121,400
Himax Technologies, Inc. sponsored ADR (d)	14,003	89,549
Inphi Corp. (a)	19,086	291,252
Intel Corp.	282,178	9,563,010
Intermolecular, Inc. (a)(d)	17,784	39,658
International Rectifier Corp. (a)	15,290	379,804
Intersil Corp. Class A	65,537	840,840
M/A-COM Technology Solutions, Inc. (a)	1	20
MagnaChip Semiconductor Corp. (a)	38,036	532,884
Marvell Technology Group Ltd.	84,000	1,120,560
Maxim Integrated Products, Inc.	37,808	1,108,152
MaxLinear, Inc. Class A (a)	3,849	36,489
Micrel, Inc.	8,912	93,220
Micron Technology, Inc. (a)	88,112	2,691,822
Motech Industries, Inc.	1	1
NVIDIA Corp.	60,523	1,059,153
NXP Semiconductors NV (a)	18,696	1,165,696
O2Micro International Ltd. sponsored ADR (a)	19,701	60,285
ON Semiconductor Corp. (a)	97,099	831,167
Peregrine Semiconductor Corp. (a)	29,699	200,171
Pericom Semiconductor Corp. (a)	2,002	17,678
PMC-Sierra, Inc. (a)	114,920	773,412
RF Micro Devices, Inc. (a)	39,336	438,990
Samsung Electronics Co. Ltd.	1,783	2,307,248
Semtech Corp. (a)	39,833	889,471
Silicon Laboratories, Inc. (a)	5,278	214,973
Skyworks Solutions, Inc.	26	1,320
Spansion, Inc. Class A (a)	43,083	817,285
SunEdison Semiconductor Ltd.	5,963	100,775
Texas Instruments, Inc.	81,418	3,765,583
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Trident Microsystems, Inc. (a)	19	$ 0
Xilinx, Inc.	41,736	1,716,602
		43,876,355
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		46,570,983
SOFTWARE - 1.3%
Application Software - 0.5%
Citrix Systems, Inc. (a)	1,060	71,794
Comverse, Inc. (a)	824	21,160
Nuance Communications, Inc. (a)	9,531	173,274
		266,228
Home Entertainment Software - 0.1%
Zynga, Inc. (a)	18,535	54,122
Systems Software - 0.7%
CommVault Systems, Inc. (a)	1,300	62,426
Gigamon, Inc. (a)	4,400	50,776
Imperva, Inc. (a)	2,844	63,051
Infoblox, Inc. (a)	7,532	91,288
Symantec Corp.	4,510	106,707
		374,248
TOTAL SOFTWARE		694,598
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.2%
Technology Hardware, Storage & Peripherals - 1.2%
BlackBerry Ltd. (a)	30	280

	Shares	Value
EMC Corp.	16,285	$ 477,151
QLogic Corp. (a)	22,623	205,869
		683,300
TOTAL COMMON STOCKS (Cost $54,041,123)		53,885,935
Money Market Funds - 7.4%

Fidelity Cash Central Fund, 0.11% (b)	2,656,980	2,656,980
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,535,570	1,535,570
TOTAL MONEY MARKET FUNDS (Cost $4,192,550)		4,192,550
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $58,233,673)		58,078,485
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(1,568,840)
NET ASSETS - 100%		$ 56,509,645
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,537
Fidelity Securities Lending Cash Central Fund	7,276
Total	$ 8,813
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 53,885,935	$ 51,578,685	$ 2,307,250	$ -
Money Market Funds	4,192,550	4,192,550	-	-
Total Investments in Securities:	$ 58,078,485	$ 55,771,235	$ 2,307,250	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.5%
Korea (South)	4.1%
Bermuda	4.0%
Netherlands	2.0%
Others (Individually Less Than 1%)	0.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $1,445,210) - See accompanying schedule: Unaffiliated issuers (cost $54,041,123)	$ 53,885,935
Fidelity Central Funds (cost $4,192,550)	4,192,550
Total Investments (cost $58,233,673)		$ 58,078,485
Receivable for investments sold		877,417
Receivable for fund shares sold		1,155,060
Dividends receivable		25,526
Distributions receivable from Fidelity Central Funds		831
Receivable from investment adviser for expense reductions		5,475
Other receivables		541
Total assets		60,143,335

Liabilities
Payable to custodian bank	$ 461,952
Payable for investments purchased	1,388,416
Payable for fund shares redeemed	137,150
Accrued management fee	25,335
Distribution and service plan fees payable	12,610
Other affiliated payables	11,028
Other payables and accrued expenses	61,629
Collateral on securities loaned, at value	1,535,570
Total liabilities		3,633,690

Net Assets		$ 56,509,645
Net Assets consist of:
Paid in capital		$ 59,008,222
Accumulated net investment loss		(62,995)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,280,394)
Net unrealized appreciation (depreciation) on investments		(155,188)
Net Assets		$ 56,509,645

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($16,542,298 ÷ 1,193,868 shares)	$ 13.86

Maximum offering price per share (100/94.25 of $13.86)	$ 14.71
Class T: Net Asset Value and redemption price per share ($7,143,988 ÷ 531,183 shares)	$ 13.45

Maximum offering price per share (100/96.50 of $13.45)	$ 13.94
Class B: Net Asset Value and offering price per share ($392,050 ÷ 31,142 shares)A	$ 12.59

Class C: Net Asset Value and offering price per share ($7,381,143 ÷ 586,929 shares)A	$ 12.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($25,050,166 ÷ 1,743,700 shares)	$ 14.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Electronics Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 293,508
Interest		932
Income from Fidelity Central Funds		8,813
Total income		303,253

Expenses
Management fee	$ 135,288
Transfer agent fees	67,539
Distribution and service plan fees	90,158
Accounting and security lending fees	9,688
Custodian fees and expenses	65,068
Independent trustees' compensation	516
Registration fees	56,777
Audit	45,704
Legal	299
Miscellaneous	572
Total expenses before reductions	471,609
Expense reductions	(102,044)	369,565
Net investment income (loss)		(66,312)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,068,614
Foreign currency transactions	2,559
Total net realized gain (loss)		5,071,173
Change in net unrealized appreciation (depreciation) on: Investment securities	1,173,617
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		1,173,624
Net gain (loss)		6,244,797
Net increase (decrease) in net assets resulting from operations		$ 6,178,485

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (66,312)	$ (41,761)
Net realized gain (loss)	5,071,173	(680,452)
Change in net unrealized appreciation (depreciation)	1,173,624	3,203,673
Net increase (decrease) in net assets resulting from operations	6,178,485	2,481,460
Share transactions - net increase (decrease)	34,400,043	(3,915,862)
Redemption fees	4,495	1,278
Total increase (decrease) in net assets	40,583,023	(1,433,124)

Net Assets
Beginning of period	15,926,622	17,359,746
End of period (including accumulated net investment loss of $62,995 and accumulated net investment loss of $32,651, respectively)	$ 56,509,645	$ 15,926,622

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.33	$ 8.45	$ 8.93	$ 7.14	$ 6.59
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01)	(.05)	(.04)	(.01)
Net realized and unrealized gain (loss)	3.55	1.89	(.43)	1.83	.59
Total from investment operations	3.53	1.88	(.48)	1.79	.58
Distributions from net investment income	-	-	-	-	(.03)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.86	$ 10.33	$ 8.45	$ 8.93	$ 7.14
Total ReturnA, B	34.17%	22.25%	(5.38)%	25.07%	8.74%
Ratios to Average Net Assets D, F
Expenses before reductions	1.84%	2.18%	1.88%	1.89%	1.97%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.37%	1.39%	1.39%	1.39%
Net investment income (loss)	(.16)%	(.07)%	(.53)%	(.40)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,542	$ 5,833	$ 6,000	$ 7,537	$ 5,394
Portfolio turnover rateE	156%	179%	140%	166%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 8.24	$ 8.73	$ 7.00	$ 6.46
Income from Investment Operations
Net investment income (loss) C	(.05)	(.03)	(.07)	(.06)	(.03)
Net realized and unrealized gain (loss)	3.45	1.84	(.42)	1.79	.58
Total from investment operations	3.40	1.81	(.49)	1.73	.55
Distributions from net investment income	-	-	-	-	(.01)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.45	$ 10.05	$ 8.24	$ 8.73	$ 7.00
Total ReturnA, B	33.83%	21.97%	(5.61)%	24.71%	8.50%
Ratios to Average Net Assets D, F
Expenses before reductions	2.19%	2.48%	2.23%	2.25%	2.26%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.62%	1.64%	1.64%	1.64%
Net investment income (loss)	(.42)%	(.32)%	(.78)%	(.65)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,144	$ 3,756	$ 3,909	$ 4,476	$ 3,862
Portfolio turnover rateE	156%	179%	140%	166%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.46	$ 7.79	$ 8.29	$ 6.69	$ 6.19
Income from Investment Operations
Net investment income (loss) C	(.10)	(.07)	(.10)	(.09)	(.06)
Net realized and unrealized gain (loss)	3.23	1.74	(.40)	1.69	.56
Total from investment operations	3.13	1.67	(.50)	1.60	.50
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.59	$ 9.46	$ 7.79	$ 8.29	$ 6.69
Total ReturnA, B	33.09%	21.44%	(6.03)%	23.92%	8.08%
Ratios to Average Net Assets D, F
Expenses before reductions	2.68%	2.95%	2.70%	2.76%	2.73%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.12%	2.15%	2.14%	2.15%
Net investment income (loss)	(.92)%	(.82)%	(1.29)%	(1.15)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 392	$ 306	$ 459	$ 691	$ 1,073
Portfolio turnover rateE	156%	179%	140%	166%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.44	$ 7.78	$ 8.29	$ 6.68	$ 6.18
Income from Investment Operations
Net investment income (loss) C	(.10)	(.07)	(.10)	(.09)	(.06)
Net realized and unrealized gain (loss)	3.24	1.73	(.41)	1.70	.56
Total from investment operations	3.14	1.66	(.51)	1.61	.50
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.58	$ 9.44	$ 7.78	$ 8.29	$ 6.68
Total ReturnA, B	33.26%	21.34%	(6.15)%	24.10%	8.09%
Ratios to Average Net Assets D, F
Expenses before reductions	2.60%	2.93%	2.65%	2.70%	2.72%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.12%	2.14%	2.14%	2.14%
Net investment income (loss)	(.91)%	(.82)%	(1.28)%	(1.15)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,381	$ 3,157	$ 3,721	$ 3,836	$ 3,256
Portfolio turnover rateE	156%	179%	140%	166%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.68	$ 8.72	$ 9.19	$ 7.33	$ 6.75
Income from Investment Operations
Net investment income (loss) B	.01	.02	(.02)	(.01)	.01
Net realized and unrealized gain (loss)	3.68	1.94	(.45)	1.87	.60
Total from investment operations	3.69	1.96	(.47)	1.86	.61
Distributions from net investment income	-	-	-	-	(.03)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 14.37	$ 10.68	$ 8.72	$ 9.19	$ 7.33
Total ReturnA	34.55%	22.48%	(5.11)%	25.38%	9.10%
Ratios to Average Net Assets C, E
Expenses before reductions	1.34%	1.86%	1.55%	1.42%	1.64%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.12%	1.14%	1.14%	1.14%
Net investment income (loss)	.08%	.18%	(.28)%	(.15)%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,050	$ 2,874	$ 3,271	$ 1,765	$ 645
Portfolio turnover rateD	156%	179%	140%	166%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,943,006
Gross unrealized depreciation	(3,333,133)
Net unrealized appreciation (depreciation) on securities	$ (390,127)

Tax Cost	$ 58,468,612

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (2,045,455)
Net unrealized appreciation (depreciation) on securities and other investments	$ (390,127)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (2,045,455)

The Fund intends to elect to defer to its next fiscal year $62,995 of ordinary losses recognized during the period January 1, 2014 to July 31, 2014.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $70,118,222 and $37,391,610, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 21,508	$ 562
Class T	.25%	.25%	24,030	114
Class B	.75%	.25%	3,160	2,374
Class C	.75%	.25%	41,460	8,908
			$ 90,158	$ 11,958

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,769
Class T	4,084
Class B*	216
Class C*	337
$ 22,406

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 25,244.29
Class T	16,847.35
Class B	970.31
Class C	12,102.29
Institutional Class	12,376.18
	$ 67,539

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,427 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,982.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $35 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,276. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.40%	$ 38,193
Class T	1.65%	25,950
Class B	2.15%	1,694
Class C	2.15%	19,046
Institutional Class	1.15%	13,806
		$ 98,689

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,355 for the period.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	772,579	137,609	$ 10,230,441	$ 1,216,436
Shares redeemed	(143,457)	(283,233)	(1,810,191)	(2,448,434)
Net increase (decrease)	629,122	(145,624)	$ 8,420,250	$ (1,231,998)
Class T
Shares sold	230,216	112,240	$ 2,844,843	$ 987,721
Shares redeemed	(72,780)	(212,855)	(817,318)	(1,812,736)
Net increase (decrease)	157,436	(100,615)	$ 2,027,525	$ (825,015)
Class B
Shares sold	7,793	678	$ 94,749	$ 4,830
Shares redeemed	(9,002)	(27,225)	(95,467)	(220,563)
Net increase (decrease)	(1,209)	(26,547)	$ (718)	$ (215,733)
Class C
Shares sold	357,228	96,174	$ 4,283,093	$ 799,164
Shares redeemed	(104,588)	(240,043)	(1,156,253)	(1,893,943)
Net increase (decrease)	252,640	(143,869)	$ 3,126,840	$ (1,094,779)
Institutional Class
Shares sold	1,892,867	228,631	$ 26,288,223	$ 2,347,005
Shares redeemed	(418,217)	(334,852)	(5,462,077)	(2,895,342)
Net increase (decrease)	1,474,650	(106,221)	$ 20,826,146	$ (548,337)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Energy Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	18.80%	13.88%	11.88%

A Prior to October 1, 2006, Fidelity Advisor Energy Fund was named Fidelity Advisor Natural Resources Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Energy Fund - Institutional Class on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Energy Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from John Dowd, Portfolio Manager of Fidelity Advisor® Energy Fund: For the year, the fund's Institutional Class shares returned 18.80%, versus 19.33% for its sector benchmark, the MSCI U.S. IMI Energy 25-50 Index, and 16.94% for the S&P 500® Index. Energy stocks fared well for the period, amid the continued boom in North America oil and natural gas production. Several industry segments enjoyed gains of more than 20%, including oil & gas storage & transport. Relative to the MSCI sector index, fund results were held back by underweighting refiners, which benefited from rapid expansion of the U.S. pipeline system that facilitates getting cheaper U.S. crude to Gulf Coast refiners. Here, we missed by not owning enough Valero Energy in the first half of the period - believing it overvalued - when the stock returned roughly 45% on increased refining volume. I moved to an overweighting in February based on a reassessment of refining margins, and it proved to be a contributor in later months, as the firm showed consistent positive earnings surprises. Among other individual stocks, Cobalt International Energy was a detractor. The share price fell to nearly a two-year low in December, and I sold the stock in February. A lighter-than-benchmark stake in Williams Companies notably detracted from results. I believed the pipeline firm was slightly overpriced, but the stock jumped in June on its plans to acquire Access Midstream Partners. Conversely, performance was helped by good picks and a sizable overweighting in domestic exploration & production (E&P) firms. Here, two of the fund's largest holdings - EOG Resources and Cimarex Energy - were the fund's top relative contributors for the period. The fund also benefited from underweighting major index constituent Exxon Mobil, which struggled amid production declines.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Energy Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.10%
Actual		$ 1,000.00	$ 1,167.00	$ 5.91
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.51
Class T	1.33%
Actual		$ 1,000.00	$ 1,165.40	$ 7.14
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 6.66
Class B	1.91%
Actual		$ 1,000.00	$ 1,162.10	$ 10.24
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Class C	1.85%
Actual		$ 1,000.00	$ 1,162.30	$ 9.92
HypotheticalA		$ 1,000.00	$ 1,015.62	$ 9.25
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,168.20	$ 4.52
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Energy Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	16.3	10.0
Chevron Corp.	11.8	11.3
Schlumberger Ltd.	9.1	5.8
Halliburton Co.	5.9	2.9
EOG Resources, Inc.	5.7	7.5
Anadarko Petroleum Corp.	4.0	4.9
Cimarex Energy Co.	3.7	2.9
Noble Energy, Inc.	2.8	2.8
Concho Resources, Inc.	2.7	0.1
FMC Technologies, Inc.	2.7	2.2
	64.7
Top Industries (% of fund's net assets)
As of July 31, 2014
Oil, Gas & Consumable Fuels	75.2%
Energy Equipment & Services	22.8%
Independent Power Producers & Energy Traders	0.5%
Independent Power and Renewable Electricity Producers	0.1%
Trading Companies & Distributors	0.1%
All Others*	1.3%

As of January 31, 2014
Oil, Gas & Consumable Fuels	80.0%
Energy Equipment & Services	18.6%
Construction & Engineering	0.2%
Metals & Mining	0.1%
All Others*	1.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Energy Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
ENERGY EQUIPMENT & SERVICES - 22.8%
Oil & Gas Drilling - 1.7%
Ocean Rig UDW, Inc. (United States)	108,900	$ 1,902,483
Odfjell Drilling A/S	567,856	2,917,710
Pacific Drilling SA (a)	169,749	1,616,010
Precision Drilling Corp. (d)	102,800	1,281,288
Vantage Drilling Co. (a)	1,887,530	3,529,681
Xtreme Drilling & Coil Services Corp. (a)	813,202	3,550,091
		14,797,263
Oil & Gas Equipment & Services - 21.1%
Cameron International Corp. (a)	2	142
Dril-Quip, Inc. (a)	46,391	4,674,821
FMC Technologies, Inc. (a)	381,706	23,207,725
Halliburton Co.	740,414	51,081,162
National Oilwell Varco, Inc.	93,715	7,594,664
Oceaneering International, Inc.	247,672	16,819,406
Schlumberger Ltd.	736,809	79,862,728
Total Energy Services, Inc.	53,200	1,061,219
		184,301,867
TOTAL ENERGY EQUIPMENT & SERVICES		199,099,130
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.1%
Renewable Electricity - 0.1%
NextEra Energy Partners LP	37,600	1,279,904
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.5%
Independent Power Producers & Energy Traders - 0.5%
Dynegy, Inc. (a)	151,622	4,025,564
OIL, GAS & CONSUMABLE FUELS - 75.2%
Coal & Consumable Fuels - 0.7%
Peabody Energy Corp.	431,618	6,547,645
Integrated Oil & Gas - 30.5%
BG Group PLC	662,900	13,071,898
Chevron Corp.	801,809	103,625,795
Exxon Mobil Corp.	1,441,611	142,632,990
Imperial Oil Ltd.	116,800	5,993,452
Occidental Petroleum Corp.	16,600	1,621,986
		266,946,121
Oil & Gas Exploration & Production - 31.4%
Anadarko Petroleum Corp.	322,983	34,510,734
Bankers Petroleum Ltd. (a)	760,700	4,297,622
Bonanza Creek Energy, Inc. (a)	104,025	5,831,642
BPZ Energy, Inc. (a)	590,800	1,547,896
Canadian Natural Resources Ltd.	147,000	6,407,952
Cimarex Energy Co.	229,447	31,897,722
Concho Resources, Inc. (a)	169,300	23,837,440
ConocoPhillips Co.	274,736	22,665,720
Continental Resources, Inc. (a)(d)	62,115	9,117,240
Devon Energy Corp.	79,800	6,024,900
Diamondback Energy, Inc. (a)	11,700	962,091

	Shares	Value
EOG Resources, Inc.	457,286	$ 50,045,380
Evolution Petroleum Corp.	60,495	641,852
Kodiak Oil & Gas Corp. (a)	801,963	12,462,505
Laredo Petroleum Holdings, Inc. (a)	64,294	1,744,939
Memorial Resource Development Corp. (d)	74,600	1,714,308
Newfield Exploration Co. (a)	53,100	2,139,930
Noble Energy, Inc.	364,108	24,209,541
Northern Oil & Gas, Inc. (a)	213,793	3,439,929
Parsley Energy, Inc. Class A	40,300	909,571
PDC Energy, Inc. (a)	115,188	6,250,101
Peyto Exploration & Development Corp. (d)	66,500	2,235,268
Pioneer Natural Resources Co.	46,416	10,279,287
Rex Energy Corp. (a)	85,415	1,177,873
SM Energy Co.	21,500	1,688,610
Synergy Resources Corp. (a)	115,015	1,209,958
TAG Oil Ltd. (a)	446,700	1,024,212
Whiting Petroleum Corp. (a)	65,843	5,826,447
		274,100,670
Oil & Gas Refining & Marketing - 5.5%
Alon U.S.A. Energy, Inc.	50,100	643,785
Alon U.S.A. Partners LP	10,249	180,177
CVR Refining, LP	33,873	869,181
Delek U.S. Holdings, Inc.	77,900	2,276,238
Marathon Petroleum Corp.	34,052	2,842,661
Phillips 66 Co.	186,923	15,161,325
Tesoro Corp.	53,200	3,273,928
Valero Energy Corp.	399,226	20,280,681
Western Refining, Inc.	18,700	765,952
World Fuel Services Corp.	40,833	1,753,777
		48,047,705
Oil & Gas Storage & Transport - 7.1%
Cheniere Energy, Inc. (a)	112,200	7,939,272
Enable Midstream Partners LP	42,900	1,021,878
EnLink Midstream LLC	13,600	519,656
EQT Midstream Partners LP	31,400	2,717,356
Golar LNG Ltd.	38,000	2,341,180
Magellan Midstream Partners LP	32,034	2,568,806
MPLX LP	88,194	5,005,010
ONEOK, Inc.	34,200	2,203,506
Phillips 66 Partners LP	95,369	6,098,848
Plains GP Holdings LP Class A	48,700	1,446,877
SemGroup Corp. Class A	25,600	1,973,248
Targa Resources Corp.	71,132	9,069,330
The Williams Companies, Inc.	196,800	11,144,784
Valero Energy Partners LP	175,543	8,159,239
		62,208,990
TOTAL OIL, GAS & CONSUMABLE FUELS		657,851,131
Common Stocks - continued
	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Trading Companies & Distributors - 0.1%
Now, Inc.	23,428	$ 754,147
TOTAL COMMON STOCKS (Cost $717,358,972)		863,009,876
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 0.11% (b)	13,317,323	13,317,323
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	14,957,274	14,957,274
TOTAL MONEY MARKET FUNDS (Cost $28,274,597)		28,274,597
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $745,633,569)		891,284,473
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(16,948,611)
NET ASSETS - 100%		$ 874,335,862
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,930
Fidelity Securities Lending Cash Central Fund	56,572
Total	$ 72,502
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 863,009,876	$ 849,937,978	$ 13,071,898	$ -
Money Market Funds	28,274,597	28,274,597	-	-
Total Investments in Securities:	$ 891,284,473	$ 878,212,575	$ 13,071,898	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	83.6%
Curacao	9.1%
Canada	4.4%
United Kingdom	1.5%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Energy Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $14,198,835) - See accompanying schedule: Unaffiliated issuers (cost $717,358,972)	$ 863,009,876
Fidelity Central Funds (cost $28,274,597)	28,274,597
Total Investments (cost $745,633,569)		$ 891,284,473
Receivable for investments sold		4,064,140
Receivable for fund shares sold		1,892,628
Dividends receivable		510,902
Distributions receivable from Fidelity Central Funds		2,865
Other receivables		15,897
Total assets		897,770,905

Liabilities
Payable to custodian bank	$ 4,416
Payable for investments purchased	4,327,270
Payable for fund shares redeemed	3,164,931
Accrued management fee	413,394
Distribution and service plan fees payable	312,248
Other affiliated payables	196,723
Other payables and accrued expenses	58,787
Collateral on securities loaned, at value	14,957,274
Total liabilities		23,435,043

Net Assets		$ 874,335,862
Net Assets consist of:
Paid in capital		$ 692,751,886
Undistributed net investment income		44,776
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		35,888,376
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		145,650,824
Net Assets		$ 874,335,862

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($369,399,575 ÷ 8,081,813 shares)	$ 45.71

Maximum offering price per share (100/94.25 of $45.71)	$ 48.50
Class T: Net Asset Value and redemption price per share ($245,828,123 ÷ 5,270,596 shares)	$ 46.64

Maximum offering price per share (100/96.50 of $46.64)	$ 48.33
Class B: Net Asset Value and offering price per share ($17,432,021 ÷ 414,220 shares)A	$ 42.08

Class C: Net Asset Value and offering price per share ($130,881,256 ÷ 3,086,466 shares)A	$ 42.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($110,794,887 ÷ 2,305,984 shares)	$ 48.05

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 11,173,859
Income from Fidelity Central Funds		72,502
Total income		11,246,361

Expenses
Management fee	$ 4,199,053
Transfer agent fees	1,870,783
Distribution and service plan fees	3,269,159
Accounting and security lending fees	269,434
Custodian fees and expenses	33,267
Independent trustees' compensation	18,433
Registration fees	95,125
Audit	49,609
Legal	10,926
Miscellaneous	10,619
Total expenses before reductions	9,826,408
Expense reductions	(31,146)	9,795,262
Net investment income (loss)		1,451,099
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	63,932,371
Foreign currency transactions	34,182
Total net realized gain (loss)		63,966,553
Change in net unrealized appreciation (depreciation) on: Investment securities	60,343,732
Assets and liabilities in foreign currencies	(20)
Total change in net unrealized appreciation (depreciation)		60,343,712
Net gain (loss)		124,310,265
Net increase (decrease) in net assets resulting from operations		$ 125,761,364

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,451,099	$ 2,837,213
Net realized gain (loss)	63,966,553	68,491,304
Change in net unrealized appreciation (depreciation)	60,343,712	51,387,693
Net increase (decrease) in net assets resulting from operations	125,761,364	122,716,210
Distributions to shareholders from net investment income	(2,028,433)	(2,261,471)
Distributions to shareholders from net realized gain	(32,993,983)	-
Total distributions	(35,022,416)	(2,261,471)
Share transactions - net increase (decrease)	95,115,595	(79,579,362)
Redemption fees	17,148	15,482
Total increase (decrease) in net assets	185,871,691	40,890,859

Net Assets
Beginning of period	688,464,171	647,573,312
End of period (including undistributed net investment income of $44,776 and accumulated net investment loss of $571,396, respectively)	$ 874,335,862	$ 688,464,171

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 40.59	$ 33.71	$ 40.17	$ 27.70	$ 25.82
Income from Investment Operations
Net investment income (loss) C	.15	.23	.25	.11	(.05)
Net realized and unrealized gain (loss)	7.06	6.81	(6.50)	12.47	1.93
Total from investment operations	7.21	7.04	(6.25)	12.58	1.88
Distributions from net investment income	(.17)	(.16)	(.21)	(.11)	-
Distributions from net realized gain	(1.93)	-	-	-	-
Total distributions	(2.09) H	(.16)	(.21)	(.11)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 45.71	$ 40.59	$ 33.71	$ 40.17	$ 27.70
Total ReturnA, B	18.46%	20.94%	(15.58)%	45.46%	7.28%
Ratios to Average Net Assets D, F
Expenses before reductions	1.12%	1.16%	1.17%	1.16%	1.20%
Expenses net of fee waivers, if any	1.12%	1.16%	1.17%	1.16%	1.20%
Expenses net of all reductions	1.12%	1.15%	1.17%	1.16%	1.19%
Net investment income (loss)	.36%	.61%	.72%	.30%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 369,400	$ 279,798	$ 253,332	$ 331,120	$ 214,407
Portfolio turnover rateE	112%	68%	88%	91%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.09 per share is comprised of distributions from net investment income of $.165 and distributions from net realized gain of $1.929 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 41.38	$ 34.40	$ 41.04	$ 28.33	$ 26.47
Income from Investment Operations
Net investment income (loss) C	.06	.15	.18	.03	(.11)
Net realized and unrealized gain (loss)	7.21	6.95	(6.65)	12.75	1.97
Total from investment operations	7.27	7.10	(6.47)	12.78	1.86
Distributions from net investment income	(.08)	(.12)	(.17)	(.07)	-
Distributions from net realized gain	(1.93)	-	-	-	-
Total distributions	(2.01)	(.12)	(.17)	(.07)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 46.64	$ 41.38	$ 34.40	$ 41.04	$ 28.33
Total ReturnA, B	18.19%	20.70%	(15.77)%	45.16%	7.03%
Ratios to Average Net Assets D, F
Expenses before reductions	1.34%	1.36%	1.38%	1.37%	1.41%
Expenses net of fee waivers, if any	1.34%	1.36%	1.38%	1.37%	1.41%
Expenses net of all reductions	1.34%	1.35%	1.38%	1.37%	1.41%
Net investment income (loss)	.14%	.40%	.50%	.09%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 245,828	$ 223,248	$ 215,488	$ 290,512	$ 219,051
Portfolio turnover rateE	112%	68%	88%	91%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 37.65	$ 31.41	$ 37.61	$ 26.06	$ 24.48
Income from Investment Operations
Net investment income (loss) C	(.17)	(.05)	(.01)	(.15)	(.25)
Net realized and unrealized gain (loss)	6.52	6.34	(6.09)	11.71	1.83
Total from investment operations	6.35	6.29	(6.10)	11.56	1.58
Distributions from net investment income	-	(.05)	(.10)	(.01)	-
Distributions from net realized gain	(1.92)	-	-	-	-
Total distributions	(1.92)	(.05)	(.10)	(.01)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 42.08	$ 37.65	$ 31.41	$ 37.61	$ 26.06
Total ReturnA, B	17.50%	20.04%	(16.22)%	44.38%	6.45%
Ratios to Average Net Assets D, F
Expenses before reductions	1.91%	1.92%	1.92%	1.93%	1.96%
Expenses net of fee waivers, if any	1.91%	1.92%	1.92%	1.93%	1.96%
Expenses net of all reductions	1.91%	1.91%	1.92%	1.92%	1.95%
Net investment income (loss)	(.44)%	(.15)%	(.03)%	(.46)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,432	$ 20,551	$ 28,558	$ 49,793	$ 44,330
Portfolio turnover rateE	112%	68%	88%	91%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 37.92	$ 31.63	$ 37.88	$ 26.25	$ 24.65
Income from Investment Operations
Net investment income (loss) C	(.15)	(.04)	(.01)	(.15)	(.25)
Net realized and unrealized gain (loss)	6.57	6.38	(6.13)	11.80	1.85
Total from investment operations	6.42	6.34	(6.14)	11.65	1.60
Distributions from net investment income	(.01)	(.05)	(.11)	(.02)	-
Distributions from net realized gain	(1.93)	-	-	-	-
Total distributions	(1.94)	(.05)	(.11)	(.02)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 42.40	$ 37.92	$ 31.63	$ 37.88	$ 26.25
Total ReturnA, B	17.57%	20.08%	(16.22)%	44.38%	6.49%
Ratios to Average Net Assets D, F
Expenses before reductions	1.86%	1.90%	1.92%	1.90%	1.94%
Expenses net of fee waivers, if any	1.86%	1.90%	1.92%	1.90%	1.94%
Expenses net of all reductions	1.86%	1.88%	1.91%	1.89%	1.93%
Net investment income (loss)	(.38)%	(.13)%	(.03)%	(.43)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,881	$ 99,833	$ 93,504	$ 133,476	$ 90,596
Portfolio turnover rateE	112%	68%	88%	91%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 42.55	$ 35.28	$ 41.95	$ 28.87	$ 26.83
Income from Investment Operations
Net investment income (loss) B	.28	.35	.37	.23	.04
Net realized and unrealized gain (loss)	7.42	7.12	(6.79)	12.99	2.00
Total from investment operations	7.70	7.47	(6.42)	13.22	2.04
Distributions from net investment income	(.27)	(.20)	(.25)	(.14)	-
Distributions from net realized gain	(1.93)	-	-	-	-
Total distributions	(2.20)	(.20)	(.25)	(.14)	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 48.05	$ 42.55	$ 35.28	$ 41.95	$ 28.87
Total ReturnA	18.80%	21.26%	(15.31)%	45.87%	7.60%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.88%	.86%	.86%	.90%
Expenses net of fee waivers, if any	.85%	.88%	.86%	.86%	.90%
Expenses net of all reductions	.85%	.86%	.85%	.85%	.90%
Net investment income (loss)	.63%	.89%	1.03%	.60%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,795	$ 65,034	$ 56,692	$ 54,024	$ 27,338
Portfolio turnover rateD	112%	68%	88%	91%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Energy Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 157,009,768
Gross unrealized depreciation	(12,283,155)
Net unrealized appreciation (depreciation) on securities	$ 144,726,613

Tax Cost	$ 746,557,860

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 11,515,204
Undistributed long-term capital gain	$ 25,350,408
Net unrealized appreciation (depreciation) on securities and other investments	$ 144,726,533

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 11,364,599	$ 2,261,471
Long-term Capital Gains	23,657,817	-
Total	$ 35,022,416	$ 2,261,471

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $914,549,771 and $837,356,104, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 789,742	$ 9,586
Class T	.25%	.25%	1,163,792	2,396
Class B	.75%	.25%	188,072	141,340
Class C	.75%	.25%	1,127,553	180,560
			$ 3,269,159	$ 333,882

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 130,781
Class T	26,998
Class B*	18,105
Class C*	7,254
$ 183,138

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 808,805.26
Class T	531,363.23
Class B	56,518.30
Class C	278,663.25
Institutional Class	195,434.24
	$ 1,870,783

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $18,503 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,262 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash

Annual Report

7. Security Lending - continued

collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $56,572. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $31,122 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $24.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ 1,151,717	$ 1,079,554
Class T	407,949	706,555
Class B	-	36,766
Class C	21,755	148,895
Institutional Class	447,012	289,701
Total	$ 2,028,433	$ 2,261,471
From net realized gain
Class A	$ 13,468,952	$ -
Class T	10,162,438	-
Class B	951,726	-
Class C	5,213,518	-
Institutional Class	3,197,349	-
Total	$ 32,993,983	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	2,566,576	1,740,823	$ 110,639,298	$ 65,442,879
Reinvestment of distributions	321,215	27,199	13,089,815	963,658
Shares redeemed	(1,699,770)	(2,390,270)	(72,383,987)	(87,941,708)
Net increase (decrease)	1,188,021	(622,248)	$ 51,345,126	$ (21,535,171)
Class T
Shares sold	572,893	467,358	$ 25,352,574	$ 17,841,598
Reinvestment of distributions	243,465	18,548	10,134,909	670,876
Shares redeemed	(940,893)	(1,355,160)	(41,085,209)	(50,748,604)
Net increase (decrease)	(124,535)	(869,254)	$ (5,597,726)	$ (32,236,130)
Class B
Shares sold	26,300	13,140	$ 1,074,846	$ 454,110
Reinvestment of distributions	22,691	989	856,078	32,636
Shares redeemed	(180,679)	(377,487)	(7,111,293)	(13,045,539)
Net increase (decrease)	(131,688)	(363,358)	$ (5,180,369)	$ (12,558,793)
Class C
Shares sold	779,598	525,111	$ 31,528,558	$ 18,433,044
Reinvestment of distributions	118,310	3,815	4,495,184	126,850
Shares redeemed	(444,228)	(851,939)	(17,602,373)	(29,267,435)
Net increase (decrease)	453,680	(323,013)	$ 18,421,369	$ (10,707,541)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Institutional Class
Shares sold	1,344,490	923,636	$ 61,641,683	$ 35,802,942
Reinvestment of distributions	75,999	6,056	3,249,427	224,624
Shares redeemed	(642,747)	(1,008,582)	(28,763,915)	(38,569,293)
Net increase (decrease)	777,742	(78,890)	$ 36,127,195	$ (2,541,727)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Financial Services Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	12.85%	10.40%	0.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Institutional Class on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Financial Services Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Christopher Lee, Portfolio Manager of Fidelity Advisor® Financial Services Fund: For the 12-month period, the fund's Institutional Class shares returned 12.85%, beating the 10.80% gain of the MSCI® U.S. IMI Financials 25-50 Index but lagging the S&P 500®. Financials underperformed the broader market due to declining interest rates, the overhangs of regulatory reform and depressed trading volumes. Banks were among the weaker performers, while asset management & custody banks, investment banking & brokerage and many real estate investment trust (REIT) segments stood out. Security selection drove the fund ahead of the MSCI sector index. Individual contributors included an out-of-index stake in alternative asset manager Blackstone Group, which realized sizable profits from investments made during the financial downturn. An overweighting in specialty REIT and wireless tower company American Tower also contributed, benefiting from declining interest rates, growing demand for cellular bandwidth and constrained tower supply. By contrast, an outsized stake in specialized REIT Rayonier hurt, as pricing pressure hindered its cellulose business. I sold Rayonier from the portfolio by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.19%
Actual		$ 1,000.00	$ 1,059.40	$ 6.08
HypotheticalA		$ 1,000.00	$ 1,018.89	$ 5.96
Class T	1.45%
Actual		$ 1,000.00	$ 1,058.40	$ 7.40
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.25
Class B	1.95%
Actual		$ 1,000.00	$ 1,055.90	$ 9.94
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 9.74
Class C	1.90%
Actual		$ 1,000.00	$ 1,056.50	$ 9.69
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.49
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,061.60	$ 4.34
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Financial Services Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	5.4	4.8
Bank of America Corp.	5.1	5.4
Citigroup, Inc.	4.8	4.8
U.S. Bancorp	4.6	5.1
Berkshire Hathaway, Inc. Class B	4.2	2.2
Capital One Financial Corp.	4.1	3.9
Wells Fargo & Co.	3.8	4.6
American Tower Corp.	3.8	3.5
MetLife, Inc.	2.7	2.8
Invesco Ltd.	2.4	2.3
	40.9
Top Industries (% of fund's net assets)
As of July 31, 2014
Banks	29.4%
Capital Markets	14.5%
Insurance	13.4%
Real Estate Investment Trusts	10.6%
Diversified Financial Services	8.8%
All Others*	23.3%

As of January 31, 2014
Diversified Financial Services	22.3%
Insurance	16.6%
Commercial Banks	16.4%
Capital Markets	14.2%
Real Estate Investment Trusts	10.2%
All Others*	20.3%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Financial Services Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
BANKS - 29.4%
Diversified Banks - 24.1%
Bank of America Corp.	561,856	$ 8,568,304
Citigroup, Inc.	165,465	8,092,893
JPMorgan Chase & Co.	156,931	9,050,210
PT Bank Rakyat Indonesia Tbk	641,700	615,500
U.S. Bancorp	184,308	7,746,465
Wells Fargo & Co.	125,948	6,410,753
		40,484,125
Regional Banks - 5.3%
CoBiz, Inc.	58,891	666,646
Commerce Bancshares, Inc.	13,385	603,128
Fifth Third Bancorp	120,340	2,464,563
M&T Bank Corp. (d)	15,270	1,855,305
Popular, Inc. (a)	34,800	1,110,120
SunTrust Banks, Inc.	56,400	2,146,020
		8,845,782
TOTAL BANKS		49,329,907
CAPITAL MARKETS - 14.5%
Asset Management & Custody Banks - 11.5%
Affiliated Managers Group, Inc. (a)	11,264	2,244,352
Ameriprise Financial, Inc.	20,700	2,475,720
Artisan Partners Asset Management, Inc.	34,000	1,771,400
BlackRock, Inc. Class A	4,986	1,519,384
Franklin Resources, Inc.	52,650	2,850,998
Invesco Ltd.	105,338	3,963,869
Oaktree Capital Group LLC Class A	32,500	1,625,000
The Blackstone Group LP	86,465	2,825,676
		19,276,399
Diversified Capital Markets - 0.4%
Close Brothers Group PLC	33,800	725,290
Investment Banking & Brokerage - 2.6%
E*TRADE Financial Corp. (a)	85,300	1,793,006
FXCM, Inc. Class A (d)	50,500	687,810
Raymond James Financial, Inc.	35,700	1,818,915
		4,299,731
TOTAL CAPITAL MARKETS		24,301,420
CONSUMER FINANCE - 7.0%
Consumer Finance - 7.0%
Capital One Financial Corp.	86,538	6,883,233
Navient Corp.	94,015	1,617,058
Santander Consumer U.S.A. Holdings, Inc.	22,900	438,993
SLM Corp.	120,515	1,067,763
Springleaf Holdings, Inc. (d)	65,500	1,714,790
		11,721,837

	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 1.1%
Specialized Consumer Services - 1.1%
H&R Block, Inc.	57,800	$ 1,857,114
DIVERSIFIED FINANCIAL SERVICES - 8.8%
Multi-Sector Holdings - 4.2%
Berkshire Hathaway, Inc. Class B (a)	56,419	7,076,635
Specialized Finance - 4.6%
IntercontinentalExchange Group, Inc.	20,114	3,866,313
McGraw Hill Financial, Inc.	41,400	3,321,108
TPG Specialty Lending, Inc. (d)	25,905	501,780
		7,689,201
TOTAL DIVERSIFIED FINANCIAL SERVICES		14,765,836
HEALTH CARE PROVIDERS & SERVICES - 0.6%
Health Care Facilities - 0.6%
Brookdale Senior Living, Inc. (a)	30,500	1,056,825
INSURANCE - 13.4%
Insurance Brokers - 2.4%
Brown & Brown, Inc.	48,900	1,505,142
Marsh & McLennan Companies, Inc.	48,900	2,482,653
		3,987,795
Life & Health Insurance - 4.4%
MetLife, Inc.	86,526	4,551,268
Prudential PLC	48,894	1,123,773
Torchmark Corp.	34,000	1,793,160
		7,468,201
Property & Casualty Insurance - 5.4%
Allstate Corp.	56,440	3,298,918
FNF Group	60,200	1,632,022
FNFV Group	20,497	335,331
The Travelers Companies, Inc.	41,592	3,724,980
		8,991,251
Reinsurance - 1.2%
Everest Re Group Ltd.	12,900	2,011,239
TOTAL INSURANCE		22,458,486
INTERNET SOFTWARE & SERVICES - 1.3%
Internet Software & Services - 1.3%
eBay, Inc. (a)	41,400	2,185,920
IT SERVICES - 5.0%
Data Processing & Outsourced Services - 5.0%
EVERTEC, Inc.	60,200	1,346,072
Fiserv, Inc. (a)	38,166	2,353,697
FleetCor Technologies, Inc. (a)	9,200	1,221,668
The Western Union Co.	82,700	1,444,769
Visa, Inc. Class A	9,430	1,989,824
		8,356,030
Common Stocks - continued
	Shares	Value
MEDIA - 1.0%
Advertising - 1.0%
CBS Outdoor Americas, Inc.	48,900	$ 1,627,881
REAL ESTATE INVESTMENT TRUSTS - 10.6%
Mortgage REITs - 3.0%
Blackstone Mortgage Trust, Inc.	45,100	1,283,997
NorthStar Realty Finance Corp.	39,050	628,705
Redwood Trust, Inc. (d)	60,200	1,142,596
Starwood Property Trust, Inc.	82,700	1,951,720
		5,007,018
Residential REITs - 2.3%
Essex Property Trust, Inc.	11,450	2,170,577
Starwood Waypoint Residential (a)	60,160	1,581,606
		3,752,183
Retail REITs - 1.5%
Simon Property Group, Inc.	7,188	1,208,950
Washington Prime Group, Inc. (a)	72,169	1,363,272
		2,572,222
Specialized REITs - 3.8%
American Tower Corp.	67,650	6,385,484
TOTAL REAL ESTATE INVESTMENT TRUSTS		17,716,907
REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.1%
Real Estate Operating Companies - 0.5%
Global Logistic Properties Ltd.	381,000	848,170
Real Estate Services - 3.6%
Altisource Portfolio Solutions SA (a)	7,550	818,269
CBRE Group, Inc. (a)	118,487	3,654,139
Realogy Holdings Corp. (a)	45,100	1,657,876
		6,130,284
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		6,978,454

	Shares	Value
THRIFTS & MORTGAGE FINANCE - 0.9%
Thrifts & Mortgage Finance - 0.9%
MGIC Investment Corp. (a)	50,000	$ 369,500
Ocwen Financial Corp. (a)	28,850	870,405
Radian Group, Inc.	19,600	248,136
		1,488,041
TOTAL COMMON STOCKS (Cost $145,554,635)		163,844,658
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 0.11% (b)	3,871,808	3,871,808
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	4,239,975	4,239,975
TOTAL MONEY MARKET FUNDS (Cost $8,111,783)		8,111,783
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $153,666,418)		171,956,441
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(4,243,037)
NET ASSETS - 100%		$ 167,713,404
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,308
Fidelity Securities Lending Cash Central Fund	40,449
Total	$ 43,757
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 163,844,658	$ 161,257,215	$ 2,587,443	$ -
Money Market Funds	8,111,783	8,111,783	-	-
Total Investments in Securities:	$ 171,956,441	$ 169,368,998	$ 2,587,443	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $4,042,147) - See accompanying schedule: Unaffiliated issuers (cost $145,554,635)	$ 163,844,658
Fidelity Central Funds (cost $8,111,783)	8,111,783
Total Investments (cost $153,666,418)		$ 171,956,441
Cash		1,005
Receivable for investments sold		106,170
Receivable for fund shares sold		133,922
Dividends receivable		91,067
Distributions receivable from Fidelity Central Funds		22,253
Other receivables		157,775
Total assets		172,468,633

Liabilities
Payable for investments purchased	$ 66,478
Payable for fund shares redeemed	220,158
Accrued management fee	78,904
Distribution and service plan fees payable	65,936
Other affiliated payables	44,061
Other payables and accrued expenses	39,717
Collateral on securities loaned, at value	4,239,975
Total liabilities		4,755,229

Net Assets		$ 167,713,404
Net Assets consist of:
Paid in capital		$ 208,707,700
Undistributed net investment income		327,058
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(59,611,679)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,290,325
Net Assets		$ 167,713,404

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($77,673,849 ÷ 5,187,683 shares)	$ 14.97

Maximum offering price per share (100/94.25 of $14.97)	$ 15.88
Class T: Net Asset Value and redemption price per share ($31,595,676 ÷ 2,125,831 shares)	$ 14.86

Maximum offering price per share (100/96.50 of $14.86)	$ 15.40
Class B: Net Asset Value and offering price per share ($5,539,886 ÷ 386,023 shares)A	$ 14.35

Class C: Net Asset Value and offering price per share ($36,739,735 ÷ 2,584,335 shares)A	$ 14.22

Institutional Class: Net Asset Value, offering price and redemption price per share ($16,164,258 ÷ 1,054,012 shares)	$ 15.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Financial Services Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 2,980,098
Income from Fidelity Central Funds		43,757
Total income		3,023,855

Expenses
Management fee	$ 876,474
Transfer agent fees	446,452
Distribution and service plan fees	742,675
Accounting and security lending fees	62,863
Custodian fees and expenses	13,750
Independent trustees' compensation	3,882
Registration fees	60,470
Audit	53,082
Legal	3,004
Miscellaneous	2,284
Total expenses before reductions	2,264,936
Expense reductions	(5,268)	2,259,668
Net investment income (loss)		764,187
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,591,926
Foreign currency transactions	1,609
Total net realized gain (loss)		7,593,535
Change in net unrealized appreciation (depreciation) on: Investment securities	9,237,332
Assets and liabilities in foreign currencies	987
Total change in net unrealized appreciation (depreciation)		9,238,319
Net gain (loss)		16,831,854
Net increase (decrease) in net assets resulting from operations		$ 17,596,041

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 764,187	$ 1,261,864
Net realized gain (loss)	7,593,535	21,677,767
Change in net unrealized appreciation (depreciation)	9,238,319	10,094,408
Net increase (decrease) in net assets resulting from operations	17,596,041	33,034,039
Distributions to shareholders from net investment income	(647,193)	(847,180)
Distributions to shareholders from net realized gain	(72,538)	-
Total distributions	(719,731)	(847,180)
Share transactions - net increase (decrease)	10,142,137	4,858,599
Redemption fees	8,658	3,052
Total increase (decrease) in net assets	27,027,105	37,048,510

Net Assets
Beginning of period	140,686,299	103,637,789
End of period (including undistributed net investment income of $327,058 and undistributed net investment income of $426,508, respectively)	$ 167,713,404	$ 140,686,299

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.41	$ 10.18	$ 10.06	$ 10.35	$ 9.53
Income from Investment Operations
Net investment income (loss) C	.10	.15	.07	(.02)	(.01)
Net realized and unrealized gain (loss)	1.55	3.18	.06	(.27)	.93
Total from investment operations	1.65	3.33	.13	(.29)	.92
Distributions from net investment income	(.08)	(.10)	(.01)	-	(.10)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.09)	(.10)	(.01)	-	(.10)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.97	$ 13.41	$ 10.18	$ 10.06	$ 10.35
Total ReturnA, B	12.39%	32.99%	1.34%	(2.80)%	9.61%
Ratios to Average Net Assets D, F
Expenses before reductions	1.22%	1.29%	1.28%	1.26%	1.27%
Expenses net of fee waivers, if any	1.22%	1.29%	1.28%	1.26%	1.27%
Expenses net of all reductions	1.22%	1.21%	1.20%	1.21%	1.22%
Net investment income (loss)	.68%	1.31%	.72%	(.24)%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,674	$ 64,428	$ 47,055	$ 63,937	$ 69,723
Portfolio turnover rateE	49%	288%	441%	260%	254%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 10.11	$ 10.01	$ 10.32	$ 9.52
Income from Investment Operations
Net investment income (loss) C	.06	.12	.04	(.05)	(.04)
Net realized and unrealized gain (loss)	1.55	3.16	.06	(.26)	.92
Total from investment operations	1.61	3.28	.10	(.31)	.88
Distributions from net investment income	(.05)	(.08)	- G	-	(.08)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.06)	(.08)	- G	-	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.86	$ 13.31	$ 10.11	$ 10.01	$ 10.32
Total ReturnA, B	12.10%	32.66%	1.03%	(3.00)%	9.26%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.55%	1.54%	1.52%	1.53%
Expenses net of fee waivers, if any	1.48%	1.55%	1.54%	1.52%	1.53%
Expenses net of all reductions	1.48%	1.47%	1.45%	1.47%	1.47%
Net investment income (loss)	.42%	1.06%	.46%	(.49)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,596	$ 30,576	$ 24,367	$ 27,037	$ 33,310
Portfolio turnover rateE	49%	288%	441%	260%	254%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.87	$ 9.79	$ 9.73	$ 10.09	$ 9.33
Income from Investment Operations
Net investment income (loss) C	(.01)	.06	- G	(.10)	(.09)
Net realized and unrealized gain (loss)	1.49	3.06	.06	(.26)	.91
Total from investment operations	1.48	3.12	.06	(.36)	.82
Distributions from net investment income	-	(.04)	-	-	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.35	$ 12.87	$ 9.79	$ 9.73	$ 10.09
Total ReturnA, B	11.50%	32.00%	.62%	(3.57)%	8.78%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	2.04%	2.03%	2.01%	2.02%
Expenses net of fee waivers, if any	1.98%	2.04%	2.03%	2.01%	2.02%
Expenses net of all reductions	1.98%	1.97%	1.94%	1.96%	1.97%
Net investment income (loss)	(.08)%	.56%	(.03)%	(.98)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,540	$ 6,511	$ 5,745	$ 7,480	$ 10,992
Portfolio turnover rateE	49%	288%	441%	260%	254%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.75	$ 9.70	$ 9.65	$ 10.00	$ 9.25
Income from Investment Operations
Net investment income (loss) C	- G	.06	- G	(.10)	(.09)
Net realized and unrealized gain (loss)	1.48	3.03	.05	(.25)	.90
Total from investment operations	1.48	3.09	.05	(.35)	.81
Distributions from net investment income	(.01)	(.04)	-	-	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.22	$ 12.75	$ 9.70	$ 9.65	$ 10.00
Total ReturnA, B	11.65%	31.98%	.52%	(3.50)%	8.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	2.03%	2.03%	2.01%	2.02%
Expenses net of fee waivers, if any	1.94%	2.03%	2.03%	2.01%	2.02%
Expenses net of all reductions	1.93%	1.96%	1.94%	1.96%	1.96%
Net investment income (loss)	(.03)%	.57%	(.03)%	(.99)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,740	$ 29,897	$ 20,875	$ 23,196	$ 30,804
Portfolio turnover rateE	49%	288%	441%	260%	254%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.73	$ 10.42	$ 10.28	$ 10.55	$ 9.69
Income from Investment Operations
Net investment income (loss) B	.15	.20	.10	.01	.02
Net realized and unrealized gain (loss)	1.60	3.25	.06	(.28)	.95
Total from investment operations	1.75	3.45	.16	(.27)	.97
Distributions from net investment income	(.13)	(.14)	(.02)	-	(.11)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.14)	(.14)	(.02)	-	(.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 15.34	$ 13.73	$ 10.42	$ 10.28	$ 10.55
Total ReturnA	12.85%	33.45%	1.61%	(2.56)%	9.99%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.96%	.98%	.96%	.99%
Expenses net of fee waivers, if any	.87%	.96%	.98%	.96%	.99%
Expenses net of all reductions	.86%	.88%	.89%	.91%	.94%
Net investment income (loss)	1.04%	1.65%	1.02%	.07%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,164	$ 9,275	$ 5,596	$ 8,162	$ 5,158
Portfolio turnover rateD	49%	288%	441%	260%	254%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,432,045
Gross unrealized depreciation	(1,861,572)
Net unrealized appreciation (depreciation) on securities	$ 17,570,473

Tax Cost	$ 154,385,968

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 327,069
Capital loss carryforward	$ (58,892,130)
Net unrealized appreciation (depreciation) on securities and other investments	$ 17,570,775

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (35,189,589)
2018	(23,251,884)
2019	(450,657)
Total capital loss carryforward	$ (58,892,130)

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 719,731	$ 847,180

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $84,579,700 and $75,332,273, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 179,690	$ 4,881
Class T	.25%	.25%	157,782	784
Class B	.75%	.25%	62,815	47,230
Class C	.75%	.25%	342,388	73,448
			$ 742,675	$ 126,343

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 47,937
Class T	7,810
Class B*	6,232
Class C*	8,195
$ 70,174

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 212,843.30
Class T	96,821.31
Class B	19,084.30
Class C	88,891.26
Institutional Class	28,813.19
	$ 446,452

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,600 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $266 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $40,449. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5,268 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ 405,756	$ 468,043
Class T	104,978	194,766
Class B	-	25,088
Class C	31,349	89,452
Institutional Class	105,110	69,831
Total	$ 647,193	$ 847,180
From net realized gain
Class A	$ 43,910	$ -
Class T	20,144	-
Institutional Class	8,484	-
Total	$ 72,538	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	1,697,938	1,230,107	$ 24,378,496	$ 14,721,154
Reinvestment of distributions	28,780	36,718	390,562	401,001
Shares redeemed	(1,342,224)	(1,085,572)	(19,118,798)	(12,586,886)
Net increase (decrease)	384,494	181,253	$ 5,650,260	$ 2,535,269
Class T
Shares sold	306,863	446,551	$ 4,347,352	$ 5,238,758
Reinvestment of distributions	8,794	16,926	118,136	183,990
Shares redeemed	(486,368)	(576,646)	(6,897,348)	(6,688,740)
Net increase (decrease)	(170,711)	(113,169)	$ (2,431,860)	$ (1,265,992)
Class B
Shares sold	29,215	117,587	$ 390,860	$ 1,311,553
Reinvestment of distributions	-	1,943	-	20,652
Shares redeemed	(149,230)	(200,454)	(2,060,292)	(2,232,316)
Net increase (decrease)	(120,015)	(80,924)	$ (1,669,432)	$ (900,111)
Class C
Shares sold	859,537	769,144	$ 11,703,173	$ 8,857,879
Reinvestment of distributions	2,148	7,186	26,657	75,671
Shares redeemed	(621,486)	(584,253)	(8,469,563)	(6,452,079)
Net increase (decrease)	240,199	192,077	$ 3,260,267	$ 2,481,471

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Institutional Class
Shares sold	823,593	490,356	$ 12,007,905	$ 6,177,619
Reinvestment of distributions	5,144	5,017	71,934	55,775
Shares redeemed	(450,058)	(356,871)	(6,746,937)	(4,225,432)
Net increase (decrease)	378,679	138,502	$ 5,332,902	$ 2,007,962

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Health Care Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	35.21%	25.67%	13.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Institutional Class on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Health Care Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Edward Yoon, Portfolio Manager of Fidelity Advisor® Health Care Fund: For the year, the fund's Institutional Class shares gained 35.21%, outpacing the 21.26% advance of the MSCI U.S. IMI Health Care 25-50 Index and the S&P 500®. Strong fundamentals continued to underpin the health care sector's solid performance, and increased merger-and-acquisition activity fueled outsized gains in many stocks. Despite some volatility in higher-growth areas such as biotechnology, the sector's diversified composition, attractive valuation and defensive qualities helped it maintain its recent strong performance. Versus the MSCI sector index, exceptional stock picking drove the fund's outperformance. Choices in pharmaceuticals helped the most - although I maintained my sizable underweighting in the industry - including U.K.-based Shire, the fund's top individual contributor that benefited from multiple takeover bids by drugmaker AbbVie. I continued to add to my position, and I expect to keep AbbVie as a fund holding should the deal finalize. Life science tools & services helped, and leading the way here was genetic analysis tool maker Illumina, which I overweighted but trimmed exposure as the stock's valuation rose. Stock selection in biotechnology also added value, especially Intercept Pharmaceuticals, which strongly contributed this period despite experiencing extreme volatility. Notable relative detractors were hard to come by this period, but stock picking in health care services was weak. I also reduced exposure to this group, as I've always been generally cautious of areas sensitive to fluctuations in health policy. At the stock level, it hurt the most not to own large-cap pharma firm Allergan when its shares shot higher in April on news that Valeant Pharmaceuticals International would acquire the firm. I did establish a small stake in June, but it was too little, too late this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.06%
Actual		$ 1,000.00	$ 1,079.60	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class T	1.33%
Actual		$ 1,000.00	$ 1,078.10	$ 6.85
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 6.66
Class B	1.89%
Actual		$ 1,000.00	$ 1,075.20	$ 9.72
HypotheticalA		$ 1,000.00	$ 1,015.42	$ 9.44
Class C	1.81%
Actual		$ 1,000.00	$ 1,075.60	$ 9.31
HypotheticalA		$ 1,000.00	$ 1,015.82	$ 9.05
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,081.20	$ 4.13
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Health Care Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Actavis PLC	6.9	4.6
McKesson Corp.	5.3	3.4
Shire PLC sponsored ADR	4.9	1.8
Covidien PLC	4.0	0.9
Biogen Idec, Inc.	3.4	4.3
Agilent Technologies, Inc.	3.4	1.5
Alexion Pharmaceuticals, Inc.	3.3	4.5
Boston Scientific Corp.	3.1	3.6
AbbVie, Inc.	2.8	1.0
Allergan, Inc.	2.8	0.0
	39.9
Top Industries (% of fund's net assets)
As of July 31, 2014
Pharmaceuticals	30.4%
Biotechnology	24.2%
Health Care Equipment & Supplies	16.8%
Health Care Providers & Services	14.3%
Life Sciences Tools & Services	6.0%
All Others*	8.3%

As of January 31, 2014
Biotechnology	32.7%
Pharmaceuticals	24.9%
Health Care Equipment & Supplies	14.1%
Health Care Providers & Services	13.0%
Life Sciences Tools & Services	8.0%
All Others*	7.3%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Health Care Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
BIOTECHNOLOGY - 24.2%
Biotechnology - 24.2%
Acceleron Pharma, Inc.	56,538	$ 1,674,656
Actelion Ltd.	50,892	6,154,642
Alexion Pharmaceuticals, Inc. (a)	285,814	45,441,568
Alnylam Pharmaceuticals, Inc. (a)	74,720	4,038,616
Amgen, Inc.	232,496	29,617,665
Array BioPharma, Inc. (a)	475,300	1,901,200
Arrowhead Research Corp. (a)	170,200	2,153,030
Avalanche Biotechnologies, Inc. (a)	22,209	621,630
BioCryst Pharmaceuticals, Inc. (a)	296,900	3,717,188
Biogen Idec, Inc. (a)	139,884	46,775,811
BioMarin Pharmaceutical, Inc. (a)	105,800	6,540,556
Celgene Corp. (a)	216,500	18,867,975
Celldex Therapeutics, Inc. (a)	55,100	721,259
Cubist Pharmaceuticals, Inc.	289,497	17,630,367
Discovery Laboratories, Inc. (a)	796,000	1,249,720
Genomic Health, Inc. (a)(d)	110,254	2,809,272
Gilead Sciences, Inc. (a)	352,886	32,306,713
Grifols SA ADR	201,830	7,401,106
Innate Pharma SA (a)(d)	268,800	2,667,131
Insmed, Inc. (a)	164,900	2,818,141
Intercept Pharmaceuticals, Inc. (a)	44,121	10,251,956
InterMune, Inc. (a)	440,980	19,345,793
Kindred Biosciences, Inc.	148,400	2,261,616
Neurocrine Biosciences, Inc. (a)	460,334	6,251,336
NewLink Genetics Corp. (a)	57,196	1,211,411
NPS Pharmaceuticals, Inc. (a)	80,590	2,251,685
Prothena Corp. PLC (a)	2,500	43,400
PTC Therapeutics, Inc. (a)	80,800	2,134,736
Puma Biotechnology, Inc. (a)	86,600	19,200,952
Rigel Pharmaceuticals, Inc. (a)	208,731	682,550
Ultragenyx Pharmaceutical, Inc.	60,805	2,657,179
Vanda Pharmaceuticals, Inc. (a)(d)	373,329	5,487,936
Vertex Pharmaceuticals, Inc. (a)	324,700	28,869,077
ZIOPHARM Oncology, Inc. (a)(d)	404,100	1,264,833
		337,022,706
DIVERSIFIED CONSUMER SERVICES - 0.2%
Specialized Consumer Services - 0.2%
Carriage Services, Inc.	159,335	2,570,074
HEALTH CARE EQUIPMENT & SUPPLIES - 16.8%
Health Care Equipment - 14.9%
Accuray, Inc. (a)	208,500	1,640,895
Boston Scientific Corp. (a)	3,334,001	42,608,533
Cardiovascular Systems, Inc. (a)	107,420	2,900,340
CONMED Corp.	197,018	7,683,702
Covidien PLC	649,523	56,190,235
Edwards Lifesciences Corp. (a)	170,953	15,428,508
HeartWare International, Inc. (a)	106,331	8,954,134
Intuitive Surgical, Inc. (a)	11,800	5,399,090
Lumenis Ltd. Class B	156,400	1,388,832

	Shares	Value
Masimo Corp. (a)	230,731	$ 5,556,002
Medtronic, Inc.	364,300	22,491,882
NxStage Medical, Inc. (a)	355,200	4,741,920
ResMed, Inc. (d)	100,900	5,220,566
Roka Bioscience, Inc.	124,327	1,122,300
Roka Bioscience, Inc. (a)	83,300	835,499
Smith & Nephew PLC sponsored ADR	90,963	7,829,185
Steris Corp.	173,184	8,811,602
Volcano Corp. (a)	259,000	4,276,090
Zeltiq Aesthetics, Inc. (a)	269,618	5,457,068
		208,536,383
Health Care Supplies - 1.9%
Derma Sciences, Inc. (a)	212,595	2,057,920
Endologix, Inc. (a)	298,823	4,228,345
The Cooper Companies, Inc.	124,200	19,981,296
		26,267,561
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		234,803,944
HEALTH CARE PROVIDERS & SERVICES - 14.2%
Health Care Distributors & Services - 6.8%
Amplifon SpA	647,495	3,875,616
Cardinal Health, Inc.	149,700	10,726,005
EBOS Group Ltd.	593,979	5,106,402
McKesson Corp.	389,709	74,769,569
United Drug PLC (United Kingdom)	182,300	1,093,840
		95,571,432
Health Care Facilities - 3.2%
Brookdale Senior Living, Inc. (a)	184,870	6,405,746
HCA Holdings, Inc. (a)	264,100	17,248,371
NMC Health PLC	314,500	2,495,561
Surgical Care Affiliates, Inc.	148,385	4,359,551
Universal Health Services, Inc. Class B	129,527	13,807,578
		44,316,807
Health Care Services - 1.4%
Air Methods Corp. (a)(d)	277,484	13,943,571
MEDNAX, Inc. (a)	83,320	4,930,878
		18,874,449
Managed Health Care - 2.8%
Cigna Corp.	194,812	17,540,872
Humana, Inc.	108,237	12,734,083
UnitedHealth Group, Inc.	106,724	8,649,980
		38,924,935
TOTAL HEALTH CARE PROVIDERS & SERVICES		197,687,623
HEALTH CARE TECHNOLOGY - 3.7%
Health Care Technology - 3.7%
athenahealth, Inc. (a)(d)	59,400	7,389,360
Castlight Health, Inc.	336,800	4,064,839
Castlight Health, Inc. Class B (a)	6,800	91,188
Cerner Corp. (a)	539,596	29,785,699
Common Stocks - continued
	Shares	Value
HEALTH CARE TECHNOLOGY - CONTINUED
Health Care Technology - continued
HealthStream, Inc. (a)	97,512	$ 2,433,900
Medidata Solutions, Inc. (a)	187,800	8,420,952
		52,185,938
INDUSTRIAL CONGLOMERATES - 1.9%
Industrial Conglomerates - 1.9%
Danaher Corp.	355,023	26,229,099
LIFE SCIENCES TOOLS & SERVICES - 6.0%
Life Sciences Tools & Services - 6.0%
Agilent Technologies, Inc.	833,500	46,751,015
Bruker BioSciences Corp. (a)	259,553	5,899,640
Illumina, Inc. (a)	193,389	30,924,835
		83,575,490
PHARMACEUTICALS - 30.4%
Pharmaceuticals - 30.4%
AbbVie, Inc.	747,480	39,123,103
Actavis PLC (a)	450,355	96,493,059
Allergan, Inc.	233,600	38,744,896
Auxilium Pharmaceuticals, Inc. (a)(d)	212,000	4,244,240
Bristol-Myers Squibb Co.	259,803	13,151,228
Dechra Pharmaceuticals PLC	350,100	4,102,052
Jazz Pharmaceuticals PLC (a)	83,426	11,657,115
Merck & Co., Inc.	400,933	22,748,938
Pacira Pharmaceuticals, Inc. (a)	55,200	5,078,400
Perrigo Co. PLC	216,456	32,565,805
Prestige Brands Holdings, Inc. (a)	271,372	8,358,258
Salix Pharmaceuticals Ltd. (a)	216,448	28,551,656
Shire PLC sponsored ADR	279,300	68,847,450
Teva Pharmaceutical Industries Ltd. sponsored ADR	634,983	33,971,591
The Medicines Company (a)	249,000	5,819,130
TherapeuticsMD, Inc. (a)	661,050	3,067,272
UCB SA	84,800	7,794,171
		424,318,364
PROFESSIONAL SERVICES - 0.6%
Human Resource & Employment Services - 0.6%
Towers Watson & Co.	23,927	2,441,033
WageWorks, Inc. (a)	138,395	5,776,607
		8,217,640
TOTAL COMMON STOCKS (Cost $1,042,406,903)		1,366,610,878
Convertible Preferred Stocks - 0.1%
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 0.1%
Health Care Services - 0.1%
1Life Healthcare, Inc. Series G (e) (Cost $2,121,583)	322,145	$ 2,238,908
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 0.11% (b)	36,951,816	36,951,816
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	13,128,282	13,128,282
TOTAL MONEY MARKET FUNDS (Cost $50,080,098)		50,080,098
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $1,094,608,584)		1,418,929,884
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(24,044,339)
NET ASSETS - 100%		$ 1,394,885,545
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,238,908 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$ 2,121,583
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,491
Fidelity Securities Lending Cash Central Fund	281,825
Total	$ 301,316
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,366,610,878	$ 1,361,423,739	$ 5,187,139	$ -
Convertible Preferred Stocks	2,238,908	-	-	2,238,908
Money Market Funds	50,080,098	50,080,098	-	-
Total Investments in Securities:	$ 1,418,929,884	$ 1,411,503,837	$ 5,187,139	$ 2,238,908
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	75.1%
Ireland	14.1%
Bailiwick of Jersey	4.9%
Israel	2.5%
United Kingdom	1.1%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $12,559,019) - See accompanying schedule: Unaffiliated issuers (cost $1,044,528,486)	$ 1,368,849,786
Fidelity Central Funds (cost $50,080,098)	50,080,098
Total Investments (cost $1,094,608,584)		$ 1,418,929,884
Receivable for investments sold		27,126,664
Receivable for fund shares sold		5,263,502
Dividends receivable		401,785
Distributions receivable from Fidelity Central Funds		13,302
Other receivables		12,457
Total assets		1,451,747,594

Liabilities
Payable for investments purchased	$ 40,053,831
Payable for fund shares redeemed	2,295,699
Accrued management fee	629,604
Distribution and service plan fees payable	441,222
Other affiliated payables	261,720
Other payables and accrued expenses	51,691
Collateral on securities loaned, at value	13,128,282
Total liabilities		56,862,049

Net Assets		$ 1,394,885,545
Net Assets consist of:
Paid in capital		$ 956,280,793
Accumulated net investment loss		(4,464,030)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		118,747,574
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		324,321,208
Net Assets		$ 1,394,885,545

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($613,994,649 ÷ 16,275,964 shares)	$ 37.72

Maximum offering price per share (100/94.25 of $37.72)	$ 40.02
Class T: Net Asset Value and redemption price per share ($216,972,813 ÷ 6,049,058 shares)	$ 35.87

Maximum offering price per share (100/96.50 of $35.87)	$ 37.17
Class B: Net Asset Value and offering price per share ($13,404,921 ÷ 416,633 shares)A	$ 32.17

Class C: Net Asset Value and offering price per share ($257,858,700 ÷ 8,051,186 shares)A	$ 32.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($292,654,462 ÷ 7,277,101 shares)	$ 40.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Health Care Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 5,217,545
Interest		4
Income from Fidelity Central Funds (including $281,825 from security lending)		301,316
Total income		5,518,865

Expenses
Management fee	$ 5,691,350
Transfer agent fees	2,229,952
Distribution and service plan fees	4,165,648
Accounting and security lending fees	350,304
Custodian fees and expenses	59,662
Independent trustees' compensation	23,801
Registration fees	130,856
Audit	52,033
Legal	12,425
Miscellaneous	10,985
Total expenses before reductions	12,727,016
Expense reductions	(50,156)	12,676,860
Net investment income (loss)		(7,157,995)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	181,430,864
Foreign currency transactions	12,331
Total net realized gain (loss)		181,443,195
Change in net unrealized appreciation (depreciation) on: Investment securities	110,914,093
Assets and liabilities in foreign currencies	2,020
Total change in net unrealized appreciation (depreciation)		110,916,113
Net gain (loss)		292,359,308
Net increase (decrease) in net assets resulting from operations		$ 285,201,313

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,157,995)	$ (1,047,566)
Net realized gain (loss)	181,443,195	65,048,667
Change in net unrealized appreciation (depreciation)	110,916,113	144,188,245
Net increase (decrease) in net assets resulting from operations	285,201,313	208,189,346
Distributions to shareholders from net realized gain	(91,415,211)	(53,403,217)
Share transactions - net increase (decrease)	462,114,251	98,074,235
Redemption fees	59,322	6,876
Total increase (decrease) in net assets	655,959,675	252,867,240

Net Assets
Beginning of period	738,925,870	486,058,630
End of period (including accumulated net investment loss of $4,464,030 and accumulated net investment loss of $1,170,069, respectively)	$ 1,394,885,545	$ 738,925,870

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 31.29	$ 24.35	$ 25.60	$ 19.01	$ 17.15
Income from Investment Operations
Net investment income (loss) C	(.18)	- G	(.04)	(.10)	(.07)
Net realized and unrealized gain (loss)	10.13	9.53	1.43	6.69	1.93
Total from investment operations	9.95	9.53	1.39	6.59	1.86
Distributions from net realized gain	(3.52)	(2.59)	(2.64)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 37.72	$ 31.29	$ 24.35	$ 25.60	$ 19.01
Total ReturnA, B	34.79%	42.77%	7.58%	34.67%	10.85%
Ratios to Average Net Assets D, F
Expenses before reductions	1.08%	1.14%	1.19%	1.19%	1.22%
Expenses net of fee waivers, if any	1.08%	1.14%	1.19%	1.19%	1.22%
Expenses net of all reductions	1.07%	1.13%	1.18%	1.18%	1.21%
Net investment income (loss)	(.54)%	(.01)%	(.18)%	(.43)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 613,995	$ 365,416	$ 233,188	$ 224,704	$ 179,586
Portfolio turnover rateE	111%	92%	124%	125%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.91	$ 23.42	$ 24.80	$ 18.46	$ 16.69
Income from Investment Operations
Net investment income (loss) C	(.26)	(.07)	(.09)	(.16)	(.12)
Net realized and unrealized gain (loss)	9.67	9.13	1.35	6.50	1.89
Total from investment operations	9.41	9.06	1.26	6.34	1.77
Distributions from net realized gain	(3.45)	(2.57)	(2.64)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 35.87	$ 29.91	$ 23.42	$ 24.80	$ 18.46
Total ReturnA, B	34.49%	42.39%	7.27%	34.34%	10.61%
Ratios to Average Net Assets D, F
Expenses before reductions	1.34%	1.39%	1.43%	1.44%	1.47%
Expenses net of fee waivers, if any	1.34%	1.39%	1.43%	1.44%	1.47%
Expenses net of all reductions	1.34%	1.38%	1.43%	1.43%	1.46%
Net investment income (loss)	(.80)%	(.26)%	(.42)%	(.69)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 216,973	$ 158,611	$ 117,969	$ 123,606	$ 100,883
Portfolio turnover rateE	111%	92%	124%	125%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 27.16	$ 21.55	$ 23.15	$ 17.32	$ 15.74
Income from Investment Operations
Net investment income (loss) C	(.40)	(.18)	(.19)	(.25)	(.20)
Net realized and unrealized gain (loss)	8.71	8.31	1.23	6.08	1.78
Total from investment operations	8.31	8.13	1.04	5.83	1.58
Distributions from net realized gain	(3.30)	(2.52)	(2.64)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 32.17	$ 27.16	$ 21.55	$ 23.15	$ 17.32
Total ReturnA, B	33.72%	41.61%	6.78%	33.66%	10.04%
Ratios to Average Net Assets D, F
Expenses before reductions	1.91%	1.93%	1.94%	1.94%	1.97%
Expenses net of fee waivers, if any	1.91%	1.93%	1.94%	1.94%	1.97%
Expenses net of all reductions	1.90%	1.91%	1.93%	1.93%	1.96%
Net investment income (loss)	(1.37)%	(.80)%	(.93)%	(1.19)%	(1.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,405	$ 14,517	$ 15,403	$ 20,365	$ 23,543
Portfolio turnover rateE	111%	92%	124%	125%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 27.11	$ 21.51	$ 23.11	$ 17.29	$ 15.70
Income from Investment Operations
Net investment income (loss) C	(.38)	(.17)	(.18)	(.24)	(.19)
Net realized and unrealized gain (loss)	8.68	8.31	1.22	6.06	1.78
Total from investment operations	8.30	8.14	1.04	5.82	1.59
Distributions from net realized gain	(3.38)	(2.54)	(2.64)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 32.03	$ 27.11	$ 21.51	$ 23.11	$ 17.29
Total ReturnA, B	33.83%	41.74%	6.80%	33.66%	10.13%
Ratios to Average Net Assets D, F
Expenses before reductions	1.83%	1.87%	1.90%	1.90%	1.94%
Expenses net of fee waivers, if any	1.83%	1.87%	1.90%	1.90%	1.94%
Expenses net of all reductions	1.82%	1.85%	1.89%	1.89%	1.93%
Net investment income (loss)	(1.29)%	(.74)%	(.89)%	(1.15)%	(1.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 257,859	$ 125,965	$ 78,763	$ 77,749	$ 60,861
Portfolio turnover rateE	111%	92%	124%	125%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 33.12	$ 25.60	$ 26.69	$ 19.77	$ 17.78
Income from Investment Operations
Net investment income (loss) B	(.10)	.07	.03	(.03)	(.02)
Net realized and unrealized gain (loss)	10.80	10.07	1.52	6.95	2.01
Total from investment operations	10.70	10.14	1.55	6.92	1.99
Distributions from net realized gain	(3.60)	(2.62)	(2.64)	-	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 40.22	$ 33.12	$ 25.60	$ 26.69	$ 19.77
Total ReturnA	35.21%	43.12%	7.91%	35.00%	11.19%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.87%	.89%	.89%	.96%
Expenses net of fee waivers, if any	.81%	.87%	.89%	.89%	.96%
Expenses net of all reductions	.81%	.85%	.88%	.88%	.95%
Net investment income (loss)	(.27)%	.26%	.12%	(.13)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 292,654	$ 74,417	$ 40,737	$ 45,243	$ 14,172
Portfolio turnover rateD	111%	92%	124%	125%	103%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (Select Co) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 348,227,417
Gross unrealized depreciation	(26,094,106)
Net unrealized appreciation (depreciation) on securities	$ 322,133,311

Tax Cost	$ 1,096,796,573

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 31,365,366
Undistributed long-term capital gain	$ 89,570,197
Net unrealized appreciation (depreciation) on securities and other investments	$ 322,133,219

The Fund intends to elect to defer to its next fiscal year $4,464,013 of ordinary losses recognized during the period January 1, 2014 to July 31, 2014.

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 26,242,071	$ 1,722,659
Long-term Capital Gains	65,173,140	51,680,558
Total	$ 91,415,211	$ 53,403,217

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,473,905,468 and $1,133,492,004, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,205,538	$ 20,184
Class T	.25%	.25%	951,294	3,110
Class B	.75%	.25%	142,623	107,354
Class C	.75%	.25%	1,866,193	501,935
			$ 4,165,648	$ 632,583

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 380,868
Class T	51,075
Class B*	9,283
Class C *	21,053
$ 462,279

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,039,016.22
Class T	429,879.23
Class B	41,545.29
Class C	399,920.21
Institutional Class	319,592.20
	$ 2,229,952

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15,471 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,642 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $281,825. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $50,102 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $54.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net realized gain
Class A	$ 43,930,276	$ 25,387,002
Class T	18,842,643	13,085,534
Class B	1,694,148	1,715,002
Class C	17,484,352	9,051,114
Institutional Class	9,463,792	4,164,565
Total	$ 91,415,211	$ 53,403,217

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	7,083,573	3,549,260	$ 246,500,176	$ 93,836,372
Reinvestment of distributions	1,286,052	942,761	39,516,716	22,474,621
Shares redeemed	(3,773,574)	(2,389,171)	(131,027,775)	(61,582,185)
Net increase (decrease)	4,596,051	2,102,850	$ 154,989,117	$ 54,728,808
Class T
Shares sold	1,019,177	680,868	$ 33,380,934	$ 17,081,065
Reinvestment of distributions	618,886	547,411	18,107,896	12,508,788
Shares redeemed	(891,508)	(963,078)	(29,012,294)	(23,759,625)
Net increase (decrease)	746,555	265,201	$ 22,476,536	$ 5,830,228
Class B
Shares sold	52,714	53,093	$ 1,492,321	$ 1,227,477
Reinvestment of distributions	57,285	72,420	1,511,205	1,510,947
Shares redeemed	(227,802)	(305,905)	(6,589,471)	(6,859,622)
Net increase (decrease)	(117,803)	(180,392)	$ (3,585,945)	$ (4,121,198)
Class C
Shares sold	3,765,135	1,458,495	$ 111,711,536	$ 33,813,707
Reinvestment of distributions	567,385	363,077	14,940,641	7,555,835
Shares redeemed	(928,018)	(836,253)	(27,242,442)	(18,706,199)
Net increase (decrease)	3,404,502	985,319	$ 99,409,735	$ 22,663,343
Institutional Class
Shares sold	6,450,084	1,149,859	$ 241,929,933	$ 32,276,173
Reinvestment of distributions	259,255	148,348	8,481,841	3,734,787
Shares redeemed	(1,678,853)	(643,078)	(61,586,966)	(17,037,906)
Net increase (decrease)	5,030,486	655,129	$ 188,824,808	$ 18,973,054

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Industrials Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	12.82%	19.18%	11.82%

A Prior to October 1, 2006, Fidelity Advisor Industrials Fund was named Fidelity Advisor Cyclical Industries Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Industrials Fund - Institutional Class on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Industrials Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Industrials Fund: During the year, the fund's Institutional Class shares returned 12.82%, trailing the 16.37% gain of the MSCI U.S. IMI Industrials 25-50 Index and also lagging the S&P 500®. During the period, the MSCI sector index was lifted by robust performance in airlines, construction machinery & heavy trucks, and aerospace & defense, while industrial conglomerates lagged. The fund missed out by not owning three strong-performing defense contractors in the MSCI index: Lockheed Martin, the fund's biggest relative detractor, Raytheon and Northrop Grumman. Despite shrinking orders and backlogs, these contractors were able to postpone their day of reckoning by carefully managing costs and aggressively returning capital to shareholders. We were also hurt by overweighting the lagging stock of United Technologies, the fund's largest position and an aerospace & defense company I liked because of its management team and diversified portfolio of businesses. Two aerospace & defense stocks I bought during the period, index components Boeing and General Dynamics, were both detractors from relative performance because the fund didn't own them earlier in the period when their stocks were rising. I built Boeing into the fund's third-largest holding by period end. Unfortunately, this stock's price declined modestly during the remainder of the period. Not owning strong-performing MSCI index component Southwest Airlines further held back our relative results, while Delta Air Lines was a relative detractor because I missed much of this stock's advance earlier in the period. Conversely, the top relative contributor was an out-of-benchmark stake in Golar LNG, a provider of shipping for liquefied natural gas (LNG) and a leader in the development of floating LNG facilities. Overweighting media research firm Nielsen Holdings also paid off, as did a large overweighting in Manitowoc, a manufacturer of cranes and food service equipment. American Airlines Group was the fund's seventh-largest relative contributor. American and Delta were purchased early in 2014.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Industrials Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.08%
Actual		$ 1,000.00	$ 1,015.70	$ 5.40
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.41
Class T	1.33%
Actual		$ 1,000.00	$ 1,014.50	$ 6.64
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 6.66
Class B	1.86%
Actual		$ 1,000.00	$ 1,011.90	$ 9.28
HypotheticalA		$ 1,000.00	$ 1,015.57	$ 9.30
Class C	1.82%
Actual		$ 1,000.00	$ 1,011.90	$ 9.08
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Institutional Class	.81%
Actual		$ 1,000.00	$ 1,016.90	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Industrials Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	6.2	7.5
Danaher Corp.	5.8	5.1
The Boeing Co.	5.0	0.0
Union Pacific Corp.	4.9	4.4
FedEx Corp.	4.2	3.7
Caterpillar, Inc.	4.1	3.8
Honeywell International, Inc.	4.0	3.9
General Electric Co.	3.8	6.9
Dun & Bradstreet Corp.	2.9	1.5
Emerson Electric Co.	2.7	2.2
	43.6
Top Industries (% of fund's net assets)
As of July 31, 2014
Aerospace & Defense	22.3%
Machinery	17.2%
Electrical Equipment	9.7%
Industrial Conglomerates	9.6%
Professional Services	9.2%
All Others*	32.0%

As of January 31, 2014
Machinery	24.8%
Aerospace & Defense	17.8%
Industrial Conglomerates	12.0%
Electrical Equipment	8.9%
Professional Services	8.4%
All Others*	28.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Industrials Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
AEROSPACE & DEFENSE - 22.3%
Aerospace & Defense - 22.3%
Alliant Techsystems, Inc.	98,494	$ 12,797,324
General Dynamics Corp.	191,862	22,403,726
Honeywell International, Inc.	380,033	34,898,430
L-3 Communications Holdings, Inc.	50,200	5,268,992
Meggitt PLC	374,741	3,217,154
Teledyne Technologies, Inc. (a)	79,973	7,293,538
Textron, Inc.	281,478	10,237,355
The Boeing Co.	359,929	43,364,246
United Technologies Corp.	519,651	54,641,303
		194,122,068
AIR FREIGHT & LOGISTICS - 4.2%
Air Freight & Logistics - 4.2%
FedEx Corp.	252,188	37,041,373
AIRLINES - 3.9%
Airlines - 3.9%
American Airlines Group, Inc.	377,332	14,659,348
Delta Air Lines, Inc.	512,600	19,201,996
		33,861,344
AUTO COMPONENTS - 1.0%
Auto Parts & Equipment - 1.0%
Johnson Controls, Inc.	184,576	8,719,370
BUILDING PRODUCTS - 2.5%
Building Products - 2.5%
A.O. Smith Corp.	314,842	14,703,121
Lennox International, Inc.	86,204	7,354,925
		22,058,046
COMMERCIAL SERVICES & SUPPLIES - 2.9%
Diversified Support Services - 1.0%
KAR Auction Services, Inc.	306,700	8,989,377
Environmental & Facility Services - 1.4%
Waste Connections, Inc.	245,700	11,631,438
Office Services & Supplies - 0.5%
West Corp.	165,300	4,259,781
TOTAL COMMERCIAL SERVICES & SUPPLIES		24,880,596
CONSTRUCTION & ENGINEERING - 4.1%
Construction & Engineering - 4.1%
EMCOR Group, Inc.	232,941	9,534,275
Jacobs Engineering Group, Inc. (a)	215,600	10,954,636
MasTec, Inc. (a)	316,804	8,613,901
Tutor Perini Corp. (a)	257,535	7,012,678
		36,115,490
ELECTRICAL EQUIPMENT - 9.7%
Electrical Components & Equipment - 8.8%
Eaton Corp. PLC	321,260	21,819,979

	Shares	Value
Emerson Electric Co.	363,253	$ 23,121,053
EnerSys	83,300	5,283,719
Generac Holdings, Inc. (a)(d)	107,744	4,676,090
Hubbell, Inc. Class B	71,426	8,352,556
Rockwell Automation, Inc.	118,345	13,214,403
		76,467,800
Heavy Electrical Equipment - 0.9%
Babcock & Wilcox Co.	253,600	7,871,744
TOTAL ELECTRICAL EQUIPMENT		84,339,544
ENERGY EQUIPMENT & SERVICES - 0.4%
Oil & Gas Equipment & Services - 0.4%
Aspen Aerogels, Inc. (a)	389,214	3,152,633
INDUSTRIAL CONGLOMERATES - 9.6%
Industrial Conglomerates - 9.6%
Danaher Corp.	680,632	50,285,092
General Electric Co.	1,328,648	33,415,497
		83,700,589
MACHINERY - 17.2%
Agricultural & Farm Machinery - 1.3%
Deere & Co.	129,950	11,060,045
Construction Machinery & Heavy Trucks - 9.0%
Caterpillar, Inc.	359,053	36,174,590
Cummins, Inc.	126,309	17,606,212
Manitowoc Co., Inc.	740,156	19,658,543
Wabtec Corp.	63,405	5,115,515
		78,554,860
Industrial Machinery - 6.9%
Crane Co.	80,500	5,523,105
Dover Corp.	110,921	9,512,585
Global Brass & Copper Holdings, Inc.	106,540	1,617,277
Hyster-Yale Materials Handling Class A	28,800	2,306,880
IDEX Corp.	87,529	6,636,449
Pall Corp.	136,016	10,537,160
Timken Co.	104,707	4,638,520
Valmont Industries, Inc. (d)	135,009	19,661,361
		60,433,337
TOTAL MACHINERY		150,048,242
OIL, GAS & CONSUMABLE FUELS - 2.1%
Oil & Gas Storage & Transport - 2.1%
Golar LNG Ltd. (d)	176,800	10,892,648
Scorpio Tankers, Inc.	836,675	7,856,378
		18,749,026
PROFESSIONAL SERVICES - 9.2%
Human Resource & Employment Services - 2.2%
Towers Watson & Co.	190,184	19,402,572
Research & Consulting Services - 7.0%
CRA International, Inc. (a)	92,701	2,213,700
Common Stocks - continued
	Shares	Value
PROFESSIONAL SERVICES - CONTINUED
Research & Consulting Services - continued
Dun & Bradstreet Corp.	225,696	$ 24,833,331
Huron Consulting Group, Inc. (a)	178,620	10,795,793
Nielsen Holdings B.V.	254,012	11,712,493
Verisk Analytics, Inc. (a)	190,644	11,446,266
		61,001,583
TOTAL PROFESSIONAL SERVICES		80,404,155
ROAD & RAIL - 7.2%
Railroads - 4.9%
Union Pacific Corp.	433,228	42,590,645
Trucking - 2.3%
J.B. Hunt Transport Services, Inc.	263,381	20,348,816
TOTAL ROAD & RAIL		62,939,461
TRADING COMPANIES & DISTRIBUTORS - 1.8%
Trading Companies & Distributors - 1.8%
W.W. Grainger, Inc.	41,194	9,686,769
WESCO International, Inc. (a)	71,120	5,582,209
		15,268,978
TOTAL COMMON STOCKS (Cost $723,710,324)		855,400,915
Money Market Funds - 4.1%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	13,177,520	$ 13,177,520
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	22,817,564	22,817,564
TOTAL MONEY MARKET FUNDS (Cost $35,995,084)		35,995,084
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $759,705,408)		891,395,999
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(19,080,650)
NET ASSETS - 100%		$ 872,315,349
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 11,987
Fidelity Securities Lending Cash Central Fund	23,336
Total	$ 35,323
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 855,400,915	$ 852,248,282	$ 3,152,633	$ -
Money Market Funds	35,995,084	35,995,084	-	-
Total Investments in Securities:	$ 891,395,999	$ 888,243,366	$ 3,152,633	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Industrials Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $21,755,840) - See accompanying schedule: Unaffiliated issuers (cost $723,710,324)	$ 855,400,915
Fidelity Central Funds (cost $35,995,084)	35,995,084
Total Investments (cost $759,705,408)		$ 891,395,999
Cash		104,679
Receivable for investments sold		18,056,455
Receivable for fund shares sold		2,022,472
Dividends receivable		823,574
Distributions receivable from Fidelity Central Funds		10,246
Other receivables		5,180
Total assets		912,418,605

Liabilities
Payable for investments purchased	$ 11,351,860
Payable for fund shares redeemed	4,997,274
Accrued management fee	418,920
Distribution and service plan fees payable	264,104
Other affiliated payables	180,622
Other payables and accrued expenses	72,912
Collateral on securities loaned, at value	22,817,564
Total liabilities		40,103,256

Net Assets		$ 872,315,349
Net Assets consist of:
Paid in capital		$ 691,165,665
Undistributed net investment income		853,887
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		48,604,718
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		131,691,079
Net Assets		$ 872,315,349

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($378,826,326 ÷ 10,260,538 shares)	$ 36.92

Maximum offering price per share (100/94.25 of $36.92)	$ 39.17
Class T: Net Asset Value and redemption price per share ($90,509,086 ÷ 2,494,337 shares)	$ 36.29

Maximum offering price per share (100/96.50 of $36.29)	$ 37.61
Class B: Net Asset Value and offering price per share ($12,459,375 ÷ 366,263 shares)A	$ 34.02

Class C: Net Asset Value and offering price per share ($147,748,523 ÷ 4,328,952 shares)A	$ 34.13

Institutional Class: Net Asset Value, offering price and redemption price per share ($242,772,039 ÷ 6,318,312 shares)	$ 38.42

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 10,749,313
Interest		181,995
Income from Fidelity Central Funds		35,323
Total income		10,966,631

Expenses
Management fee	$ 4,166,182
Transfer agent fees	1,607,682
Distribution and service plan fees	2,751,687
Accounting and security lending fees	265,537
Custodian fees and expenses	26,698
Independent trustees' compensation	17,623
Registration fees	136,709
Audit	50,777
Legal	9,103
Miscellaneous	8,593
Total expenses before reductions	9,040,591
Expense reductions	(22,773)	9,017,818
Net investment income (loss)		1,948,813
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	62,723,049
Foreign currency transactions	(3,302)
Total net realized gain (loss)		62,719,747
Change in net unrealized appreciation (depreciation) on: Investment securities	7,086,272
Assets and liabilities in foreign currencies	284
Total change in net unrealized appreciation (depreciation)		7,086,556
Net gain (loss)		69,806,303
Net increase (decrease) in net assets resulting from operations		$ 71,755,116
Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,948,813	$ 2,656,191
Net realized gain (loss)	62,719,747	38,246,997
Change in net unrealized appreciation (depreciation)	7,086,556	82,647,313
Net increase (decrease) in net assets resulting from operations	71,755,116	123,550,501
Distributions to shareholders from net investment income	(2,130,491)	(2,791,779)
Distributions to shareholders from net realized gain	(26,777,623)	-
Total distributions	(28,908,114)	(2,791,779)
Share transactions - net increase (decrease)	286,586,081	36,897,765
Redemption fees	23,406	13,370
Total increase (decrease) in net assets	329,456,489	157,669,857

Net Assets
Beginning of period	542,858,860	385,189,003
End of period (including undistributed net investment income of $853,887 and undistributed net investment income of $768,614, respectively)	$ 872,315,349	$ 542,858,860

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 34.50	$ 26.18	$ 25.73	$ 21.54	$ 16.87
Income from Investment Operations
Net investment income (loss) C	.13	.23	.20	.09	.06
Net realized and unrealized gain (loss)	4.01	8.33	.61	4.13	4.68
Total from investment operations	4.14	8.56	.81	4.22	4.74
Distributions from net investment income	(.15)	(.24)	(.11)	(.03)	(.07)
Distributions from net realized gain	(1.58)	-	(.25)	-	-
Total distributions	(1.72) H	(.24)	(.36)	(.03)	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 36.92	$ 34.50	$ 26.18	$ 25.73	$ 21.54
Total ReturnA, B	12.52%	32.92%	3.42%	19.59%	28.13%
Ratios to Average Net Assets D, F
Expenses before reductions	1.09%	1.11%	1.14%	1.13%	1.18%
Expenses net of fee waivers, if any	1.09%	1.11%	1.14%	1.13%	1.18%
Expenses net of all reductions	1.09%	1.11%	1.14%	1.13%	1.17%
Net investment income (loss)	.37%	.77%	.80%	.36%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,826	$ 271,512	$ 192,038	$ 228,106	$ 165,029
Portfolio turnover rateE	57%	78%	82%	75%	110%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.72 per share is comprised of distributions from net investment income of $.146 and distributions from net realized gain of $1.577 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 33.93	$ 25.75	$ 25.33	$ 21.24	$ 16.64
Income from Investment Operations
Net investment income (loss) C	.04	.15	.13	.03	.01
Net realized and unrealized gain (loss)	3.95	8.20	.61	4.07	4.61
Total from investment operations	3.99	8.35	.74	4.10	4.62
Distributions from net investment income	(.06)	(.17)	(.07)	(.01)	(.02)
Distributions from net realized gain	(1.58)	-	(.25)	-	-
Total distributions	(1.63) H	(.17)	(.32)	(.01)	(.02)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 36.29	$ 33.93	$ 25.75	$ 25.33	$ 21.24
Total ReturnA, B	12.27%	32.60%	3.15%	19.28%	27.80%
Ratios to Average Net Assets D, F
Expenses before reductions	1.33%	1.37%	1.40%	1.39%	1.44%
Expenses net of fee waivers, if any	1.33%	1.37%	1.40%	1.39%	1.44%
Expenses net of all reductions	1.33%	1.36%	1.39%	1.38%	1.43%
Net investment income (loss)	.12%	.52%	.54%	.10%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,509	$ 79,172	$ 63,954	$ 71,542	$ 58,202
Portfolio turnover rateE	57%	78%	82%	75%	110%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.63 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $1.577 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 31.97	$ 24.29	$ 23.99	$ 20.22	$ 15.90
Income from Investment Operations
Net investment income (loss) C	(.14)	(.01)	- H	(.11)	(.09)
Net realized and unrealized gain (loss)	3.71	7.74	.57	3.88	4.41
Total from investment operations	3.57	7.73	.57	3.77	4.32
Distributions from net investment income	-	(.05)	(.02)	-	-
Distributions from net realized gain	(1.52)	-	(.25)	-	-
Total distributions	(1.52)	(.05)	(.27)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 34.02	$ 31.97	$ 24.29	$ 23.99	$ 20.22
Total ReturnA, B	11.64%	31.87%	2.59%	18.64%	27.17%
Ratios to Average Net Assets D, G
Expenses before reductions	1.88%	1.92%	1.94%	1.93%	1.97%
Expenses net of fee waivers, if any	1.88%	1.92%	1.94%	1.93%	1.97%
Expenses net of all reductions	1.87%	1.91%	1.94%	1.93%	1.97%
Net investment income (loss)	(.42)%	(.04)%	-% F	(.44)%	(.48)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,459	$ 17,502	$ 20,058	$ 28,600	$ 29,048
Portfolio turnover rateE	57%	78%	82%	75%	110%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 32.08	$ 24.38	$ 24.07	$ 20.28	$ 15.94
Income from Investment Operations
Net investment income (loss) C	(.13)	.01	.01	(.09)	(.08)
Net realized and unrealized gain (loss)	3.73	7.75	.58	3.88	4.42
Total from investment operations	3.60	7.76	.59	3.79	4.34
Distributions from net investment income	-	(.06)	(.03)	-	-
Distributions from net realized gain	(1.55)	-	(.25)	-	-
Total distributions	(1.55)	(.06)	(.28)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 34.13	$ 32.08	$ 24.38	$ 24.07	$ 20.28
Total ReturnA, B	11.71%	31.90%	2.67%	18.69%	27.23%
Ratios to Average Net Assets D, F
Expenses before reductions	1.83%	1.87%	1.89%	1.89%	1.93%
Expenses net of fee waivers, if any	1.83%	1.87%	1.89%	1.89%	1.93%
Expenses net of all reductions	1.83%	1.86%	1.88%	1.88%	1.92%
Net investment income (loss)	(.38)%	.02%	.05%	(.40)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 147,749	$ 89,893	$ 66,289	$ 72,673	$ 51,760
Portfolio turnover rateE	57%	78%	82%	75%	110%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 35.83	$ 27.18	$ 26.69	$ 22.30	$ 17.45
Income from Investment Operations
Net investment income (loss) B	.25	.33	.28	.17	.13
Net realized and unrealized gain (loss)	4.16	8.64	.63	4.28	4.83
Total from investment operations	4.41	8.97	.91	4.45	4.96
Distributions from net investment income	(.24)	(.32)	(.17)	(.06)	(.11)
Distributions from net realized gain	(1.58)	-	(.25)	-	-
Total distributions	(1.82)	(.32)	(.42)	(.06)	(.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 38.42	$ 35.83	$ 27.18	$ 26.69	$ 22.30
Total ReturnA	12.82%	33.28%	3.72%	19.95%	28.52%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.84%	.85%	.85%	.89%
Expenses net of fee waivers, if any	.81%	.84%	.85%	.85%	.89%
Expenses net of all reductions	.81%	.83%	.85%	.84%	.88%
Net investment income (loss)	.64%	1.04%	1.08%	.65%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 242,772	$ 84,780	$ 42,850	$ 68,323	$ 29,578
Portfolio turnover rateD	57%	78%	82%	75%	110%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, original issue discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 146,109,784
Gross unrealized depreciation	(16,224,896)
Net unrealized appreciation (depreciation) on securities	$ 129,884,888

Tax Cost	$ 761,511,111

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,380,032
Undistributed long-term capital gain	$ 47,884,277
Net unrealized appreciation (depreciation) on securities and other investments	$ 129,885,376

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 6,372,762	$ 2,791,779
Long-term Capital Gains	22,535,352	-
Total	$ 28,908,114	$ 2,791,779

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $671,449,261 and $419,224,664, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 887,322	$ 12,709
Class T	.25%	.25%	444,818	3,652
Class B	.75%	.25%	155,692	116,923
Class C	.75%	.25%	1,263,855	380,560
			$ 2,751,687	$ 513,844

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 229,224
Class T	26,327
Class B*	9,555
Class C*	15,004
$ 280,110

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 778,043.22
Class T	190,529.21
Class B	39,759.26
Class C	270,482.21
Institutional Class	328,869.19
	$ 1,607,682

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11,936 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,222 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $23,336. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,746 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $27.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ 1,245,229	$ 1,710,170
Class T	134,405	408,593
Class B	-	36,770
Class C	-	160,671
Institutional Class	750,857	475,575
Total	$ 2,130,491	$ 2,791,779
From net realized gain
Class A	$ 13,069,252	$ -
Class T	3,703,526	-
Class B	784,693	-
Class C	4,700,595	-
Institutional Class	4,519,557	-
Total	$ 26,777,623	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	4,772,547	2,574,295	$ 175,272,457	$ 79,657,790
Reinvestment of distributions	371,629	53,714	12,577,496	1,500,721
Shares redeemed	(2,753,437)	(2,093,962)	(102,587,048)	(62,545,427)
Net increase (decrease)	2,390,739	534,047	$ 85,262,905	$ 18,613,084
Class T
Shares sold	488,031	353,347	$ 17,620,607	$ 10,754,227
Reinvestment of distributions	111,368	14,180	3,695,039	390,674
Shares redeemed	(438,393)	(517,661)	(15,778,298)	(15,034,025)
Net increase (decrease)	161,006	(150,134)	$ 5,537,348	$ (3,889,124)
Class B
Shares sold	23,437	24,479	$ 779,028	$ 701,454
Reinvestment of distributions	20,842	1,145	646,413	30,226
Shares redeemed	(225,514)	(303,898)	(7,608,429)	(8,464,475)
Net increase (decrease)	(181,235)	(278,274)	$ (6,182,988)	$ (7,732,795)
Class C
Shares sold	2,035,151	682,170	$ 69,252,170	$ 19,951,920
Reinvestment of distributions	122,955	5,091	3,851,644	134,814
Shares redeemed	(631,000)	(604,905)	(21,673,420)	(16,678,512)
Net increase (decrease)	1,527,106	82,356	$ 51,430,394	$ 3,408,222
Institutional Class
Shares sold	5,450,475	1,667,388	$ 209,069,151	$ 53,671,489
Reinvestment of distributions	116,471	12,331	4,133,979	356,365
Shares redeemed	(1,614,908)	(890,195)	(62,664,708)	(27,529,476)
Net increase (decrease)	3,952,038	789,524	$ 150,538,422	$ 26,498,378

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Technology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	22.55%	18.26%	10.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Institutional Class on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Technology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Charlie Chai, Portfolio Manager of Fidelity Advisor® Technology Fund: For the year, the fund's Institutional Class shares returned 22.55%, trailing the 26.28% gain of the MSCI U.S. IMI Information Technology 25-50 Index but topping the S&P 500®. Strong results in a variety of technology subsectors - notably, technology hardware, storage & peripherals - enabled the MSCI sector index to outpace the S&P 500® by a healthy margin. Versus the MSCI index, a rotation from growth to value stocks in March and April hurt many of the smaller-cap growth shares owned by the fund. Further, although the MSCI sector index easily outperformed the S&P 500® during the period, the best performance was concentrated in large-caps, as investors in the sector remained somewhat cautious. Consequently, the fund's underexposure to large-caps hampered performance. A resurgence of personal computer-related stocks in the index also detracted from our relative results. Specifically, the fund was hurt by a large underweighting in operating system software provider Microsoft and no stake in PC chipmaker Intel, the two biggest detractors from the fund's relative performance. An average overweighting in NCR also worked against us. When this maker of ATMs and point-of-sale payment devices missed its sales estimates for the third quarter of 2013, I sold down and eventually eliminated this position in favor of other stocks I thought had more potential. Lastly, the fund's cash position dampened its relative performance. Conversely, although my decision to underweight stocks with more than $100 billion in market capitalization hurt our relative results, security selection in this group was a positive. In particular, largely avoiding IT consulting heavyweight IBM was timely, as the share price of this slow-growing index component struggled around the break-even mark during the period. The fund did not hold IBM at period end. One theme that paid off for the fund during the period was mobile messaging. A contributor here was South Korea-based NAVER, which I built into a major position. Another important mobile messaging player that contributed was China's Tencent Holdings, with its WeChat application, which combines instant messaging and social networking capabilities. Tencent was buoyed partly by a five-for-one stock split in May, and I sold some of the position to lock in profits, as I thought the upside potential elsewhere might be better. NAVER and Tencent were non-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.12%
Actual		$ 1,000.00	$ 1,057.50	$ 5.71
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61
Class T	1.37%
Actual		$ 1,000.00	$ 1,056.40	$ 6.99
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 6.85
Class B	1.91%
Actual		$ 1,000.00	$ 1,053.30	$ 9.72
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Class C	1.86%
Actual		$ 1,000.00	$ 1,053.70	$ 9.47
HypotheticalA		$ 1,000.00	$ 1,015.57	$ 9.30
Institutional Class	.82%
Actual		$ 1,000.00	$ 1,059.00	$ 4.19
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Technology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	13.6	4.5
Google, Inc. Class C	4.9	0.0
Google, Inc. Class A	4.4	10.4
Microsoft Corp.	4.3	4.6
Facebook, Inc. Class A	3.7	4.6
Fidelity National Information Services, Inc.	2.6	2.4
NAVER Corp.	2.5	2.5
Yahoo!, Inc.	2.3	5.3
Baidu.com, Inc. sponsored ADR	2.0	0.0
Ctrip.com International Ltd. sponsored ADR	1.5	0.1
	41.8
Top Industries (% of fund's net assets)
As of July 31, 2014
Internet Software & Services	27.7%
Software	17.2%
Technology Hardware, Storage & Peripherals	17.1%
Semiconductors & Semiconductor Equipment	9.9%
IT Services	8.9%
All Others*	19.2%

As of January 31, 2014
Internet Software & Services	32.2%
Software	18.6%
IT Services	12.5%
Semiconductors & Semiconductor Equipment	9.1%
Computers & Peripherals	8.0%
All Others*	19.6%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Technology Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
AUTOMOBILES - 0.5%
Automobile Manufacturers - 0.5%
Tesla Motors, Inc. (a)	24,809	$ 5,539,850
COMMUNICATIONS EQUIPMENT - 3.9%
Communications Equipment - 3.9%
ADVA Optical Networking SE (a)	151,224	562,535
F5 Networks, Inc. (a)	32,443	3,652,757
Ixia (a)	203,925	2,181,998
Juniper Networks, Inc.	330,666	7,783,878
Palo Alto Networks, Inc. (a)	21,900	1,770,834
Procera Networks, Inc. (a)	19,700	197,197
QUALCOMM, Inc.	158,000	11,644,600
Radware Ltd. (a)	235,510	3,860,009
Riverbed Technology, Inc. (a)	328,955	5,888,295
Sandvine Corp. (U.K.) (a)(f)	278,700	915,069
Sonus Networks, Inc. (a)	713,653	2,519,195
Spirent Communications PLC	2,996,468	5,205,646
		46,182,013
CONSTRUCTION MATERIALS - 0.0%
Construction Materials - 0.0%
Universal Cement Corp.	371,280	359,073
DIVERSIFIED CONSUMER SERVICES - 0.2%
Education Services - 0.0%
TAL Education Group ADR (a)	19,600	577,220
Specialized Consumer Services - 0.2%
LifeLock, Inc. (a)	128,967	1,790,062
TOTAL DIVERSIFIED CONSUMER SERVICES		2,367,282
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Alternative Carriers - 0.2%
8x8, Inc. (a)	247,500	1,999,800
ELECTRICAL EQUIPMENT - 0.9%
Electrical Components & Equipment - 0.9%
Acuity Brands, Inc.	79,000	8,474,330
BizLink Holding, Inc.	371,673	1,478,571
BizLink Holding, Inc. rights 9/9/14 (a)	9,301	3,032
Zippy Technology Corp.	300,000	477,591
		10,433,524
ELECTRONIC EQUIPMENT & COMPONENTS - 6.4%
Electronic Components - 3.7%
Alps Electric Co. Ltd.	638,400	8,861,022
Delta Electronics, Inc.	430,000	2,914,993
Iljin Materials Co. Ltd. (a)	8,820	88,446
InvenSense, Inc. (a)(d)	354,526	8,157,643
Largan Precision Co. Ltd.	68,000	5,211,438
Ledlink Optics, Inc.	586,118	1,135,849
LG Innotek Co. Ltd. (a)	8,541	1,034,079
OMRON Corp.	119,900	5,317,894

	Shares	Value
Samsung SDI Co. Ltd.	1,973	$ 303,760
Sapphire Technology Co. Ltd. (a)	10,342	312,531
Sunny Optical Technology Group Co. Ltd. (d)	3,146,000	4,137,588
Yageo Corp.	9,150,000	6,158,231
Yaskawa Electric Corp.	37,000	482,212
		44,115,686
Electronic Equipment & Instruments - 1.2%
Chroma ATE, Inc.	1,253,683	3,314,619
DynaColor, Inc.	178,000	439,843
FEI Co.	3,300	252,780
PAX Global Technology Ltd. (a)	3,389,000	2,597,816
Posiflex Technologies, Inc.	20,100	121,525
TPK Holding Co. Ltd.	1,138,000	7,126,163
		13,852,746
Electronic Manufacturing Services - 1.1%
AIC, Inc.	87,000	507,623
Merry Electronics Co. Ltd.	222,000	1,103,191
TE Connectivity Ltd.	78,529	4,860,160
Trimble Navigation Ltd. (a)	230,796	7,131,596
		13,602,570
Technology Distributors - 0.4%
Digital China Holdings Ltd. (H Shares)	4,302,000	4,233,946
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		75,804,948
HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
Health Care Equipment - 0.3%
Intai Technology Corp.	439,000	2,441,811
PW Medtech Group Ltd. (a)	946,000	492,014
		2,933,825
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Managed Health Care - 0.0%
Healthequity, Inc. (a)	3,000	52,800
HEALTH CARE TECHNOLOGY - 1.3%
Health Care Technology - 1.3%
athenahealth, Inc. (a)(d)	36,494	4,539,854
M3, Inc.	222,100	3,584,682
Medidata Solutions, Inc. (a)	165,900	7,438,956
		15,563,492
HOUSEHOLD DURABLES - 0.1%
Consumer Electronics - 0.0%
Skyworth Digital Holdings Ltd.	862,000	425,486
Housewares & Specialties - 0.1%
Cuckoo Electronics Co. Ltd.	5,068	487,080
TOTAL HOUSEHOLD DURABLES		912,566
INTERNET & CATALOG RETAIL - 1.7%
Internet Retail - 1.7%
Cogobuy Group (a)	2,292,000	1,137,774
Common Stocks - continued
	Shares	Value
INTERNET & CATALOG RETAIL - CONTINUED
Internet Retail - continued
Ctrip.com International Ltd. sponsored ADR (a)	281,912	$ 18,050,825
HomeAway, Inc. (a)	99	3,437
InterPark INT Corp.	2,302	42,144
Jumei International Holding Ltd. sponsored ADR	2,200	62,788
MySale Group PLC	5,700	20,016
RetailMeNot, Inc. (d)	21,800	533,228
TripAdvisor, Inc. (a)	4,748	450,300
		20,300,512
INTERNET SOFTWARE & SERVICES - 27.4%
Internet Software & Services - 27.4%
21Vianet Group, Inc. ADR (a)	129,800	3,612,334
58.com, Inc. ADR (d)	90,400	4,443,160
Addcn Technology Co. Ltd.	7,000	87,005
Amber Road, Inc. (a)	1,000	13,700
Autohome, Inc. ADR Class A	53,900	1,996,995
Baidu.com, Inc. sponsored ADR (a)	109,200	23,592,660
Benefitfocus, Inc. (d)	14,400	554,976
blinkx PLC (a)	241,500	140,665
ChannelAdvisor Corp. (a)	227,092	5,207,220
Constant Contact, Inc. (a)	38,900	1,210,957
Cornerstone OnDemand, Inc. (a)	182,032	7,616,219
Cvent, Inc.	56,808	1,551,426
Demandware, Inc. (a)	29,006	1,747,321
E2open, Inc. (a)(d)	140,926	2,280,183
eGain Communications Corp. (a)	54,950	350,032
Endurance International Group Holdings, Inc. (d)	554,800	7,561,924
Facebook, Inc. Class A (a)	604,011	43,881,399
Google, Inc.:
Class A (a)	89,187	51,688,326
Class C (a)	99,887	57,095,409
Just Dial Ltd. (a)	4,643	127,459
LinkedIn Corp. (a)	33,800	6,105,632
Marketo, Inc. (a)	96,113	2,628,691
Move, Inc. (a)	254,813	3,720,270
NAVER Corp.	41,957	29,954,889
NIC, Inc.	50,508	852,070
Opower, Inc.	34,800	556,800
Q2 Holdings, Inc. (a)	31,300	412,221
Rackspace Hosting, Inc. (a)	36,639	1,109,795
SciQuest, Inc. (a)	59,654	918,075
SouFun Holdings Ltd. ADR	12,200	139,934
TelecityGroup PLC	275,632	3,699,529
Tencent Holdings Ltd.	557,200	9,048,794
Textura Corp. (a)(d)	134,915	3,368,828
Trulia, Inc. (a)	27,700	1,676,681
Twitter, Inc.	114,600	5,178,774
Web.com Group, Inc. (a)	156,586	4,157,358

	Shares	Value
Yahoo!, Inc. (a)	741,804	$ 26,564,001
Yandex NV (a)	115,800	3,506,424
Yelp, Inc. (a)(d)	39,843	2,675,856
YY, Inc. ADR (a)(d)	15,700	1,213,924
		322,247,916
IT SERVICES - 8.9%
Data Processing & Outsourced Services - 7.5%
Alliance Data Systems Corp. (a)	26,000	6,819,540
Computer Sciences Corp.	154,800	9,657,972
DST Systems, Inc.	61,768	5,563,444
Euronet Worldwide, Inc. (a)	26,335	1,317,803
Fidelity National Information Services, Inc.	541,195	30,523,398
Fiserv, Inc. (a)	39,291	2,423,076
Global Payments, Inc.	33,000	2,285,910
MasterCard, Inc. Class A	79,500	5,894,925
NETELLER PLC (a)	819,150	6,264,858
QIWI PLC Class B sponsored ADR (d)	2,600	93,730
Quindell PLC (d)	382,073	1,322,360
Total System Services, Inc.	288,453	9,230,496
Vantiv, Inc. (a)	72,700	2,383,106
Visa, Inc. Class A	19,700	4,156,897
		87,937,515
IT Consulting & Other Services - 1.4%
Cognizant Technology Solutions Corp. Class A (a)	290,794	14,263,446
EPAM Systems, Inc. (a)	39,161	1,513,964
Virtusa Corp. (a)	30,400	950,912
		16,728,322
TOTAL IT SERVICES		104,665,837
LEISURE PRODUCTS - 0.3%
Leisure Products - 0.3%
Bandai Namco Holdings, Inc.	132,500	3,353,418
Sega Sammy Holdings, Inc.	31,100	615,205
		3,968,623
MACHINERY - 0.1%
Industrial Machinery - 0.1%
King Slide Works Co. Ltd.	117,000	1,544,677
MEDIA - 0.4%
Broadcasting - 0.4%
Fuji Media Holdings, Inc.	303,600	4,848,568
Publishing - 0.0%
NEXT Co. Ltd.	41,100	306,753
TOTAL MEDIA		5,155,321
PROFESSIONAL SERVICES - 0.9%
Human Resource & Employment Services - 0.5%
51job, Inc. sponsored ADR (a)	1,900	143,564
Common Stocks - continued
	Shares	Value
PROFESSIONAL SERVICES - CONTINUED
Human Resource & Employment Services - continued
Paylocity Holding Corp. (a)(d)	31,700	$ 621,003
WageWorks, Inc. (a)	115,100	4,804,274
		5,568,841
Research & Consulting Services - 0.4%
ICF International, Inc. (a)	30,400	1,050,928
Verisk Analytics, Inc. (a)	57,968	3,480,399
		4,531,327
TOTAL PROFESSIONAL SERVICES		10,100,168
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.9%
Semiconductor Equipment - 1.6%
Aixtron AG (a)(d)	41,900	565,378
ASM Pacific Technology Ltd.	249,400	2,649,274
Daqo New Energy Corp. ADR (a)(d)	62,622	1,558,035
GCL-Poly Energy Holdings Ltd. (a)	3,419,000	1,103,769
GT Advanced Technologies, Inc. (a)(d)	225,683	3,123,453
Nanometrics, Inc. (a)	8,409	130,844
Rubicon Technology, Inc. (a)(d)	501,267	3,774,541
SMA Solar Technology AG (a)(d)	22,683	615,067
Tessera Technologies, Inc.	197,514	5,018,831
Ultratech, Inc. (a)	9,000	213,120
		18,752,312
Semiconductors - 8.3%
Altera Corp.	67,779	2,217,729
Atmel Corp. (a)	127,400	1,044,680
Audience, Inc. (a)	129,100	1,230,323
Broadcom Corp. Class A	308,522	11,804,052
Capella Microsystems, Inc.	125,000	566,070
Cree, Inc. (a)	84,445	3,988,337
Crystalwise Technology, Inc. (a)	227,371	230,235
EPISTAR Corp.	1,464,000	3,179,729
Fairchild Semiconductor International, Inc. (a)	36,300	552,486
First Solar, Inc. (a)	127,800	8,065,458
Freescale Semiconductor, Inc. (a)	101,399	2,030,008
Genesis Photonics, Inc. (a)	1,979,000	1,502,062
Inphi Corp. (a)	41,993	640,813
Intermolecular, Inc. (a)	349,254	778,836
Intersil Corp. Class A	75,694	971,154
Lextar Electronics Corp.	214,000	210,349
M/A-COM Technology Solutions, Inc. (a)	93,500	1,860,650
Macronix International Co. Ltd. (a)	484,000	124,448
MagnaChip Semiconductor Corp. (a)	125,454	1,757,611
Melexis NV	48,299	2,235,807
Mellanox Technologies Ltd. (a)(d)	135,152	5,629,081
Micrel, Inc.	51,500	538,690
Micron Technology, Inc. (a)	148,400	4,533,620
Monolithic Power Systems, Inc.	99,901	4,119,917
NXP Semiconductors NV (a)	81,286	5,068,182

	Shares	Value
On-Bright Electronics, Inc.	79,000	$ 544,862
Peregrine Semiconductor Corp. (a)	397,203	2,677,148
PixArt Imaging, Inc. (a)	20,000	56,592
PMC-Sierra, Inc. (a)	392,700	2,642,871
Power Integrations, Inc.	31,900	1,717,177
Radiant Opto-Electronics Corp.	636,000	2,635,273
RF Micro Devices, Inc. (a)	205,011	2,287,923
Semiconductor Manufacturing International Corp. (a)	49,268,000	4,531,023
Seoul Semiconductor Co. Ltd.	170,113	4,694,238
Silicon Laboratories, Inc. (a)	36,800	1,498,864
Spansion, Inc. Class A (a)	207,000	3,926,790
SunEdison Semiconductor Ltd.	133,352	2,253,649
SunPower Corp. (a)(d)	39,500	1,450,835
TriQuint Semiconductor, Inc. (a)	128,000	2,301,440
YoungTek Electronics Corp.	34,491	72,154
		98,171,166
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		116,923,478
SOFTWARE - 17.2%
Application Software - 7.5%
Adobe Systems, Inc. (a)	67,116	4,638,387
ANSYS, Inc. (a)	15,575	1,198,341
Aspen Technology, Inc. (a)	88,321	3,836,664
Autodesk, Inc. (a)	130,200	6,946,170
Broadleaf Co. Ltd.	31,300	589,739
BroadSoft, Inc. (a)	183,630	4,480,572
Callidus Software, Inc. (a)	49,400	529,568
Citrix Systems, Inc. (a)	125,915	8,528,223
Concur Technologies, Inc. (a)(d)	156,951	14,590,165
Descartes Systems Group, Inc. (a)	101,500	1,367,483
Guidewire Software, Inc. (a)	208	8,424
Interactive Intelligence Group, Inc. (a)	126,760	5,751,101
Jive Software, Inc. (a)	42,898	339,752
Kingdee International Software Group Co. Ltd. (a)	19,791,800	6,834,387
Linx SA	25,000	595,041
MicroStrategy, Inc. Class A (a)	33,730	4,827,775
MobileIron, Inc.	15,400	138,600
Paycom Software, Inc.	1,000	12,780
PROS Holdings, Inc. (a)	8,633	221,177
Qlik Technologies, Inc. (a)	128,600	3,402,756
salesforce.com, Inc. (a)	297,419	16,134,981
SolarWinds, Inc. (a)	29,133	1,198,532
Splunk, Inc. (a)	27,196	1,278,756
TIBCO Software, Inc. (a)	533	10,287
Ultimate Software Group, Inc. (a)	83	11,198
Workday, Inc. Class A (a)	1,003	84,092
Zendesk, Inc.	36,900	641,691
		88,196,642
Home Entertainment Software - 1.0%
Activision Blizzard, Inc.	255,370	5,715,181
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Home Entertainment Software - continued
Electronic Arts, Inc. (a)	14,946	$ 502,186
Nintendo Co. Ltd.	32,800	3,643,753
Nintendo Co. Ltd. ADR	27,100	374,793
Ourgame International Holdings Ltd.	3,330,000	1,551,061
		11,786,974
Systems Software - 8.7%
Allot Communications Ltd. (a)	231,419	2,992,248
CommVault Systems, Inc. (a)	18,700	897,974
Fleetmatics Group PLC (a)	139,169	4,396,349
Imperva, Inc. (a)	21,000	465,570
Infoblox, Inc. (a)	37,600	455,712
MICROS Systems, Inc. (a)	18,100	1,224,103
Microsoft Corp.	1,158,695	50,009,276
NetSuite, Inc. (a)	173,877	14,659,570
Oracle Corp.	294,500	11,894,855
Red Hat, Inc. (a)	121,876	7,083,433
ServiceNow, Inc. (a)	143,995	8,466,906
Varonis Systems, Inc.	1,000	21,080
		102,567,076
TOTAL SOFTWARE		202,550,692
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 17.1%
Technology Hardware, Storage & Peripherals - 17.1%
ADLINK Technology, Inc.	47,081	118,842
Apple, Inc.	1,673,529	159,939,164
BlackBerry Ltd. (a)	1,286	11,998
Casetek Holdings	103,000	590,107
Catcher Technology Co. Ltd.	462,000	3,767,022
Cray, Inc. (a)	285,846	7,580,636
Hewlett-Packard Co.	456,800	16,266,648
Lite-On Technology Corp.	1,338,664	2,240,538
NEC Corp.	1,709,000	6,598,212
Nimble Storage, Inc. (d)	59,300	1,534,684
QLogic Corp. (a)	43,800	398,580
Silicon Graphics International Corp. (a)	182,558	1,736,127
		200,782,558
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
RingCentral, Inc. (d)	257,400	3,842,982
TOTAL COMMON STOCKS (Cost $1,009,052,957)		1,154,231,937
Convertible Preferred Stocks - 0.3%
	Shares	Value
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
Uber Technologies, Inc. 8.00% (e) (Cost $3,600,020)	58,016	$ 3,600,020
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.11% (b)	3,200,392	3,200,392
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	35,534,556	35,534,556
TOTAL MONEY MARKET FUNDS (Cost $38,734,948)		38,734,948
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $1,051,387,925)		1,196,566,905
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(18,657,891)
NET ASSETS - 100%		$ 1,177,909,014
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,600,020 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Uber Technologies, Inc. 8.00%	6/6/14	$ 3,600,020
(f) A portion of the security sold on a delayed delivery basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,616
Fidelity Securities Lending Cash Central Fund	436,441
Total	$ 464,057
Other Information

The following is a summary of the inputs used, as of July 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,154,231,937	$ 989,414,025	$ 164,330,832	$ 487,080
Convertible Preferred Stocks	3,600,020	-	-	3,600,020
Money Market Funds	38,734,948	38,734,948	-	-
Total Investments in Securities:	$ 1,196,566,905	$ 1,028,148,973	$ 164,330,832	$ 4,087,100

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 26,207,254
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	76.9%
Cayman Islands	7.8%
Taiwan	3.3%
Japan	3.3%
Korea (South)	3.1%
Israel	1.1%
Others (Individually Less Than 1%)	4.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $33,201,371) - See accompanying schedule: Unaffiliated issuers (cost $1,012,652,977)	$ 1,157,831,957
Fidelity Central Funds (cost $38,734,948)	38,734,948
Total Investments (cost $1,051,387,925)		$ 1,196,566,905
Cash		482
Foreign currency held at value (cost $106,335)		106,333
Receivable for investments sold:
Regular delivery		33,255,035
Delayed delivery		777,651
Receivable for fund shares sold		1,062,916
Dividends receivable		501,148
Distributions receivable from Fidelity Central Funds		73,432
Other receivables		30,862
Total assets		1,232,374,764

Liabilities
Payable for investments purchased, regular delivery	$ 16,457,006
Payable for fund shares redeemed	1,315,676
Accrued management fee	545,671
Distribution and service plan fees payable	268,339
Other affiliated payables	265,033
Other payables and accrued expenses	79,469
Collateral on securities loaned, at value	35,534,556
Total liabilities		54,465,750

Net Assets		$ 1,177,909,014
Net Assets consist of:
Paid in capital		$ 958,731,130
Accumulated net investment loss		(10,080)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		74,013,894
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		145,174,070
Net Assets		$ 1,177,909,014

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($408,687,407 ÷ 11,332,902 shares)	$ 36.06

Maximum offering price per share (100/94.25 of $36.06)	$ 38.26
Class T: Net Asset Value and redemption price per share ($196,067,376 ÷ 5,656,941 shares)	$ 34.66

Maximum offering price per share (100/96.50 of $34.66)	$ 35.92
Class B: Net Asset Value and offering price per share ($12,043,053 ÷ 378,316 shares)A	$ 31.83

Class C: Net Asset Value and offering price per share ($105,498,974 ÷ 3,298,158 shares)A	$ 31.99

Institutional Class: Net Asset Value, offering price and redemption price per share ($455,612,204 ÷ 11,969,859 shares)	$ 38.06

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 7,024,642
Interest		413
Income from Fidelity Central Funds (including $436,441 from security lending)		464,057
Total income		7,489,112

Expenses
Management fee	$ 5,357,994
Transfer agent fees	2,439,478
Distribution and service plan fees	3,034,212
Accounting and security lending fees	330,593
Custodian fees and expenses	128,621
Independent trustees' compensation	23,337
Registration fees	86,607
Audit	59,672
Legal	17,262
Interest	258
Miscellaneous	12,984
Total expenses before reductions	11,491,018
Expense reductions	(131,904)	11,359,114
Net investment income (loss)		(3,870,002)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,704,975
Foreign currency transactions	(103,604)
Total net realized gain (loss)		107,601,371
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $3,197)	87,969,355
Assets and liabilities in foreign currencies	(702)
Total change in net unrealized appreciation (depreciation)		87,968,653
Net gain (loss)		195,570,024
Net increase (decrease) in net assets resulting from operations		$ 191,700,022

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,870,002)	$ (2,608,860)
Net realized gain (loss)	107,601,371	108,122,498
Change in net unrealized appreciation (depreciation)	87,968,653	25,685,939
Net increase (decrease) in net assets resulting from operations	191,700,022	131,199,577
Distributions to shareholders from net realized gain	(11,189,247)	-
Share transactions - net increase (decrease)	150,832,224	5,042,118
Redemption fees	21,186	41,110
Total increase (decrease) in net assets	331,364,185	136,282,805

Net Assets
Beginning of period	846,544,829	710,262,024
End of period (including accumulated net investment loss of $10,080 and accumulated net investment loss of $1,634,632, respectively)	$ 1,177,909,014	$ 846,544,829

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.90	$ 25.25	$ 25.14	$ 19.83	$ 16.03
Income from Investment Operations
Net investment income (loss) C	(.12)	(.07)	(.13)	(.18)	(.16)
Net realized and unrealized gain (loss)	6.70	4.72	.24	5.49	3.96
Total from investment operations	6.58	4.65	.11	5.31	3.80
Distributions from net realized gain	(.42)	-	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 36.06	$ 29.90	$ 25.25	$ 25.14	$ 19.83
Total ReturnA, B	22.15%	18.42%	.44%	26.78%	23.71%
Ratios to Average Net Assets D, F
Expenses before reductions	1.14%	1.18%	1.18%	1.18%	1.21%
Expenses net of fee waivers, if any	1.14%	1.18%	1.18%	1.18%	1.21%
Expenses net of all reductions	1.12%	1.14%	1.17%	1.16%	1.18%
Net investment income (loss)	(.35)%	(.25)%	(.55)%	(.73)%	(.83)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 408,687	$ 355,306	$ 336,693	$ 375,609	$ 312,659
Portfolio turnover rateE	186%	142%	201%	167%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 28.79	$ 24.38	$ 24.33	$ 19.24	$ 15.59
Income from Investment Operations
Net investment income (loss) C	(.19)	(.13)	(.19)	(.23)	(.20)
Net realized and unrealized gain (loss)	6.45	4.54	.24	5.32	3.85
Total from investment operations	6.26	4.41	.05	5.09	3.65
Distributions from net realized gain	(.39)	-	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 34.66	$ 28.79	$ 24.38	$ 24.33	$ 19.24
Total ReturnA, B	21.89%	18.09%	.21%	26.46%	23.41%
Ratios to Average Net Assets D, F
Expenses before reductions	1.38%	1.42%	1.43%	1.43%	1.46%
Expenses net of fee waivers, if any	1.38%	1.42%	1.43%	1.43%	1.46%
Expenses net of all reductions	1.37%	1.39%	1.42%	1.40%	1.44%
Net investment income (loss)	(.60)%	(.50)%	(.80)%	(.98)%	(1.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 196,067	$ 173,692	$ 172,709	$ 196,913	$ 169,049
Portfolio turnover rateE	186%	142%	201%	167%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.56	$ 22.60	$ 22.67	$ 18.01	$ 14.67
Income from Investment Operations
Net investment income (loss) C	(.34)	(.24)	(.28)	(.33)	(.27)
Net realized and unrealized gain (loss)	5.94	4.20	.21	4.99	3.61
Total from investment operations	5.60	3.96	(.07)	4.66	3.34
Distributions from net realized gain	(.33)	-	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.83	$ 26.56	$ 22.60	$ 22.67	$ 18.01
Total ReturnA, B	21.21%	17.52%	(.31)%	25.87%	22.77%
Ratios to Average Net Assets D, F
Expenses before reductions	1.92%	1.93%	1.93%	1.93%	1.96%
Expenses net of fee waivers, if any	1.92%	1.93%	1.93%	1.93%	1.96%
Expenses net of all reductions	1.91%	1.89%	1.92%	1.91%	1.94%
Net investment income (loss)	(1.14)%	(1.01)%	(1.30)%	(1.49)%	(1.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,043	$ 13,745	$ 17,476	$ 25,508	$ 29,176
Portfolio turnover rateE	186%	142%	201%	167%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.68	$ 22.70	$ 22.77	$ 18.09	$ 14.74
Income from Investment Operations
Net investment income (loss) C	(.33)	(.24)	(.29)	(.33)	(.28)
Net realized and unrealized gain (loss)	5.98	4.22	.22	5.01	3.63
Total from investment operations	5.65	3.98	(.07)	4.68	3.35
Distributions from net realized gain	(.34)	-	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.99	$ 26.68	$ 22.70	$ 22.77	$ 18.09
Total ReturnA, B	21.31%	17.53%	(.31)%	25.87%	22.73%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.91%	1.93%	1.92%	1.96%
Expenses net of fee waivers, if any	1.87%	1.91%	1.93%	1.92%	1.96%
Expenses net of all reductions	1.86%	1.88%	1.91%	1.90%	1.93%
Net investment income (loss)	(1.09)%	(.99)%	(1.29)%	(1.48)%	(1.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 105,499	$ 84,858	$ 88,074	$ 89,819	$ 70,017
Portfolio turnover rateE	186%	142%	201%	167%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 31.47	$ 26.50	$ 26.30	$ 20.68	$ 16.67
Income from Investment Operations
Net investment income (loss) B	(.02)	.02	(.06)	(.11)	(.11)
Net realized and unrealized gain (loss)	7.06	4.95	.26	5.73	4.12
Total from investment operations	7.04	4.97	.20	5.62	4.01
Distributions from net realized gain	(.45)	-	-	-	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 38.06	$ 31.47	$ 26.50	$ 26.30	$ 20.68
Total ReturnA	22.55%	18.75%	.76%	27.18%	24.06%
Ratios to Average Net Assets C, E
Expenses before reductions	.83%	.86%	.86%	.87%	.92%
Expenses net of fee waivers, if any	.83%	.86%	.86%	.87%	.92%
Expenses net of all reductions	.82%	.83%	.85%	.85%	.90%
Net investment income (loss)	(.05)%	.06%	(.23)%	(.43)%	(.55)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 455,612	$ 218,944	$ 95,310	$ 81,350	$ 42,277
Portfolio turnover rateD	186%	142%	201%	167%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 180,428,590
Gross unrealized depreciation	(38,714,298)
Net unrealized appreciation (depreciation) on securities	$ 141,714,292

Tax Cost	$ 1,054,852,613

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 39,505,000
Undistributed long-term capital gain	$ 37,973,582
Net unrealized appreciation (depreciation) on securities and other investments	$ 141,712,579

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 2,941,208	$ -
Long-term Capital Gains	8,248,039	-
Total	$ 11,189,247	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,900,489,470 and $1,754,188,824, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 983,979	$ 20,143
Class T	.25%	.25%	949,326	6,760
Class B	.75%	.25%	132,512	99,860
Class C	.75%	.25%	968,395	113,187
			$ 3,034,212	$ 239,950

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 87,002
Class T	19,668
Class B*	9,843
Class C*	8,421
$ 124,934

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,060,110.27
Class T	493,875.26
Class B	39,943.30
Class C	246,914.26
Institutional Class	598,636.21
	$ 2,439,478

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $39,244 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,500,000.30%		$ 258

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,603 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $131,877 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $27.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net realized gain
Class A	$ 4,830,573	$ -
Class T	2,285,378	-
Class B	152,106	-
Class C	1,068,092	-
Institutional Class	2,853,098	-
Total	$ 11,189,247	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	1,967,332	2,023,713	$ 66,338,054	$ 54,950,216
Reinvestment of distributions	136,812	-	4,412,177	-
Shares redeemed	(2,655,768)	(3,472,615)	(89,258,893)	(93,501,470)
Net increase (decrease)	(551,624)	(1,448,902)	$ (18,508,662)	$ (38,551,254)
Class T
Shares sold	604,269	649,951	$ 19,519,431	$ 16,942,760
Reinvestment of distributions	71,453	-	2,218,622	-
Shares redeemed	(1,051,577)	(1,701,808)	(34,073,517)	(44,280,679)
Net increase (decrease)	(375,855)	(1,051,857)	$ (12,335,464)	$ (27,337,919)
Class B
Shares sold	9,706	13,056	$ 287,815	$ 310,857
Reinvestment of distributions	4,834	-	138,293	-
Shares redeemed	(153,751)	(268,749)	(4,566,688)	(6,477,118)
Net increase (decrease)	(139,211)	(255,693)	$ (4,140,580)	$ (6,166,261)
Class C
Shares sold	594,192	460,587	$ 17,948,827	$ 11,287,228
Reinvestment of distributions	31,647	-	909,547	-
Shares redeemed	(507,790)	(1,159,733)	(15,090,389)	(27,841,417)
Net increase (decrease)	118,049	(699,146)	$ 3,767,985	$ (16,554,189)
Institutional Class
Shares sold	7,128,296	6,347,952	$ 254,841,416	$ 179,251,253
Reinvestment of distributions	81,545	-	2,770,913	-
Shares redeemed	(2,196,859)	(2,987,970)	(75,563,384)	(85,599,512)
Net increase (decrease)	5,012,982	3,359,982	$ 182,048,945	$ 93,651,741

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 15% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 22% of the total outstanding shares of the Fund.

Effective after the close of business on August 1, 2014, 8,219,599 shares of the Fund were delivered to the Strategic Advisers U.S. Opportunity Fund for investments with a value of $311,440,613. The Strategic Advisers U.S. Opportunity Fund's ownership in the Fund increased to approximately 40%.

Annual Report

Fidelity Advisor Utilities Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	16.74%	14.70%	10.67%

A Prior to October 1, 2006, Fidelity Advisor Utilities Fund was named Fidelity Advisor Telecommunications & Utilities Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Fund - Institutional Class on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Utilities Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Douglas Simmons, Portfolio Manager of Fidelity Advisor® Utilities Fund: For the year, the fund's Institutional Class shares returned 16.74%, significantly outperforming the 8.85% gain of the MSCI U.S. IMI Utilities 25-50 Index but underperforming the S&P 500® Index. Utilities stocks lagged the overall market mainly due to their sensitivity to interest rates, which most investors believe will be on the rise going forward. Superior stock selection was the main reason behind the fund's outperformance of the MSCI index, particularly very strong picks in oil & gas storage & transport companies, including the two biggest individual contributors, liquefied natural gas terminal operator Cheniere Energy and pipeline company Energy Transfer Equity, neither of which was part of the index. The fund's relative performance also was helped by underweighting North Carolina electric utility Duke Energy - which was not in the fund at period end - and not owning index components electric utility Southern Company, based in Atlanta, and New York's Consolidated Edison. On the down side, untimely ownership of Virginia-based multi-utility Dominion Resources hurt, as did an average underweighting in Chicago-based electric utility Exelon.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Utilities Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.14%
Actual		$ 1,000.00	$ 1,085.60	$ 5.90
HypotheticalA		$ 1,000.00	$ 1,019.14	$ 5.71
Class T	1.42%
Actual		$ 1,000.00	$ 1,083.80	$ 7.34
HypotheticalA		$ 1,000.00	$ 1,017.75	$ 7.10
Class B	1.94%
Actual		$ 1,000.00	$ 1,081.20	$ 10.01
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 9.69
Class C	1.87%
Actual		$ 1,000.00	$ 1,081.20	$ 9.65
HypotheticalA		$ 1,000.00	$ 1,015.52	$ 9.35
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,087.00	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Utilities Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Dominion Resources, Inc.	10.4	9.8
NextEra Energy, Inc.	10.3	11.7
Sempra Energy	7.7	9.5
PPL Corp.	7.1	0.0
Edison International	6.5	3.8
Exelon Corp.	5.9	1.0
OGE Energy Corp.	4.9	5.4
NiSource, Inc.	4.7	4.2
ITC Holdings Corp.	4.0	2.4
The Williams Companies, Inc.	3.5	0.0
	65.0
Top Industries (% of fund's net assets)
As of July 31, 2014
Electric Utilities	44.3%
Multi-Utilities	25.9%
Oil, Gas & Consumable Fuels	12.0%
Independent Power Producers & Energy Traders	8.2%
Media	3.1%
All Others*	6.5%

As of January 31, 2014
Multi-Utilities	36.0%
Electric Utilities	28.3%
Oil, Gas & Consumable Fuels	14.4%
Independent Power Producers & Energy Traders	10.4%
Gas Utilities	7.1%
All Others*	3.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Fidelity Advisor Utilities Fund

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSTRUCTION & ENGINEERING - 0.6%
Construction & Engineering - 0.6%
MasTec, Inc. (a)	68,000	$ 1,848,920
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.0%
Integrated Telecommunication Services - 3.0%
Verizon Communications, Inc.	186,100	9,383,162
ELECTRIC UTILITIES - 44.3%
Electric Utilities - 44.3%
Edison International	365,002	20,002,110
Exelon Corp.	588,100	18,278,148
FirstEnergy Corp.	285,700	8,916,697
ITC Holdings Corp.	341,257	12,319,378
NextEra Energy, Inc.	338,440	31,776,132
NRG Yield, Inc. Class A	161,010	8,412,773
OGE Energy Corp.	417,323	15,002,762
PPL Corp.	668,800	22,063,712
		136,771,712
ELECTRICAL EQUIPMENT - 0.5%
Heavy Electrical Equipment - 0.5%
Vestas Wind Systems A/S (a)	33,200	1,501,936
GAS UTILITIES - 0.5%
Gas Utilities - 0.5%
National Fuel Gas Co.	21,200	1,460,892
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 8.2%
Independent Power Producers & Energy Traders - 8.2%
Black Hills Corp.	39,500	2,082,045
Calpine Corp. (a)	308,617	6,801,919
Drax Group PLC	299,300	3,534,631
Dynegy, Inc. (a)	127,073	3,373,788
NRG Energy, Inc.	306,415	9,486,608
		25,278,991
MEDIA - 3.1%
Cable & Satellite - 3.1%
Comcast Corp. Class A	177,200	9,520,956
MULTI-UTILITIES - 25.9%
Multi-Utilities - 25.9%
Dominion Resources, Inc.	476,299	32,216,862
MDU Resources Group, Inc.	48,400	1,525,084
NiSource, Inc.	388,363	14,633,518
PG&E Corp.	176,718	7,893,993
Sempra Energy	238,637	23,794,495
		80,063,952

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 12.0%
Oil & Gas Exploration & Production - 1.0%
Kodiak Oil & Gas Corp. (a)	203,800	$ 3,167,052
Oil & Gas Storage & Transport - 11.0%
Atlas Pipeline Partners LP	91,408	3,152,662
Cheniere Energy Partners LP Holdings LLC	299,236	7,055,985
Cheniere Energy, Inc. (a)	81,706	5,781,517
Energy Transfer Equity LP	118,289	6,433,739
Markwest Energy Partners LP	8,721	608,726
The Williams Companies, Inc.	194,000	10,986,220
		34,018,849
TOTAL OIL, GAS & CONSUMABLE FUELS		37,185,901
WIRELESS TELECOMMUNICATION SERVICES - 1.7%
Wireless Telecommunication Services - 1.7%
T-Mobile U.S., Inc. (a)	101,300	3,336,822
Telephone & Data Systems, Inc.	79,044	1,976,100
		5,312,922
TOTAL COMMON STOCKS (Cost $288,979,009)		308,329,344
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.11% (b) (Cost $6,937,987)	6,937,987	6,937,987
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $295,916,996)		315,267,331
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(6,318,109)
NET ASSETS - 100%		$ 308,949,222
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,503
Fidelity Securities Lending Cash Central Fund	15,566
Total	$ 19,069
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Utilities Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $288,979,009)	$ 308,329,344
Fidelity Central Funds (cost $6,937,987)	6,937,987
Total Investments (cost $295,916,996)		$ 315,267,331
Receivable for investments sold		1,320,660
Receivable for fund shares sold		831,736
Dividends receivable		292,340
Distributions receivable from Fidelity Central Funds		649
Other receivables		6,664
Total assets		317,719,380

Liabilities
Payable for investments purchased	$ 7,692,946
Payable for fund shares redeemed	715,969
Accrued management fee	145,390
Distribution and service plan fees payable	104,761
Other affiliated payables	73,876
Other payables and accrued expenses	37,216
Total liabilities		8,770,158

Net Assets		$ 308,949,222
Net Assets consist of:
Paid in capital		$ 273,920,483
Undistributed net investment income		1,595,872
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,082,532
Net unrealized appreciation (depreciation) on investments		19,350,335
Net Assets		$ 308,949,222

Statement of Assets and Liabilities - continued

July 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($154,134,074 ÷ 5,758,276 shares)	$ 26.77

Maximum offering price per share (100/94.25 of $26.77)	$ 28.40
Class T: Net Asset Value and redemption price per share ($49,272,286 ÷ 1,839,767 shares)	$ 26.78

Maximum offering price per share (100/96.50 of $26.78)	$ 27.75
Class B: Net Asset Value and offering price per share ($4,597,651 ÷ 173,411 shares)A	$ 26.51

Class C: Net Asset Value and offering price per share ($54,809,899 ÷ 2,089,381 shares)A	$ 26.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($46,135,312 ÷ 1,693,521 shares)	$ 27.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Utilities Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 6,704,975
Income from Fidelity Central Funds		19,069
Total income		6,724,044

Expenses
Management fee	$ 1,326,135
Transfer agent fees	620,567
Distribution and service plan fees	998,626
Accounting and security lending fees	94,091
Custodian fees and expenses	9,531
Independent trustees' compensation	5,696
Registration fees	80,498
Audit	46,342
Legal	3,414
Miscellaneous	3,259
Total expenses before reductions	3,188,159
Expense reductions	(23,656)	3,164,503
Net investment income (loss)		3,559,541
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	27,592,467
Foreign currency transactions	10,849
Total net realized gain (loss)		27,603,316
Change in net unrealized appreciation (depreciation) on: Investment securities	1,611,254
Assets and liabilities in foreign currencies	(991)
Total change in net unrealized appreciation (depreciation)		1,610,263
Net gain (loss)		29,213,579
Net increase (decrease) in net assets resulting from operations		$ 32,773,120

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,559,541	$ 4,068,543
Net realized gain (loss)	27,603,316	17,517,824
Change in net unrealized appreciation (depreciation)	1,610,263	2,065,725
Net increase (decrease) in net assets resulting from operations	32,773,120	23,652,092
Distributions to shareholders from net investment income	(3,729,207)	(3,653,862)
Distributions to shareholders from net realized gain	(88,322)	-
Total distributions	(3,817,529)	(3,653,862)
Share transactions - net increase (decrease)	71,585,618	(6,877,753)
Redemption fees	9,809	5,578
Total increase (decrease) in net assets	100,551,018	13,126,055

Net Assets
Beginning of period	208,398,204	195,272,149
End of period (including undistributed net investment income of $1,595,872 and undistributed net investment income of $2,085,978, respectively)	$ 308,949,222	$ 208,398,204

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.48	$ 21.20	$ 19.09	$ 16.59	$ 15.27
Income from Investment Operations
Net investment income (loss) C	.41	.47	.43	.39	.40
Net realized and unrealized gain (loss)	3.35	2.24	2.07	2.50	1.32
Total from investment operations	3.76	2.71	2.50	2.89	1.72
Distributions from net investment income	(.46)	(.43)	(.39)	(.39)	(.40)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.47)	(.43)	(.39)	(.39)	(.40)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.77	$ 23.48	$ 21.20	$ 19.09	$ 16.59
Total ReturnA, B	16.38%	13.09%	13.40%	17.71%	11.42%
Ratios to Average Net Assets D, F
Expenses before reductions	1.16%	1.20%	1.23%	1.24%	1.26%
Expenses net of fee waivers, if any	1.16%	1.20%	1.23%	1.24%	1.26%
Expenses net of all reductions	1.15%	1.16%	1.22%	1.20%	1.22%
Net investment income (loss)	1.64%	2.16%	2.24%	2.18%	2.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 154,134	$ 106,851	$ 99,813	$ 78,312	$ 64,890
Portfolio turnover rateE	112%	154%	195%	201%	216%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.50	$ 21.21	$ 19.09	$ 16.59	$ 15.27
Income from Investment Operations
Net investment income (loss) C	.34	.41	.38	.35	.35
Net realized and unrealized gain (loss)	3.35	2.25	2.07	2.50	1.33
Total from investment operations	3.69	2.66	2.45	2.85	1.68
Distributions from net investment income	(.40)	(.37)	(.33)	(.35)	(.36)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.41)	(.37)	(.33)	(.35)	(.36)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.78	$ 23.50	$ 21.21	$ 19.09	$ 16.59
Total ReturnA, B	15.99%	12.81%	13.13%	17.39%	11.13%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.47%	1.49%	1.50%	1.52%
Expenses net of fee waivers, if any	1.45%	1.47%	1.49%	1.50%	1.52%
Expenses net of all reductions	1.44%	1.43%	1.48%	1.46%	1.49%
Net investment income (loss)	1.35%	1.89%	1.98%	1.92%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,272	$ 41,239	$ 38,276	$ 35,701	$ 33,651
Portfolio turnover rateE	112%	154%	195%	201%	216%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.24	$ 20.96	$ 18.86	$ 16.38	$ 15.08
Income from Investment Operations
Net investment income (loss) C	.21	.30	.28	.25	.27
Net realized and unrealized gain (loss)	3.33	2.23	2.05	2.49	1.31
Total from investment operations	3.54	2.53	2.33	2.74	1.58
Distributions from net investment income	(.26)	(.25)	(.23)	(.26)	(.28)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.27)	(.25)	(.23)	(.26)	(.28)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.51	$ 23.24	$ 20.96	$ 18.86	$ 16.38
Total ReturnA, B	15.41%	12.24%	12.54%	16.87%	10.56%
Ratios to Average Net Assets D, F
Expenses before reductions	1.95%	1.96%	1.98%	1.99%	2.01%
Expenses net of fee waivers, if any	1.95%	1.96%	1.98%	1.99%	2.01%
Expenses net of all reductions	1.94%	1.92%	1.97%	1.95%	1.98%
Net investment income (loss)	.85%	1.40%	1.49%	1.43%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,598	$ 5,289	$ 6,677	$ 7,773	$ 8,794
Portfolio turnover rateE	112%	154%	195%	201%	216%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.03	$ 20.80	$ 18.75	$ 16.30	$ 15.02
Income from Investment Operations
Net investment income (loss) C	.23	.31	.29	.26	.27
Net realized and unrealized gain (loss)	3.29	2.20	2.03	2.46	1.30
Total from investment operations	3.52	2.51	2.32	2.72	1.57
Distributions from net investment income	(.31)	(.28)	(.27)	(.27)	(.29)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.32)	(.28)	(.27)	(.27)	(.29)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.23	$ 23.03	$ 20.80	$ 18.75	$ 16.30
Total ReturnA, B	15.52%	12.27%	12.56%	16.85%	10.54%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.93%	1.95%	1.98%	2.01%
Expenses net of fee waivers, if any	1.89%	1.93%	1.95%	1.98%	2.01%
Expenses net of all reductions	1.88%	1.89%	1.95%	1.94%	1.97%
Net investment income (loss)	.91%	1.43%	1.51%	1.43%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,810	$ 35,457	$ 29,942	$ 26,915	$ 21,415
Portfolio turnover rateE	112%	154%	195%	201%	216%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.87	$ 21.56	$ 19.40	$ 16.85	$ 15.51
Income from Investment Operations
Net investment income (loss) B	.51	.55	.50	.45	.44
Net realized and unrealized gain (loss)	3.39	2.26	2.10	2.54	1.35
Total from investment operations	3.90	2.81	2.60	2.99	1.79
Distributions from net investment income	(.52)	(.50)	(.44)	(.44)	(.45)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.53)	(.50)	(.44)	(.44)	(.45)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 27.24	$ 23.87	$ 21.56	$ 19.40	$ 16.85
Total ReturnA	16.74%	13.40%	13.79%	18.05%	11.66%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.89%	.92%	.98%	1.00%
Expenses net of fee waivers, if any	.85%	.89%	.92%	.98%	1.00%
Expenses net of all reductions	.84%	.85%	.91%	.94%	.97%
Net investment income (loss)	1.95%	2.46%	2.55%	2.44%	2.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,135	$ 19,562	$ 20,564	$ 10,914	$ 6,511
Portfolio turnover rateD	112%	154%	195%	201%	216%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 24,885,712
Gross unrealized depreciation	(5,119,726)
Net unrealized appreciation (depreciation) on securities	$ 19,765,986

Tax Cost	$ 295,501,345

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,660,324
Undistributed long-term capital gain	$ 12,900,726
Net unrealized appreciation (depreciation) on securities and other investments	$ 19,765,986

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 3,817,529	$ 3,653,862

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $342,914,566 and $268,872,575, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 306,112	$ 9,797
Class T	.25%	.25%	222,456	1,646
Class B	.75%	.25%	48,855	36,727
Class C	.75%	.25%	421,203	80,224
			$ 998,626	$ 128,394

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 107,328
Class T	15,193
Class B*	4,105
Class C*	6,615
$ 133,241

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 317,942.26
Class T	133,045.30
Class B	14,783.30
Class C	102,144.24
Institutional Class	52,653.20
	$ 620,567

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,050 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $389 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $15,566. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $23,656 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ 2,098,780	$ 2,004,234
Class T	689,503	666,068
Class B	54,086	71,622
Class C	483,241	400,020
Institutional Class	403,597	511,918
Total	$ 3,729,207	$ 3,653,862
From net realized gain
Class A	$ 45,735	$ -
Class T	17,387	-
Class B	2,010	-
Class C	15,931	-
Institutional Class	7,259	-
Total	$ 88,322	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	2,276,742	1,274,291	$ 59,563,163	$ 28,192,446
Reinvestment of distributions	82,514	85,327	1,888,613	1,751,329
Shares redeemed	(1,151,286)	(1,517,309)	(29,069,514)	(33,069,256)
Net increase (decrease)	1,207,970	(157,691)	$ 32,382,262	$ (3,125,481)
Class T
Shares sold	365,889	287,114	$ 9,445,083	$ 6,306,381
Reinvestment of distributions	29,388	30,843	673,761	634,437
Shares redeemed	(310,668)	(367,378)	(7,776,879)	(7,924,238)
Net increase (decrease)	84,609	(49,421)	$ 2,341,965	$ (983,420)
Class B
Shares sold	19,626	17,365	$ 511,179	$ 386,769
Reinvestment of distributions	2,105	3,129	47,986	63,812
Shares redeemed	(75,934)	(111,479)	(1,892,640)	(2,387,277)
Net increase (decrease)	(54,203)	(90,985)	$ (1,333,475)	$ (1,936,696)
Class C
Shares sold	898,033	509,725	$ 23,064,197	$ 11,190,388
Reinvestment of distributions	17,647	15,458	397,963	312,553
Shares redeemed	(365,639)	(425,145)	(9,096,804)	(9,149,304)
Net increase (decrease)	550,041	100,038	$ 14,365,356	$ 2,353,637
Institutional Class
Shares sold	1,373,720	936,449	$ 36,918,565	$ 20,838,974
Reinvestment of distributions	15,288	22,869	354,761	476,446
Shares redeemed	(514,863)	(1,093,899)	(13,443,816)	(24,501,213)
Net increase (decrease)	874,145	(134,581)	$ 23,829,510	$ (3,185,793)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund as of July 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 17, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 74 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and productions, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Vice President of Asset Management Compliance (2009-present) and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Biotechnology Fund
Institutional Class	09/08/14	09/05/14	$0.003	$0.184
Fidelity Advisor Communications Equipment Fund
Institutional Class	09/15/14	09/12/14	$0.058	$0.000
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	09/08/14	09/05/14	$0.000	$2.060
Fidelity Advisor Electronics Fund
Institutional Class	09/15/14	09/12/14	$0.000	$0.000
Fidelity Advisor Energy Fund
Institutional Class	09/08/14	09/05/14	$0.024	$2.067
Fidelity Advisor Financial Services Fund
Institutional Class	09/08/14	09/05/14	$0.071	$0.000
Fidelity Advisor Health Care Fund
Institutional Class	09/08/14	09/05/14	$0.000	$3.103
Fidelity Advisor Industrials Fund
Institutional Class	09/08/14	09/05/14	$0.096	$2.178
Fidelity Advisor Technology Fund
Institutional Class	09/08/14	09/05/14	$0.000	$2.085
Fidelity Advisor Utilities Fund
Institutional Class	09/08/14	09/05/14	$0.236	$1.219

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Biotechnology Fund	$17,445,492
Fidelity Advisor Consumer Discretionary Fund	$13,097,425
Fidelity Advisor Energy Fund	$40,725,007
Fidelity Advisor Health Care Fund	$125,111,262
Fidelity Advisor Industrials Fund	$49,916,446
Fidelity Advisor Technology Fund	$46,221,621
Fidelity Advisor Utilities Fund	$12,900,726

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	September 2013	December 2013
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	11%	56%
Fidelity Advisor Energy Fund
Institutional Class	90%	34%
Fidelity Advisor Financial Services Fund
Institutional Class	72%	100%
Fidelity Advisor Health Care Fund
Institutional Class	17%	13%
Fidelity Advisor Industrials Fund
Institutional Class	98%	59%
Fidelity Advisor Technology Fund
Institutional Class	0%	52%
Fidelity Advisor Utilities Fund
Institutional Class	100%	100%

Annual Report

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2013	December 2013
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	12%	61%
Fidelity Advisor Energy Fund
Institutional Class	92%	39%
Fidelity Advisor Financial Services Fund
Institutional Class	100%	100%
Fidelity Advisor Health Care Fund
Institutional Class	21%	14%
Fidelity Advisor Industrials Fund
Institutional Class	98%	55%
Fidelity Advisor Technology Fund
Institutional Class	0%	54%
Fidelity Advisor Utilities Fund
Institutional Class	100%	100%

The funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Focus Funds

In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the funds' subadvisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively.  The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the funds were expected in connection with either reorganization and that the same personnel and resources will be available to the funds with the new entities.  After considering all of the factors it believed relevant, the Board concluded that the amended sub-advisory agreements should be approved.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC

Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank†

New York, NY

Brown Brothers Harriman & Co. ††

Boston, MA

State Street Bank and Trust †††

Quincy, MA

† Custodian for Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund.

†† Custodian for Fidelity Advisor Energy Fund.

††† Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor
Communications Equipment Fund, and Fidelity Advisor Electronics Fund.

(Fidelity Cover Art)

AFOCI-UANNPRO-0914
1.789242.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Real Estate
Fund - Class A, Class T, Class B
and Class C

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.88%	20.59%	9.42%
Class T (incl. 3.50% sales charge)	8.15%	20.86%	9.41%
Class B (incl. contingent deferred sales charge) A	6.45%	20.91%	9.48%
Class C (incl. contingent deferred sales charge)B	10.52%	21.13%	9.25%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Class A on July 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Samuel Wald, Portfolio Manager of Fidelity Advisor® Real Estate Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 12.34%, 12.07%, 11.45% and 11.52%, respectively (excluding sales charges), versus 12.61% for the benchmark Dow Jones U.S. Select Real Estate Securities IndexSM and 16.94% for the S&P 500® Index. The fund was hampered by subpar stock picking among residential and diversified real estate investment trusts (REITs), although security selection among industrial/office REITs and in the so-called real estate related category (primarily health care REITs) was very strong. The fund's biggest individual detractor was Vornado Realty Trust, in which the fund was significantly underweighted. Another notable detractor was mall operator Glimcher Realty Trust, which I ultimately sold in June. Equity One also weighed on results and was no longer in the fund at period end. On the positive side, Digital Realty Trust, which owns data centers, was the top contributor, benefiting from a recovery off a very low valuation and the easing of investor concerns surrounding oversupply in its industry. Another notable contributor was Essex Property Trust, an apartment REIT. I liked Essex partly for its solid management and exposure to West Coast apartments.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.13%
Actual		$ 1,000.00	$ 1,135.60	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,019.19	$ 5.66
Class T	1.35%
Actual		$ 1,000.00	$ 1,134.30	$ 7.14
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class B	1.91%
Actual		$ 1,000.00	$ 1,131.00	$ 10.09
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Class C	1.88%
Actual		$ 1,000.00	$ 1,131.30	$ 9.93
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.39
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,137.20	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	12.5	13.3
Boston Properties, Inc.	5.8	5.7
Public Storage	5.1	6.8
Essex Property Trust, Inc.	4.8	4.8
HCP, Inc.	4.2	2.7
SL Green Realty Corp.	4.1	4.1
Federal Realty Investment Trust (SBI)	3.7	1.6
Digital Realty Trust, Inc.	3.7	0.0
Alexandria Real Estate Equities, Inc.	3.6	3.8
Taubman Centers, Inc.	3.4	1.3
	50.9
Top Five REIT Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	19.1	19.1
REITs - Apartments	16.8	17.0
REITs - Malls	15.9	15.0
REITs - Industrial Buildings	12.5	16.1
REITs - Health Care Facilities	10.4	11.2
Asset Allocation (% of fund's net assets)
As of July 31, 2014	As of January 31, 2014
Stocks 99.0%	Stocks 99.0%
Short-Term Investments and Net Other Assets (Liabilities) 1.0%	Short-Term Investments and Net Other Assets (Liabilities) 1.0%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.2%
Hotels, Resorts & Cruise Lines - 0.2%
Starwood Hotels & Resorts Worldwide, Inc.	15,200	$ 1,167,968
REAL ESTATE INVESTMENT TRUSTS - 97.4%
REITs - Apartments - 16.8%
AvalonBay Communities, Inc.	60,240	8,920,339
Equity Residential (SBI)	278,409	17,999,142
Essex Property Trust, Inc.	198,815	37,689,360
Mid-America Apartment Communities, Inc.	355,814	24,878,515
Post Properties, Inc.	402,300	21,804,660
UDR, Inc.	705,300	20,510,124
TOTAL REITS - APARTMENTS		131,802,140
REITs - Health Care Facilities - 10.4%
HCP, Inc.	792,295	32,904,011
Health Care REIT, Inc.	156,569	9,962,485
Senior Housing Properties Trust (SBI)	646,400	14,776,704
Ventas, Inc.	369,005	23,431,818
TOTAL REITS - HEALTH CARE FACILITIES		81,075,018
REITs - Hotels - 6.7%
Ashford Hospitality Prime, Inc.	307,400	5,118,210
FelCor Lodging Trust, Inc.	1,543,948	16,165,136
Host Hotels & Resorts, Inc.	589,334	12,812,121
LaSalle Hotel Properties (SBI)	522,100	18,163,859
TOTAL REITS - HOTELS		52,259,326
REITs - Industrial Buildings - 12.5%
DCT Industrial Trust, Inc.	2,359,000	18,470,970
Duke Realty LP	130,800	2,353,092
Extra Space Storage, Inc.	220,400	11,401,292
Prologis, Inc.	540,877	22,073,190
Public Storage	233,350	40,045,194
Terreno Realty Corp.	206,400	3,859,680
TOTAL REITS - INDUSTRIAL BUILDINGS		98,203,418
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Malls - 15.9%
Simon Property Group, Inc.	584,650	$ 98,332,282
Taubman Centers, Inc.	360,500	26,518,380
TOTAL REITS - MALLS		124,850,662
REITs - Management/Investment - 6.1%
Digital Realty Trust, Inc. (d)	443,800	28,576,282
Equity Lifestyle Properties, Inc.	284,241	12,589,034
Weyerhaeuser Co. (d)	200,200	6,270,264
TOTAL REITS - MANAGEMENT/INVESTMENT		47,435,580
REITs - Mobile Home Parks - 0.8%
Sun Communities, Inc.	115,722	6,090,449
REITs - Office Buildings - 19.1%
Alexandria Real Estate Equities, Inc.	362,333	28,479,374
Boston Properties, Inc.	381,647	45,587,734
Cousins Properties, Inc.	595,300	7,369,814
CyrusOne, Inc.	24,191	601,146
Douglas Emmett, Inc.	409,400	11,663,806
Piedmont Office Realty Trust, Inc. Class A (d)	1,219,400	23,717,330
SL Green Realty Corp.	294,765	31,775,667
TOTAL REITS - OFFICE BUILDINGS		149,194,871
REITs - Shopping Centers - 8.9%
Acadia Realty Trust (SBI)	86,300	2,436,249
Cedar Shopping Centers, Inc.	918,775	5,788,283
Excel Trust, Inc.	247,325	3,202,859
Federal Realty Investment Trust (SBI)	237,302	28,974,574
Kite Realty Group Trust	1,180,531	7,201,239
Ramco-Gershenson Properties Trust (SBI)	94,800	1,573,680
Vornado Realty Trust	95,383	10,112,506
Washington Prime Group, Inc. (a)	547,275	10,338,025
TOTAL REITS - SHOPPING CENTERS		69,627,415
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Single Tenant - 0.2%
Select Income (REIT)	64,200	$ 1,781,550
TOTAL REAL ESTATE INVESTMENT TRUSTS		762,320,429
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
Real Estate Operating Companies - 1.4%
Forest City Enterprises, Inc. Class A (a)	571,767	10,960,773
TOTAL COMMON STOCKS (Cost $607,334,180)		774,449,170
Money Market Funds - 5.8%

Fidelity Cash Central Fund, 0.11% (b)	14,136,441	14,136,441
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	30,894,125	30,894,125
TOTAL MONEY MARKET FUNDS (Cost $45,030,566)		45,030,566
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $652,364,746)		819,479,736
NET OTHER ASSETS (LIABILITIES) - (4.8)%		(37,175,899)
NET ASSETS - 100%		$ 782,303,837
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,006
Fidelity Securities Lending Cash Central Fund	49,969
Total	$ 61,975
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $29,983,504) - See accompanying schedule: Unaffiliated issuers (cost $607,334,180)	$ 774,449,170
Fidelity Central Funds (cost $45,030,566)	45,030,566
Total Investments (cost $652,364,746)		$ 819,479,736
Receivable for investments sold		5,722,017
Receivable for fund shares sold		1,422,137
Dividends receivable		286,695
Distributions receivable from Fidelity Central Funds		10,951
Other receivables		25,596
Total assets		826,947,132

Liabilities
Payable for investments purchased	$ 11,690,040
Payable for fund shares redeemed	1,245,274
Accrued management fee	363,048
Distribution and service plan fees payable	173,982
Other affiliated payables	188,689
Other payables and accrued expenses	88,137
Collateral on securities loaned, at value	30,894,125
Total liabilities		44,643,295

Net Assets		$ 782,303,837
Net Assets consist of:
Paid in capital		$ 577,815,282
Undistributed net investment income		2,093,231
Accumulated undistributed net realized gain (loss) on investments		35,280,334
Net unrealized appreciation (depreciation) on investments		167,114,990
Net Assets		$ 782,303,837

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2014
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($274,136,256 ÷ 12,146,151 shares)	$ 22.57

Maximum offering price per share (100/94.25 of $22.57)	$ 23.95
Class T: Net Asset Value and redemption price per share ($138,783,008 ÷ 6,153,397 shares)	$ 22.55

Maximum offering price per share (100/96.50 of $22.55)	$ 23.37
Class B: Net Asset Value and offering price per share ($5,630,745 ÷ 252,686 shares)A	$ 22.28

Class C: Net Asset Value and offering price per share ($64,822,193 ÷ 2,916,569 shares)A	$ 22.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($298,931,635 ÷ 13,145,397 shares)	$ 22.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 18,762,254
Income from Fidelity Central Funds		61,975
Total income		18,824,229

Expenses
Management fee	$ 3,960,078
Transfer agent fees	1,928,905
Distribution and service plan fees	1,897,204
Accounting and security lending fees	256,508
Custodian fees and expenses	45,335
Independent trustees' compensation	17,736
Registration fees	126,909
Audit	51,522
Legal	10,949
Interest	748
Miscellaneous	11,660
Total expenses before reductions	8,307,554
Expense reductions	(62,626)	8,244,928
Net investment income (loss)		10,579,301
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		45,747,977
Change in net unrealized appreciation (depreciation) on investment securities		22,594,134
Net gain (loss)		68,342,111
Net increase (decrease) in net assets resulting from operations		$ 78,921,412

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,579,301	$ 7,647,889
Net realized gain (loss)	45,747,977	29,947,480
Change in net unrealized appreciation (depreciation)	22,594,134	6,004,617
Net increase (decrease) in net assets resulting from operations	78,921,412	43,599,986
Distributions to shareholders from net investment income	(9,317,425)	(7,604,308)
Distributions to shareholders from net realized gain	(17,838,487)	(5,306,125)
Total distributions	(27,155,912)	(12,910,433)
Share transactions - net increase (decrease)	(20,280,229)	86,239,926
Total increase (decrease) in net assets	31,485,271	116,929,479

Net Assets
Beginning of period	750,818,566	633,889,087
End of period (including undistributed net investment income of $2,093,231 and undistributed net investment income of $1,355,965, respectively)	$ 782,303,837	$ 750,818,566

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.92	$ 19.83	$ 18.24	$ 14.88	$ 9.41
Income from Investment Operations
Net investment income (loss) C	.31	.22	.17	.12	.19
Net realized and unrealized gain (loss)	2.13	1.27	2.02	3.37	5.46
Total from investment operations	2.44	1.49	2.19	3.49	5.65
Distributions from net investment income	(.27)	(.23)	(.13)	(.13)	(.18)
Distributions from net realized gain	(.52)	(.17)	(.47)	-	-
Total distributions	(.79)	(.40)	(.60)	(.13)	(.18)
Net asset value, end of period	$ 22.57	$ 20.92	$ 19.83	$ 18.24	$ 14.88
Total ReturnA, B	12.34%	7.66%	12.81%	23.63%	60.38%
Ratios to Average Net Assets D, F
Expenses before reductions	1.16%	1.17%	1.19%	1.19%	1.23%
Expenses net of fee waivers, if any	1.16%	1.17%	1.19%	1.19%	1.23%
Expenses net of all reductions	1.15%	1.16%	1.18%	1.18%	1.22%
Net investment income (loss)	1.47%	1.06%	.98%	.69%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 274,136	$ 246,323	$ 199,303	$ 178,978	$ 117,929
Portfolio turnover rateE	83%	63%	48%	63%	60%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.91	$ 19.82	$ 18.24	$ 14.90	$ 9.42
Income from Investment Operations
Net investment income (loss) C	.26	.17	.13	.07	.15
Net realized and unrealized gain (loss)	2.13	1.28	2.02	3.38	5.47
Total from investment operations	2.39	1.45	2.15	3.45	5.62
Distributions from net investment income	(.23)	(.19)	(.10)	(.11)	(.14)
Distributions from net realized gain	(.52)	(.17)	(.47)	-	-
Total distributions	(.75)	(.36)	(.57)	(.11)	(.14)
Net asset value, end of period	$ 22.55	$ 20.91	$ 19.82	$ 18.24	$ 14.90
Total ReturnA, B	12.07%	7.43%	12.52%	23.28%	60.02%
Ratios to Average Net Assets D, F
Expenses before reductions	1.37%	1.38%	1.43%	1.44%	1.49%
Expenses net of fee waivers, if any	1.37%	1.38%	1.43%	1.44%	1.49%
Expenses net of all reductions	1.36%	1.38%	1.43%	1.44%	1.48%
Net investment income (loss)	1.26%	.85%	.73%	.43%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 138,783	$ 114,717	$ 86,987	$ 76,785	$ 59,529
Portfolio turnover rateE	83%	63%	48%	63%	60%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.66	$ 19.59	$ 18.05	$ 14.77	$ 9.35
Income from Investment Operations
Net investment income (loss) C	.14	.06	.04	(.01)	.09
Net realized and unrealized gain (loss)	2.10	1.26	2.00	3.35	5.42
Total from investment operations	2.24	1.32	2.04	3.34	5.51
Distributions from net investment income	(.11)	(.08)	(.03)	(.06)	(.09)
Distributions from net realized gain	(.52)	(.17)	(.47)	-	-
Total distributions	(.62) G	(.25)	(.50)	(.06)	(.09)
Net asset value, end of period	$ 22.28	$ 20.66	$ 19.59	$ 18.05	$ 14.77
Total ReturnA, B	11.45%	6.84%	11.99%	22.69%	59.14%
Ratios to Average Net Assets D, F
Expenses before reductions	1.92%	1.92%	1.93%	1.94%	1.98%
Expenses net of fee waivers, if any	1.92%	1.92%	1.93%	1.94%	1.98%
Expenses net of all reductions	1.91%	1.91%	1.93%	1.93%	1.97%
Net investment income (loss)	.70%	.31%	.23%	(.07)%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,631	$ 8,697	$ 9,481	$ 11,542	$ 12,078
Portfolio turnover rateE	83%	63%	48%	63%	60%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.62 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $.518 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.61	$ 19.55	$ 18.03	$ 14.76	$ 9.34
Income from Investment Operations
Net investment income (loss) C	.15	.07	.04	(.01)	.09
Net realized and unrealized gain (loss)	2.10	1.26	1.98	3.35	5.43
Total from investment operations	2.25	1.33	2.02	3.34	5.52
Distributions from net investment income	(.11)	(.10)	(.03)	(.07)	(.10)
Distributions from net realized gain	(.52)	(.17)	(.47)	-	-
Total distributions	(.63)	(.27)	(.50)	(.07)	(.10)
Net asset value, end of period	$ 22.23	$ 20.61	$ 19.55	$ 18.03	$ 14.76
Total ReturnA, B	11.52%	6.89%	11.92%	22.69%	59.28%
Ratios to Average Net Assets D, F
Expenses before reductions	1.90%	1.90%	1.93%	1.94%	1.98%
Expenses net of fee waivers, if any	1.90%	1.90%	1.93%	1.94%	1.98%
Expenses net of all reductions	1.89%	1.89%	1.93%	1.93%	1.97%
Net investment income (loss)	.73%	.33%	.23%	(.07)%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,822	$ 75,461	$ 55,064	$ 47,406	$ 31,204
Portfolio turnover rateE	83%	63%	48%	63%	60%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 21.07	$ 19.97	$ 18.36	$ 14.96	$ 9.46
Income from Investment Operations
Net investment income (loss) B	.36	.28	.22	.16	.23
Net realized and unrealized gain (loss)	2.15	1.27	2.03	3.39	5.47
Total from investment operations	2.51	1.55	2.25	3.55	5.70
Distributions from net investment income	(.32)	(.28)	(.17)	(.15)	(.20)
Distributions from net realized gain	(.52)	(.17)	(.47)	-	-
Total distributions	(.84)	(.45)	(.64)	(.15)	(.20)
Net asset value, end of period	$ 22.74	$ 21.07	$ 19.97	$ 18.36	$ 14.96
Total ReturnA	12.64%	7.92%	13.12%	23.92%	60.75%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.90%	.93%	.93%	.97%
Expenses net of fee waivers, if any	.89%	.90%	.93%	.93%	.97%
Expenses net of all reductions	.88%	.89%	.93%	.92%	.96%
Net investment income (loss)	1.74%	1.33%	1.23%	.94%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 298,932	$ 305,619	$ 283,054	$ 174,655	$ 167,699
Portfolio turnover rateD	83%	63%	48%	63%	60%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor® Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 166,756,324
Gross unrealized depreciation	(2,764,308)
Net unrealized appreciation (depreciation) on securities	$ 163,992,016

Tax Cost	$ 655,487,720

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,100,791
Undistributed long-term capital gain	$ 38,403,308
Net unrealized appreciation (depreciation) on securities and other investments	$ 163,992,016

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 9,317,425	$ 7,604,308
Long-term Capital Gains	17,838,487	5,306,125
Total	$ 27,155,912	$ 12,910,433

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $590,132,887 and $614,297,640, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 603,397	$ 14,402
Class T	.25%	.25%	592,456	512
Class B	.75%	.25%	66,148	49,681
Class C	.75%	.25%	635,203	133,491
			$ 1,897,204	$ 198,086

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 73,245
Class T	13,868
Class B*	7,364
Class C*	10,632
$ 105,109

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 682,835.28
Class T	287,873.24
Class B	19,924.30
Class C	175,451.28
Institutional Class	762,822.26
	$ 1,928,905

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,646 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,132,857.32%		$ 748

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,225 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $49,969. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $62,615 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ 3,106,444	$ 2,470,657
Class T	1,272,835	882,131
Class B	37,346	35,157
Class C	367,021	295,037
Institutional Class	4,533,779	3,921,326
Total	$ 9,317,425	$ 7,604,308
From net realized gain
Class A	$ 5,987,252	$ 1,782,636
Class T	2,831,247	780,775
Class B	199,888	76,216
Class C	1,765,927	516,924
Institutional Class	7,054,173	2,149,574
Total	$ 17,838,487	$ 5,306,125

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	4,612,676	5,439,337	$ 96,531,161	$ 112,236,960
Reinvestment of distributions	447,921	203,180	8,629,179	3,981,426
Shares redeemed	(4,687,177)	(3,918,883)	(96,076,538)	(80,333,991)
Net increase (decrease)	373,420	1,723,634	$ 9,083,802	$ 35,884,395
Class T
Shares sold	2,099,117	2,359,748	$ 43,800,189	$ 48,593,378
Reinvestment of distributions	210,229	82,685	4,035,945	1,616,132
Shares redeemed	(1,641,944)	(1,344,901)	(33,718,920)	(27,286,441)
Net increase (decrease)	667,402	1,097,532	$ 14,117,214	$ 22,923,069
Class B
Shares sold	10,023	112,710	$ 207,585	$ 2,287,362
Reinvestment of distributions	10,943	5,188	205,776	98,861
Shares redeemed	(189,250)	(180,971)	(3,819,153)	(3,674,862)
Net increase (decrease)	(168,284)	(63,073)	$ (3,405,792)	$ (1,288,639)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class C
Shares sold	717,656	1,545,715	$ 14,827,663	$ 31,572,252
Reinvestment of distributions	103,592	39,180	1,942,789	747,349
Shares redeemed	(1,565,975)	(739,815)	(31,183,633)	(14,971,358)
Net increase (decrease)	(744,727)	845,080	$ (14,413,181)	$ 17,348,243
Institutional Class
Shares sold	9,124,799	10,230,645	$ 190,381,315	$ 215,528,191
Reinvestment of distributions	444,680	177,841	8,636,132	3,543,243
Shares redeemed	(10,926,683)	(10,081,938)	(224,679,719)	(207,698,576)
Net increase (decrease)	(1,357,204)	326,548	$ (25,662,272)	$ 11,372,858

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 11, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 74 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Vice President of Asset Management Compliance (2009-present) and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/08/14	09/05/14	$0.086	$1.095
Class T	09/08/14	09/05/14	$0.073	$1.095
Class B	09/08/14	09/05/14	$0.038	$1.095
Class C	09/08/14	09/05/14	$0.044	$1.095

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $44,763,555, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Real Estate Fund

In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's subadvisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively.  The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the funds were expected in connection with either reorganization and that the same personnel and resources will be available to the funds with the new entities.  After considering all of the factors it believed relevant, the Board concluded that the amended sub-advisory agreements should be approved.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC

Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

ARE-UANN-0914
1.789707.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Real Estate
Fund - Institutional Class

Annual Report

July 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	12.64%	22.33%	10.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Institutional Class on July 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

27,000
22,500
20,000
17,500
15,000
12,500
10,000
8,000
7,000
$6,200
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Period Ending Values
$26,825 Fidelity Advisor® Real Estate Fund – Inst CL
$21,581 S&P 500® Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a slowing economy early in 2014 to post a strong gain for the 12-month period ending July 31, 2014, supported by corporate profits and continued low interest rates. The S&P 500® Index rose 16.94%, reaching an all-time high near period end. The technology-heavy Nasdaq Composite Index® gained 22.00%. The Russell 2000® Index returned 8.56%, reflecting the relatively lackluster performance of small-cap stocks. Information technology (+28%) was the top-performing sector within the S&P 500®, driven by strong semiconductor and computer hardware sales. Materials (+23%) gained amid higher prices for many commodity products. Health care (+21%) rose, driven by gains in pharmaceuticals, biotechnology & life sciences companies. Energy stocks (+19%) advanced in the latter part of the period amid healthy U.S. output and the threat of supply disruptions in Iraq. Conversely, most defensive sectors, including consumer staples, utilities and telecommunication services, lagged the broader market. Volatility remained tame throughout most of the period, with markets supported by declining unemployment, near-record profit margins for companies, muted cost inflation and fairly low corporate debt levels. Geopolitical tension remained a concern at period end, with conflict in Ukraine and strained relations between Russia and the West posing a potential threat to global growth.

Comments from Samuel Wald, Portfolio Manager of Fidelity Advisor® Real Estate Fund: For the year, the fund's Institutional Class shares gained 12.64%, versus 12.61% for the benchmark Dow Jones U.S. Select Real Estate Securities IndexSM and 16.94% for the S&P 500® Index. The fund was hampered by subpar stock picking among residential and diversified real estate investment trusts (REITs), although security selection among industrial/office REITs and in the so-called real estate related category (primarily health care REITs) was very strong. The fund's biggest individual detractor was Vornado Realty Trust, in which the fund was significantly underweighted. Another notable detractor was mall operator Glimcher Realty Trust, which I ultimately sold in June. Equity One also weighed on results and was not in the portfolio at period end. On the positive side, Digital Realty Trust, which owns data centers, was the top contributor, benefiting from a recovery off a very low valuation and the easing of investor concerns surrounding oversupply in its industry. Another notable contributor was Essex Property Trust, an apartment REIT. I liked Essex partly for its solid management and exposure to West Coast apartments.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 to July 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period* February 1, 2014 to July 31, 2014
Class A	1.13%
Actual		$ 1,000.00	$ 1,135.60	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,019.19	$ 5.66
Class T	1.35%
Actual		$ 1,000.00	$ 1,134.30	$ 7.14
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class B	1.91%
Actual		$ 1,000.00	$ 1,131.00	$ 10.09
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Class C	1.88%
Actual		$ 1,000.00	$ 1,131.30	$ 9.93
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.39
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,137.20	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	12.5	13.3
Boston Properties, Inc.	5.8	5.7
Public Storage	5.1	6.8
Essex Property Trust, Inc.	4.8	4.8
HCP, Inc.	4.2	2.7
SL Green Realty Corp.	4.1	4.1
Federal Realty Investment Trust (SBI)	3.7	1.6
Digital Realty Trust, Inc.	3.7	0.0
Alexandria Real Estate Equities, Inc.	3.6	3.8
Taubman Centers, Inc.	3.4	1.3
	50.9
Top Five REIT Sectors as of July 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	19.1	19.1
REITs - Apartments	16.8	17.0
REITs - Malls	15.9	15.0
REITs - Industrial Buildings	12.5	16.1
REITs - Health Care Facilities	10.4	11.2
Asset Allocation (% of fund's net assets)
As of July 31, 2014	As of January 31, 2014
Stocks 99.0%	Stocks 99.0%
Short-Term Investments and Net Other Assets (Liabilities) 1.0%	Short-Term Investments and Net Other Assets (Liabilities) 1.0%

Annual Report

Investments July 31, 2014

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.2%
Hotels, Resorts & Cruise Lines - 0.2%
Starwood Hotels & Resorts Worldwide, Inc.	15,200	$ 1,167,968
REAL ESTATE INVESTMENT TRUSTS - 97.4%
REITs - Apartments - 16.8%
AvalonBay Communities, Inc.	60,240	8,920,339
Equity Residential (SBI)	278,409	17,999,142
Essex Property Trust, Inc.	198,815	37,689,360
Mid-America Apartment Communities, Inc.	355,814	24,878,515
Post Properties, Inc.	402,300	21,804,660
UDR, Inc.	705,300	20,510,124
TOTAL REITS - APARTMENTS		131,802,140
REITs - Health Care Facilities - 10.4%
HCP, Inc.	792,295	32,904,011
Health Care REIT, Inc.	156,569	9,962,485
Senior Housing Properties Trust (SBI)	646,400	14,776,704
Ventas, Inc.	369,005	23,431,818
TOTAL REITS - HEALTH CARE FACILITIES		81,075,018
REITs - Hotels - 6.7%
Ashford Hospitality Prime, Inc.	307,400	5,118,210
FelCor Lodging Trust, Inc.	1,543,948	16,165,136
Host Hotels & Resorts, Inc.	589,334	12,812,121
LaSalle Hotel Properties (SBI)	522,100	18,163,859
TOTAL REITS - HOTELS		52,259,326
REITs - Industrial Buildings - 12.5%
DCT Industrial Trust, Inc.	2,359,000	18,470,970
Duke Realty LP	130,800	2,353,092
Extra Space Storage, Inc.	220,400	11,401,292
Prologis, Inc.	540,877	22,073,190
Public Storage	233,350	40,045,194
Terreno Realty Corp.	206,400	3,859,680
TOTAL REITS - INDUSTRIAL BUILDINGS		98,203,418
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Malls - 15.9%
Simon Property Group, Inc.	584,650	$ 98,332,282
Taubman Centers, Inc.	360,500	26,518,380
TOTAL REITS - MALLS		124,850,662
REITs - Management/Investment - 6.1%
Digital Realty Trust, Inc. (d)	443,800	28,576,282
Equity Lifestyle Properties, Inc.	284,241	12,589,034
Weyerhaeuser Co. (d)	200,200	6,270,264
TOTAL REITS - MANAGEMENT/INVESTMENT		47,435,580
REITs - Mobile Home Parks - 0.8%
Sun Communities, Inc.	115,722	6,090,449
REITs - Office Buildings - 19.1%
Alexandria Real Estate Equities, Inc.	362,333	28,479,374
Boston Properties, Inc.	381,647	45,587,734
Cousins Properties, Inc.	595,300	7,369,814
CyrusOne, Inc.	24,191	601,146
Douglas Emmett, Inc.	409,400	11,663,806
Piedmont Office Realty Trust, Inc. Class A (d)	1,219,400	23,717,330
SL Green Realty Corp.	294,765	31,775,667
TOTAL REITS - OFFICE BUILDINGS		149,194,871
REITs - Shopping Centers - 8.9%
Acadia Realty Trust (SBI)	86,300	2,436,249
Cedar Shopping Centers, Inc.	918,775	5,788,283
Excel Trust, Inc.	247,325	3,202,859
Federal Realty Investment Trust (SBI)	237,302	28,974,574
Kite Realty Group Trust	1,180,531	7,201,239
Ramco-Gershenson Properties Trust (SBI)	94,800	1,573,680
Vornado Realty Trust	95,383	10,112,506
Washington Prime Group, Inc. (a)	547,275	10,338,025
TOTAL REITS - SHOPPING CENTERS		69,627,415
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Single Tenant - 0.2%
Select Income (REIT)	64,200	$ 1,781,550
TOTAL REAL ESTATE INVESTMENT TRUSTS		762,320,429
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
Real Estate Operating Companies - 1.4%
Forest City Enterprises, Inc. Class A (a)	571,767	10,960,773
TOTAL COMMON STOCKS (Cost $607,334,180)		774,449,170
Money Market Funds - 5.8%

Fidelity Cash Central Fund, 0.11% (b)	14,136,441	14,136,441
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	30,894,125	30,894,125
TOTAL MONEY MARKET FUNDS (Cost $45,030,566)		45,030,566
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $652,364,746)		819,479,736
NET OTHER ASSETS (LIABILITIES) - (4.8)%		(37,175,899)
NET ASSETS - 100%		$ 782,303,837
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,006
Fidelity Securities Lending Cash Central Fund	49,969
Total	$ 61,975
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2014

Assets
Investment in securities, at value (including securities loaned of $29,983,504) - See accompanying schedule: Unaffiliated issuers (cost $607,334,180)	$ 774,449,170
Fidelity Central Funds (cost $45,030,566)	45,030,566
Total Investments (cost $652,364,746)		$ 819,479,736
Receivable for investments sold		5,722,017
Receivable for fund shares sold		1,422,137
Dividends receivable		286,695
Distributions receivable from Fidelity Central Funds		10,951
Other receivables		25,596
Total assets		826,947,132

Liabilities
Payable for investments purchased	$ 11,690,040
Payable for fund shares redeemed	1,245,274
Accrued management fee	363,048
Distribution and service plan fees payable	173,982
Other affiliated payables	188,689
Other payables and accrued expenses	88,137
Collateral on securities loaned, at value	30,894,125
Total liabilities		44,643,295

Net Assets		$ 782,303,837
Net Assets consist of:
Paid in capital		$ 577,815,282
Undistributed net investment income		2,093,231
Accumulated undistributed net realized gain (loss) on investments		35,280,334
Net unrealized appreciation (depreciation) on investments		167,114,990
Net Assets		$ 782,303,837

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2014
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($274,136,256 ÷ 12,146,151 shares)	$ 22.57

Maximum offering price per share (100/94.25 of $22.57)	$ 23.95
Class T: Net Asset Value and redemption price per share ($138,783,008 ÷ 6,153,397 shares)	$ 22.55

Maximum offering price per share (100/96.50 of $22.55)	$ 23.37
Class B: Net Asset Value and offering price per share ($5,630,745 ÷ 252,686 shares)A	$ 22.28

Class C: Net Asset Value and offering price per share ($64,822,193 ÷ 2,916,569 shares)A	$ 22.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($298,931,635 ÷ 13,145,397 shares)	$ 22.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2014

Investment Income
Dividends		$ 18,762,254
Income from Fidelity Central Funds		61,975
Total income		18,824,229

Expenses
Management fee	$ 3,960,078
Transfer agent fees	1,928,905
Distribution and service plan fees	1,897,204
Accounting and security lending fees	256,508
Custodian fees and expenses	45,335
Independent trustees' compensation	17,736
Registration fees	126,909
Audit	51,522
Legal	10,949
Interest	748
Miscellaneous	11,660
Total expenses before reductions	8,307,554
Expense reductions	(62,626)	8,244,928
Net investment income (loss)		10,579,301
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		45,747,977
Change in net unrealized appreciation (depreciation) on investment securities		22,594,134
Net gain (loss)		68,342,111
Net increase (decrease) in net assets resulting from operations		$ 78,921,412

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2014	Year ended July 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,579,301	$ 7,647,889
Net realized gain (loss)	45,747,977	29,947,480
Change in net unrealized appreciation (depreciation)	22,594,134	6,004,617
Net increase (decrease) in net assets resulting from operations	78,921,412	43,599,986
Distributions to shareholders from net investment income	(9,317,425)	(7,604,308)
Distributions to shareholders from net realized gain	(17,838,487)	(5,306,125)
Total distributions	(27,155,912)	(12,910,433)
Share transactions - net increase (decrease)	(20,280,229)	86,239,926
Total increase (decrease) in net assets	31,485,271	116,929,479

Net Assets
Beginning of period	750,818,566	633,889,087
End of period (including undistributed net investment income of $2,093,231 and undistributed net investment income of $1,355,965, respectively)	$ 782,303,837	$ 750,818,566

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.92	$ 19.83	$ 18.24	$ 14.88	$ 9.41
Income from Investment Operations
Net investment income (loss) C	.31	.22	.17	.12	.19
Net realized and unrealized gain (loss)	2.13	1.27	2.02	3.37	5.46
Total from investment operations	2.44	1.49	2.19	3.49	5.65
Distributions from net investment income	(.27)	(.23)	(.13)	(.13)	(.18)
Distributions from net realized gain	(.52)	(.17)	(.47)	-	-
Total distributions	(.79)	(.40)	(.60)	(.13)	(.18)
Net asset value, end of period	$ 22.57	$ 20.92	$ 19.83	$ 18.24	$ 14.88
Total ReturnA, B	12.34%	7.66%	12.81%	23.63%	60.38%
Ratios to Average Net Assets D, F
Expenses before reductions	1.16%	1.17%	1.19%	1.19%	1.23%
Expenses net of fee waivers, if any	1.16%	1.17%	1.19%	1.19%	1.23%
Expenses net of all reductions	1.15%	1.16%	1.18%	1.18%	1.22%
Net investment income (loss)	1.47%	1.06%	.98%	.69%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 274,136	$ 246,323	$ 199,303	$ 178,978	$ 117,929
Portfolio turnover rateE	83%	63%	48%	63%	60%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.91	$ 19.82	$ 18.24	$ 14.90	$ 9.42
Income from Investment Operations
Net investment income (loss) C	.26	.17	.13	.07	.15
Net realized and unrealized gain (loss)	2.13	1.28	2.02	3.38	5.47
Total from investment operations	2.39	1.45	2.15	3.45	5.62
Distributions from net investment income	(.23)	(.19)	(.10)	(.11)	(.14)
Distributions from net realized gain	(.52)	(.17)	(.47)	-	-
Total distributions	(.75)	(.36)	(.57)	(.11)	(.14)
Net asset value, end of period	$ 22.55	$ 20.91	$ 19.82	$ 18.24	$ 14.90
Total ReturnA, B	12.07%	7.43%	12.52%	23.28%	60.02%
Ratios to Average Net Assets D, F
Expenses before reductions	1.37%	1.38%	1.43%	1.44%	1.49%
Expenses net of fee waivers, if any	1.37%	1.38%	1.43%	1.44%	1.49%
Expenses net of all reductions	1.36%	1.38%	1.43%	1.44%	1.48%
Net investment income (loss)	1.26%	.85%	.73%	.43%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 138,783	$ 114,717	$ 86,987	$ 76,785	$ 59,529
Portfolio turnover rateE	83%	63%	48%	63%	60%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.66	$ 19.59	$ 18.05	$ 14.77	$ 9.35
Income from Investment Operations
Net investment income (loss) C	.14	.06	.04	(.01)	.09
Net realized and unrealized gain (loss)	2.10	1.26	2.00	3.35	5.42
Total from investment operations	2.24	1.32	2.04	3.34	5.51
Distributions from net investment income	(.11)	(.08)	(.03)	(.06)	(.09)
Distributions from net realized gain	(.52)	(.17)	(.47)	-	-
Total distributions	(.62) G	(.25)	(.50)	(.06)	(.09)
Net asset value, end of period	$ 22.28	$ 20.66	$ 19.59	$ 18.05	$ 14.77
Total ReturnA, B	11.45%	6.84%	11.99%	22.69%	59.14%
Ratios to Average Net Assets D, F
Expenses before reductions	1.92%	1.92%	1.93%	1.94%	1.98%
Expenses net of fee waivers, if any	1.92%	1.92%	1.93%	1.94%	1.98%
Expenses net of all reductions	1.91%	1.91%	1.93%	1.93%	1.97%
Net investment income (loss)	.70%	.31%	.23%	(.07)%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,631	$ 8,697	$ 9,481	$ 11,542	$ 12,078
Portfolio turnover rateE	83%	63%	48%	63%	60%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.62 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $.518 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.61	$ 19.55	$ 18.03	$ 14.76	$ 9.34
Income from Investment Operations
Net investment income (loss) C	.15	.07	.04	(.01)	.09
Net realized and unrealized gain (loss)	2.10	1.26	1.98	3.35	5.43
Total from investment operations	2.25	1.33	2.02	3.34	5.52
Distributions from net investment income	(.11)	(.10)	(.03)	(.07)	(.10)
Distributions from net realized gain	(.52)	(.17)	(.47)	-	-
Total distributions	(.63)	(.27)	(.50)	(.07)	(.10)
Net asset value, end of period	$ 22.23	$ 20.61	$ 19.55	$ 18.03	$ 14.76
Total ReturnA, B	11.52%	6.89%	11.92%	22.69%	59.28%
Ratios to Average Net Assets D, F
Expenses before reductions	1.90%	1.90%	1.93%	1.94%	1.98%
Expenses net of fee waivers, if any	1.90%	1.90%	1.93%	1.94%	1.98%
Expenses net of all reductions	1.89%	1.89%	1.93%	1.93%	1.97%
Net investment income (loss)	.73%	.33%	.23%	(.07)%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,822	$ 75,461	$ 55,064	$ 47,406	$ 31,204
Portfolio turnover rateE	83%	63%	48%	63%	60%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 21.07	$ 19.97	$ 18.36	$ 14.96	$ 9.46
Income from Investment Operations
Net investment income (loss) B	.36	.28	.22	.16	.23
Net realized and unrealized gain (loss)	2.15	1.27	2.03	3.39	5.47
Total from investment operations	2.51	1.55	2.25	3.55	5.70
Distributions from net investment income	(.32)	(.28)	(.17)	(.15)	(.20)
Distributions from net realized gain	(.52)	(.17)	(.47)	-	-
Total distributions	(.84)	(.45)	(.64)	(.15)	(.20)
Net asset value, end of period	$ 22.74	$ 21.07	$ 19.97	$ 18.36	$ 14.96
Total ReturnA	12.64%	7.92%	13.12%	23.92%	60.75%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.90%	.93%	.93%	.97%
Expenses net of fee waivers, if any	.89%	.90%	.93%	.93%	.97%
Expenses net of all reductions	.88%	.89%	.93%	.92%	.96%
Net investment income (loss)	1.74%	1.33%	1.23%	.94%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 298,932	$ 305,619	$ 283,054	$ 174,655	$ 167,699
Portfolio turnover rateD	83%	63%	48%	63%	60%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2014

1. Organization.

Fidelity Advisor® Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 166,756,324
Gross unrealized depreciation	(2,764,308)
Net unrealized appreciation (depreciation) on securities	$ 163,992,016

Tax Cost	$ 655,487,720

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,100,791
Undistributed long-term capital gain	$ 38,403,308
Net unrealized appreciation (depreciation) on securities and other investments	$ 163,992,016

The tax character of distributions paid was as follows:

	July 31, 2014	July 31, 2013
Ordinary Income	$ 9,317,425	$ 7,604,308
Long-term Capital Gains	17,838,487	5,306,125
Total	$ 27,155,912	$ 12,910,433

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $590,132,887 and $614,297,640, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 603,397	$ 14,402
Class T	.25%	.25%	592,456	512
Class B	.75%	.25%	66,148	49,681
Class C	.75%	.25%	635,203	133,491
			$ 1,897,204	$ 198,086

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 73,245
Class T	13,868
Class B*	7,364
Class C*	10,632
$ 105,109

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 682,835.28
Class T	287,873.24
Class B	19,924.30
Class C	175,451.28
Institutional Class	762,822.26
	$ 1,928,905

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,646 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,132,857.32%		$ 748

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,225 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $49,969. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $62,615 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2014	2013
From net investment income
Class A	$ 3,106,444	$ 2,470,657
Class T	1,272,835	882,131
Class B	37,346	35,157
Class C	367,021	295,037
Institutional Class	4,533,779	3,921,326
Total	$ 9,317,425	$ 7,604,308
From net realized gain
Class A	$ 5,987,252	$ 1,782,636
Class T	2,831,247	780,775
Class B	199,888	76,216
Class C	1,765,927	516,924
Institutional Class	7,054,173	2,149,574
Total	$ 17,838,487	$ 5,306,125

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class A
Shares sold	4,612,676	5,439,337	$ 96,531,161	$ 112,236,960
Reinvestment of distributions	447,921	203,180	8,629,179	3,981,426
Shares redeemed	(4,687,177)	(3,918,883)	(96,076,538)	(80,333,991)
Net increase (decrease)	373,420	1,723,634	$ 9,083,802	$ 35,884,395
Class T
Shares sold	2,099,117	2,359,748	$ 43,800,189	$ 48,593,378
Reinvestment of distributions	210,229	82,685	4,035,945	1,616,132
Shares redeemed	(1,641,944)	(1,344,901)	(33,718,920)	(27,286,441)
Net increase (decrease)	667,402	1,097,532	$ 14,117,214	$ 22,923,069
Class B
Shares sold	10,023	112,710	$ 207,585	$ 2,287,362
Reinvestment of distributions	10,943	5,188	205,776	98,861
Shares redeemed	(189,250)	(180,971)	(3,819,153)	(3,674,862)
Net increase (decrease)	(168,284)	(63,073)	$ (3,405,792)	$ (1,288,639)

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Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2014	2013	2014	2013
Class C
Shares sold	717,656	1,545,715	$ 14,827,663	$ 31,572,252
Reinvestment of distributions	103,592	39,180	1,942,789	747,349
Shares redeemed	(1,565,975)	(739,815)	(31,183,633)	(14,971,358)
Net increase (decrease)	(744,727)	845,080	$ (14,413,181)	$ 17,348,243
Institutional Class
Shares sold	9,124,799	10,230,645	$ 190,381,315	$ 215,528,191
Reinvestment of distributions	444,680	177,841	8,636,132	3,543,243
Shares redeemed	(10,926,683)	(10,081,938)	(224,679,719)	(207,698,576)
Net increase (decrease)	(1,357,204)	326,548	$ (25,662,272)	$ 11,372,858

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 11, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 74 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Vice President of Asset Management Compliance (2009-present) and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	09/08/14	09/05/14	$0.100	$1.095

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2014, $44,763,555, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Real Estate Fund

In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's subadvisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively.  The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the funds were expected in connection with either reorganization and that the same personnel and resources will be available to the funds with the new entities.  After considering all of the factors it believed relevant, the Board concluded that the amended sub-advisory agreements should be approved.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC

Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AREI-UANN-0914
1.789708.111

Item 2. Code of Ethics

As of the end of the period, July 31, 2014, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that David A. Rosow is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Rosow is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (the "Funds"):

Services Billed by Deloitte Entities

July 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$36,000	$-	$4,700	$800
Fidelity Advisor Communications Equipment Fund	$37,000	$-	$4,700	$600
Fidelity Advisor Consumer Discretionary Fund	$35,000	$-	$5,800	$600
Fidelity Advisor Electronics Fund	$35,000	$-	$4,700	$600
Fidelity Advisor Energy Fund	$37,000	$-	$6,800	$700
Fidelity Advisor Financial Services Fund	$37,000	$-	$6,600	$600
Fidelity Advisor Health Care Fund	$37,000	$-	$5,800	$800
Fidelity Advisor Industrials Fund	$36,000	$-	$5,800	$700
Fidelity Advisor Real Estate Fund	$40,000	$-	$5,800	$700
Fidelity Advisor Technology Fund	$38,000	$-	$5,800	$800
Fidelity Advisor Utilities Fund	$35,000	$-	$6,000	$600

July 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$35,000	$-	$4,700	$500
Fidelity Advisor Communications Equipment Fund	$36,000	$-	$4,700	$500
Fidelity Advisor Consumer Discretionary Fund	$36,000	$-	$5,800	$500
Fidelity Advisor Electronics Fund	$34,000	$-	$4,700	$500
Fidelity Advisor Energy Fund	$36,000	$-	$6,800	$600
Fidelity Advisor Financial Services Fund	$36,000	$-	$6,800	$500
Fidelity Advisor Health Care Fund	$36,000	$-	$5,800	$500
Fidelity Advisor Industrials Fund	$35,000	$-	$5,800	$500
Fidelity Advisor Real Estate Fund	$39,000	$-	$5,800	$600
Fidelity Advisor Technology Fund	$37,000	$-	$5,800	$600
Fidelity Advisor Utilities Fund	$34,000	$-	$5,900	$500

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2014A	July 31, 2013A
Audit-Related Fees	$355,000	$915,000
Tax Fees	$-	$-
All Other Fees	$745,000	$765,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2014 A	July 31, 2013 A
Deloitte Entities	$2,005,000	$1,845,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	September 25, 2014
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	September 25, 2014